SCUDDER
                                                                     INVESTMENTS

Scudder Variable Series II
--------------------------------------------------------------------------------

Scudder Aggressive Growth Portfolio

Scudder Blue Chip Portfolio

Scudder Contrarian Value Portfolio

Scudder Global Blue Chip Portfolio

Scudder Government Securities Portfolio

Scudder Growth Portfolio

Scudder High Yield Portfolio

Scudder International Research Portfolio

Scudder Investment Grade Bond Portfolio

Scudder Money Market Portfolio

Scudder New Europe Portfolio

Scudder Small Cap Growth Portfolio

Scudder Small Cap Value Portfolio

Scudder Strategic Income Portfolio

Scudder Technology Growth Portfolio

Scudder Total Return Portfolio

SVS Dreman Financial Services Portfolio

SVS Dreman High Return Equity Portfolio

SVS Dynamic Growth Portfolio

SVS Focused Large Cap Growth Portfolio

SVS Focus Value+Growth Portfolio

SVS Growth And Income Portfolio

SVS Growth Opportunities Portfolio

SVS Index 500 Portfolio

SVS Mid Cap Growth Portfolio

SVS Strategic Equity Portfolio

SVS Venture Value Portfolio



                                                            Semiannual report to
                                                 shareholders for the six months
                                                             ended June 30, 2001

Contents
--------------------------------------------------------------------------------

     3   Economic Overview

Management Summary, Portfolio Of Investments, Financial Statements,
Financial Highlights For:

     5   Scudder Aggressive Growth Portfolio (formerly Kemper Aggressive Growth Portfolio)

    10   Scudder Blue Chip Portfolio (formerly Kemper Blue Chip Portfolio)

    15   Scudder Contrarian Value Portfolio (formerly Kemper Contrarian Value Portfolio)

    20   Scudder Global Blue Chip Portfolio (formerly Kemper Global Blue Chip Portfolio)

    29   Scudder Government Securities Portfolio (formerly Kemper Government Securities Portfolio)

    36   Scudder Growth Portfolio (formerly Kemper Growth Portfolio)

    42   Scudder High Yield Portfolio (formerly Kemper High Yield Portfolio)

    51   Scudder International Research Portfolio (formerly Kemper International Portfolio)

    58   Scudder Investment Grade Bond Portfolio (formerly Kemper Investment Grade Bond Portfolio)

    64   Scudder Money Market Portfolio (formerly Kemper Money Market Portfolio)

    68   Scudder New Europe Portfolio (formerly Kemper New Europe Portfolio)

    75   Scudder Small Cap Growth Portfolio (formerly Kemper Small Cap Growth Portfolio)

    82   Scudder Small Cap Value Portfolio (formerly Kemper Small Cap Value Portfolio)

    90   Scudder Strategic Income Portfolio (formerly Kemper Strategic Income Portfolio)

    96   Scudder Technology Growth Portfolio (formerly Kemper Technology Growth Portfolio)

   102   Scudder Total Return Portfolio (formerly Kemper Total Return Portfolio)

   111   SVS Dreman Financial Services Portfolio (formerly KVS Dreman Financial Services Portfolio)

   116   SVS Dreman High Return Equity Portfolio (formerly KVS Dreman High Return Equity Portfolio)

   122   SVS Dynamic Growth Portfolio

   128   SVS Focused Large Cap Growth Portfolio (formerly KVS Focused Large Cap Growth Portfolio)

   133   SVS Focus Value+Growth Portfolio (formerly Kemper Value+Growth Portfolio)

   139   SVS Growth And Income Portfolio (formerly KVS Growth And Income Portfolio)

   147   SVS Growth Opportunities Portfolio (formerly KVS Growth Opportunities Portfolio)

   152   SVS Index 500 Portfolio (formerly KVS Index 500 Portfolio)

   163   SVS Mid Cap Growth Portfolio

   169   SVS Strategic Equity Portfolio

   174   SVS Venture Value Portfolio

   179   Notes To Financial Statements


The opinions and forecasts expressed are those of the portfolio managers as of June 30, 2001, and may not actually come to pass. This information is subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any specific security.

     Past performance is no guarantee of future results.

Economic Overview
--------------------------------------------------------------------------------

Dear Contract Holder:

     The plot thickens. Can the Economy in Distress hold out until our hero, Monetary and Fiscal Policy, rides to the rescue?

     Actually, we think this story can have a happy ending, although maintaining that optimism requires a leap of faith. There's no economic evidence that a bottom is near. But all of the monetary indicators -- such as a steep yield curve, exploding money supply growth, and record bond issuance -- give us hope. And now we have a tax cut. This suggests that the economy will escape recession -- but just barely. We expect economic growth to average just under 2% for the next 18 months -- and this slow advance will curtail inflation, which we expect to rise just 2.5% in 2002.

     Why is aggressive monetary and fiscal policy likely to produce such anemic growth? The answer is that even Federal Reserve Board Chairman Alan Greenspan can't fix everything, especially when a certain global villain is at work. Who is this malefactor? Oil. It's likely that purchasing power in the developed world was drained by the recent jump in oil prices.

     But oil's not the only culprit. When the United States ran into trouble, so did other countries. For example, European politicians continue to focus on politics, not economics. And the Japanese government has let structural problems fester during the last 10 years. We now see near-recession conditions almost everywhere.

     You might expect the dollar to decline as other countries become more dependent on the United States and increase the number of goods they sell here -- but astonishingly, it hasn't. That's not necessarily good news, however. More than 30% of U.S. corporate profits are earned abroad, and when the dollar rises, those earnings are worth less. Non-American companies also take advantage of their weaker currencies to aggressively price exports to the United States. That undercuts American companies' pricing power and ravages revenue growth. The result is a humdinger of a profits recession. We expect S&P 500 operating profits to be down 15% this year as a whole.

     One result of the profit recession is that executives are trying to restore profitability by cutting costs. This hurts the economy. They first go after travel and entertainment, affecting hotels, airlines and restaurants. Next in line are capital spending and payroll, so we expect the unemployment rate to rise from 4.5% to 5.5% by the end of next year.

     When unemployment rises, consumers feel the heat. Consumer spending won't decrease drastically, because Uncle Sam is putting almost $40 billion in the mail this summer. Still, they won't spend too much. We expect consumption growth through the end of next year to hover around 2%.

     Because consumption is two-thirds of the economy, it sets the pace for gross domestic product (GDP). And 2% GDP growth will not foster inflation. While many myths about the new economy were exaggerated, its disinflationary tendencies were not. We know that inflation is a complex phenomenon, but we don't believe it can survive under conditions of slow growth.

--------------------------------------------------------------------------------
Economic Guideposts
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                           Now (6/30/01)  6 months ago  1 year ago  2 years ago
                           -------------  ------------  ----------  -----------
10-year Treasury rate^1         5.3            5.2         6.1         5.9
Prime rate^2                    6.75           9.5         9.5         7.75
Inflation rate^3*               3.6            3.4         3.2         2.0
The U.S. dollar^4               9.6            8.6         0.6        -1.8
Capital goods orders#5*        -9.2           14.3        14.1        -0.2
Industrial production5*        -2.8            4.4         6.4         3.6
Employment growth^6             0.3            1.5         2.5         2.4

1 Falling interest rates in recent years have been a big plus for financial assets.

2    The interest rate that commercial lenders charge their best borrowers.

3 Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

4 Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

5    These influence corporate profits and equity performance.

6    An influence on family income and retail sales.

*    Data as of June 30, 2001.

Source: Economics Department, Zurich Scudder Investments, Inc.
--------------------------------------------------------------------------------

     Moderate growth with low inflation is not a bad end to our story. We doubt that it will feel very satisfying, however. Monetary and Fiscal Policy may well rescue the Economy in Distress, but he can't undo the shock. The convalescence is likely to be prolonged.

Sincerely,

Maureen F. Allyn

Managing Director

Zurich Scudder Investments, Inc.


July 1, 2001


The opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of July 1, 2001, and may not actually come to pass.

To obtain a Scudder Variable Series II prospectus, talk to your financial representative. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2001

Scudder Aggressive Growth Portfolio

The first half of fiscal year 2001 offered a volatile ride with negative results. The first quarter saw sharp declines in technology stocks. There was a tug of war between the positive effects of lower short-term interest rates and poor earnings results and near-term prospects at many technology companies. Profits remained worse than expected at many high profile firms.

In April, the portfolio enjoyed a strong rebound as aggressive growth stocks rallied. The party was short-lived as many of our holdings, including companies we thought were relatively defensive such as Symbol Technologies, fell in May and June. Generally we did not have many earnings disappointments in the portfolio. However, market rumor and speculation drove down stock prices for many of our core positions.

Although we believe the worst of the current bear market's volatility is behind us, we are still maintaining a strong cash position. As opportunities arise, we will attempt to reduce cash. We need clear signs of both an economic and market recovery before we can be fully invested. For now, we believe the smart thing to do is ride out volatility for stocks that we have a lot of confidence in, and cherry-pick companies with good products, capable management and solid fundamental prospects. We believe the Federal Reserve's interest rate cuts should begin to help reinvigorate economic growth by 2002.

Sewall F. Hodges
Lead Portfolio Manager
Zurich Scudder Investments, Inc.

Investment Portfolio                             as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------


Scudder Aggressive Growth Portfolio

                                                        Principal
                                                        Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 0.2%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    3.93%, to be repurchased at
    $124,041 on 7/2/2001**                                            ----------
    (Cost $124,000) ................................       124,000       124,000
                                                                      ----------

--------------------------------------------------------------------------------
Short-Term Investments 33.5%
--------------------------------------------------------------------------------

 Federal Home Loan Bank,
    3.5%***, 7/2/2001 ..............................    13,457,000    13,455,527
 Federal Home Loan Mortgage Corp.,
    3.9%***, 7/3/2001 ..............................    10,000,000     9,997,833

--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $23,453,360)                       23,453,360
--------------------------------------------------------------------------------



                                                           Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 66.3%
--------------------------------------------------------------------------------

 Consumer Discretionary 3.5%
 Apparel & Shoes 0.6%
 Tommy Hilfiger Corp.* .............................        32,200       450,800
                                                                      ----------

 Recreational Products 2.9%
 Harley-Davidson, Inc. .............................        42,700     2,010,316
                                                                      ----------

 Health 6.8%
 Biotechnology 0.3%
 QLT, Inc.* ........................................        10,500       208,127
                                                                      ----------

 Medical Supply & Specialty 1.3%
 Medtronic, Inc. ...................................        17,298       795,881
 Waters Corp.* .....................................         4,000       110,440
                                                                      ----------
                                                                         906,321
                                                                      ----------
 Pharmaceuticals 4.8%
 Andrx Group* ......................................        34,300     2,601,312
 Biovail Corp.* ....................................        17,100       743,850
                                                                      ----------
                                                                       3,345,162
                                                                      ----------
 Miscellaneous 0.4%
 DaVita, Inc.* .....................................        16,200       329,346
                                                                      ----------

 Communications 3.0%
 Telephone/Communications
 JDS Uniphase Corp.* ...............................        21,660       285,262
 Sonus Networks, Inc.* .............................        16,200       367,578
 Time Warner Telecom, Inc. "A"* ....................        42,300     1,419,165
                                                                      ----------
                                                                       2,072,005
                                                                      ----------



                                                            Shares     Value ($)
--------------------------------------------------------------------------------

 Financial 4.6%
 Banks 1.8%
 State Street Corp. ................................        25,000     1,237,250
                                                                      ----------

 Other Financial Companies 2.8%
 Standard & Poor's 500 Depository
    Receipts Trust Series I ........................        15,800     1,948,614
                                                                      ----------

 Media 1.5%
 Broadcasting & Entertainment
 Univision Communication, Inc.* ....................        15,500       663,090
 Viacom, Inc. "B"* .................................         7,206       372,911
                                                                      ----------
                                                                       1,036,001
                                                                      ----------
 Service Industries 5.7%
 EDP Services 2.0%
 Fiserv, Inc.* .....................................        22,500     1,395,000
                                                                      ----------

 Miscellaneous Commercial Services 2.3%
 Concord EFS, Inc.* ................................         7,500       419,250
 Paychex, Inc. .....................................        24,100       995,330
 Plexus Corp.* .....................................         6,600       205,920
                                                                      ----------
                                                                       1,620,500
                                                                      ----------
 Printing/Publishing 1.4%
 Dow Jones & Co., Inc. .............................        16,300       973,273
                                                                      ----------

 Durables 1.5%
 Telecommunications Equipment
 Corning, Inc. .....................................        17,100       285,741
 Spectrasite Holdings, Inc.* .......................       118,900       762,149
                                                                      ----------
                                                                       1,047,890
                                                                      ----------
 Technology 34.1%
 Computer Software 16.5%
 BEA Systems, Inc.* ................................        15,100       498,451
 Check Point Software Technologies
    Ltd.* ..........................................        27,900     1,421,784
 Comverse Technology, Inc.* ........................        12,500       721,750
 Intuit, Inc.* .....................................        25,100       981,159
 Mercury Interactive Corp.* ........................        28,900     1,762,900
 Micromuse, Inc.* ..................................        20,000       562,400
 Microsoft Corp.* ..................................        22,700     1,628,725
 PeopleSoft, Inc.* .................................        38,600     1,872,100
 RSA Security, Inc.* ...............................        18,450       572,319
 SAP AG (Sponsored ADR) ............................        15,900       557,931
 Verity, Inc.* .....................................        50,000       986,500
                                                                      ----------
                                                                      11,566,019
                                                                      ----------
 Diverse Electronic Products 1.0%
 Teradyne, Inc.* ...................................        22,400       741,440
                                                                      ----------

 EDP Peripherals 4.6%
 Brocade Communications Systems,
    Inc.* ..........................................        13,000       564,330
 EMC Corp.* ........................................        21,900       636,195

    The accompanying notes are an integral part of the financial statements.

                                                           Shares      Value ($)
--------------------------------------------------------------------------------

 Network Appliance, Inc.* ........................         27,500        378,400
 Symbol Technologies, Inc. .......................         74,475      1,653,345
                                                                      ----------
                                                                       3,232,270
                                                                      ----------
 Electronic Components/
 Distributors 2.6%
 Analog Devices, Inc.* ...........................         19,000        821,750
 Applied Micro Circuits Corp.* ...................         20,800        369,408
 Sandisk Corp.* ..................................         13,000        357,500
 Vishay Intertechnology, Inc.* ...................         12,250        281,750
                                                                      ----------
                                                                       1,830,408
                                                                      ----------
 Precision Instruments 2.2%
 Credence Systems Corp.* .........................         46,000      1,071,800
 Molecular Devices Corp.* ........................          6,800        134,164
 Photon Dynamics, Inc.* ..........................          9,900        311,850
                                                                      ----------
                                                                       1,517,814
                                                                      ----------
 Semiconductors 6.0%
 Elantec Semiconductor, Inc.* ....................          9,100        304,850
 Linear Technology Corp. .........................         17,900        834,677
 Microchip Technology Inc.* ......................         11,300        364,425
 Nanometrics, Inc.* ..............................          9,500        247,000
 Pericom Semiconductor Corp.* ....................         34,300        521,360
 QLogic Corp.* ...................................         11,000        707,740
 Silicon Storage Technology, Inc.* ...............         60,700        573,008
 Siliconix, Inc.* ................................          2,000         67,300
 Vitesse Semiconductor Corp.* ....................         26,200        554,130
                                                                      ----------
                                                                       4,174,490
                                                                      ----------



                                                          Shares       Value ($)
--------------------------------------------------------------------------------
 Telecommunications Equipment 0.9%
 Cisco Systems, Inc.* ............................         31,400        606,617
                                                                      ----------

 Miscellaneous 0.3%
 Cirrus Logic Inc.* ..............................          8,300        210,488
                                                                      ----------

 Energy 5.1%
 Oil & Gas Production 4.1%
 Anadarko Petroleum Corp. ........................          9,500        513,285
 EOG Resources, Inc. .............................         24,900        885,195
 Nabors Industries, Inc.* ........................         15,200        565,440
 Talisman Energy, Inc. ...........................         24,300        927,205
                                                                      ----------
                                                                       2,891,125
                                                                      ----------
 Oilfield Services/Equipment 1.0%
 Precision Drilling Corp. "A"* ...................         21,800        681,032
                                                                      ----------

 Transportation 0.5%
 Air Freight
 EGL, Inc.* ......................................         22,200        354,090
                                                                      ----------


--------------------------------------------------------------------------------
Total Common Stocks (Cost $59,181,698)                                46,386,398
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $82,759,058) (a)                                             69,963,758
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Scudder Aggressive Growth Portfolio of Investments
--------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

***  Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $82,896,807. At June 30, 2001, net unrealized depreciation for all securities based on tax cost was $12,933,049. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,803,187 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $15,736,236.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets
-----------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $82,759,058) .....................................................   $ 69,963,758
Cash .......................................................................................................            176
Dividends receivable .......................................................................................          2,531
Interest receivable ........................................................................................         35,367
Receivable for Portfolio shares sold .......................................................................         10,517
Foreign taxes recoverable ..................................................................................            334
                                                                                                               ------------
Total assets ...............................................................................................     70,012,683

Liabilities
-----------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased ..........................................................................      1,955,724
Payable for Portfolio shares redeemed ......................................................................         19,767
Accrued management fee .....................................................................................         42,375
Other payables and accrued expenses ........................................................................         27,620
                                                                                                               ------------
Total liabilities ..........................................................................................      2,045,486
-----------------------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                                           $ 67,967,197
-----------------------------------------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ........................................................................        127,573
Net unrealized appreciation (depreciation) on investments ..................................................    (12,795,300)
Accumulated net realized gain (loss) .......................................................................     (5,937,739)
Paid-in capital ............................................................................................     86,572,663
-----------------------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                                           $ 67,967,197
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($67,967,197 / 6,082,113 outstanding shares of beneficial       ------------
   interest, $.01 par value, unlimited number of shares authorized)                                            $      11.17
                                                                                                               ------------


-----------------------------------------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2001 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------

Investment Income
-----------------------------------------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $920) ..........................................................   $     93,651
Interest ...................................................................................................        475,380
                                                                                                               ------------
Total Income ...............................................................................................        569,031
                                                                                                               ------------
Expenses:
Management fee .............................................................................................        244,294
Custodian and accounting fees ..............................................................................         29,340
Auditing ...................................................................................................          4,839
Legal ......................................................................................................            893
Trustees' fees and expenses ................................................................................          2,377
Reports to shareholders ....................................................................................          4,865
Other ......................................................................................................            105
                                                                                                               ------------
Total expenses, before expense reductions ..................................................................        286,713
Expense reductions .........................................................................................           (747)
                                                                                                               ------------
Total expenses, after expense reductions ...................................................................        285,966
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                                        283,065
-----------------------------------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ................................................................................................     (1,640,131)
Foreign currency related transactions ......................................................................             32
                                                                                                               ------------
                                                                                                                 (1,640,099)
                                                                                                               ------------
Net unrealized appreciation (depreciation) during the period on investments ................................     (9,227,100)
-----------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                                                      (10,867,199)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                                $(10,584,134)
-----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                       Six Months Ended     Year Ended
                                                                                         June 30, 2001     December 31,
Increase (Decrease) in Net Assets                                                         (Unaudited)          2000
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ..........................................................   $    283,065    $    526,610
Net realized gain (loss) on investment transactions ...................................     (1,640,099)     (4,288,644)
Net unrealized appreciation (depreciation) on investment transactions during the period     (9,227,100)     (5,179,723)
                                                                                          ------------    ------------
Net increase (decrease) in net assets resulting from operations .......................    (10,584,134)     (8,941,757)
                                                                                          ------------    ------------
Distribution to shareholders from:
Net investment income .................................................................       (652,558)           --
                                                                                          ------------    ------------
Net realized gains ....................................................................           --          (196,026)
                                                                                          ------------    ------------
Portfolio share transactions:
Proceeds from shares sold .............................................................     19,108,793      66,329,439
Reinvestment of distributions .........................................................        652,558         196,026
Cost of shares redeemed ...............................................................     (6,425,363)     (3,189,803)
                                                                                          ------------    ------------
Net increase (decrease) in net assets from Portfolio share transactions ...............     13,335,988      63,335,662
                                                                                          ------------    ------------
Increase (decrease) in net assets .....................................................      2,099,296      54,197,879
Net assets at beginning of period .....................................................     65,867,901      11,670,022
Net assets at end of period (including undistributed net investment income of $127,573    ------------    ------------
   and $497,066, respectively)                                                            $ 67,967,197    $ 65,867,901
                                                                                          ------------    ------------
Other Information (a)
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period .............................................      4,990,960         834,228
                                                                                          ------------    ------------
Shares sold ...........................................................................      1,590,047       4,357,405
Shares issued to shareholders in reinvestment of distributions ........................         62,858          12,110
Shares redeemed .......................................................................       (561,752)       (212,783)
                                                                                          ------------    ------------
Net increase (decrease) in Portfolio shares ...........................................      1,091,153       4,156,732
                                                                                          ------------    ------------
Shares outstanding at end of period ...................................................      6,082,113       4,990,960
                                                                                          ------------    ------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                                      2001(b)   2000(a)   1999(a)(c)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                         $ 13.20     13.99     10.00
                                                                                             --------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (d)                                                                 .05       .18       .06
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                             (1.96)     (.87)     3.93
                                                                                             --------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                               (1.91)     (.69)     3.99
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                          (.12)        --        --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                                     --      (.10)       --
                                                                                             --------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                            (.12)      (.10)       --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                              $ 11.17      13.20     13.99
                                                                                             --------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                             (14.41)**   (4.96)    39.89(e)**
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                           68         66        12
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                 .88*       .95      2.66*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                  .88*       .94       .50*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                       .87*      1.22       .80*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                      51*       103        90*
-----------------------------------------------------------------------------------------------------------------------------

(a) On June 18, 2001, the Fund implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to June 30, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

(b)  For the six months ended June 30, 2001 (Unaudited).

(c) For the period from May 1, 1999 (commencement of operations) to December 31, 1999.

(d)  Based on average shares outstanding during the period.

(e)  Total return would have been lower had certain expenses not been reduced.

*    Annualized        ** Not annualized

    The accompanying notes are an integral part of the financial statements.

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2001

Scudder Blue Chip Portfolio

Throughout the semiannual period, we faced the familiar challenge of extremely volatile and seemingly directionless markets. While performance improved markedly in the second half of the period, gains were not enough to offset early losses.

Defensively positioned with an underweight in technology relative to the benchmark, the portfolio fell behind in January when the Federal Reserve Board dramatically reversed its monetary policy, giving a significant bounce to technology. Ironically, however, technology would prove to be the primary driver of portfolio performance overall.

In April, convinced that much of the "bad news" had been priced into the technology market, we aggressively increased semiconductor and software stocks, bringing the technology weighting to par with the benchmark Standard & Poor's
500. Following the Fed's April rate cut, we saw significant, sustained technology stock performance. Several new buys climbed, enabling us to take profits and recover lost ground. And long-held names, including Intel and Microsoft (both among the portfolio's top 10-largest holdings), posted stellar performance. Health care holdings also contributed strongly, while energy and retail stocks dragged.

Evidence suggests that we may be at a cycle peak for oil services. We are now paring back the portfolio's weighting in these stocks. On the contrary, we intend to maintain weightings in retail and media as a means of participating in what we believe is an imminent recovery of the consumer economy. Finally, we remain committed to a neutral weighting in technology and, with price paramount, will seek additional investment opportunities within the sector.

Tracy McCormick
Lead Portfolio Manager
Zurich Scudder Investments, Inc.

Investment Portfolio                             as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Scudder Blue Chip Portfolio

                                             Principal
                                             Amount ($)     Value ($)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Short-Term Investments 2.1%
--------------------------------------------------------------------------------

 Federal Home Loan Bank, 3.5%**,                           ----------
    7/2/2001 (Cost $4,906,463) ............    4,907,000    4,906,463
                                                           ----------


                                                Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 97.9%
--------------------------------------------------------------------------------

 Consumer Discretionary 9.3%
 Department & Chain Stores
 Costco Wholesale Corp.* ..................       56,800    2,387,872
 Gap, Inc. ................................      100,000    2,900,000
 Home Depot, Inc. .........................       68,000    3,165,400
 Kohl's Corp.* ............................       39,500    2,477,835
 Lowe's Companies, Inc. ...................       35,000    2,539,250
 Target Corp. .............................       89,000    3,079,400
 Wal-Mart Stores, Inc. ....................      106,800    5,211,840
                                                           ----------
                                                           21,761,597
                                                           ----------
 Consumer Staples 4.5%
 Food & Beverage 3.1%
 Coca-Cola Co. ............................       60,500    2,722,500
 PepsiCo, Inc. ............................       50,000    2,210,000
 Quaker Oats Co. ..........................       13,000    1,186,250
 Unilever NV (New York Shares) ............       20,000    1,191,400
                                                           ----------
                                                           7,310,150
                                                           ----------
 Package Goods/Cosmetics 1.4%
 Colgate-Palmolive Co. ....................       55,000    3,244,450
                                                           ----------

 Health 17.6%
 Biotechnology 2.8%
 Amgen, Inc.* .............................       37,000    2,291,040
 Genentech, Inc.* .........................       45,000    2,479,500
 Genzyme Corp. (General Division)* ........       28,600    1,685,684
                                                           ----------
                                                            6,456,224
                                                           ----------
 Hospital Management 1.1%
 Tenet Healthcare Corp.* ..................       49,000    2,527,910
                                                           ----------

 Medical Supply & Specialty 2.0%
 Baxter International, Inc. ...............       51,000    2,499,000
 Becton, Dickinson & Co. ..................       59,000    2,111,610
                                                           ----------
                                                            4,610,610
                                                           ----------
 Pharmaceuticals 11.7%
 Abbott Laboratories ......................       87,000    4,176,870
 Allergan, Inc. ...........................       34,400    2,941,200
 American Home Products Corp. .............       57,000    3,331,080
 Eli Lilly & Co. ..........................       22,000    1,628,000
 Johnson & Johnson ........................      143,482    7,174,100
 Pfizer, Inc. .............................      175,250    7,018,763


                                                 Shares      Value ($)
--------------------------------------------------------------------------------

 Schering-Plough Corp. ....................       30,000    1,087,200
                                                           ----------
                                                           27,357,213
                                                           ----------
 Communications 2.3%
 Cellular Telephone 1.2%
 AT&T Wireless Group* .....................       89,000    1,455,150
 QUALCOMM, Inc.* ..........................       23,000    1,309,390
                                                           ----------
                                                            2,764,540
                                                           ----------
 Telephone/Communications 1.1%
 BroadWing, Inc.* .........................      110,000    2,689,500
                                                           ----------

 Financial 18.7%
 Banks 4.6%
 Fifth Third Bancorp ......................       39,000    2,353,650
 JP Morgan Chase & Co. ....................       76,000    3,389,600
 Mellon Financial Corp. ...................       54,000    2,484,000
 National City Corp. ......................       80,000    2,462,400
                                                           ----------
                                                           10,689,650
                                                           ----------
 Insurance 8.2%
 Allstate Corp. ...........................       85,000    3,739,150
 American International Group, Inc. .......       64,812    5,573,832
 Hartford Financial Services Group, Inc. ..       58,000    3,967,200
 Jefferson Pilot Corp. ....................       48,525    2,344,728
 St. Paul Companies, Inc. .................       72,100    3,654,749
                                                           ----------
                                                           19,279,659
                                                           ----------
 Consumer Finance 5.3%
 Citigroup, Inc. ..........................      125,000    6,605,000
 Household International, Inc. ............       33,799    2,254,393
 Providian Financial Corp. ................       58,000    3,433,600
                                                           ----------
                                                           12,292,993
                                                           ----------
 Investment 0.6%
 Merrill Lynch & Co., Inc. ................       26,000    1,540,500
                                                           ----------

 Media 7.6%
 Advertising 1.2%
 Omnicom Group, Inc. ......................       32,500    2,795,000
                                                           ----------

 Broadcasting & Entertainment 4.3%
 AOL Time Warner, Inc.* ...................       70,000    3,710,000
 Clear Channel Communications, Inc.* ......       40,000    2,508,000
 Viacom, Inc. "B"* ........................       73,051    3,780,389
                                                           ----------
                                                            9,998,389
                                                           ----------
 Cable Television 0.8%
 AT&T Corp.-- Liberty Media
    Group "A"* ............................      112,000    1,958,880
                                                           ----------

 Print Media 1.3%
 Tribune Co. ..............................       76,100    3,044,761
                                                           ----------

 Service Industies 1.0%
 Miscellaneous Commercial Services
 United Parcel Service "B" ................       40,000    2,312,000
                                                           ----------


    The accompanying notes are an integral part of the financial statements.

                                                   Shares     Value ($)
--------------------------------------------------------------------------------

 Durables 1.3%
 Aerospace
 General Dynamics Corp. ...................        15,000     1,167,150
 United Technologies Corp. ................        24,500     1,794,870
                                                            -----------
                                                              2,962,020
                                                            -----------
 Manufacturing 7.5%
 Chemicals 2.0%
 PPG Industries, Inc. .....................        49,000     2,575,930
 Praxair, Inc. ............................        45,000     2,115,000
                                                            -----------
                                                              4,690,930
                                                            -----------
 Diversified Manufacturing 4.2%
 General Electric Co. .....................       201,800     9,837,750
                                                            -----------

 Machinery/Components/Controls 1.3%
 Illinois Tool Works, Inc. ................        46,500     2,943,450
                                                            -----------

 Technology 19.5%
 Computer Software 6.9%
 BEA Systems, Inc.* .......................        40,000     1,320,400
 i2 Technologies, Inc.* ...................        80,000     1,576,000
 Microsoft Corp.* .........................       132,200     9,485,350
 PeopleSoft, Inc.* ........................        25,000     1,212,500
 Siebel Systems, Inc.* ....................        30,000     1,425,900
 VERITAS Software Corp.* ..................        19,000     1,282,500
                                                            -----------
                                                             16,302,650
                                                            -----------
 Diverse Electronic Products 2.7%
 Dell Computer Corp.* .....................       115,000     3,102,700
 Hewlett-Packard Co. ......................        65,000     1,859,000
 Teradyne, Inc.* ..........................        38,000     1,257,800
                                                            -----------
                                                              6,219,500
                                                            -----------
 EDP Peripherals 0.5%
 Brocade Communications Systems,
    Inc.* .................................        25,000     1,085,250
                                                            -----------

 Telecommunications Equipment 0.8%
 Cisco Systems, Inc.* .....................       100,000     1,931,900
                                                            -----------



                                                  Shares      Value ($)
--------------------------------------------------------------------------------

 Electronic Data Processing 1.6%
 International Business Machines Corp. ....        32,400     3,661,200
                                                            -----------

 Semiconductors 7.0%
 Applied Materials, Inc.* .................        34,000     1,738,420
 Intel Corp. ..............................       179,800     5,455,132
 KLA-Tencor Corp.* ........................        30,000     1,765,200
 Linear Technology Corp. ..................        30,000     1,398,900
 Micron Technology, Inc.* .................        40,000     1,644,000
 Texas Instruments, Inc. ..................       102,000     3,213,000
 Xilinx, Inc.* ............................        30,000     1,243,500
                                                            -----------
                                                             16,458,152
                                                            -----------
 Energy 6.8%
 Oil & Gas Production 5.7%
 BP PLC (ADR) .............................        49,100     2,447,635
 Exxon Mobil Corp. ........................        72,770     6,356,460
 Nabors Industries, Inc.* .................        67,800     2,522,160
 Royal Dutch Petroleum Co. ................
    (New York Shares) .....................        36,000     2,097,720
                                                            -----------
                                                             13,423,975
                                                            -----------
 Oilfield Services/Equipment 1.1%
 BJ Services Co.* .........................        88,000     2,497,440
                                                            -----------

 Transportation 1.6%
 Railroads 1.6%
 Union Pacific Corp. ......................        68,500     3,761,335
                                                            -----------

 Utilities 0.2%
 Electric Utilities
 Mirant Corp.* ............................        15,300       526,320
                                                            -----------


--------------------------------------------------------------------------------
Total Common Stocks (Cost $212,150,329)                     228,935,898
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $217,056,792) (a)                                  233,842,361
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Scudder Blue Chip Portfolio of Investments
--------------------------------------------------------------------------------

*    Non-income producing security.

**   Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $218,145,145. At June 30, 2001, net unrealized appreciation for all securities based on tax cost was $15,697,216. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $22,990,342 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,293,126.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $217,056,792) ......................................................   $ 233,842,361
Receivable for investments sold ..............................................................................       1,450,732
Dividends receivable .........................................................................................         141,982
Receivable for Portfolio shares sold .........................................................................         135,324
                                                                                                                 -------------
Total assets .................................................................................................     235,570,399

Liabilities
------------------------------------------------------------------------------------------------------------------------------
Due to custodian bank ........................................................................................          94,742
Payable for investments purchased ............................................................................       2,538,716
Payable for Portfolio shares redeemed ........................................................................              15
Accrued management fee .......................................................................................         127,475
Other accrued expenses and payables ..........................................................................          46,701
                                                                                                                 -------------
Total liabilities ............................................................................................       2,807,649
------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                       $ 232,762,750
------------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................................................         211,192
Net unrealized appreciation (depreciation) on investments ....................................................      16,785,569
Accumulated net realized gain (loss) .........................................................................     (18,300,483)
Paid-in capital ..............................................................................................     234,066,472
------------------------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                                             $ 232,762,750
------------------------------------------------------------------------------------------------------------------------------

Net Asset Value
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($232,762,750 / 17,569,341 outstanding shares of beneficial
   interest, $.01 par value, unlimited number of shares authorized) ..........................................   $       13.25

------------------------------------------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2001 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $5,748) ..........................................................   $     980,339
Interest .....................................................................................................         214,136
                                                                                                                 -------------
Total Income .................................................................................................       1,194,475
                                                                                                                 -------------
Expenses:
Management fee ...............................................................................................         716,882
Custodian fees ...............................................................................................           8,123
Auditing .....................................................................................................          14,146
Legal ........................................................................................................           3,007
Trustees' fees and expenses ..................................................................................          10,025
Reports to shareholders ......................................................................................           7,230
Other ........................................................................................................             321
                                                                                                                 -------------
Total expenses, before expense reductions ....................................................................         759,734
Expense reductions ...........................................................................................            (287)
                                                                                                                 -------------
Total expenses, after expense reductions .....................................................................         759,447
------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                                           435,028
------------------------------------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from investments ....................................................................     (11,822,863)

Net unrealized appreciation (depreciation) during the period on investments ..................................      (6,597,240)
------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                                                         (18,420,103)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                                  $ (17,985,075)
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                               Six Months
                                                                                                  Ended         Year Ended
                                                                                              June 30, 2001    December 31,
Increase (Decrease) in Net Assets                                                              (Unaudited)         2000
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .............................................................   $     435,028    $     936,474
Net realized gain (loss) on investment transactions ......................................     (11,822,863)      (4,444,806)
Net unrealized appreciation (depreciation) on investment transactions during the period ..      (6,597,240)     (14,673,131)
                                                                                             -------------    -------------
Net increase (decrease) in net assets resulting from operations ..........................     (17,985,075)     (18,181,463)
                                                                                             -------------    -------------
Distributions to shareholders from:
Net investment income ....................................................................        (975,786)        (776,598)
                                                                                             -------------    -------------
Portfolio share transactions:
Proceeds from shares sold ................................................................      32,240,052       73,308,117
Reinvestment of distributions ............................................................         975,786          776,598
Cost of shares redeemed ..................................................................      (9,550,555)     (12,484,482)
                                                                                             -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions ..................      23,665,283       61,600,233
                                                                                             -------------    -------------
Increase (decrease) in net assets ........................................................       4,704,422       42,642,172

Net assets at beginning of period ........................................................     228,058,328      185,416,156

Net assets at end of period (including undistributed net investment income of $211,192 and   -------------    -------------
   $751,950, respectively) ...............................................................   $ 232,762,750    $ 228,058,328
                                                                                             -------------    -------------
Other Information (a)
---------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ................................................      15,830,661       11,817,153
                                                                                             -------------    -------------
Shares sold ..............................................................................       2,382,098        4,787,117
Shares issued to shareholders in reinvestment of distributions ...........................          78,578           48,747
Shares redeemed ..........................................................................        (721,996)        (822,356)
                                                                                             -------------    -------------
Net increase (decrease) in Portfolio shares ..............................................       1,738,680        4,013,508
                                                                                             -------------    -------------
Shares outstanding at end of period ......................................................      17,569,341       15,830,661
                                                                                             -------------    -------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2001(d)   2000(a)   1999(a)   1998(a)  1997(a)(b)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 14.41      15.69     12.60     11.15     10.00
                                                                          ---------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                  .03(c)     .07(c)    .09(c)    .10       .17
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions          (1.13)     (1.29)     3.08      1.45       .98
                                                                          ---------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations
Less distributions from:                                                    (1.10)     (1.22)     3.17      1.55      1.15
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        (.06)      (.06)     (.08)     (.10)       --
                                                                          ---------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.06)      (.06)     (.08)     (.10)       --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 13.25      14.41     15.69     12.60     11.15
                                                                          ---------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            (7.58)**   (7.84)    25.24     13.84     11.54**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        233        228       185        78         5
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .69*       .71       .71       .76       .95*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .69*       .71       .70       .76       .95*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .39*       .44       .67      1.18      2.07*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   111*        86        64       102        78*
-----------------------------------------------------------------------------------------------------------------------------

(a) On June 18, 2001, the Fund implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to June 30, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

(b)  For the period May 1, 1997 (commencement of operations) to December 31,
     1997.

(c)  Based on average shares outstanding during the period.

(d)  For the six months ended June 30, 2001 (Unaudited).

*    Annualized ** Not annualized

    The accompanying notes are an integral part of the financial statements.

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2001
Scudder Contrarian Value Portfolio

Scudder Contrarian Value Portfolio continued to deliver strong relative performance in the first half of 2001, outperforming the Russell 1000 Value Index and the S&P 500 Composite Index.

Perhaps investors have learned a lesson from the large-cap growth and technology obsession of 1998-1999 and the ensuing steep sell-off. Speculative excesses seem to have been wrung out of the market, and investors have once again come to appreciate attractive valuations and solid fundamentals, qualities that we emphasize in our portfolio.

Financial stocks were among the portfolio's top performers, with Bank of America, First Union, Wachovia, and AmSouth Bancorp all posting solid gains. Stocks that declined included ConAgra Foods, Sara Lee, McDonald's, and Raytheon.

In terms of portfolio positioning, we trimmed a few of our more fully-valued financial holdings such as FNMA, FHMC, and sold Washington Mutual, Allstate, and Chubb. We also started to add selected technology stocks that feature name brands, healthy balance sheets, and long histories of strong earnings relative to the market. Having survived the steep technology sell-off, we believe these companies offer attractive value and excellent return opportunity during an economic recovery.

The outlook for well-run, attractively-priced companies should continue to brighten when economic growth rebounds. The Federal Reserve's aggressive monetary easing, coupled with tax rebates and lower tax rates, will generate an economic turnaround at some point. When that happens, we believe our portfolio is positioned to respond very favorably.

Thomas F. Sassi
Lead Portfolio Manager
Zurich Scudder Investments, Inc.

Investment Portfolio                             as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------


Scudder Contrarian Value Portfolio

                                                        Principal
                                                        Amount ($)   Value ($)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Short-Term Investments 8.8%
--------------------------------------------------------------------------------

 Federal Home Loan Bank, 3.5%**,                                      ----------
    7/2/2001 (Cost $20,479,758) ..................     20,482,000     20,479,758
                                                                      ----------



                                                         Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 91.2%
--------------------------------------------------------------------------------

 Consumer Discretionary 8.7%
 Department & Chain Stores 4.4%
 May Department Stores Co. .......................         80,000      2,740,800
 Nordstrom, Inc. .................................        210,000      3,895,500
 The Limited, Inc. ...............................        218,000      3,601,360
                                                                      ----------
                                                                      10,237,660
                                                                      ----------
 Home Furnishings 1.8%
 Newell Rubbermaid, Inc. .........................        163,700      4,108,870
                                                                      ----------

 Restaurants 2.5%
 McDonald's Corp. ................................        216,000      5,844,960
                                                                      ----------

 Consumer Staples 13.0%
 Alcohol & Tobacco 1.5%
 Philip Morris Companies, Inc. ...................         69,500      3,527,125
                                                                      ----------

 Food & Beverage 8.2%
 Albertson's, Inc. ...............................         98,000      2,939,020
 ConAgra Foods, Inc. .............................        158,700      3,143,847
 H.J. Heinz Co. ..................................         53,200      2,175,348
 Kellogg Co. .....................................         70,000      2,030,000
 Sara Lee Corp. ..................................        276,800      5,242,592
 Unilever NV (New York Shares) ...................         60,714      3,616,733
                                                                      ----------
                                                                      19,147,540
                                                                      ----------
 Package Goods/Cosmetics 1.7%
 Procter & Gamble Co. ............................         61,500      3,923,700
                                                                      ----------

 Textiles 1.6%
 VF Corp. ........................................        100,000      3,638,000
                                                                      ----------

 Health 5.2%
 Medical Supply & Specialty 2.7%
 Becton, Dickinson & Co. .........................        176,700      6,324,093
                                                                      ----------

 Pharmaceuticals 2.5%
 Bristol-Myers Squibb Co. ........................         82,900      4,335,670
 Merck & Co., Inc. ...............................         24,000      1,533,840
                                                                      ----------
                                                                       5,869,510
                                                                      ----------
 Communications 0.6%
 Telephone/Communications
 WorldCom, Inc. - WorldCom Group* ................         85,000      1,264,800



                                                           Shares      Value ($)
--------------------------------------------------------------------------------

 Worldcom, Inc.-- MCI Group* .....................          2,600         43,758
                                                                      ----------
                                                                       1,308,558
                                                                      ----------
 Financial 23.7%
 Banks 14.1%
 AmSouth Bancorp .................................        215,000      3,975,350
 Bank of America Corp. ...........................        114,906      6,897,807
 First Union Corp. ...............................        187,000      6,533,780
 KeyCorp .........................................        234,000      6,095,700
 National City Corp. .............................         98,000      3,016,440
 SunTrust Banks, Inc. ............................         18,500      1,198,430
 Wachovia Mutual Corp. ...........................         70,400      5,008,960
                                                                      ----------
                                                                      32,726,467
                                                                      ----------
 Insurance 1.5%
 AMBAC Financial Group, Inc. .....................         20,500      1,193,100
 Jefferson-Pilot Corp. ...........................         25,000      1,208,000
 MBIA, Inc. ......................................         20,000      1,113,600
                                                                      ----------
                                                                       3,514,700
                                                                      ----------
 Investment 1.1%
 J.P. Morgan Chase & Co. .........................         56,000      2,497,600
                                                                      ----------

 Consumer Finance 1.6%
 American Express Co. ............................         95,000      3,686,000
                                                                      ----------

 Other Financial Companies 5.4%
 Fannie Mae ......................................         76,600      6,522,490
 Freddie Mac .....................................         86,600      6,062,000
                                                                      ----------
                                                                      12,584,490
                                                                      ----------
 Media 1.5%
 Print Media
 Gannett Co., Inc. ...............................         52,700      3,472,930
                                                                      ----------

 Service Industries 1.8%
 Printing/Publishing
 Equifax, Inc. ...................................        114,000      4,181,520
                                                                      ----------

 Durables 1.4%
 Automobiles
 Dana Corp. ......................................        140,600      3,281,604
                                                                      ----------

 Manufacturing 11.5%
 Chemicals 3.4%
 Dow Chemical Co. ................................         65,000      2,161,250
 E.I. du Pont de Nemours & Co. ...................         70,000      3,376,800
 Praxair, Inc. ...................................         51,400      2,415,800
                                                                      ----------
                                                                       7,953,850
                                                                      ----------
 Containers & Paper 3.0%
 Sonoco Products Co. .............................        278,200      6,921,616
                                                                      ----------

 Diversified Manufacturing 2.5%
 Cooper Industries, Inc. .........................         35,000      1,385,650
 Honeywell International, Inc. ...................         35,000      1,224,650

    The accompanying notes are an integral part of the financial statements.

                                                          Shares     Value ($)
--------------------------------------------------------------------------------

 Koninklijke (Royal) Philips Electronics NV
    (New York Shares) ..........................          34,000         898,620
 Textron, Inc. .................................          40,200       2,212,608
                                                                     -----------
                                                                       5,721,528
                                                                     -----------
 Machinery/Components/
 Controls 2.1%
 Pitney Bowes, Inc. ............................         114,800       4,835,376
                                                                     -----------

 Specialty Chemicals 0.5%
 Air Products & Chemicals, Inc. ................          25,900       1,184,926
                                                                     -----------

 Technology 12.5%
 Diverse Electronic Products 6.7%
 Dell Computer Corp.* ..........................          50,500       1,362,490
 Diebold, Inc. .................................         181,000       5,819,150
 Gateway, Inc.* ................................          88,400       1,454,180
 Hewlett-Packard Co. ...........................         137,000       3,918,200
 SCI Systems, Inc.* ............................         114,000       2,907,000
                                                                     -----------
                                                                      15,461,020
                                                                     -----------
 Electronic Data Processing 1.0%
 Compaq Computer Corp. .........................         155,000       2,400,950
                                                                     -----------

 Military Electronics 1.0%
 Raytheon Co.* .................................          91,500       2,429,325
                                                                     -----------




                                                         Shares       Value( $)
--------------------------------------------------------------------------------

 Semiconductors 3.8%
 Applied Materials, Inc.* ......................          69,000       3,527,970
 Intel Corp. ...................................         171,000       5,188,140
                                                                     -----------
                                                                       8,716,110
                                                                     -----------
 Energy 7.1%
 Oil & Gas Production 6.4%
 BP PLC (ADR) ..................................         108,944       5,430,858
 Exxon Mobil Corp. .............................          75,600       6,603,660
 Texaco, Inc. ..................................          42,200       2,810,520
                                                                     -----------
                                                                      14,845,038
                                                                     -----------
 Oil Companies 0.7%
 Chevron Corp. .................................          17,900       1,619,950
                                                                     -----------

 Construction 1.8%
 Building Products
 Masco Corp. ...................................         169,000       4,218,240
                                                                     -----------

 Transportation 2.4%
 Air Freight
 FedEx Corp.* ..................................         141,000       5,668,200
                                                                     -----------


--------------------------------------------------------------------------------
Total Common Stocks (Cost $203,838,616)                              211,851,456
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $224,318,374) (a)                                           232,331,214
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Scudder Contrarian Value Portfolio of Investments
--------------------------------------------------------------------------------

*    Non-income producing security.

**   Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $224,431,171. At June 30, 2001, net unrealized appreciation for all securities based on tax cost was $7,900,043. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $22,316,466 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $14,416,423.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $224,318,374) ......................................................   $ 232,331,214
Dividends receivable .........................................................................................         287,947
Receivable for investments sold ..............................................................................       2,653,735
Receivable for Portfolio shares sold .........................................................................         146,716
                                                                                                                 -------------
Total assets .................................................................................................     235,419,612

Liabilities
------------------------------------------------------------------------------------------------------------------------------
Due to custodian bank ........................................................................................          12,124
Payable for investments purchased ............................................................................       2,831,594
Notes payable ................................................................................................         600,000
Payable for Portfolio shares redeemed ........................................................................           4,006
Accrued management fee .......................................................................................         143,622
Other accrued expenses and payables ..........................................................................          51,338
                                                                                                                 -------------
Total liabilities ............................................................................................       3,642,684
------------------------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                                             $ 231,776,928
------------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................................................       1,688,869
Net unrealized appreciation (depreciation) on investments ....................................................       8,012,840
Accumulated net realized gain (loss) .........................................................................     (19,610,375)
Paid-in capital ..............................................................................................     241,685,594
------------------------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                                             $ 231,776,928
------------------------------------------------------------------------------------------------------------------------------

Net Asset Value
------------------------------------------------------------------------------------------------------------------------------

Net Asset Value and redemption price per share ($231,776,928 / 17,062,740 outstanding shares of beneficial       -------------
   interest, $.01 par value, unlimited number of shares authorized) .........................................    $       13.58
                                                                                                                 -------------


------------------------------------------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2001 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $12,883) .........................................................   $   2,482,569
Interest .....................................................................................................         433,182
                                                                                                                 -------------
Total Income .................................................................................................       2,915,751
                                                                                                                 -------------
Expenses:
Management fee ...............................................................................................         815,361
Custodian fees ...............................................................................................           5,473
Auditing .....................................................................................................          14,193
Legal ........................................................................................................           3,351
Trustees' fees and expenses ..................................................................................           8,615
Reports to shareholders ......................................................................................           9,703
Other ........................................................................................................             318
                                                                                                                 -------------
Total expenses, before expense reductions ....................................................................         857,014
Expense reductions ...........................................................................................              (8)
                                                                                                                 -------------
Total expenses, after expense reductions .....................................................................         857,006
------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                                         2,058,745
------------------------------------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from investments ....................................................................       1,272,884
Net unrealized appreciation (depreciation) during the period on investments ..................................       3,802,134
------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                                                           5,075,018
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                                  $   7,133,763
------------------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                               Six Months
                                                                                                  Ended         Year Ended
                                                                                              June 30, 2001    December 31,
Increase (Decrease) in Net Assets                                                              (Unaudited)         2000
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...........................................................   $   2,058,745    $   5,066,929
Net realized gain (loss) on investment transactions ....................................       1,272,884      (20,825,554)
Net unrealized appreciation (depreciation) on investment transactions during the period        3,802,134       42,845,912
                                                                                           -------------    -------------
Net increase (decrease) in net assets resulting from operations ........................       7,133,763       27,087,287
                                                                                           -------------    -------------
Distributions to shareholders from:
Net investment income ..................................................................      (3,893,590)      (5,694,925)
                                                                                           -------------    -------------
Portfolio share transactions:
Proceeds from shares sold ..............................................................      23,466,007       24,484,822
Reinvestment of distributions ..........................................................       3,893,590       42,711,938
Cost of shares redeemed ................................................................     (18,177,765)     (69,632,226)
                                                                                           -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions ................       9,181,832       (2,435,466)
                                                                                           -------------    -------------
Increase (decrease) in net assets ......................................................      12,422,005      (18,060,117)
Net assets at beginning of period ......................................................     219,354,923      237,415,040
Net assets at end of period (including undistributed net investment income of $1,688,869   -------------    -------------
   and $3,523,714, respectively) .......................................................   $ 231,776,928    $ 219,354,923
                                                                                           -------------    -------------
Other Information (a)
-------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ..............................................      16,365,480       16,152,846
                                                                                           -------------    -------------
Shares sold ............................................................................       1,768,882        2,011,041
Shares issued to shareholders in reinvestment of distributions .........................         307,046        3,891,784
Shares redeemed ........................................................................      (1,378,668)      (5,690,191)
                                                                                           -------------    -------------
Net increase (decrease) in Portfolio shares ............................................         697,260          212,634
                                                                                           -------------    -------------
Shares outstanding at end of period ....................................................      17,062,740       16,365,480
                                                                                           -------------    -------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                          2001(c)   2000(a)   1999(a)   1998(a)   1997(a)  1996(a)(d)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 13.40     14.70     17.57     15.18     11.74     10.00
                                                                 ------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                        .12(b)     .30(b)    .37(b)     .26       .31       .15
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                        .30      1.40     (1.94)      2.63      3.23      1.59
                                                                 ------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     .42      1.70     (1.57)      2.89      3.54      1.74
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                               (.24)     (.40)     (.30)      (.10)     (.10)       --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                         --     (2.60)    (1.00)      (.40)       --        --
                                                                 ------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (.24)    (3.00)    (1.30)      (.50)     (.10)       --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 13.58     13.40     14.70      17.57     15.18     11.74
                                                                 ------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                    3.21**   16.13    (10.21)     19.26     30.38      17.36**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                               232       219       237        264       162         21
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                      .79*      .80       .81        .78       .80        .92*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                       .79*      .80       .80        .78       .80        .90*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                           1.89*     2.55      2.14       2.02      2.38       2.42*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                           92*       56        88         57        46         57*
-----------------------------------------------------------------------------------------------------------------------------

(a) On June 18, 2001, the Fund implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to June 30, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

(b)  Based on average shares outstanding during the period.

(c)  For the six months ended June 30, 2001 (Unaudited).

(d) For the period of May 1, 1996 (commencement of operations) to December 31, 1996.

*    Annualized ** Not annualized


    The accompanying notes are an integral part of the financial statements.

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2001

Scudder Global Blue Chip Portfolio

During a period in which most global markets produced negative returns, Scudder Global Blue Chip Portfolio outperformed its benchmark. Performance was helped by an overweight position in basic materials and an underweighting in telecommunications services, but was hurt by the portfolio's position in information technology.

The portfolio remains positioned for an environment where risks remain high and an economic recovery, if it occurs, will not necessarily be accompanied by a rebound in corporate profits. Accordingly, our theme-based approach has led us to focus on "virtual businesses" that exploit knowledge, design, and research over hard assets; commodity-based businesses that should gain pricing power in an environment of reduced capacity; and companies that achieve steady, annuity-like returns on their assets. Conversely, we are avoiding companies that are exposed to deflationary forces and/or rising input prices, as well as stocks in the financial sector.

Overall, we believe that companies that have understood the strategic challenges of the current marketplace will prosper. We feel that our theme-based approach will allow us to focus on these companies, while at the same time preparing for the risks inherent in a global economic transition.

William E. Holzer
Lead Portfolio Manager
Zurich Scudder Investments, Inc.

Investment Portfolio                             as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Scudder Global Blue Chip Portfolio

                                                   Principal
                                                   Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 1.5%
--------------------------------------------------------------------------------

 Salomon Smith Barney, 4.07%, to be
    repurchased at $500,170, on                                 ---------
    7/2/2001* (Cost $500,000) ...................     500,000     500,000
                                                                ---------

--------------------------------------------------------------------------------
Bonds -- U.S.$ Denominated 7.5%
--------------------------------------------------------------------------------

 Germany 3.0%
 Government of Germany, 5.25%,
    7/4/2010 ....................................   1,170,000   1,006,339
                                                                ---------

 Sweden 2.3%
 Bundesschatzanweisungen,
    4%, 12/14/2001 ..............................     965,000     818,282
                                                                ---------

 United States 2.2%
 U.S. Treasury Note, 5.25%, 5/15/2004 ...........     750,000     762,893
                                                                ---------


--------------------------------------------------------------------------------
Total Bonds -- U.S.$ Denominated (Cost $2,681,084)              2,587,514
--------------------------------------------------------------------------------



                                                       Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Preferred Stocks 0.6%
--------------------------------------------------------------------------------

 ProSieben Sat.1 Media AG (Pfd.)
    (Producer and broadcaster of
    television programming)                                     ---------
    (Cost $204,526) .............................       8,745     126,306
                                                                ---------

--------------------------------------------------------------------------------
Common Stocks 90.4%
--------------------------------------------------------------------------------

 Australia 1.2%
 BHP Billiton Ltd. (Bonus) (Explorer and
    producer of minerals) .......................      37,697     204,932
 Broken Hill Proprietary Co., Ltd.
    (Producer of petroleum, mineral and
    steel products) .............................      35,400     187,747
                                                                ---------
                                                                  392,679
                                                                ---------
 Brazil 1.1%
 Aracruz Celulose SA (ADR)
    (Manufacturer of forest products) ...........      13,600     254,320
 Companhia Vale do Rio Doce (pfd.)
    (ADR) (Operator of diverse mining
    and industrial complex) .....................       5,500     126,500
                                                                ---------
                                                                  380,820
                                                                ---------
 Canada 7.0%
 Alberta Energy Co., Ltd. (Producer of
    oil and gas) ................................      16,100     664,850
 Alcan, Inc. (Manufacturer of aluminum
    and finished products) ......................      10,557     445,019
 BCE, Inc. (Provider of
    telecommunication services) .................      14,103     379,248


                                                       Shares    Value ($)
--------------------------------------------------------------------------------

 Barrick Gold Corp. (Explorer and
    producer of gold in North and
    South America) ..............................      29,100     440,865
 Canadian National Railway Co. ..................
    (Provider of railroad services) .............      11,200     454,512
                                                                ---------
                                                                2,384,494
                                                                ---------
 France 6.5%
 Aventis SA (Manufacturer of life
    science products) ...........................       9,618     770,568
 Compagnie Generale des
    Etablissements Michelin "B"
    (Manufacturer of tires) .....................       5,136     163,066
 Compagnie de Saint-Gobain
    (Manufacturer of glass products) ............       1,386     188,996
 Suez SA* (Operator of water
    treatment plants) ...........................      14,800     477,815
 Vinci SA (Operator of a diverse
    engineering firm) ...........................       4,077     260,653
 Vivendi Universal SA (Provider of
    various public services) ....................       6,203     362,844
                                                                ---------
                                                                2,223,942
                                                                ---------
 Germany 6.3%
 BASF AG* (Explorer and producer of
    oil, natural gas and chemical
    products) ...................................       6,977     274,451
 Bayerische Hypo-und Vereinsbank
    (Provider of banking services) ..............       7,113     348,693
 Deutsche Post AG (Provider of mail
    delivery services) ..........................       8,910     141,558
 E.On AG (Distributor of oil and
    chemicals) ..................................       6,167     321,704
 KarstadtQuelle AG* (Operator of
    retail stores) ..............................       8,460     263,426
 Metro AG (Operator of retail stores) ...........       9,333     352,855
 Muenchener Rueckversicherungs-
    Gesellschaft AG (Registered)
    (Provider of financial services) ............       1,826     514,279
                                                                ---------
                                                                2,216,966
                                                                ---------
 Hong Kong 0.7%
 China Mobile Ltd.* (Provider of cellular
    telecommunication services) .................      43,600     229,741

 Italy 2.0%
 Assicurazioni Generali SpA (Provider
    of insurance and financial services) ........      16,700     503,686
 Mediobanca SpA (Provider of loans
    and credit to manufacturing and
    service firms) ..............................      15,500     166,190
                                                                ---------
                                                                  669,876
                                                                ---------
 Japan 12.4%
 Canon, Inc. (Producer of visual
    image and information equipment) ............       6,000     242,434
 Chugai Pharmaceutical Co., Ltd. ................
    (Producer of pharmaceuticals) ...............       5,000      76,041
 Daiwa Securities Group, Inc. (Provider
    of financial services) ......................      24,000     251,092
 Fujitsu Ltd.* (Manufacturer of
    computers) ..................................       9,000      94,520

    The accompanying notes are an integral part of the financial statements.

                                     Shares     Value ($)
--------------------------------------------------------------------------------

 Kyorin Pharmaceutical Co., Ltd. .........
    (Manufacturer and distributor of
    prescription medicines) ..............       2,000      75,841
 Matsushita Electric Industrial Co.,
    Ltd. (Manufacturer of consumer
    electronic products) .................      12,000     187,790
 Mitsubishi Estate Co., Ltd.* (Provider
    of real estate services) .............      35,000     321,842
 Mitsui Fudosan Co., Ltd. (Provider of
    real estate services) ................      33,000     355,570
 NEC Corp. (Manufacturer of
    telecommunication and computer
    equipment) ...........................       7,000      94,560
 NTT Docomo, Inc. (Provider of various
    telecommunication services and
    equipment) ...........................          13     226,159
 Nikko Securities Co., Ltd. (Provider of
    financial services) ..................      13,000     104,117
 Nippon Telegraph & Telephone Corp. ......
    (Provider of telecommunication
    services) ............................          35     182,387
 Nomura Securities Co., Ltd. .............
    (Provider of financial services) .....      13,000     249,088
 Sankyo Co., Ltd. (Manufacturer of
    pharmaceutical products) .............       9,000     162,344
 Sony Corp. (Manufacturer of consumer
    and industrial electronic
    equipment) ...........................       3,000     197,218
 Sumitomo Mitsui Banking Corp. ...........
    (Provider of commercial banking
    services) ............................      33,800     279,104
 Teijin Ltd. (Manufacturer of polyester
    products) ............................      71,000     399,014
 Toshiba Corp.* (Manufacturer of
    electric machinery) ..................      36,000     190,195
 Yamada Denki Co., Ltd. (Retailer and
    repairer of consumer electronic
    equipment) ...........................       3,300     269,852
 Yamanouchi Pharmaceutical Co., Ltd. .....
    (Manufacturer and marketer of
    pharmaceutical products) .............       9,000     252,535
                                                         ---------
                                                         4,211,703
                                                         ---------
 Switzerland 3.3%
 Holcim Ltd.* (Producer of building
    materials) ...........................         500     101,910
 Nestle SA (Registered)* (Producer of
    food products) .......................       1,767     375,896
 Roche Holdings AG* (Manufacturer of
    pharmaceutical and chemical
    products) ............................       2,546     183,609
 STMicroelectronics NV (Manufacturer
    of semiconductor integrated
    circuits) ............................       6,666     232,201
 Syngenta AG* (Producer of chemicals) ....       4,198     220,923
                                                         ---------
                                                         1,114,539
                                                         ---------
 United Kingdom 12.6%
 ARM Holdings PLC* (Designer of
    electronic components) ...............       9,675      36,719
 BOC Group PLC (Producer of
    chemical products) ...................      24,674     362,718
 Carlton Communications PLC (Provider
    of television post production
    products and services) ...............      28,897     137,242


                                               Shares      Value ($)
--------------------------------------------------------------------------------

 EMI Group PLC (Producer of music
    recordings) ..........................      35,346     200,845
 GlaxoSmithKline PLC (Manufacturer
    of prescription and over-the-
    counter medicines) ...................      15,193     429,514
 Great Universal Stores PLC "A"
    (Operator of catalog home
    shopping, retailing, finance and
    property investment businesses) ......      34,809     299,397
 National Grid Group PLC (Owner and
    operator of electric transmission
    systems) .............................      48,368     358,249
 Railtrack Group PLC (Operator of
    railway infrastructure) ..............      36,539     172,504
 Reuters Group PLC (Provider of
    international news and information) .. 28,959 377,817 Rio Tinto PLC (Developer of mining
    products) ............................      38,588     688,347
 Scottish Power PLC (Provider of
    electric power) ......................      53,053     392,200
 Shell Transport & Trading PLC
    (Provider of oil internationally) ....      69,072     577,012
 Vodafone Group PLC (Provider of
    mobile telecommunication
    services) ............................     111,830     248,963
                                                         ---------
                                                         4,281,527
                                                         ---------
 United States 37.3%
 AOL Time Warner, Inc.*
    (Provider of entertainment,
    news and Internet brands
    across converging forms of media) ....       8,100     429,300
 AT&T Corp. -- Liberty Media
    Group "A"* (Operator of
    entertainment networks) ..............      22,600     395,274
 Air Products and Chemicals, Inc. ........
    (Producer of industrial gases) .......       5,800     265,350
 Alexion Pharmaceuticals, Inc.*
    (Developer of immunoregulatory
    compounds) ...........................         900      21,042
 Allegheny Energy, Inc. (Provider of
    electric and gas power) ..............       3,900     188,175
 Allstate Corp. (Provider of property,
    liability and life insurance) ........       6,200     272,738
 American Home Products Corp. ............
    (Manufacturer and retailer of
    consumer health care products) .......       4,700     274,668
 Anadarko Petroleum Corp. (Explorer
    and producer of crude oil and
    natural gas) .........................      16,300     880,689
 Boston Properties, Inc. (Developer of
    commercial and industrial
    real estate) .........................       9,000     368,100
 Burlington Resources, Inc. (Provider
    of oil internationally) ..............      13,100     523,345
 Chubb Corp. (Provider of property
    and casualty insurance) ..............       4,200     325,206
 Comcast Corp. "A"* (Provider of
    cable communication networks) ........       8,800     381,920
 EMC Corp.* (Provider of enterprise
    storage systems, software, networks
    and services) ........................       3,600     104,580
 Edison International (Provider of
    electric power) ......................      24,500     273,175

    The accompanying notes are an integral part of the financial statements.

                                                   Shares     Value ($)
--------------------------------------------------------------------------------

 Electronic Arts, Inc.* (Developer and
    marketer of entertainment
    software) .............................        4,400      253,968
 Electronic Data Systems Corp. ............
    (Provider of information technology
    systems) ..............................        6,800      425,000
 Enron Corp. (Producer of natural gas
    and electricity) ......................        4,100      200,900
 Exelon Corp. (Distributor of electricity
    and gas) ..............................       14,475      928,137
 Exxon Mobil Corp. (Provider of oil
    internationally) ......................        5,300      462,955
 FPL Group, Inc. (Provider of electric
    and gas power) ........................        5,200      313,092
 Genzyme Corp.* (General Division)
    (Developer and marketer of
    therapeutic and surgical products) ....        1,400       82,516
 Human Genome Sciences, Inc.*
    (Developer of proprietary
    pharmaceutical and diagnostic
    products) .............................        2,500      149,725
 Immunex Corp.* (Developer of
    biopharmaceutical products) ...........       16,600      283,694
 Intel Corp. (Producer of
    semiconductor memory circuits) ........        3,600      109,224
 International Business Machines Corp. ....
    (Manufacturer and operator of
    computer and business equipment) ......        3,100      350,300
 International Paper Co. (Manufacturer
    of paper, pulp and wood products) .....        7,800      278,460
 Intuit, Inc.* (Provider of financial
    software for households and small
    swbusinesses) .........................        6,800      265,812


                                                  Shares     Value ($)
--------------------------------------------------------------------------------

 KPMG Consulting, Inc.* (Provider of
    consulting services) ..................       14,200      213,710
 Lockheed Martin Corp. (Manufacturer
    of aircraft, missiles and space
    equipment) ............................       12,200      452,010
 Nabors Industries, Inc.* (Contractor of
    land drilling) ........................        5,000      186,000
 Newmont Mining Corp. (Explorer and
    developer of mineral products) ........       12,900      240,069
 Phillips Petroleum Co. (Explorer of
    petroleum products) ...................        5,800      330,600
 ProLogis Trust (REIT) (Global owner
    of corporate distribution facilities) .       18,500      420,320
 Sabre Group Holdings, Inc. "A"*
     (Provider of online travel
    reservation capabilities) .............       18,600      930,000
 St. Paul Companies, Inc. (Provider
    of insurance services) ................        5,400      273,726
 USEC, Inc. (Provider of enriched
    uranium products and services) ........        7,000       59,010
 Unocal Corp. (Explorer and producer
    of oil and gas) .......................        5,000      170,750
 UNUMProvident Corp. (Provider of
    group disability and special risk
    insurance) ............................       14,300      459,316
 Viacom, Inc. "B"* (Provider of a
    wide range of entertainment and
    communication services) ...............        2,300      119,025
                                                           ----------
                                                           12,661,881
                                                           ----------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $31,163,076)                     30,768,168
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $34,548,686) (a)                                  33,981,988
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

At June 30, 2001, the Scudder Global Blue Chip Portfolio had the following industry diversification:

--------------------------------------------------------------------------------
Industry                                             Value        Percent
--------------------------------------------------------------------------------
Financial ......................................   $ 5,213,067      15.3%
Energy .........................................     3,997,101      11.8
Utilities ......................................     3,252,547       9.6
Service Industries .............................     2,981,434       8.8
Manufacturing ..................................     2,783,190       8.2
Miscellaneous ..................................     2,587,514       7.6
Metals and Minerals ............................     2,392,489       7.0
Health .........................................     1,991,529       5.9
Technology .....................................     1,729,674       5.1
Media ..........................................     1,589,067       4.7
Communications .................................     1,266,498       3.7
Consumer Discretionary .........................     1,116,523       3.3
Consumer Staples ...............................       983,033       2.9
Durables .......................................       615,076       1.8
Transportation .................................       627,016       1.8
Construction ...................................       356,230       1.0
--------------------------------------------------------------------------------
Total                                               33,481,988      98.5
--------------------------------------------------------------------------------
Money Market Instruments .......................       500,000       1.5
--------------------------------------------------------------------------------
Total Investment Portfolio                         $33,981,988     100.0%
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Notes to Scudder Global Blue Chip Portfolio of Investments
--------------------------------------------------------------------------------

* Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $34,614,896. At June 30, 2001, net unrealized depreciation for all securities based on tax cost was $632,908. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,569,471 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,202,379.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------

Assets
-----------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $34,548,686) .....................................................   $ 33,981,988
Receivable for investments sold ............................................................................      3,669,525
Dividends receivable .......................................................................................         45,892
Interest receivable ........................................................................................         83,313
Receivable for Portfolio shares sold .......................................................................         37,758
Foreign taxes recoverable ..................................................................................         21,344
                                                                                                               ------------
Total assets ...............................................................................................     37,839,820

Liabilities
-----------------------------------------------------------------------------------------------------------------------------
Due to custodian ...........................................................................................          1,094
Payable for investments purchased ..........................................................................        156,817
Accrued management fee .....................................................................................         59,546
Other accrued expenses and payables ........................................................................        105,978
                                                                                                               ------------
Total liabilities ..........................................................................................        323,435
-----------------------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                                           $ 37,516,385
-----------------------------------------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ........................................................................        191,974
Net unrealized appreciation (depreciation) on:
   Investments .............................................................................................       (566,698)
   Foreign currency related transactions ...................................................................         (4,261)
Accumulated net realized gain (loss) .......................................................................     (2,040,797)
Paid-in capital ............................................................................................     39,936,167
-----------------------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                                           $ 37,516,385
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($37,516,385 / 3,625,435 outstanding shares of beneficial       ------------
   interest, $.01 par value, unlimited number of shares authorized) ........................................   $      10.35
                                                                                                               ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $20,800) ...........   $   272,828
Interest .......................................................       104,791
                                                                   -----------
Total Income ...................................................       377,619
                                                                   -----------
Expenses:
Management fee .................................................       166,117
Custodian and accounting fees ..................................        44,632
Auditing .......................................................         1,417
Legal ..........................................................           609
Trustees' fees and expenses ....................................         1,496
Reports to shareholders ........................................        10,261
Other ..........................................................         2,099
                                                                   -----------
Total expenses, before expense reductions ......................       226,631
Expense reductions .............................................       (25,121)
                                                                   -----------
Total expenses, after expense reductions .......................       201,510
--------------------------------------------------------------------------------
Net investment income (loss)                                           176,109
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................    (1,135,658)
Foreign currency related transactions ..........................        13,450
                                                                   -----------
                                                                    (1,122,208)
                                                                   -----------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (2,403,331)
Foreign currency related transactions ..........................        (3,982)
                                                                   -----------
                                                                    (2,407,313)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (3,529,521)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(3,353,412)
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                               Six Months
                                                                                                  Ended         Year Ended
                                                                                              June 30, 2001    December 31,
Increase (Decrease) in Net Assets                                                              (Unaudited)         2000
-------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .............................................................   $    176,109    $     73,720
Net realized gain (loss) on investment transactions ......................................     (1,122,208)        194,715
Net unrealized appreciation (depreciation) on investment transactions during the period ..     (2,407,313)     (1,040,586)
                                                                                             ------------    ------------
Net increase (decrease) in net assets resulting from operations ..........................     (3,353,412)       (772,151)
                                                                                             ------------    ------------
Distributions to shareholders from:
Net realized gains .......................................................................     (1,040,793)       (258,443)
                                                                                             ------------    ------------
Portfolio share transactions:
Proceeds from shares sold ................................................................     11,344,282      19,631,376
Reinvestment of distributions ............................................................      1,040,793         258,443
Cost of shares redeemed ..................................................................     (3,859,106)     (2,883,628)
                                                                                             ------------    ------------
Net increase (decrease) in net assets from Portfolio share transactions ..................      8,525,969      17,006,191
                                                                                             ------------    ------------
Increase (decrease) in net assets ........................................................      4,131,764      15,975,597
Net assets at beginning of period ........................................................     33,384,621      17,409,024
Net assets at end of period (including undistributed net investment income of $191,974 and   ------------    ------------
   $15,865, respectively) ................................................................   $ 37,516,385    $ 33,384,621
                                                                                             ------------    ------------
Other Information (a)
-------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ................................................      2,826,231       1,406,829
                                                                                             ------------    ------------
Shares sold ..............................................................................      1,058,683       1,641,664
Shares issued to shareholders in reinvestment of distributions ...........................        103,377          20,990
Shares redeemed ..........................................................................       (362,856)       (243,252)
                                                                                             ------------    ------------
Net increase (decrease) in Portfolio shares ..............................................        799,204       1,419,402
                                                                                             ------------    ------------
Shares outstanding at end of period ......................................................      3,625,435       2,826,231
                                                                                             ------------    ------------

(a) On June 18, 2001, the Fund implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to June 30, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                             2001(d)   2000(a)   1999(a)  1998(a)(b)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $ 11.81     12.37      9.79     10.00
                                                                                    -----------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                            .06(c)    .03(c)    .04(c)    .03
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                    (1.17)     (.44)     2.57      (.24)
                                                                                    -----------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                      (1.11)     (.41)     2.61      (.21)
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                    --        --      (.03)       --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                          (.35)     (.15)       --        --
                                                                                    -----------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.35)     (.15)     (.03)       --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $ 10.35     11.81     12.37      9.79
                                                                                    -----------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (e)                                                                  (9.35)**  (3.36)    26.70     (2.10)**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                   38        33        17         4
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                        1.36*     1.78      3.47     12.32*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                         1.21*     1.50      1.56      1.56*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                              1.06*      .28       .39       .91*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                              58*       54        65        67*
-----------------------------------------------------------------------------------------------------------------------------

(a) On June 18, 2001, the Fund implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to June 30, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

(b) For the period from May 5, 1998 (commencement of operations) to December 31, 1998.

(c)  Based on average shares outstanding during the period.

(d)  For the six months ended June 30, 2001 (Unaudited).

(e)  Total returns would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2001

Scudder Government Securities Portfolio

Late in the second quarter, the bond market began anticipating a positive economic response to the 275 basis points of interest rate cuts by the Federal Reserve. This led to higher yields on Treasury securities with maturities of two years or more. Shorter-term yields, which are more closely tied to Fed actions, fell during the period. Meanwhile, mortgages, which outperformed Treasuries in April and May, significantly underperformed Treasuries in June. As a result of these developments in June, the portfolio, which had held up relatively well in April and May versus its peer group, was hurt by an overweight in short- and intermediate-duration mortgages and Treasuries and an underweight in longer-duration mortgages and Treasuries.

Going forward, we expect no more than two additional 25-basis-point interest-rate cuts by the Fed this year, leaving the bond market in a narrow "trading range," where we can look for opportunistic duration positions. And, unless their prices become more attractive, we do not expect to take a more aggressive position in mortgages. However, if mortgages do begin to underperform, we would expect to begin overweighting mortgages relative to our peer group. Finally, while the mortgage refinancing market has been stronger than expected, we have sought to reduce the portfolio's exposure to refinancings by holding fewer higher-coupon mortgages while adding mortgages issued more recently with lower interest rates.

Richard L. Vandenberg
Lead Portfolio Manager
Zurich Scudder Investments, Inc.

Investment Portfolio                             as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Scudder Government Securities Portfolio

                                                  Principal
                                                  Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 3.8%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    3.93%, to be repurchased at
    $9,621,150 on 7/2/2001*                                   -----------
    (Cost $9,618,000) .......................     9,618,000     9,618,000
                                                              -----------

--------------------------------------------------------------------------------
Short-Term Investments 10.8%
--------------------------------------------------------------------------------

 Federal Home Loan Bank, 3.5%**,                               ----------
    7/15/2005 (Cost $27,112,032) ............    27,115,000    27,112,032
                                                              -----------

--------------------------------------------------------------------------------
U.S. Government & Agency Obligations 84.5%
--------------------------------------------------------------------------------

 U.S. Treasury Securities 3.4%
 Bonds
 6.125%, 11/15/2027 .........................       250,000       257,343
 10.375%, 11/15/2009 ........................     5,000,000     5,832,800
 12.5%, 8/15/2014 (c) .......................     1,300,000     1,892,709
 Note
 5%, 2/15/2011 ..............................       750,000       727,613
                                                              -----------
                                                                8,710,465
                                                              -----------
 Government National Mortgage
 Association 69.1%
 Pass-through Certificates
 6% with various maturities to
    7/1/2031 (b) ............................    16,284,610    15,791,767
 6.5% with various maturities to
    7/1/2031 (b) ............................    41,803,011    41,384,353
 7% with various maturities to
    7/1/2031 (b) ............................    46,475,791    46,988,149
 7.5% with various maturities to
    7/1/2031 (b) ............................    36,894,881    37,846,167
 8% with various maturities to
    7/15/2031 (b) ...........................    24,884,008    25,830,102
 8.5% with various maturities to
    7/15/2031 (b) ...........................     5,238,153     5,481,038
 9%, 8/15/2027 ..............................       351,722       373,019
 9.5% with various maturities to
    12/15/2022 ..............................       224,317       243,057
 10% with various maturities to
    3/15/2016 ...............................       151,550       168,989
                                                              -----------
                                                              174,106,641
                                                              -----------

                                                 Principal
                                                 Amount ($)      Value ($)
--------------------------------------------------------------------------------

 Federal Home Loan
 Mortgage Corporation 7.3%
 Pass-through Certificates
 6.5%, 5/1/2029 .............................        64,170        63,362
 7% with various maturities to
    8/1/2031 (b) ............................    12,419,647    12,466,431
 7.5% with various maturities to
    12/1/2030 ...............................     2,853,855     2,915,070
 8% with various maturities to
    11/1/2030 ...............................     2,641,677     2,727,241
 8.5%, 7/1/2030 .............................       115,659       121,634
                                                              -----------
                                                               18,293,738
                                                              -----------
 Federal Housing Authority 0.1%
 Pass-through Certificates
 7.5%, 2/15/2022 ............................        13,286        13,696
 8% with various maturities to
    7/15/2022 ...............................       332,546       349,050
 8.5%, 3/15/2026 ............................        15,438        16,140
                                                              -----------
                                                                  378,886
                                                              -----------
 Federal National Mortgage
 Association 4.6%
 Pass-through Certificates
 5.25%, 1/15/2009 ...........................     5,000,000     4,780,451
 6% with various maturities to
    4/1/2029 ................................       862,727       831,422
 6.5% with various maturities to
    6/1/2030 ................................     4,876,395     4,802,225
 7% with various maturities to
    10/1/2030 ...............................        95,239        95,821
 7.5% with various maturities to
    6/1/2030 ................................       795,828       817,589
 8%, 12/1/2024 ..............................       212,220       219,758
                                                              -----------
                                                               11,547,266
                                                              -----------

--------------------------------------------------------------------------------
Total U.S. Government & Agency Obligations
   (Cost $212,324,234)                                        213,036,996
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Corporate Obligations 0.9%
--------------------------------------------------------------------------------

 Federal National Mortgage Association,                       -----------
    7%, 7/15/2005 (Cost $2,347,726) .........     2,200,000     2,324,432
                                                              -----------

--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $251,401,992) (a)                                    252,091,460
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Notes to Scudder Government Securities Portfolio of Investments
--------------------------------------------------------------------------------

* Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

**   Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $251,824,223. At June 30, 2001, net unrealized appreciation for all securities based on tax cost was $267,237. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $913,786 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $646,549.

(b) These securities, or a portion thereof, are when-issued or forward delivery pools.

(c) At June 30, 2001 these securities have been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

At June 30, 2001, open futures purchased were as follows:

                                                                                          Aggregate
                                                                                             Face
Futures                                                     Expiration Date   Contracts   Value ($)     Value ($)
---------------------------------------------------------  ------------------ ---------  ------------  -----------
U.S. Treasury Bond ......................................  September 19, 2001    21       2,131,001    2,106,563
                                                                                                       ---------
Total unrealized depreciation on open futures contracts ............................................    (24,438)
                                                                                                       ---------


--------------------------------------------------------------------------------

The investments in mortgage-backed securities of the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation are interests in separate pools of mortgages. All separate investments in each of these issues which have similar coupon rates have been aggregated for presentation purposes in the Investment Portfolio. Effective maturities of these investments may be shorter than stated maturities due to prepayments.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $251,401,992) ....   $ 252,091,460
Cash .......................................................         420,798
Receivable for investments sold ............................      24,353,528
Interest receivable ........................................       1,526,053
Receivable for Portfolio shares sold .......................         276,240
                                                               -------------
Total assets ...............................................     278,668,079

Liabilities
--------------------------------------------------------------------------------
Payable for when-issued and forward delivery securities ....      43,219,605
Payable for investments purchased - mortgage dollar rolls ..      10,081,250
Payable for Portfolio shares redeemed ......................           7,876
Payable for daily variation margin on open futures contracts          13,687
Accrued management fee .....................................         100,184
Other accrued expenses and payables ........................          50,035
                                                               -------------
Total liabilities ..........................................      53,472,637
--------------------------------------------------------------------------------
Net assets, at value                                           $ 225,195,442
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ........................       4,954,005
Net unrealized appreciation (depreciation) on:
   Investments .............................................         689,468
   Futures .................................................         (24,438)
Accumulated net realized gain (loss) .......................      (4,461,784)
Paid-in capital ............................................     224,038,191
--------------------------------------------------------------------------------
Net assets, at value                                           $ 225,195,442
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Net Asset Value and redemption price per share
   ($225,195,442 / 18,997,329 outstanding shares of
   beneficial interest, $.01 par value, unlimited             ------------
   number of shares authorized)                               $      11.85
                                                              ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Interest .......................................................   $ 6,260,300
                                                                   -----------
Expenses:
Management fee .................................................       545,446
Custodian fees .................................................        17,434
Auditing .......................................................        11,801
Legal ..........................................................         2,889
Trustees' fees and expenses ....................................         6,703
Reports to shareholders ........................................         6,639
Other ..........................................................         2,433
                                                                   -----------
Total expenses, before expense reductions ......................       593,345
Expense reductions .............................................        (1,412)
                                                                   -----------
Total expenses, after expense reductions .......................       591,933
--------------------------------------------------------------------------------
Net investment income (loss)                                         5,668,367
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................     1,916,333
Futures ........................................................       100,608
                                                                   -----------
                                                                     2,016,941
                                                                   -----------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (1,267,817)
Futures ........................................................      (220,555)
                                                                   -----------
                                                                    (1,488,372)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                             528,569
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 6,196,936
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                               Six Months
                                                                                                  Ended         Year Ended
                                                                                              June 30, 2001    December 31,
Increase (Decrease) in Net Assets                                                              (Unaudited)         2000
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...........................................................   $   5,668,367    $   9,257,799
Net realized gain (loss) on investment transactions ....................................       2,016,941       (1,003,928)
Net unrealized appreciation (depreciation) on investment transactions during the period       (1,488,372)       6,274,236
                                                                                           -------------    -------------
Net increase (decrease) in net assets resulting from operations ........................       6,196,936       14,528,107
                                                                                           -------------    -------------
Distributions to shareholders from:
Net investment income ..................................................................      (8,562,567)      (9,438,853)
                                                                                           -------------    -------------
Portfolio share transactions:
Proceeds from shares sold ..............................................................      98,348,045       42,968,268
Reinvestment of distributions ..........................................................       8,562,567        9,438,853
Cost of shares redeemed ................................................................     (31,102,522)     (52,132,339)
                                                                                           -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions ................      75,808,090          274,782
                                                                                           -------------    -------------
Increase (decrease) in net assets ......................................................      73,442,459        5,364,036
Net assets at beginning of period ......................................................     151,752,983      146,388,947

Net assets at end of period (including undistributed net investment income of $4,954,005   -------------    -------------
   and 7,848,205, respectively) ........................................................   $ 225,195,442    $ 151,752,983
                                                                                           -------------    -------------
Other Information (a)
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ..............................................      12,690,900       12,662,528
                                                                                           -------------    -------------
Shares sold ............................................................................       8,191,664        3,738,828
Shares issued to shareholders in reinvestment of distributions .........................         729,096          857,976
Shares redeemed ........................................................................      (2,614,331)      (4,568,432)
                                                                                           -------------    -------------
Net increase (decrease) in Portfolio shares ............................................       6,306,429           28,372
                                                                                           -------------    -------------
Shares outstanding at end of period ....................................................      18,997,329       12,690,900
                                                                                           -------------    -------------

(a) On June 18, 2001, the Fund implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to June 30, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                        2001(b)(e)  2000(a)   1999(a)   1998(a)   1997(a)   1996(a)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 11.96       11.56     12.08     12.07     12.07     12.69
                                                               --------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                       .34(c)      .75(c)    .72(c)    .62       .84       .85
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                       .05         .45      (.64)      .19       .16      (.57)
                                                               --------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   .39        1.20       .08       .81      1.00       .28
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                             (.50)       (.80)     (.60)     (.80)    (1.00)     (.90)
                                                               --------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                               (.50)       (.80)     (.60)     (.80)    (1.00)     (.90)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 11.85       11.96     11.56     12.08     12.07     12.07
                                                               --------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                  3.39**     10.93       .68      7.03      8.96      2.56
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                             225         152       146       123        87        84
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                    .60*        .61       .63       .65       .64       .66
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                     .60*        .60       .63       .65       .64       .66
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                         5.72*       6.60      6.13      6.27      7.12      7.09
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        255(d)*     173       150       142       179       325
-----------------------------------------------------------------------------------------------------------------------------

(a) On June 18, 2001, the Fund implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to June 30, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

(b)  For the six months ended June 30, 2001 (Unaudited).

(c)  Based on average shares outstanding during the period.

(d) The portfolio turnover rate including mortgage dollar roll transactions was 290% for the six months ended June 30, 2001.

(e) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 6.07% to 5.72%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

*    Annualized

**   Not annualized

    The accompanying notes are an integral part of the financial statements.

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2001

Scudder Growth Portfolio

Growth stocks continued to struggle during the first half of 2001, although there were signs that their steep decline might be nearing an end. For the six-month period ended June 30, 2001, Scudder Growth Portfolio's total return was negative, but in line with its benchmark, the Russell 1000 Growth Index. However, the second quarter was positive, with the portfolio slightly outperforming the index.

Although numerous factors accounted for the difficult environment for growth stocks, the primary culprits were concerns about economic growth, or more precisely, the lack of it, a marked downturn in capital spending, and worries about the viability of corporate profits. During the first quarter, a stream of earnings warnings and a steady flow of data indicating a drastic economic slowdown combined to undercut valuations of growth stocks. Technology firms, which already sported relatively rich valuations, were particularly susceptible to the resulting downdraft in growth stocks. While many of the high-quality, well-managed companies we own were able to avoid some of the technology rout going into the year, they eventually succumbed in the first quarter, with Cisco Systems, Intel and Applied Materials all declining significantly. The portfolio benefited from overweighted positions in the financial, consumer staples and health care sectors, but these holdings were unable to stem the tide when technology stocks tumbled, despite our underweight in the technology sector.

By April, however, confidence began to return to some technology names, and the portfolio was boosted by gains in Adobe, PeopleSoft, and Brocade. Financial stocks, including Providian and Lehman Brothers, were another bright spot. The portfolio's modest energy position retreated as oil prices began to ebb and investors took profits.

At the end of the quarter, the Russell 1000 Growth Index underwent its annual rebalancing. To keep sector weightings +/- 5% of the Index, as defined by the investment process, we used the opportunity to eliminate lower-confidence tech names and increase exposure to financials.

While the last six months -- indeed, the last twelve months -- have been an extremely difficult period for growth investors, we see reasons for optimism going forward. Aggressive easing by the Federal Reserve, tax refunds and lower tax rates should combine to set the stage for a rebound in economic growth and a corresponding increase in earnings and stock prices. For our part, we intend to keep emphasizing companies with excellent products, talented management, healthy balance sheets and strong earnings growth potential. We believe that if we persevere in finding such companies at attractive prices, our contract holders will be rewarded in the long run.

Gary A. Langbaum
Lead Portfolio Manager
Zurich Scudder Investments, Inc.

Investment Portfolio                             as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Scudder Growth Portfolio

                                                Principal
                                                Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 0.1%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    3.93%, to be repurchased at
    $553,181 on 7/2/2001**                                 ----------
    (Cost $553,000) .......................      553,000      553,000
                                                           ----------

--------------------------------------------------------------------------------
Short-Term Investments 4.1%
--------------------------------------------------------------------------------

 Federal Home Loan Bank, 3.5%***,                          ----------
    7/2/2001 (Cost $20,019,809) ...........   20,022,000   20,019,809
                                                           ----------



                                                  Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 95.8%
--------------------------------------------------------------------------------

 Consumer Discretionary 6.9%
 Department & Chain Stores
 Home Depot, Inc. .........................      330,225   15,371,974
 Kohl's Corp.* ............................       55,760    3,497,825
 Wal-Mart Stores, Inc. ....................      294,990   14,395,512
                                                           ----------
                                                           33,265,311
                                                           ----------
 Consumer Staples 5.4%
 Food & Beverage 3.1%
 Heineken NV* .............................      155,250    6,282,418
 PepsiCo, Inc. ............................      203,050    8,974,810
                                                           ----------
                                                           15,257,228
                                                           ----------
 Package Goods/Cosmetics 2.3%
 Colgate-Palmolive Co. ....................      185,140   10,921,409
                                                           ----------

 Health 19.3%
 Biotechnology 1.6%
 Amgen, Inc.* .............................      128,800    7,975,296
                                                           ----------

 Hospital Management 2.0%
 HCA-The Heathcare Co. ....................      211,500    9,557,685
                                                           ----------

 Medical Supply & Specialty 1.8%
 Baxter International, Inc. ...............      183,800    9,006,200
                                                           ----------

 Pharmaceuticals 13.9%
 Allergan, Inc. ...........................       71,950    6,151,725
 Eli Lilly & Co. ..........................      138,196   10,226,504
 Johnson & Johnson ........................      347,086   17,354,300
 Merck & Co., Inc. ........................      126,790    8,103,149
 Pfizer, Inc. .............................      635,742   25,461,467
                                                           ----------
                                                           67,297,145
                                                           ----------
 Communications 1.3%
 Cellular Telephone                                        ----------
 Nokia Oyj (ADR) ..........................      285,200    6,285,808
                                                           ----------



                                                 Shares      Value ($)
--------------------------------------------------------------------------------

 Financial 10.3%
 Banks 3.1%
 Fifth Third Bancorp ......................      133,700    8,068,795
 State Street Corp. .......................      137,200    6,790,028
                                                           ----------
                                                           14,858,823
                                                           ----------
 Insurance 3.3%
 American International Group, Inc. .......      185,510   15,953,860
                                                           ----------

 Consumer Finance 2.7%
 Household International, Inc. ............       94,400    6,296,480
 Providian Financial Corp. ................      114,200    6,760,640
                                                           ----------
                                                           13,057,120
                                                           ----------
 Investment 1.2%
 Lehman Brothers Holdings, Inc. ...........       70,800    5,504,700
                                                           ----------

 Media 11.4%
 Advertising 1.5%
 Omnicom Group, Inc. ......................       88,140    7,580,040
                                                           ----------

 Broadcasting & Entertainment 8.9%
 AOL Time Warner, Inc.* ...................      429,680   22,773,040
 Clear Channel Communications, Inc.* ......      203,250   12,743,775
 Viacom, Inc. "B"* ........................      148,530    7,686,426
                                                           ----------
                                                           43,203,241
                                                           ----------
 Cable Television 1.0%
 Comcast Corp. "A"* .......................      109,100    4,734,940
                                                           ----------

 Service Industries 2.8%
 EDP Services
 Electronic Data Systems Corp. ............      219,660   13,728,750
                                                           ----------

 Manufacturing 8.7%
 Diversified Manufacturing
 General Electric Co. .....................      669,840   32,654,700
 Tyco International Ltd. ..................      177,200    9,657,400
                                                           ----------
                                                           42,312,100
                                                           ----------
 Technology 28.1%
 Computer Software 10.9%
 Adobe Systems, Inc. ......................      191,030    8,976,500
 Microsoft Corp.* .........................      390,140   27,992,545
 PeopleSoft, Inc.* ........................      193,200    9,370,200
 VERITAS Software Corp.* ..................       97,600    6,588,000
                                                           ----------
                                                           52,927,245
                                                           ----------
 EDP Peripherals 1.7%
 Brocade Communications Systems,                           ----------
    Inc.* .................................      185,200    8,039,532
                                                           ----------

 Electronic Data Processing 4.3%
 International Business Machines Corp. ....      137,100   15,492,300
 Sun Microsystems, Inc.* ..................      336,140    5,428,661
                                                           ----------
                                                           20,920,961
                                                           ----------

    The accompanying notes are an integral part of the financial statements.

                                                   Shares     Value ($)
--------------------------------------------------------------------------------

 Semiconductors 9.6%
 Applied Materials, Inc.* .................       222,580    11,380,515
 Intel Corp. ..............................       441,140    13,384,188
 Linear Technology Corp. ..................       235,230    10,968,775
 Vitesse Semiconductor Corp.* .............       236,280     4,997,322
 Xilinx, Inc.* ............................       148,000     6,134,600
                                                            -----------
                                                             46,865,400
                                                            -----------
 Telecommunications Equipment 1.6%
 Cisco Systems, Inc.* .....................       405,620     7,836,173
                                                            -----------



                                                   Shares     Value ($)
--------------------------------------------------------------------------------

 Energy 1.6%
 Oil & Gas Production
 Anadarko Petroleum Corp. .................        82,000     4,430,460
 Nabors Industries, Inc.* .................        92,300     3,433,560
                                                            -----------
                                                              7,864,020
                                                            -----------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $420,637,335)                     464,952,987
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $441,210,144) (a)                                  485,525,796
--------------------------------------------------------------------------------


Notes to Scudder Growth Portfolio of Investments

*    Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

***  Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $441,640,973. At June 30, 2001, net unrealized appreciation for all securities based on tax cost was $43,884,823. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $73,676,847 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $29,792,024.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $441,210,144)   $ 485,525,796
Cash ..................................................             808
Foreign currency, at value (cost $13,381) .............          12,895
Dividends receivable ..................................         147,217
Interest receivable ...................................          65,479
Receivable for Portfolio shares sold ..................          72,186
Foreign taxes recoverable .............................           4,972
                                                          -------------
Total assets ..........................................     485,829,353

Liabilities
--------------------------------------------------------------------------------
Payable for Portfolio shares redeemed .................          91,988
Accrued management fee ................................         243,638
Other accrued expenses and payables ...................         213,082
                                                          -------------
Total liabilities .....................................         548,708
--------------------------------------------------------------------------------
Net assets, at value                                      $ 485,280,645
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ...................         195,155
Net unrealized appreciation (depreciation) on:
  Investments .........................................      44,315,652
  Foreign currency related transactions ...............            (620)
Accumulated net realized gain (loss) ..................     (48,398,249)
Paid-in capital .......................................     489,168,707
--------------------------------------------------------------------------------
Net assets, at value                                      $ 485,280,645
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
Net Asset Value and redemption price per share
   ($485,280,645 / 20,793,559 outstanding shares of
   beneficial interest, $.01 par value, unlimited         -------------
   number of shares authorized)                           $       23.34
                                                          -------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $17,886) ...........   $  1,248,455
Interest .......................................................        564,525
                                                                   ------------
Total Income ...................................................      1,812,980
                                                                   ------------
Expenses:
Management fee .................................................      1,511,140
Custodian fees .................................................         12,300
Auditing .......................................................         31,145
Legal ..........................................................          6,143
Trustees' fees and expenses ....................................         22,091
Reports to shareholders ........................................         19,893
Registration fees ..............................................             67
Other ..........................................................         15,167
                                                                   ------------
Total expenses, before expense reductions ......................      1,617,946
Expense reductions .............................................           (121)
                                                                   ------------
Total expenses, after expense reductions .......................      1,617,825
--------------------------------------------------------------------------------
Net investment income (loss)                                            195,155
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................    (35,452,297)
Foreign currency related transactions ..........................           (249)
                                                                   ------------
                                                                    (35,452,546)
                                                                   ------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (46,208,357)
Foreign currency related transactions ..........................           (620)
                                                                   ------------
                                                                    (46,208,977)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (81,661,523)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(81,466,368)
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                           Six Months Ended     Year Ended
                                                                                             June 30, 2001     December 31,
Increase (Decrease) in Net Assets                                                             (Unaudited)          2000
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ..........................................................   $     195,155    $    (216,302)
Net realized gain (loss) on investment transactions ...................................     (35,452,546)      32,561,555
Net unrealized appreciation (depreciation) on investment transactions during the period     (46,208,977)    (171,597,472)
                                                                                          -------------    -------------
Net increase (decrease) in net assets resulting from operations .......................     (81,466,368)    (139,252,219)
                                                                                          -------------    -------------
Distributions to shareholders from:
Net realized gains ....................................................................     (43,827,394)     (64,685,654)
                                                                                          -------------    -------------
Portfolio share transactions:
Proceeds from shares sold .............................................................      22,217,448       76,609,186
Net assets acquired in tax-free reorganization ........................................       7,576,034             --
Reinvestment of distributions .........................................................      43,827,394       64,685,654
Cost of shares redeemed ...............................................................     (45,596,715)     (92,497,968)
                                                                                          -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions ...............      28,024,161       48,796,872
                                                                                          -------------    -------------
Increase (decrease) in net assets .....................................................     (97,269,601)    (155,141,001)
Net assets at beginning of period .....................................................     582,550,246      737,691,247
Net assets at end of period (including undistributed net investment income of $195,155    -------------    -------------
   at June 30, 2001) ..................................................................   $ 485,280,645    $ 582,550,246
                                                                                          -------------    -------------
Other Information (a)
------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period .............................................      19,340,010       18,194,844
                                                                                          -------------    -------------
Shares sold ...........................................................................         897,359        2,002,582
Shares issued in tax-free reorganization ..............................................         318,053             --
Shares issued to shareholders in reinvestment of distributions ........................       2,073,659        1,608,648
Shares redeemed .......................................................................      (1,835,522)      (2,466,064)
                                                                                          -------------    -------------
Net increase (decrease) in Portfolio shares ...........................................       1,453,549        1,145,166
                                                                                          -------------    -------------
Shares outstanding at end of period ...................................................      20,793,559       19,340,010
                                                                                          -------------    -------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                         2001(b)   2000(a)    1999(a)   1998(a)   1997(a)   1996(a)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 30.12     40.54      29.57      30.01     33.71     32.62
                                                                -------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                        .01(c)   (.01)(c)   (.01)(c)    .07       .12       .30
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                      (4.44)    (6.81)     10.98       4.59      4.48      5.89
                                                                -------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  (4.43)    (6.82)     10.97       4.66      4.60      6.19
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                --        --        --        (.10)     (.20)     (.40)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                     (2.35)    (3.60)        --      (5.00)    (8.10)    (4.70)
                                                                -------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                               (2.35)    (3.60)        --      (5.10)    (8.30)    (5.10)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 23.34     30.12      40.54      29.57     30.01     33.71
                                                                -------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                 (13.89)** (19.06)     37.12      15.10     21.34     21.63
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                              485       583        738        629       563       487
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                               .64*      .65        .66        .66       .65       .64
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                           .08*     (.03)     (.04)        .28       .42        94
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                          87*       65         87        109       170       175
-----------------------------------------------------------------------------------------------------------------------------

(a) On June 18, 2001, the Fund implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to June 30, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

(b)  For the six months ended June 30, 2001 (Unaudited).

(c)  Based on average shares outstanding during the period.

*    Annualized ** Not annualized

    The accompanying notes are an integral part of the financial statements.

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2001

Scudder High Yield Portfolio

It's been a bumpy ride lately for high-yield bond investors. The sector struggled in 2000, but went on to post red hot returns in 2001's first quarter. In fact, high-yield bonds blazed ahead of most equity categories in the first quarter. However, the sector has once again cooled in the second quarter of 2001. Deteriorating credit conditions, an increase in distressed securities and volatility in prominent sectors of the high-yield market -- primarily in telecommunications -- have contributed to these losses. Default rates, while declining slightly in June, have continued to climb to historical highs in the first half of 2001.

Investors saw the continued weakness among telecom bonds -- one of the largest segments of the high-yield loan market -- also eat into the solid returns posted by many other high-yield sectors. Much of the weak performance came from bonds issued by wireline telecom companies. Specifically, the wireline subsector lost about twice as much in the quarter as bonds issued by wireless or media companies, according to data from J.P. Morgan. Wireline companies have been hurt by the slowing U.S. economy, declining demand for their services and an oversupply of fiberoptic capacity.

Management's decision to boost the portfolio's stake in higher-quality BB-rated bonds in 2000's second half continued to help keep it ahead of some peers that had bulked up on junkier bonds. And although the portfolio does hold wireline companies (a stake which the team has been paring back of late), it has not been affected by the sector's more problematic issues. On the plus side, the portfolio's stakes in issues in home builders and gaming concerns have aided performance. Going forward, management will continue to seek out lower-quality credits, particularly in the B-rated area, that meet their strict criteria.

Overall, management remains optimistic about the prospects for the high-yield sector, even though the Federal Reserve Board's aggressive cuts to short-term interest rates haven't done as much good as expected for the U.S. stock market or economy. Although the high-yield bonds' default rates are currently high, the team sees defaults as a lagging indicator of the future direction of the high-yield market. In fact, during the recession of the early 1990s, the high-yield default rate peaked at more than 12% in 1991. That same year, the category delivered nearly 35%. Of course, past performance is no guarantee of future results.

Harry E. Resis, Jr.
Lead Portfolio Manager
Zurich Scudder Investments, Inc.

Investment Portfolio                             as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Scudder High Yield Portfolio

                                                 Principal
                                                 Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Foreign Bonds -- U.S.$ Denominated 9.2%
--------------------------------------------------------------------------------

 AES Drax Energy, Ltd., 11.628%,
    8/30/2010 ...............................    1,630,000    1,768,550
 Australis Holdings, 15%, 11/1/2002* ........    3,660,000          366
 Diamond Cable Communications PLC,
    13.25%, 9/30/2004 .......................    1,990,000    1,592,000
 Esprit Telecom Group PLC:
    10.875%, 6/15/2008* .....................      800,000       17,000
    11.5%, 12/15/2007* ......................    1,625,000       34,531
 Euramax International PLC, 11.25%,
    10/1/2006 ...............................    2,060,000    1,637,700
 Kappa Beheer BV, 10.625%,
    7/15/2009 ...............................      530,000      556,500
 MetroNet Communications Corp.:
    10.625%, 11/1/2008 ......................    1,410,000    1,548,752
    12%, 8/15/2007 ..........................      550,000      606,021
    Step-up Coupon, 0% to 6/15/2003,
      9.95% to 6/15/2008 ....................    1,440,000    1,216,440
    Step-up Coupon, 0% to 11/1/2002,
      10.75% to 11/1/2007 ...................      780,000      733,298
 Millicom International Cellular, SA,
    Step-up Coupon, 0% to 6/1/2001,
    13.5% to 6/1/2006 .......................    2,860,000    2,459,600
 PTC International Finance, Step-up
    Coupon, 0% to to 7/1/2002, 10.75%
    to 7/1/2007 .............................    1,440,000    1,152,000
 PTC International Finance II, 11.25%,
    12/1/2009 ...............................      360,000      352,800
 Rogers Cantel, 9.75%, 6/1/2016 .............    3,000,000    2,940,000
 Star Choice Communications, Inc.,
    13%, 12/15/2005 .........................      750,000      791,250
 Stone Container Corp., 11.5%,
    8/15/2006 ...............................    1,585,000    1,664,250
 TFM, SA de CV, 10.25%, 6/15/2007 ...........    1,130,000    1,090,450
 TeleWest Communications PLC:
    9.625%, 10/1/2006 .......................      720,000      601,200
    11% to 10/1/2007 ........................    2,895,000    2,439,037
    11.25%, 11/1/2008 .......................    1,650,000    1,468,500
 Versatel Telecom:
    11.875%, 7/15/2009 ......................      410,000      147,600
    Series B, 13.25%, 5/15/2008 .............      380,000      144,400
    Series BV, 13.25%, 5/15/2008 ............      910,000      345,800

--------------------------------------------------------------------------------
Total Foreign Bonds -- U.S.$ Denominated
   (Cost $33,201,668)                                        25,308,045
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Corporate Bonds 89.9%
--------------------------------------------------------------------------------

 Consumer Discretionary 15.5%
 AFC Enterprises, 10.25%, 5/15/2007 .........    3,100,000    3,224,000
 AMF Bowling, Inc.:
    10.875%, 3/15/2006* .....................    2,540,000       88,900
    12.25%, 3/15/2006* ......................    2,320,000       81,200
 Advantica Restaurant Co., 11.25%,
    1/15/2008 ...............................      614,706      368,824


                                                 Principal
                                                 Amount ($)    Value ($)
--------------------------------------------------------------------------------
 Ameristar Casinos, Inc., 10.75%,
    2/15/2009 ...............................    2,440,000    2,549,800
 Avondale Mills, 10.25%, 5/1/2006 ...........    1,590,000    1,502,550
 Boca Resorts, Inc., 9.875%, 4/15/2009 ......    3,000,000    3,060,000
 Cinemark USA, Inc., 8.5%, 8/1/2008 .........    1,170,000      959,400
 Color Tile, Inc., 10.75%, 12/15/2001* ......    1,470,000       14,700
 Eldorado Resorts, 10.5%, 8/15/2006 .........    2,010,000    2,070,300
 Finlay Enterprises, Inc., 9%, 5/1/2008 .....      350,000      322,000
 Finlay Fine Jewelry Co., 8.375%,
    5/1/2008 ................................    1,540,000    1,432,200
 Galey & Lord, Inc., 9.125%, 3/1/2008 .......    1,500,000      675,000
 Guitar Center Management, 11%,
    7/1/2006 ................................    1,810,000    1,791,900
 Harvey's Casino Resorts, 10.625%,
    6/1/2006 ................................    2,210,000    2,331,550
 Hasbro, Inc.:
    7.95%, 3/15/2003 ........................      350,000      340,560
    8.5%, 3/15/2006 .........................      370,000      356,925
 Hines Horticulture, Inc., 12.75%,
    10/15/2005 ..............................    2,096,000    1,938,800
 Horseshoe Gaming Holdings, 8.625%,
    5/15/2009 ...............................      910,000      910,000
 Horseshoe Gaming LLC, 9.375%,
    6/15/2007 ...............................      540,000      569,700
 Imperial Home Decor Group, Inc., 11%,
    3/15/2008* ..............................    1,050,000        5,250
 International Game Technology,
    8.375%, 5/15/2009 .......................    1,300,000    1,332,500
 Krystal, Inc., 10.25%, 10/1/2007 ...........    2,050,000    1,112,125
 MGM Grand, Inc., 9.75%, 6/1/2007 ...........    1,730,000    1,846,775
 Mandalay Resort Group:
    6.45%, 2/1/2006 .........................      350,000      322,483
    9.5%, 8/1/2008 ..........................      490,000      512,662
 National Vision Association, Ltd.,
    12.75%, 10/15/2005* .....................    2,480,000    1,190,400
 Perkins Finance, LP, 10.125%,
    12/15/2007 ..............................    1,670,000    1,586,500
 Restaurant Co., Step-up Coupon,
    0% to 5/15/2003, 11.25% to
    5/15/2008 ...............................    2,010,000      804,000
 Royal Caribbean Cruises, Ltd., 8.75%
    2/2/2011 ................................    3,400,000    3,238,218
 Sealy Mattress Co.:
    9.875%, 12/15/2007 ......................      220,000      217,250
    Series B, 9.875%, 12/15/2007 ............    1,600,000    1,580,000
    Step-up Coupon, 0% to 12/15/2002,
      10.875% to 12/15/2007 .................    2,110,000    1,746,025
 Six Flags, Inc., 9.5%, 2/1/2009 ............    1,750,000    1,747,812
 Specialty Retailers, Inc., 9%,
    7/15/2007* ..............................    2,400,000       21,000
 Station Casinos, Inc., 9.75%,
    4/15/2007 ...............................      680,000      697,000
 Venetian Casino, 12.25%, 11/15/2004 ........      100,000      107,000
                                                             ----------
                                                             42,655,309
                                                             ----------
 Consumer Staples 1.4%
 Dyersburg Corp., 9.75%, 9/1/2007* ..........    1,260,000      100,800

    The accompanying notes are an integral part of the financial statements.

                                                Principal
                                               Amount ($)   Value ($)
--------------------------------------------------------------------------------

 Fleming Companies, Inc., 10.125%,
    4/1/2008 ...............................     710,000     727,750
 Grove Worldwide LLC, 9.25%, 5/1/2008* .....   1,180,000      23,600
 Jafra Cosmetics International, Inc.,
    11.75%, 5/1/2008 .......................   1,710,000   1,675,800
 Salton, Inc., 12.25%, 4/15/2008 ...........     680,000     693,600
 U.S. Can Corp., 12.375%, 10/1/2010 ........     600,000     606,000
                                                           ---------
                                                           3,827,550
                                                           ---------
 Health 3.4%
 Dade International, Inc., 11.125%,
    5/1/2006* ..............................   2,380,000     273,700
 MEDIQ, Inc., 11%, 6/1/2008* ...............     400,000       4,000
 Magellan Health Services, Inc., 9%,
    2/15/2008 ..............................   1,570,000   1,479,725
 Mariner Post-Acute Network, Inc.:
    10.5%, 8/1/2006 ........................   2,060,000   2,039,400
    Step-up Coupon, 0% to 11/1/2002,
      10.5% to 11/1/2007* ..................   4,340,000      21,700
 Tenet Healthcare Corp., 9.25%,
    9/1/2010 ...............................   2,680,000   3,021,700
 Triad Hospitals, Inc., 8.75%, 5/1/2009 ....   2,410,000   2,452,175
                                                           ---------
                                                           9,292,400
                                                           ---------
 Communications 22.2%
 Airgate PCS, Inc., Step-up Coupon,
    0% to 10/1/2004, 13.5% to
    10/1/2009 ..............................   2,360,000   1,368,800
 Allegiance Telecom, Inc.:
    12.875%, 5/15/2008 .....................   1,575,000   1,386,000
    Step-up Coupon, 0% to 2/15/2003,
      11.75% to 2/15/2008 ..................   1,300,000     741,000
 American Tower Corp., 9.375%,
    2/1/2009 ...............................   3,250,000   3,030,625
 Call-Net Enterprises, Inc.:
    9.375%, 5/15/2009 ......................     820,000     262,400
    Step-up Coupon, 0% to 8/15/2003,
      8.94% to 8/15/2008 ...................     225,000      41,625
    Step-up Coupon, 0% to 5/15/2004,
      10.8% to 5/15/2009 ...................     370,000      66,600
 Crown Castle International Corp.:
    9.375%, 8/1/2011 .......................     390,000     351,975
    Step-up Coupon, 0% to 11/15/2002,
      10.625% to 11/15/2007 ................   1,580,000   1,232,400
 Dobson Communications Corp.,
    10.875%, 7/1/2010 ......................     460,000     460,000
 Dolphin Telecom PLC, Step-up
    Coupon, 0% to 5/15/2004, 14%
    to 5/15/2009 ...........................   1,240,000      24,800
 Exodus Communications, Inc.,
    11.625%, 7/15/2010 .....................   3,290,000   1,135,050
 FairPoint Communications, 12.5%,
    5/1/2010 ...............................   2,410,000   2,048,500
 Global Crossing Holdings Ltd.:
    9.5%, 11/15/2009 .......................   2,440,000   1,909,300
    9.625%, 5/15/2008 ......................   1,000,000     790,000
 Global Telesystems Group, 9.875%,
    2/15/2005 ..............................     440,000      57,200
 ICG Holdings, Inc., 13.5%, 9/15/2005* .....   4,190,000     607,550
 Impsat Corp., 12.375%, 6/15/2008 ..........   1,805,000     595,650
 Insight Communications Co., Inc.,
    12.25%, 2/15/2011* .....................   2,210,000   1,248,650


                                             Principal
                                             Amount ($)     Value ($)
--------------------------------------------------------------------------------

 Intermedia Communications of Florida,
    Inc.:
    12.5%, 5/15/2006 .......................   1,880,000   1,880,000
    Step-up Coupon, 0% to 7/15/2002,
      11.25% to 7/15/2007 ..................   3,070,000   2,701,600
 KMC Telecom Holdings, Inc.:
    13.5%, 5/15/2009 .......................   2,550,000     484,500
    Step-up Coupon, 0% to 2/15/2003,
      12.5% to 2/15/2008 ...................   3,840,000     326,400
 Level 3 Communications Inc.:
    11%, 3/15/2008 .........................   4,470,000   1,966,800
    Step-up Coupon, 0% to 3/15/2005,
      12.875% to 3/15/2010 .................   2,400,000     504,000
 MGC Communications, 13%,
    10/1/2004 ..............................   2,000,000   1,200,000
 McLeod USA, Inc.:
    9.25%, 7/15/2007 .......................     350,000     203,000
    11.375%, 1/1/2009 ......................   2,080,000   1,310,400
 Metromedia Fiber Network, Inc., 10%,
    11/15/2008 .............................   1,180,000     448,400
 Nextel Communications, Inc.:
    9.375%, 11/15/2009 .....................   6,020,000   4,770,850
    9.5%, 2/1/2011 .........................   1,000,000     783,750
    Step-up Coupon, 0% to 9/15/2002,
      10.65% to 9/15/2007 ..................   1,425,000   1,006,406
 Nextlink Communications, Inc.:
    12.5%, 4/15/2006 .......................     900,000     306,000
    Step-up Coupon, 0% to 4/15/2003,
      9.45% to 4/15/2008 ...................     920,000     165,600
    Step-up Coupon, 0% to 6/1/2004,
      12.25% to 6/1/2009 ...................   2,000,000     300,000
 Price Communications Wireless,
    9.125%, 12/15/2006 .....................   2,490,000   2,577,150
 SBA Communications Corp.:
    10.25%, 2/1/2009 .......................   1,150,000   1,052,250
    Step-up Coupon, 0% to 3/1/2003,
      12% to 3/1/2008 ......................   1,600,000   1,280,000
 Spectrasite Holdings, Inc.:
    Step-up Coupon, 0% to 4/15/2004,
      11.25% to 4/15/2009 ..................   1,220,000     561,200
    Step-up Coupon, 0% to 7/15/2003,
      12% to 7/15/2008 .....................   3,220,000   1,730,750
 Telecorp PCS, Inc.:
    10.625%, 7/15/2010 .....................     960,000     902,400
    Step-up Coupon, 0% to 4/15/2004,
      11.625% to 4/15/2009 .................     350,000     218,750
 Teligent, Inc., Step-up Coupon,
    0% to 3/1/2003, 11.5% to
    3/1/2008* ..............................     690,000       1,725
 Tritel PCS, Inc.:
    10.375%, 1/15/2011 .....................   2,000,000   1,830,000
    Step-up Coupon, 0% to 5/1/2004,
      12.75% to 5/15/2009 ..................   1,320,000     838,200
 Triton PCS, Inc.:
    9.375%, 2/1/2011 .......................   2,530,000   2,454,100
    Step-up Coupon, 0% to 5/1/2003,
      11% to 5/1/2008 ......................   1,350,000   1,088,438
 VoiceStream Wireless Corp., 10.375%,
    11/15/2009 .............................   8,390,000   9,564,600

    The accompanying notes are an integral part of the financial statements.

                                              Principal
                                              Amount ($)     Value ($)
--------------------------------------------------------------------------------

 Western Wireless Corp., 10.5%, 2/1/2007 ...    1,200,000    1,236,000
                                                            ----------
                                                            61,051,394
                                                            ----------
 Financial 2.2%
 Choctaw Resort Development, 9.25%,
    4/1/2009 ...............................      640,000      652,800
 FRD Acquisition, 12.5%, 7/15/2004* ........      210,000       25,200
 Felcor Lodging LP (REIT), 8.5%,
    6/1/2011 ...............................    1,530,000    1,461,150
 Golden Tree High Yield Opportunity,
    13.054%, 10/31/2007 ....................    2,500,000    2,537,750
 HMH Properties, 7.875%, 8/1/2008 ..........    1,380,000    1,324,800
                                                            ----------
                                                             6,001,700
                                                            ----------
 Media 13.2%
 AMFM, Inc., 8%, 11/1/2008 .................    1,900,000    1,971,250
 Adelphia Communications Corp.:
    10.25%, 6/15/2011 ......................    1,540,000    1,516,900
    10.875%, 10/1/2010 .....................      520,000      526,500
 American Lawyer Media, Inc.:
    9.75%, 12/15/2007 ......................    1,190,000    1,106,700
    Step-up Coupon, 0% to 12/15/2002,
      12.25% to 12/15/2008 .................    1,470,000      940,800
 Avalon Cable Holdings LLC, Step-up
    Coupon, 0% to 12/1/2003, 11.875%
    to 12/1/2008 ...........................    1,870,000    1,430,550
 CSC Holdings, Inc.:
    8.125%, 7/15/2009 ......................      400,000      397,183
    8.125%, 8/15/2009 ......................    1,010,000    1,002,896
    9.25%, 11/1/2005 .......................    1,000,000    1,035,000
    9.875%, 2/15/2013 ......................    1,145,000    1,220,856
    10.5%, 5/15/2016 .......................    1,640,000    1,808,100
 Charter Communications Holdings LLC:
    8.25%, 4/1/2007 ........................    2,120,000    2,008,700
    11.125%, 1/15/2011 .....................    1,500,000    1,582,500
    13.5%, 1/15/2011 .......................    2,250,000    1,406,250
    Step-up Coupon, 0% to 1/15/2005,
      11.75% to 1/15/2010 ..................    2,040,000    1,377,000
    Step-up Coupon, 0% to 5/15/2006,
      11.75% to 5/15/2011 ..................    1,550,000      899,000
 Comcast UK Cable Partners Ltd.,
    11.2%, 11/15/2007 ......................    3,230,000    2,196,400
 Echostar DBS Corp.:
    9.25%, 2/1/2006 ........................    1,510,000    1,487,350
    9.375%, 2/1/2009 .......................    1,690,000    1,656,200
 Frontiervision LP, 11%, 10/15/2006 ........      860,000      890,100
 Interep National Radio Sales, Inc.,
    10%, 7/1/2008 ..........................    1,530,000    1,285,200
 Key3Media Group, Inc., 11.25%,
    6/15/2011 ..............................      680,000      666,400
 NTL, Inc.:
    11.5%, 2/1/2006 ........................      320,000      216,000
    11.5%, 10/1/2008 .......................    2,200,000    1,452,000
 Nextmedia Operating, Inc., 10.75%,
    7/1/2011 ...............................      500,000      492,550
 Panavision, Inc., Step-up Coupon,
    0% to 2/1/2002, 9.625% to
    2/1/2006 ...............................    1,360,000      544,000


                                               Principal
                                               Amount ($)     Value ($)
--------------------------------------------------------------------------------

 Renaissance Media Group, Step-up
    Coupon, 0% to 4/15/2003, 10% to
    4/15/2008 ..............................    1,860,000    1,450,800
 Rogers Cablesystems, Ltd., 10%,
    3/15/2005 ..............................      630,000      672,525
 Sinclair Broadcasting Group, Inc.:
    8.75%, 12/15/2007 ......................      550,000      523,875
    9%, 7/15/2007 ..........................      350,000      337,750
 Transwestern Publishing:
    9.625%, 11/15/2007 .....................      950,000      957,125
    Step-up Coupon, 0% to 11/15/2002,
      11.875% to 11/15/2008 ................      420,000      350,700
 United International Holdings, Step-up
    Coupon, 0% to 2/15/2003, 10.75%
    to 2/15/2008 ...........................    3,150,000    1,055,250
                                                            ----------
                                                            36,464,410
                                                            ----------
 Service Industries 4.6%
 Allied Waste North America, Inc., 10%,
    8/1/2009 ...............................    2,230,000    2,291,325
 Avis Group Holdings, Inc., 11%,
    5/1/2009 ...............................    3,580,000    3,996,175
 Coinmach Corp., 11.75%, 11/15/2005 ........    2,430,000    2,490,750
 Kindercare Learning Centers, Inc., 9.5%,
    2/15/2009 ..............................    1,550,000    1,534,500
 La Petite Academy, Inc., 10%,
    5/15/2008 ..............................    1,890,000    1,275,750
 Primedia Inc., 8.875%, 5/15/2011 ..........    1,210,000    1,119,250
 Spincycle, Inc., Step-up Coupon, 0% to
    5/1/2001, 12.75% to 5/1/2005 ...........    1,520,000      121,600
                                                            ----------
                                                            12,829,350
                                                            ----------
 Durables 2.9%
 Airxcel, 11%, 11/15/2007 ..................      880,000      453,200
 DeCrane Aircraft Holdings, Inc., 12%,
    9/30/2008 ..............................    1,180,000    1,122,475
 Fairchild Corp., 10.75%, 4/15/2009 ........    1,500,000    1,218,750
 Navistar International Corporation,
    9.375%, 6/1/2006 .......................    1,300,000    1,319,500
 United Rentals, Inc.:
    9%, 4/1/2009 ...........................      760,000      703,000
    9.25%, 1/15/2009 .......................    2,350,000    2,197,250
    10.75%, 4/15/2008 ......................      920,000      952,200
                                                            ----------
                                                             7,966,375
                                                            ----------
 Manufacturing 11.4%
 Agriculture, Mining and Chemicals,
    Inc., 10.75%, 9/30/2003 ................    2,200,000    1,837,000
 Atlantis Group, Inc., 11%, 2/15/2003 ......    1,735,000    1,613,550
 BPC Holdings Corp., 12.5%, 6/15/2006 ......      916,074      687,056
 Berry Plastics Corp., 12.25%,
    4/15/2004 ..............................    1,530,000    1,545,300
 Day International Group, Inc., 11.125%,
    6/1/2005 ...............................    1,020,000    1,035,300
 Delco Remy International, 10.625%,
    8/1/2006 ...............................    1,230,000    1,254,600
 Eagle-Picher Holdings, Inc., 9.375%,
    3/1/2008 ...............................    1,380,000      928,050
 Flowserve Corp., 12.25%, 8/15/2010 ........      650,000      695,500
 Foamex, LP, 13.5%, 8/15/2005 ..............    1,130,000      892,700
 Fonda Group, 9.5%, 3/1/2007 ...............    1,340,000    1,125,600

    The accompanying notes are an integral part of the financial statements.

                                                  Principal
                                                  Amount ($)   Value ($)
--------------------------------------------------------------------------------

 Gaylord Container Corp., 9.75%,
    6/15/2007 ...............................     1,620,000     1,020,600
 Grove Holdings LLC, Step-up Coupon,
    0% to 5/1/2003, 11.625% to
    5/1/2009* ...............................       310,000         1,162
 Hayes Wheels International, Inc., 11%,
    7/15/2006 ...............................     1,500,000     1,245,000
 Huntsman Package, 11.75%,
    12/1/2004 ...............................     2,650,000     1,921,250
 Knoll, Inc., 10.875%, 3/15/2006 ............       886,000       886,000
 Lyondell Chemical Co., 10.875%,
    5/1/2009 ................................       140,000       137,550
 Motors and Gears, Inc., 10.75%,
    11/15/2006 ..............................       580,000       578,550
 NL Industries, Inc., Senior Note,
    11.75%, 10/15/2003 ......................     2,603,000     2,576,970
 Plainwell, Inc., 11%, 3/1/2008* ............     4,445,000        44,450
 Printpack, Inc., 10.625%, 8/15/2006 ........     1,440,000     1,461,600
 Riverwood International Corp.:
    10.25%, 4/1/2006 ........................       570,000       572,850
    10.875%, 4/1/2008 .......................     2,270,000     2,179,200
 SF Holdings Group, Inc., Step-up
    Coupon, 0% to 3/15/2003, 12.75%
    to 3/15/2008 ............................     2,030,000       913,500
 Stone Container Corp., 9.75%,
    2/1/2011 ................................     1,790,000     1,825,800
 Tenneco Automotive, Inc., 11.625%,
    10/15/2009 ..............................       690,000       351,900
 Terex Corp.:
    8.875%, 4/1/2008 ........................     2,980,000     2,860,800
    10.375%, 4/1/2011 .......................       450,000       463,500
 Terra Industries, Inc., 10.5%, 6/15/2005 ...       340,000       277,100
 Texas Petrochemicals, 11.125%,
    7/1/2006 ................................       710,000       631,900
                                                              -----------
                                                               31,564,338
                                                              -----------
 Technology 0.1%
 PSINet, Inc.:
    10%, 2/15/2005* .........................       400,000        24,000
    11%, 8/1/2009* ..........................     1,970,000       118,200
    11.5%, 11/1/2008* .......................     1,490,000        89,400
                                                              -----------
                                                                  231,600
                                                              -----------
 Energy 3.6%
 Chesapeake Energy Corp., 8.125%,
    4/1/2011 ................................     1,820,000     1,701,700
 Continental Resources, Inc., 10.25%,
    8/1/2008 ................................     1,470,000     1,278,900
 El Paso Energy Partners, LP, 8.5%,
    6/1/2011 ................................       300,000       300,000
 Key Energy Services, Inc., 14%,
    1/15/2009 ...............................       643,000       745,076
 Nuevo Energy Co., 9.375%, 10/1/2010 ........       310,000       311,550
 Parker Drilling Co., 9.75%, 11/15/2006 .....     1,500,000     1,530,000
 Pen Holdings, Inc., 9.875%, 6/15/2008 ......       335,000       241,200
 Pride International, Inc., 10%, 6/1/2009 ...     1,470,000     1,617,000
 R&B Falcon Corp., 9.5%, 12/15/2008 .........       370,000       429,213


                                                  Principal
                                                  Amount ($)     Value ($)
--------------------------------------------------------------------------------

 Stone Energy Corp., 8.75%, 9/15/2007 .......       870,000       887,400
 Triton Energy, 8.875%, 10/1/2007 ...........       820,000       840,500
                                                              -----------
                                                                9,882,539
                                                              -----------
 Metals & Minerals 0.9%
 GS Technologies:
    12%, 9/1/2004* ..........................     1,090,000        43,600
    12.25%, 10/1/2005* ......................     1,340,000         6,700
 MMI Products, Inc., 11.25%,
    4/15/2007 ...............................     1,345,000     1,250,850
 Metal Management, Inc., 10%,
    5/15/2008* ..............................     1,820,000        54,600
 Metals USA, Inc., 8.625%, 2/15/2008 ........     1,170,000       795,600
 Republic Technologies International,
    13.75%, 7/15/2009* ......................     2,820,000       324,300
                                                              -----------
                                                                2,475,650
                                                              -----------
 Construction 3.9%
 Del Webb Corp., 10.25%, 2/15/2010 ..........       300,000       316,500
 Dimac Corp., 12.5%, 10/1/2008* .............     1,540,000        15,400
 Fortress Group, 13.75%, 5/15/2003 ..........       450,000       256,500
 Hovnanian Enterprises, Inc.:
    9.125%, 5/1/2009 ........................       690,000       669,300
    9.75%, 6/1/2005 .........................       670,000       644,875
 Lennar Corp., 9.95%, 5/1/2010 ..............     1,870,000     2,010,250
 Nortek, Inc.:
    9.125%, 9/1/2007 ........................     1,050,000     1,029,000
    9.875%, 6/15/2011 .......................     1,300,000     1,251,250
 Ryland Group, 9.75%, 9/1/2010 ..............       670,000       705,175
 Schuler Homes, 10.5%, 7/15/2011 ............       530,000       532,650
 Standard Pacific Corp.:
    8%, 2/15/2008 ...........................       330,000       314,325
    8.5%, 4/1/2009 ..........................       510,000       497,250
 Toll Corp.:
    7.75%, 9/15/2007 ........................       210,000       201,862
    8.125%, 2/1/2009 ........................       100,000        96,750
    8.75%, 11/15/2006 .......................       500,000       500,000
 WCI Communities, Inc., 10.625%,
    2/15/2011 ...............................     1,580,000     1,643,200
                                                              -----------
                                                               10,684,287
                                                              -----------
 Transportation 0.7%
 Petro Stopping Centers, 10.5%,
    2/1/2007 ................................     2,520,000     1,953,000
                                                              -----------

 Utilities 1.3%
 Azurix Corp., 10.375%, 2/15/2007 ...........       770,000       777,700
 Calpine Corp.:
    7.75%, 4/15/2009 ........................     1,470,000     1,366,571
    8.5%, 2/15/2011 .........................     1,440,000     1,383,005
                                                              -----------
                                                                3,527,276
                                                              -----------
 Miscellaneous 2.6%
 Hayes Lemmerz International, Inc.,
    11.875%, 6/15/2006 ......................       500,000       485,000
 PAHYRS Trust, 9.373%,
    6/30/2008 ...............................     7,000,000     6,614,020
                                                              -----------
                                                                7,099,020
                                                              -----------

--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $322,399,480)                     247,506,198
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                       Shares     Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Convertible Preferred Stocks 0.0%
--------------------------------------------------------------------------------

 Communications 0.0%
 Telephone/Communications                                       -----------
 World Access, Inc.* (Cost $1,389,749) ........           933        46,645
                                                                -----------

--------------------------------------------------------------------------------
Preferred Stocks 0.8%
--------------------------------------------------------------------------------

 Communications 0.4%
 Cellular Telephone
 Dobson Communications Corp., PIK* ............         1,092       944,580
                                                                -----------

 Media 0.4%
 Broadcasting & Entertainment
 Sinclair Broadcast Group, Inc. ...............        13,000     1,235,000
                                                                -----------

 Manufacturing 0.0%
 Containers & Paper
 SF Holdings Group, Inc.* .....................            12        26,475
 SF Holdings Group, Inc., PIK* ................            30        66,188
                                                                -----------
                                                                     92,663
                                                                -----------

--------------------------------------------------------------------------------
Total Preferred Stocks (Cost $2,749,551)                          2,272,243
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks and Warrants 0.1%
--------------------------------------------------------------------------------

 Communications 0.0%
 Telephone/Communications
 AT&T Canada, Inc.* ...........................         1,885        56,795
 Benedek Communications Corp.,
    Warrants* .................................         5,000         2,500
 Communicacion Cellular, SA,
    Warrants* .................................         2,200        13,200
 Econophone Inc., Warrants* ...................         1,260            13
 ICG Communications, Inc.* ....................         4,851           437
 KMC Telecom Holdings, Inc.,
    Warrants* .................................         1,950            20
 Song Networks Holdings AB* ...................         6,340        13,060
                                                                -----------
                                                                     86,025
                                                                -----------



                                                      Shares         Value ($)
--------------------------------------------------------------------------------

 Durables 0.0%
 Aerospace
 Decrane Holdings Co., Warrants* ..............         1,350            14
                                                                -----------

 Financial 0.0%
 Other Financial Companies
 Ono Finance PLC, Warrants* ...................         1,650        49,500
                                                                -----------

 Media 0.0%
 Cable Television
  UIH Australia Pacific, Inc., Warrants* ......           750           188
                                                                -----------

 Service Industries 0.0%
 Miscellaneous Consumer Services
 Spincycle, Inc., Warrants* ...................         1,520            15
                                                                -----------

 Manufacturing 0.1%
 Containers & Paper
 Gaylord Container Corp.* .....................        92,250        96,863
 SF Holdings Group, Inc.* .....................           517         2,585
                                                                -----------
                                                                     99,448
                                                                -----------
 Energy 0.0%
 Oil/Gas Transmission
 Empire Gas Corp., Warrants* ..................         2,070         2,070
                                                                -----------

 Metals & Minerals 0.0%
 Steel & Metals 0.0%
 Gulf States Steel, Warrants* .................         1,810            18
 Republic Technologies International,
    Warrants* .................................         2,820            28
                                                                -----------
                                                                         46
                                                                -----------
 Construction 0.0%
 Building Materials 0.0%
 Waxman Industries, Inc., Warrants* ...........        52,274           523
                                                                -----------

 Homebuilding 0.0%
 Capital Pacific Holdings, Warrants* ..........         3,634           363
                                                                -----------


--------------------------------------------------------------------------------
Total Common Stock and Warrants (Cost $760,727)                     238,192
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $360,501,175) (a)                                      275,371,323
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Notes to Scudder High Yield Portfolio of Investments
--------------------------------------------------------------------------------

* Non-income producing security. In the case of a bond, generally denotes that issuer has defaulted on the payment of interest or has filed for bankruptcy.

(a) The cost for federal income tax purposes was $362,360,519. At June 30, 2001, net unrealized depreciation for all securities based on tax cost was $86,989,196. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,358,946 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $91,348,142.

     PIK denotes that interest or dividend is paid in kind.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------------------
Investments in securities, at value (cost $360,501,175) ...................   $ 275,371,323
Cash ......................................................................          26,577
Receivable for investments sold ...........................................       2,506,782
Interest receivable .......................................................       6,833,957
Receivable for Portfolio shares sold ......................................          29,011
                                                                              -------------
Total assets ..............................................................     284,767,650

Liabilities
--------------------------------------------------------------------------------------------
Payable for investments purchased .........................................         634,209
Notes payable .............................................................       1,100,000
Payable for Portfolio shares redeemed .....................................          34,022
Accrued management fee ....................................................         157,416
Other accrued expenses and payables .......................................         117,048
                                                                              -------------
Total liabilities .........................................................       2,042,695
--------------------------------------------------------------------------------------------
Net assets, at value                                                          $ 282,724,955
--------------------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income .......................................      15,272,926
Net unrealized appreciation (depreciation) on investments .................     (85,129,852)
Accumulated net realized gain (loss) ......................................     (50,272,284)
Paid-in capital ...........................................................     402,854,165
--------------------------------------------------------------------------------------------
Net assets, at value                                                          $ 282,724,955
--------------------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------------------
Net Asset Value offering and redemption price per share
   ($282,724,955 / 34,584,070 outstanding shares of beneficial                -------------
   interest, $.01 par value, unlimited number of shares authorized) ......    $        8.18
                                                                              -------------


--------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------------------
Income:
Dividends .................................................................   $     224,964
Interest ..................................................................      16,783,182
                                                                              -------------
Total Income ..............................................................      17,008,146
                                                                              -------------
Expenses:
Management fee ............................................................         922,222
Custodian fees ............................................................           8,260
Auditing ..................................................................          18,226
Legal .....................................................................          83,437
Trustees' fees and expenses ...............................................           6,991
Reports to shareholders ...................................................          14,836
Other .....................................................................           8,652
                                                                              -------------
Total expenses, before expense reductions .................................       1,062,624
Expense reductions ........................................................             (98)
                                                                              -------------
Total expenses, after expense reductions ..................................       1,062,526
--------------------------------------------------------------------------------------------
Net investment income (loss)                                                     15,945,620
--------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ...............................................................      (9,009,136)
Futures ...................................................................        (320,716)
                                                                              -------------
                                                                                 (9,329,852)
                                                                              -------------
Net unrealized appreciation (depreciation) during the period on investments       3,773,560

--------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                       (5,556,292)
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $  10,389,328
--------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                               Six Months
                                                                                                  Ended         Year Ended
                                                                                              June 30, 2001    December 31,
Increase (Decrease) in Net Assets                                                              (Unaudited)         2000
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ............................................................   $  15,945,620    $  37,401,064
Net realized gain (loss) on investment transactions .....................................      (9,329,852)     (15,834,192)
Net unrealized appreciation (depreciation) on investment transactions during the period .       3,773,560      (48,518,517)
                                                                                            -------------    -------------
Net increase (decrease) in net assets resulting from operations .........................      10,389,328      (26,951,645)
                                                                                            -------------    -------------
Distributions to shareholders from:
Net investment income ...................................................................     (37,937,710)     (43,395,484)
                                                                                            -------------    -------------
Portfolio share transactions:
Proceeds from shares sold ...............................................................      73,685,159       95,392,371
Reinvestment of distributions ...........................................................      37,937,710       43,395,484
Cost of shares redeemed .................................................................    (110,355,712)    (155,637,443)
                                                                                            -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions .................       1,267,157      (16,849,588)
                                                                                            -------------    -------------
Increase (decrease) in net assets .......................................................     (26,281,225)     (87,196,717)
Net assets at beginning of period .......................................................     309,006,180      396,202,897

Net assets at end of period (including undistributed net investment income of $15,272,926   -------------    -------------
   and $37,265,016, respectively) .......................................................   $ 282,724,955    $ 309,006,180
                                                                                            -------------    -------------
Other Information (a)
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ...............................................      33,728,812       34,578,344
                                                                                            -------------    -------------
Shares sold .............................................................................       8,535,414       10,031,398
Shares issued to shareholders in reinvestment of distributions ..........................       4,563,112        4,412,081
Shares redeemed .........................................................................     (12,243,268)     (15,293,011)
                                                                                            -------------    -------------
Net increase (decrease) in Portfolio shares .............................................         855,258         (849,532)
                                                                                            -------------    -------------
Shares outstanding at end of period .....................................................      34,584,070       33,728,812
                                                                                            -------------    -------------

(a) On June 18, 2001, the Fund implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to June 30, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                        2001(b)(d)  2000(a)   1999(a)   1998(a)   1997(a)   1996(a)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  9.16      11.46     12.27     12.96     12.81     12.59
                                                                -------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                        .46(c)    1.14(c)   1.22(c)   1.06      1.16      1.20
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                       (.16)     (2.04)     (.93)     (.85)      .19       .42
                                                                -------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    .30       (.90)      .29       .21      1.35      1.62
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                             (1.28)     (1.40)    (1.10)     (.90)    (1.20)    (1.40)
                                                                -------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                               (1.28)     (1.40)    (1.10)     (.90)    (1.20)    (1.40)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $  8.18       9.16     11.46     12.27     12.96     12.81
                                                                -------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                   3.00**    (8.68)     2.15      1.45     11.61     14.06
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                              283        309       396       442       391       289
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                               .69*       .68       .67       .65       .65       .65
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                         10.37*     11.23     10.40      9.36      9.20      9.70
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                          80*        54        42        74        90        98
-----------------------------------------------------------------------------------------------------------------------------

(a) On June 18, 2001, the Fund implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to June 30, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

(b)  For the six months ended June 30, 2001 (Unaudited).

(c)  Based on average shares outstanding during the period.

(d) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 10.66% to 10.37%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

*    Annualized

**   Not annualized

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2001

Scudder International Research Portfolio

Please note that on May 1, 2001, the portfolio changed its name and, to some extent, its investment process. We are pleased to announce the anticipated addition of more research analysts to the team. Regional analysts focusing on the Americas and sector analysts with specialties in natural resources and financials are expected to add value to Scudder's portfolio, dedicated to one of the firm's hallmark competencies: international research and analysis.

With a standard commitment to analysts' stocks of highest conviction, Scudder International Research Portfolio roughly matched its benchmark and proved more resilient than the average underlying international fund for the semiannual period ending June 30, 2001. Per our mandate, sector and country allocations are relatively neutral, so stock selection was key to our survival. Our health care equity picks were especially helpful in this regard; several among our top ten holdings responded well to positive pharmaceuticals announcements, ranging from expanded applications to insurance companies issuing new reimbursement policies. Buy decisions also proved fortuitous. We were completely out of Ericsson prior to that company's well-publicized plunge in the first quarter. Not all of our choices worked to our advantage, however. Select European software and telecommunications picks responded poorly to the ambivalent global economy. We remain optimistic about the region, albeit concerned about the potential economic ramifications of the foot-and-mouth epidemic and its toll on travel and tourism; we have adjusted our weightings in affected holdings accordingly. In Japan, stock selection continues to be hampered by a market plagued with economic and political distress.

Elizabeth J. Allan
Terrence Gray
Andreas Waldburg-Wolfegg
Co-Lead Portfolio Managers
Zurich Scudder Investments, Inc.

Investment Portfolio                             as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Scudder International Research Portfolio

                                                         Principal
                                                         Amount ($)    Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Short-Term Investments 5.6%
--------------------------------------------------------------------------------

 Federal National Mortgage
    Association, 3.94%**, 7/2/2001                                    ----------
    (Cost $8,055,118) ............................      8,056,000      8,055,118
                                                                      ----------

                                                          Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 94.4%
--------------------------------------------------------------------------------

 Australia 3.8%
 Aristocrat Leisure Ltd. (Manufacturer
    and seller of gaming machines) ...............        298,000      1,072,404
 BRL Hardy Ltd. (Producer of wine
    and spirits) .................................        204,592      1,091,335
 Howard Smith Ltd.* (Provider of
    hardware) ....................................        198,581      1,375,431
 Telstra Corp., Ltd. (Provider of
    domestic and international
    telecommunication services) ..................        234,263        643,338
 Westpac Banking Corp., Ltd. (Provider
    of banking services) .........................        170,655      1,259,448
                                                                      ----------
                                                                       5,441,956
                                                                      ----------
 Brazil 1.8%
 Aracruz Celulose SA (ADR)
    (Manufacturer of forest products) ............         71,400      1,335,180
 Companhia de Bebidas das Americas
    (pfd.) (Producer of beer, soft drinks,
    teas, bottled water, fruit juices and
    sports drinks) ...............................      5,480,000      1,280,762
                                                                      ----------
                                                                       2,615,942
                                                                      ----------
 Canada 2.4%
 Alcan, Inc. (Manufacturer of aluminum
    and finished products) .......................         12,630        532,404
 Canadian National Railway Co. ...................
    (Provider of railroad services) ..............         63,400      2,572,863
 Nortel Networks Corp. (Provider of
    telephone, data and wireless
    products for the Internet) ...................         43,000        390,870
                                                                      ----------
                                                                       3,496,137
                                                                      ----------
 Finland 1.5%
 Nokia Oyj (Provider of
    telecommunication services) ..................         48,100      1,093,977
 TietoEnator Oyj (Provider of information
    technology services) .........................         45,800      1,023,378
                                                                      ----------
                                                                       2,117,355
                                                                      ----------
 France 13.0%
 Aventis SA (Manufacturer of life science
    products) ....................................         55,580      4,452,920
 Groupe Danone (Producer of yogurts,
    cheeses and bottled water) ...................         12,799      1,762,681
 Orange SA* (Provider of communication
    services) ....................................        368,556      3,006,003
 PSA Peugeot Citroen (Manufacturer of
    automobiles and light commercial
    vehicles) ....................................          6,206      1,690,929

                                                          Shares       Value ($)
--------------------------------------------------------------------------------

 Schneider Electric SA (Manufacturer
    of electronic components and
    automated manufacturing systems) .............         28,313      1,570,774
 Societe Generale "A" (Provider of
    full banking and financial services) .........         41,112      2,443,267
 Suez SA* (Operator of water treatment
    plants) ......................................         42,430      1,369,845
 Total Fina ELF SA "B" (Explorer of oil
    and natural gas) .............................         17,647      2,479,825
                                                                      ----------
                                                                      18,776,244
                                                                      ----------
 Germany 7.3%
 Allianz AG (Provider of diversified
    insurance services) ..........................          4,732      1,393,841
 BASF AG (Explorer and producer of
    oil, natural gas and chemical
    products) ....................................         25,645      1,008,784
 Deutsche Bank AG (Registered)
    (Provider of financial services) .............         32,580      2,336,190
 Deutsche Lufthansa AG (Provider of
    airline services) ............................         48,094        768,181
 Infineon Technologies AG
    (Manufacturer and marketer of
    semiconductors) ..............................         18,159        427,353
 Metro AG (Operator of retail stores) ............         32,580      1,231,759
 Muenchener Rueckversicherungs-
    Gesellschaft AG (Registered)
    (Provider of financial services) .............          6,477      1,824,199
 Siemens AG (Developer of electrical
    products) ....................................         23,853      1,448,984
                                                                      ----------
                                                                      10,439,291
                                                                      ----------
 Hong Kong 0.8%
 China Petroleum and Chemical Corp. ..............
    (Explorer and producer of oil and
    natural gas) .................................      5,399,000      1,079,814
                                                                      ----------

 India 0.5%
 Infosys Technologies Ltd. (ADR)
    (Provider of consulting and software
    services) ....................................         11,600        745,764
                                                                      ----------

 Ireland 0.6%
 Bank of Ireland (Provider of banking
    and other financial services) ................         79,100        786,280
                                                                      ----------

 Israel 0.4%
 Check Point Software Technologies
    Ltd.* (Developer of management
    solutions for active networks) ...............         11,600        591,136
                                                                      ----------

 Italy 2.5%
 Assicurazioni Generali SpA (Provider of
    insurance and financial services) ............         69,000      2,081,096
 UniCredito Italiano SpA (Provider of
    commercial banking services) .................        349,800      1,506,754
                                                                      ----------
                                                                       3,587,850
                                                                      ----------
 Japan 20.1%
 Asahi Bank Ltd.* (Provider of
    commercial banking services) .................        275,000        595,262

    The accompanying notes are an integral part of the financial statements.

                                                            Shares     Value ($)
--------------------------------------------------------------------------------

 Benesse Corp. (Provider of
    educational services) ........................         33,000      1,034,433
 Canon, Inc. (Producer of visual image
    and information equipment) ...................         16,000        646,491
 Chugai Pharmaceutical Co., Ltd. .................
    (Producer of pharmaceuticals) ................         62,000        942,911
 Daikin Industries, Ltd. (Manufacturer of
    air conditioning equipment) ..................         54,000      1,000,040
 Daiwa Securities Group, Inc. (Provider
    of financial services) .......................        186,000      1,945,965
 Fuji Soft ABC, Inc. (Developer of
    software) ....................................         12,400        728,681
 Japan Tobacco, Inc. (Manufacturer of
    tobacco products) ............................            200      1,378,923
 KYORIN Pharmaceutical Co., Ltd. .................
    (Manufacturer and distributor of
    prescription medicines) ......................         23,000        872,169
 Matsushita Electric Industrial Co., Ltd. ........
    (Manufacturer of consumer electronic
    products) ....................................         54,000        845,056
 Matsushita Electric Works, Ltd. .................
    (Manufacturer of building materials
    and lighting equipment) ......................         85,000        982,643
 Mitsubishi Corp. (Operator of a general
    trading company) .............................        186,000      1,498,617
 Mitsubishi Estate Co., Ltd. (Provider of
    real estate services) ........................         78,000        717,249
 Mizuho Holdings, Inc. (Provider of
    financial services) ..........................            318      1,478,655
 Murata Manufacturing Co., Ltd. ..................
    (Manufacturer of computers) ..................          7,700        511,749
 NEC Corp. (Manufacturer of
    telecommunication and computer
    equipment) ...................................         94,000      1,269,812
 NTT Data Corp. (Provider of
    networking system services) ..................            140        763,218
 NTT DoCoMo, Inc. (Provider of various
    telecommunication services and
    equipment) ...................................             70      1,217,782
 Nissan Motor Co., Ltd.* (Manufacturer
    of motor vehicles) ...........................        171,000      1,180,350
 Shin-Etsu Chemical Co., Ltd. (Producer
    and distributor of synthetic resins
    and chemicals) ...............................         47,000      1,725,739
 Sony Corp. (Manufacturer of consumer
    and industrial electronic equipment) .........         24,400      1,604,041
 Sumitomo Electric Industries Ltd. ...............
    (Manufacturer of electric wires and
    cables) ......................................         62,000        702,834
 Tokyo Gas Co., Ltd. (Producer and
    supplier of gas) .............................        380,000      1,154,608
 Toyota Motor Corp.* (Manufacturer of
    diversified automotive products) .............         54,800      1,928,665
 Yamada Denki Co., Ltd. (Retailer and
    repairer of consumer electronic
    equipment) ...................................         28,000      2,289,654
                                                                      ----------
                                                                      29,015,547
                                                                      ----------
 Korea 2.1%
 Hyundai Motor Co., Ltd. (Manufacturer
    of automobiles) ..............................         38,190        831,047
 Korea Telecom Corp. (ADR) (Provider
    of telecommunication services) ...............         52,706      1,158,478

                                                          Shares       Value ($)
--------------------------------------------------------------------------------

 Samsung Electronics Co., Ltd. ...................
    (Manufacturer of electronic
    equipment) ...................................          7,370      1,088,074
                                                                      ----------
                                                                       3,077,599
                                                                      ----------
 Mexico 0.7%
 Telefonos de Mexico SA de CV "L"
    (ADR) (Provider of telecommunication
    services) ....................................         28,000        982,520
                                                                      ----------

 Netherlands 6.7%
 ASML Holdings NV* (Developer,
    manufacturer and marketer of
    photolithography projection systems) .........         33,100        744,946
 Aegon NV (Provider of insurance) ................         32,580        920,359
 Getronics NV (Provider of computer
    consulting and solution design
    services) ....................................        171,400        839,860
 Heineken NV (Producer of beverages) .............         41,625      1,684,417
 ING Groep NV (Provider of insurance
    and financial services) ......................         23,270      1,526,259
 Royal Dutch Petroleum Co. (Provider
    of petroleum products) .......................         46,540      2,687,956
 Vedior NV (Provider of employment
    services) ....................................        136,520      1,241,066
                                                                      ----------
                                                                       9,644,863
                                                                      ----------
 Russia 1.5%
 Gazprom (ADR) (Producer and
    distributor of natural gas) ..................        128,800      1,416,800
 Mobile Telesystems (ADR)* (Provider of
    cellular phone service) ......................         26,600        728,840
                                                                      ----------
                                                                       2,145,640
                                                                      ----------
 Spain 1.8%
 Banco Bilbao Vizcaya Argentaria SA
    (Provider of commercial banking
    services) ....................................        204,011      2,648,449
                                                                      ----------

 Sweden 0.7%
 Nordea AB (Provider of financial
    services) ....................................        171,400        978,797
                                                                      ----------

 Switzerland 5.0%
 Ciba Specialty Chemicals AG
    (Registered) (Manufacturer of
    chemical products) ...........................         22,728      1,325,811
 Nestle SA (Registered) (Producer of
    food products) ...............................         10,940      2,327,271
 Schweizerische Rueckversicherungs-
    Gesellschaft AG* (Registered)
    (Provider of life insurance services) ........            349        698,117
 Serono SA "B" (Developer and
    marketer of biotechnology products) ..........          1,600      1,588,684
 Syngenta AG (Producer of chemicals) .............         24,551      1,292,014
                                                                      ----------
                                                                       7,231,897
                                                                      ----------
 Taiwan 3.7%
 Acer Display Technology, Inc.*
    (Manufacturer and marketer of
    TFT-LCDs and PDPs) ...........................      1,016,000        961,998
 Asustek Computer, Inc. (Manufacturer
    of computer motherboards) ....................        398,750      1,685,104
 Bank Sinopac (Provider of commercial
    banking services) ............................      1,660,000        766,599

    The accompanying notes are an integral part of the financial statements.

                                                           Shares      Value ($)
--------------------------------------------------------------------------------

 Compeq Manufacturing Co., Ltd.
    (Manufacturer of multi-layer and
    double-sided printed circuit boards) .......          77,000         152,077
 Taiwan Semiconductor Manufacturing
    Co., Ltd.* (Manufacturer of integrated
    circuits) ..................................         964,600       1,793,041
                                                                      ----------
                                                                       5,358,819
                                                                      ----------
 United Kingdom 17.5%
 ARM Holdings PLC* (Designer of
    electronic components) .....................         114,029         432,768
 BP PLC (Provider of oil internationally) ......         349,728       2,889,419
 Barclays PLC (Provider of financial
    services) ..................................          91,409       2,816,703
 British Telecommunications PLC
    (Provider of telecommunication
    services) ..................................         101,323         640,193
 Compass Group PLC* (Operator of
    catering services company) .................         242,021       1,946,529
 GlaxoSmithKline PLC (Manufacturer of
    prescription and over-the-counter
    medicines) .................................         152,512       4,311,513

                                                           Shares      Value ($)
--------------------------------------------------------------------------------

 J Sainsbury PLC (Distributor of food
    through supermarkets) ......................         289,338       1,812,800
 National Grid Group PLC (Owner and
    operator of electric transmission
    systems) ...................................         149,711       1,108,870
 Railtrack Group PLC (Operator of
    railway infrastructure) ....................          82,225         388,191
 Reed International PLC (Publisher of
    scientific, professional and business-
    to-business materials) .....................         232,712       2,072,311
 Reuters Group PLC (Provider of
    international news and information) ........          73,692         961,430
 Scottish & Southern Energy PLC
    (Producer and distributor of electrical
    energy) ....................................         147,384       1,395,792
 Vodafone Group PLC (Provider of
    mobile telecommunication services) .........       2,001,371       4,455,576
                                                                      ----------
                                                                      25,232,095
                                                                      ----------
--------------------------------------------------------------------------------
Total Common Stocks (Cost $139,068,224)              135,993,995
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $147,123,342) (a)                           144,049,113
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

At June 30, 2001, the Scudder International Research Portfolio had the following industry diversification:

--------------------------------------------------------------------------------
Industry                                         Value               Percent
--------------------------------------------------------------------------------
Financial ................................    $27,803,130             19.3%
Technology ...............................     15,429,843              10.7
Manufacturing ............................     15,111,596              10.5
Communications ...........................     14,317,577               9.9
Consumer Staples .........................     12,421,444               8.6
Service Industries .......................     12,419,471               8.6
Energy ...................................     10,291,622               7.2
Health ...................................      8,635,636               6.0
Durables .................................      5,630,991               3.9
Utilities ................................      5,291,307               3.7
Transportation ...........................      3,729,235               2.6
Consumer Discretionary ...................      3,044,559               2.1
Construction .............................      1,335,180               0.9
Metals and Minerals ......................        532,404               0.4
--------------------------------------------------------------------------------
Total Common Stocks                           135,993,995              94.4
--------------------------------------------------------------------------------
Money Market Instruments .................      8,055,118               5.6
--------------------------------------------------------------------------------
Total Investment Portfolio                    $144,049,113           100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Scudder International Research Portfolio of Investments
--------------------------------------------------------------------------------

*    Non-income producing security.

**   Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $147,147,520. At June 30, 2001, net unrealized depreciation for all securities based on tax cost was $3,098,407. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,277,414 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,375,821.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
----------------------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $147,123,342) ......................   $ 144,049,113
Foreign currency, at value (cost $2,163,263) .................................       2,163,065
Receivable for investments sold ..............................................       1,463,784
Dividends receivable .........................................................         254,960
Receivable for Portfolio shares sold .........................................           4,996
Foreign taxes recoverable ....................................................         271,840
                                                                                 -------------
Total assets .................................................................     148,207,758

Liabilities
----------------------------------------------------------------------------------------------
Due to custodian bank ........................................................         820,831
Payable for investments purchased ............................................       2,473,100
Payable for Portfolio shares redeemed ........................................       1,232,617
Accrued management fee .......................................................          93,133
Other accrued expenses and payables ..........................................         158,528
                                                                                 -------------
Total liabilities ............................................................       4,778,209
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 143,429,549
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income 630,377 Net unrealized appreciation
(depreciation) on:
   Investments ...............................................................      (3,074,229)
   Foreign currency related transactions .....................................         (27,949)
Accumulated net realized gain (loss) .........................................     (17,564,375)
Paid-in capital ..............................................................     163,465,725
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 143,429,549
----------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($143,429,549 / 14,123,862
   outstanding shares of beneficial interest, $.01 par value, unlimited number   -------------
   of shares authorized) .....................................................   $       10.16
                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $209,945) ..........   $  1,230,945
Interest .......................................................        177,003
                                                                   ------------
Total Income ...................................................      1,407,948
                                                                   ------------
Expenses:
Management fee .................................................        602,550
Custodian fees .................................................         74,375
Auditing .......................................................         10,612
Legal ..........................................................          3,603
Trustees' fees and expenses ....................................          2,199
Reports to shareholders ........................................         31,620
Other ..........................................................          9,457
                                                                   ------------
Total expenses .................................................        734,416
--------------------------------------------------------------------------------
Net investment income (loss)                                            673,532
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................    (17,958,343)
Foreign currency related transactions ..........................        (58,448)
                                                                   ------------
                                                                    (18,016,791)
                                                                   ------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (10,721,550)
Foreign currency related transactions ..........................        (23,478)
                                                                   ------------
                                                                    (10,745,028)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (28,761,819)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(28,088,287)
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Six Months
                                                                                                  Ended         Year Ended
                                                                                              June 30, 2001    December 31,
Increase (Decrease) in Net Assets                                                              (Unaudited)         2000
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .............................................................   $     673,532    $     993,084
Net realized gain (loss) on investment transactions ......................................     (18,016,791)      24,874,551
Net unrealized appreciation (depreciation) on investment transactions during the period ..     (10,745,028)     (69,693,561)
                                                                                             -------------    -------------
Net increase (decrease) in net assets resulting from operations ..........................     (28,088,287)     (43,825,926)
                                                                                             -------------    -------------
Distributions to shareholders from:
Net investment income ....................................................................      (1,173,442)            --
                                                                                             -------------    -------------
Net realized gains .......................................................................     (23,234,143)     (32,378,429)
                                                                                             -------------    -------------
Portfolio share transactions:
Proceeds from shares sold ................................................................     247,704,008      469,913,549
Reinvestment of distributions ............................................................      24,407,585       32,378,429
Cost of shares redeemed ..................................................................    (255,475,356)    (498,429,555)
                                                                                             -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions ..................      16,636,237        3,862,423
                                                                                             -------------    -------------
Increase (decrease) in net assets ........................................................     (35,859,635)     (72,341,932)
Net assets at beginning of period ........................................................     179,289,184      251,631,116

Net assets at end of period (including undistributed net investment income                   -------------    -------------
   of $630,377 and $1,130,287, respectively) .............................................   $ 143,429,549    $ 179,289,184
                                                                                             -------------    -------------

Other Information (a)
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ................................................      12,174,799       11,731,381
                                                                                             -------------    -------------
Shares sold ..............................................................................      20,794,727       28,632,007
Shares issued to shareholders in reinvestment of distributions ...........................       2,398,827        1,768,753
Shares redeemed ..........................................................................     (21,244,491)     (29,957,342)
                                                                                             -------------    -------------
Net increase (decrease) in Portfolio shares ..............................................       1,949,063          443,418
                                                                                             -------------    -------------
Shares outstanding at end of period ......................................................      14,123,862       12,174,799
                                                                                             -------------    -------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                           2001(c)   2000(a)   1999(a)   1998(a)   1997(a)   1996(a)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $ 14.73     21.45     17.00     16.15     15.64     13.71
                                                                  -----------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                          .05(b)    .08(b)    .07(b)       .17       .11       .11
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions  (2.54)    (3.90)      6.73      1.48      1.30      2.12
                                                                  -----------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    (2.49)    (3.82)      6.80      1.65      1.41      2.23
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                (.10)        --     (.20)     (.20)     (.20)     (.20)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                       (1.98)    (2.90)    (2.15)     (.60)     (.70)     (.10)
                                                                  -----------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (2.08)    (2.90)    (2.35)     (.80)     (.90)     (.30)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 10.16     14.73     21.45     17.00     16.15     15.64
                                                                  -----------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                   (16.90)** (20.49)     45.71     10.02      9.46     16.49
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                143       179       252       213       200       163
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                .91*       .84       .94       .93       .91       .96
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                            .84*       .47       .40       .96       .71       .89
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                          189*        87       136        90        79        87
-----------------------------------------------------------------------------------------------------------------------------

(a) On June 18, 2001, the Fund implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to June 30, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
(b)  Based on average shares outstanding during the period.
(c)  For the six months ended June 30, 2001 (Unaudited).
*    Annualized  ** Not annualized

    The accompanying notes are an integral part of the financial statements.

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2001

Scudder Investment Grade Bond Portfolio

The second quarter brought an acceleration of the economic slowdown and aggressive interest rate cuts by the U.S. Federal Reserve. This led to relatively strong performance from the one- and two-year Treasury notes, while yields on longer-term issues rose as investors began to anticipate an improving economic backdrop in the months ahead. Corporate bonds generally performed well.

The portfolio is overweight in corporates, market-weight in mortgage-backed and asset-backed securities -- both of which provide attractive income -- and underweight in Treasuries. Within the corporate area, we are raising the portfolio's weighting in cyclical industries (such as autos and paper) and broadening its sector exposure. We have also been moving down the quality spectrum over the course of the year. We will look to add to the portfolio's position in corporates as opportunity permits, based on our belief that values are compelling on a historical basis. Duration (interest rate sensitivity) currently stands at roughly 4.2 years, which is short in relation to the benchmark and neutral relative to the portfolio's peer group. In anticipation of a flatter yield curve (where the difference in yield between 2-year notes and 30-year bonds shrinks), we are adopting a "barbell" strategy, where we are overweight in both shorter- and longer-term bonds and underweight in intermediate-term issues. Looking ahead, we intend to remain focused on the corporate area, where the fact that yield spreads are high by historical standards means that the sector may perform better in an environment of stable or rising short-term interest rates.

Robert S. Cessine
Lead Portfolio Manager
Zurich Scudder Investments, Inc.

Investment Portfolio                             as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Scudder Investment Grade Bond Portfolio

                                                   Principal
                                                   Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 0.2%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    3.93%, to be repurchased at
    $166,054 on 7/2/2001*                                    ----------
    (Cost $166,000) .........................      166,000      166,000
                                                             ----------

--------------------------------------------------------------------------------
Short-Term Investments 14.4%
--------------------------------------------------------------------------------

 Federal Home Loan Bank, 3.5%**,                             ----------
    7/2/2001 (Cost $14,134,453) .............   14,136,000   14,134,453
                                                             ----------

--------------------------------------------------------------------------------
U.S. Government & Agency Obligations 31.9%
--------------------------------------------------------------------------------

 Federal National Mortgage Association:
    6.5%, 7/1/2030 ..........................    3,904,629    3,845,240
    7% with various maturities to
      2/1/2031 ..............................    1,452,106    1,467,682
    7.5% with various maturities to
      10/1/2030 .............................    1,653,305    1,692,169
    8%, 9/1/2015 ............................      514,746      534,105
 Government National Mortgage
    Association Pass-through
    6.5% with various maturities to
      4/15/2029 .............................    1,016,420    1,007,038
    7% with various maturities to
      12/15/2028 ............................    2,190,020    2,212,533
    7.5%, 12/20/2030 ........................    1,200,444    1,226,626
    8% with various maturities to
      8/15/2030 .............................      748,231      775,377
 U.S. Treasury Bonds:
    4.75%, 1/31/2003 ........................    1,550,000    1,563,082
    5%, 2/15/2011 ...........................      605,000      586,941
    5.625%, 11/30/2002 ......................      550,000      561,517
 U.S. Treasury Notes:
    4.625%, 2/28/2003 .......................    1,000,000    1,006,410
    4.625%, 5/15/2006 .......................      825,000      813,656
    5.75%, 11/15/2005 .......................    7,555,000    7,737,907
    6.625%, 5/31/2002 .......................    5,000,000    5,122,050
    6.75%, 5/15/2005 ........................    1,000,000    1,064,680

--------------------------------------------------------------------------------
Total U.S. Government & Agency Obligations
   (Cost $30,854,645)                                        31,217,013
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Foreign Bonds -- U.S.$ Denominated 6.8%
--------------------------------------------------------------------------------

 Apache Finance Canada, 7.75%,
    12/15/2029 ..............................      900,000      948,420
 British Sky Broadcasting, 6.875%,
    2/23/2009 ...............................      450,000      411,966
 Gulf Canada Resources Ltd., 7.125%,
    1/15/2011 ...............................      900,000      926,658
 Petroleum Geo-Services, 7.5%,
    3/31/2007 ...............................    1,000,000      982,240
 Province of Ontario, 5.5%, 10/1/2008 .......      900,000      874,053
 Province of Quebec, 5.5%, 4/11/2006 ........      900,000      886,401
 Stora Enso Oyj, 7.375%, 5/15/2011 ..........      725,000      732,816

                                                   Principal
                                                   Amount ($)   Value ($)
--------------------------------------------------------------------------------

 TELUS Corp., 7.5%, 6/1/2007 ................      875,000      885,596

--------------------------------------------------------------------------------
Total Foreign Bonds -- U.S.$ Denominated
   (Cost $6,614,452)                                          6,648,150
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Asset Backed 2.5%
--------------------------------------------------------------------------------

 Automobile Receivables 1.1%
 Capital Auto Receivables Asset Trust,
    Series 2000-2 A3, 6.46%,
    1/15/2004 ...............................      325,000      331,825
 Daimler Chrysler Auto Trust:
    Series 2000-C A3, 6.82%,
      9/6/2004 ..............................      425,000      437,978
    Series 2000-D A3, 6.66%,
      1/8/2005 ..............................      350,000      360,518
                                                             ----------
                                                              1,130,321
                                                             ----------
 Credit Card Receivables 1.4%
 Citibank Credit Card Issuance Trust,
    Series 2000-A1, 6.9%, 10/17/2007 ........      375,000      390,996
 MBNA Master Credit Card Trust,
    Series 2000-I A, 6.9%, 1/15/2008 ........      900,000      939,984
                                                             ----------
                                                              1,330,980
                                                             ----------

--------------------------------------------------------------------------------
Total Asset Backed  (Cost $2,374,324)                         2,461,301
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Corporate Bonds 44.2%
--------------------------------------------------------------------------------

 Consumer Discretionary 1.8%
 Park Place Entertainment, Inc., 8.5%,
    11/15/2006 ..............................      200,000      210,394
 Tricon Global Restaurants, 7.65%,
    5/15/2008 ...............................      450,000      439,875
 Wal-Mart Stores, 6.875%, 8/10/2009 .........    1,100,000    1,139,622
                                                             ----------
                                                              1,789,891
                                                             ----------
 Consumer Staples 2.9%
 Delhaize America, Inc., 8.125%,
    4/15/2011 ...............................      775,000      805,473
 Pepsi Bottling Group, Inc., 7%,
    3/1/2029 ................................      400,000      399,076
 Pepsi Bottling Holdings, Inc.,
    5.625%, 2/17/2009 .......................      500,000      479,825
 Unilever Capital Corp., 7.125%,
    11/1/2010 ...............................    1,075,000    1,113,765
                                                             ----------
                                                              2,798,139
                                                             ----------
 Communications 5.3%
 Citizens Communications, 8.5%,
    5/15/2006 ...............................      950,000      968,905
 McLeodUSA, Inc.:
    8.125%, 2/15/2009 .......................      250,000      132,500
    11.375%, 1/1/2009 .......................      500,000      315,000
 Nextel Communications, Inc.:
    9.375%, 11/15/2009 ......................      450,000      356,625
    9.5%, 2/1/2011 ..........................      375,000      293,906
 Qwest Communications International,
    7.5%, 11/1/2008 .........................    1,150,000    1,166,008


    The accompanying notes are an integral part of the financial statements.

                                                  Principal
                                                  Amount ($)   Value ($)
--------------------------------------------------------------------------------

 Sprint Capital Corp., 7.625%,
    1/30/2011 ...............................      925,000      914,196
 WorldCom, Inc., 8.25%, 5/15/2031 ...........    1,000,000      977,060
                                                             ----------
                                                              5,124,200
                                                             ----------
 Financial 10.5%
 Capital One Bank, 6.875%, 2/1/2006 .........      625,000      611,475
 Citigroup, Inc., 7.25%, 10/1/2010 ..........    1,100,000    1,141,855
 ERAC USA Finance Co., 7.35%,
    6/15/2008 ...............................      950,000      949,439
 Federal National Mortgage Association:
    5.25%, 6/15/2006 ........................      650,000      640,653
    7%, 7/15/2005 ...........................      675,000      713,178
 Felcor Lodging LP (REIT), 8.5%,
    6/1/2011 ................................      475,000      453,625
 Firstar Bank NA, 7.125%, 12/1/2009 .........      300,000      309,057
 FleetBoston Financial Corp., Series
    2000-C, 7.25%, 9/15/2005 ................      625,000      654,575
 Ford Motor Credit Co., 7.875%,
    6/15/2010 ...............................      900,000      943,794
 General Electric Capital Corp., 6.5%,
    12/10/2007 ..............................      750,000      772,297
 General Motors Acceptance Corp.,
    7.25%, 3/2/2011 .........................      375,000      380,790
 PNC Funding Corp., 7%, 9/1/2004 ............      650,000      672,412
 Prudential Insurance Co., 6.375%,
    7/23/2006 ...............................    1,000,000    1,001,240
 Wells Fargo & Co., 7.55%, 6/21/2010 ........    1,000,000    1,059,050
                                                             ----------
                                                             10,303,440
                                                             ----------
 Media 5.3%
 CSC Holdings, Inc., 7.875%,
    12/15/2007 ..............................      750,000      752,587
 Charter Communications Holdings
    LLC, 13.5%, 1/15/2011 ...................      275,000      171,875
 Comcast Cable Communications,
    7.125%, 6/15/2013 .......................      900,000      891,378
 Cox Communications, Inc., 7.75%,
    11/1/2010 ...............................      725,000      759,423
 Liberty Media Group, 7.875%,
    7/15/2009 ...............................      900,000      860,238
 News America Holdings, Inc., 9.25%,
    2/1/2013 ................................      225,000      253,240
 News America, Inc., 7.25%,
    5/18/2018 ...............................      225,000      206,926
 Time Warner, Inc., 9.125%, 1/15/2013 .......    1,150,000    1,316,600
                                                             ----------
                                                              5,212,267
                                                             ----------
 Durables 2.0%
 Lockheed Martin Corp., 7.7%,
    6/15/2008 ...............................    1,050,000    1,099,161

                                                  Principal
                                                  Amount ($)   Value ($)
--------------------------------------------------------------------------------

 Northrop Grumman Corp., 7.125%,
    2/15/2011 ...............................      875,000      865,734
                                                             ----------
                                                              1,964,895
                                                             ----------
 Manufacturing 1.9%
 Dow Chemical, 7%, 8/15/2005 ................      900,000      940,302
 International Paper Co., 8.125%,
    7/8/2005 ................................      825,000      875,886
                                                             ----------
                                                              1,816,188
                                                             ----------
 Energy 5.6%
 Anadarko Finance Co., 7.5%,
    5/1/2031 ................................      900,000      914,931
 Barrett Resources Corp., 7.55%,
    2/1/2007 ................................      600,000      615,242
 Occidental Petroleum Corp., 8.45%,
    2/15/2029 ...............................      875,000      970,322
 Phillips Petroleum Co., 8.75%,
    5/25/2010 ...............................      650,000      742,183
 Pioneer Natural Resources,
    9.625%, 4/1/2010 ........................      400,000      446,000
 Progress Energy, Inc., 6.75%,
    3/1/2006 ................................      650,000      661,693
 Texas Eastern Transmission Corp.,
    7.3%, 12/1/2010 .........................    1,100,000    1,129,546
                                                             ----------
                                                              5,479,917
                                                             ----------
 Construction 0.9%
 Georgia Pacific Corp., 8.125%,
    5/15/2011 ...............................      900,000      901,521
                                                             ----------

 Utilities 8.0%
 Alabama Power Co., 7.125%,
    8/15/2004 ...............................    1,000,000    1,039,430
 Cleveland Electric Illumination Co.,
    7.67%, 7/1/2004 .........................    1,050,000    1,086,204
 DTE Energy Co., 6.45%, 6/1/2006 ............      500,000      503,185
 Detroit Edison Co., 7.5%, 2/1/2005 .........      650,000      677,547
 Exelon Corp., 6.75%, 5/1/2011 ..............      925,000      905,825
 Exelon Generation Co., LLC, 6.95%,
    6/15/2011 ...............................       75,000       74,495
 KeySpan Corp.:
    6.15%, 6/1/2006 .........................      275,000      275,261
    7.625%, 11/15/2010 ......................    1,075,000    1,137,146
 NiSource Finance Corp., 7.875%,
    11/15/2010 ..............................    1,125,000    1,184,164
 TXU Corp., 6.375%, 6/15/2006 ...............      975,000      966,839
                                                             ----------
                                                              7,850,096
                                                             ----------
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $43,216,379)                     43,240,554
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $97,360,253) (a)                                    97,867,471
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Scudder Investment Grade Bond Portfolio of Investments
--------------------------------------------------------------------------------

* Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

**   Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $97,471,907. At June 30, 2001, net unrealized appreciation for all securities based on tax cost was $395,564. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,346,334 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $950,770.

     The investments in mortgage-backed securities of the Government National Mortgage Association and Federal National Mortgage Association are interests in separate pools of mortgages. All separate investments in each of these issues which have similar coupon rates have been aggregated for presentation purposes in the Investment Portfolio. Effective maturities of these investments may be shorter than stated maturities due to prepayments.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
---------------------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------
Investments in securities, at value (cost $97,360,253) .......................   $ 97,867,471
Cash .........................................................................            836
Interest receivable ..........................................................      1,144,898
Receivable for Portfolio shares sold .........................................        450,353
                                                                                 ------------
Total assets .................................................................     99,463,558

Liabilities
---------------------------------------------------------------------------------------------
Accrued management fee .......................................................         49,660
Other accrued expenses and payables ..........................................         24,320
                                                                                 ------------
Total liabilities ............................................................         73,980
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 99,389,578
---------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................      1,938,833
Net unrealized appreciation (depreciation) on investments ....................        507,218
Accumulated net realized gain (loss) .........................................     (2,979,976)
Paid-in capital ..............................................................     99,923,503
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 99,389,578
---------------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($99,389,578 / 8,908,937
   outstanding shares of beneficial interest, $.01 par value, unlimited number   ------------
   of shares authorized) .....................................................   $      11.16
                                                                                 ------------

-----------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2001 (Unaudited)
-----------------------------------------------------------------------------------------

Investment Income
-----------------------------------------------------------------------------------------
Income:
Interest ..................................................................   $ 2,861,703
                                                                              -----------
Expenses:
Management fee ............................................................       263,999
Custodian fees ............................................................         7,408
Auditing ..................................................................         4,787
Legal .....................................................................         1,395
Trustees' fees and expenses ...............................................           814
Reports to shareholders ...................................................         3,409
Other .....................................................................         1,692
                                                                              -----------
Total expenses, before expense reductions .................................       283,504
Expense reductions ........................................................        (1,247)
                                                                              -----------
Total expenses, after expense reductions ..................................       282,257
-----------------------------------------------------------------------------------------
Net investment income (loss)                                                    2,579,446
-----------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------
Net realized gain (loss) from investments .................................       892,103
Net unrealized appreciation (depreciation) during the period
   on investments .........................................................    (1,370,408)
-----------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                       (478,305)
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $ 2,101,141
-----------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------

                                                                                               Six Months
                                                                                                  Ended         Year Ended
                                                                                              June 30, 2001    December 31,
Increase (Decrease) in Net Assets                                                              (Unaudited)         2000
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...........................................................   $  2,579,446    $  4,499,099
Net realized gain (loss) on investment transactions ....................................        892,103      (1,826,804)
Net unrealized appreciation (depreciation) on investment transactions during the period      (1,370,408)      4,069,145
                                                                                           ------------    ------------
Net increase (decrease) in net assets resulting from operations ........................      2,101,141       6,741,440
                                                                                           ------------    ------------
Distributions to shareholders from:
Net investment income ..................................................................     (4,623,273)     (3,737,486)
                                                                                           ------------    ------------
Portfolio share transactions:
Proceeds from shares sold ..............................................................     29,542,820      14,249,355
Reinvestment of distributions ..........................................................      4,623,273       3,737,486
Cost of shares redeemed ................................................................     (9,794,300)    (14,428,513)
                                                                                           ------------    ------------
Net increase (decrease) in net assets from Portfolio share transactions ................     24,371,793       3,558,328
                                                                                           ------------    ------------
Increase (decrease) in net assets ......................................................     21,849,661       6,562,282
Net assets at beginning of period ......................................................     77,539,917      70,977,635
Net assets at end of period (including undistributed net investment income of $1,938,833   ------------    ------------
   and $3,982,660, respectively)                                                           $ 99,389,578    $ 77,539,917
                                                                                           ------------    ------------

Other Information (a)
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ..............................................      6,770,947       6,447,508
                                                                                           ------------    ------------
Shares sold ............................................................................      2,591,128       1,291,758
Shares issued to shareholders in reinvestment of distributions .........................        414,684         352,836
Shares redeemed ........................................................................       (867,822)     (1,321,155)
                                                                                           ------------    ------------
Net increase (decrease) in Portfolio shares ............................................      2,137,990         323,439
                                                                                           ------------    ------------
Shares outstanding at end of period ....................................................      8,908,937       6,770,947
                                                                                           ------------    ------------

(a) On June 18, 2001, the Fund implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to June 30, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

    The accompanying notes are an integral part of the financial statements.

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                         2001(d)(e) 2000(a)   1999(a)   1998(a)   1997(a)  1996(a)(b)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 11.45     11.00     11.65     11.18     10.36     10.00
                                                                 ------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                         .33(c)    .69(c)    .60(c)       .32       .66       .31
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment               (.02)       .36     (.85)       .55       .26       .05
transactions
                                                                 ------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     .31      1.05     (.25)       .87       .92       .36
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                               (.60)     (.60)     (.30)     (.30)     (.10)        --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                         --        --      (.10)     (.10)        --        --
                                                                 ------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (.60)     (.60)     (.40)     (.40)     (.10)        --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 11.16     11.45     11.00     11.65     11.18     10.36
                                                                 ------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                    2.68**      9.90    (2.06)      7.93      9.04    3.57**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                99        78        71        52        16         2
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                     .64*       .68       .65       .67       .80      .87*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                      .64*       .67       .65       .67       .80      .87*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                          5.86*      6.36      5.42      5.50      6.23     4.93*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         168*       311       131       130       311       75*
-----------------------------------------------------------------------------------------------------------------------------

(a) On June 18, 2001, the Fund implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to June 30, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
(b) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.
(c)  Based on average shares outstanding during the period.
(d)  For the six months ended June 30, 2001 (Unaudited).
(e) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 5.98% to 5.86%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
*    Annualized
**   Not annualized


    The accompanying notes are an integral part of the financial statements.

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2001

Scudder Money Market Portfolio

Most economic releases in early 2001 confirmed fourth quarter 2000 reports that U.S. economic growth is slowing. These releases prompted the Federal Reserve Board to lower the Federal Funds Rate six times from January to June of this year. The magnitude of these actions by the Fed was unprecedented, and arose from concern that the pace of the U.S. economic slowdown could lead to a recession. Warning signs included slumping corporate profits, capital expenditure reductions, higher unemployment, and sliding retail sales. The Fed's dramatic actions combined to substantially reduce the yields for money market securities. As of June 30 2001, three-month Treasury bills yielded 3.66%, more than two percentage points less than 30-year Treasury bonds.

In managing the portfolio, we focus on maintaining its average maturity within a target range (currently 35 to 50 days) and in selecting securities that will benefit the portfolio given current interest rate trends. As a result, we generally do not make large asset allocation shifts within the portfolio. We attempt to maintain exposure to a broad selection of securities, including high quality commercial paper, variable- and floating-rate securities, U.S. government agency obligations, certificates of deposit, and repurchase agreements. The majority of the portfolio remained invested in asset-backed commercial paper over the period because of its attractive value and high relative yields. In addition, in the current economic environment, credit quality remains paramount due to concerns that U.S. companies are not delivering sufficient earnings at present.

Frank J. Rachwalski, Jr.
Lead Portfolio Manager
Zurich Scudder Investments, Inc.

An investment in the Scudder Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the Portfolio.

Investment Portfolio                             as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Scudder Money Market Portfolio

                                                     Principal
                                                     Amount ($)    Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 10.2%
--------------------------------------------------------------------------------

 Merrill Lynch, 4.1%, to be
    repurchased at $45,645,590 on                                ------------
    7/2/2001** (Cost $45,630,000) ..............    45,630,000    45,630,000
                                                                 ------------

--------------------------------------------------------------------------------
Certificates of Deposit 3.3%
--------------------------------------------------------------------------------

 Allfirst Bank Note, 4.03%, 9/7/2001 ...........     5,000,000     5,000,000
 CIBC New York, 3.83%-3.87%,
    7/3/2001-9/21/2001 .........................    10,000,000     9,999,385

--------------------------------------------------------------------------------
Total Certificates of Deposit (Cost $14,999,385)                  14,999,385
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Commercial Paper 86.5%
--------------------------------------------------------------------------------

 AES Shady Point, Inc., 4.65%*,
    7/6/2001 ...................................     7,000,000     6,995,479
 Abbey National North America,
    3.57%*, 9/25/2001 ..........................    10,000,000     9,914,717
 Accor SA, 4.25%*, 7/23/2001 ...................    10,000,000     9,974,028
 Alpine Securitization Corp., 3.96%*,
    7/2/2001 ...................................    10,000,000     9,998,903
 Asset Portfolio Funding, 4.15%*,
    9/24/2001 ..................................    10,000,000     9,902,014
 Associates Corp. of North America,
    3.93%, 6/15/2002 ...........................     5,000,000     5,000,000
 Banco de Galicia, 4.7%*, 8/21/2001 10,000,000 .     9,933,417
 Bavaria Finance Funding, 4.7%*,
    7/16/2001 ..................................    10,000,000     9,980,417
 CXC, Inc., 3.73%*, 9/11/2001 ..................    18,000,000    17,865,720
 Coca-Cola Enterprises, Inc., 3.73%*,
    9/26/2001 ..................................    13,000,000    12,882,816
 Corporate Asset Funding, 3.96%*,
    7/6/2001 ...................................    10,000,000     9,994,500
 Delaware Funding Corp., 3.82%*,
    8/10/2001 ..................................    10,000,000     9,957,555
 Eureka Securitization, 3.7%*,
    9/14/2001 ..................................    10,000,000     9,922,917
 Falcon Asset Security Corp., 3.88%*,
    7/23/2001 ..................................    10,000,000     9,976,289
 Four Winds Funding Corp., 3.96%*,
    7/12/2001 ..................................    10,000,000     9,987,900

                                                     Principal
                                                     Amount ($)    Value ($)
--------------------------------------------------------------------------------

 Galaxy Funding, 4.68%*, 9/13/2001 .............    10,000,000     9,903,800
 Goldman Sachs & Co., 4.125%,
    12/20/2001 .................................    10,000,000    10,000,000
 Greenwich Funding Corp., 4.22%*,
    7/26/2001 ..................................    10,000,000     9,970,694
 Greyhawk Funding LLC, 4.15%*,
    9/14/2001 ..................................    10,000,000     9,913,437
 Hatteras Funding, 3.76%*, 8/24/2001 ...........    10,000,000     9,943,600
 Heller Financial, Inc., 4.96%*,
    7/17/2001 ..................................     7,000,000     6,999,847
 Household Finance Corp., 4.77%*,
    7/20/2001 ..................................     4,500,000     4,499,797
 Jupiter Securitization Corp., 4.7%*,
    7/12/2001 ..................................    10,000,000     9,985,639
 K2 (USA) LLC, 3.68%*, 2/12/2002 ...............    10,000,000     9,768,978
 Monte Rosa Capital Corp., 3.78%*,
    8/2/2001 ...................................    10,000,000     9,966,400
 Moriarty LLC, 5.37%*, 7/19/2001 ...............    10,000,000     9,973,150
 NATC California LLC, 4.18%-4.22%*,
    7/24/2001 ..................................    20,000,000    19,946,333
 Pennine Funding LLC, 5%*, 8/3/2001 10,000,000 .     9,954,167
 Philip Morris Companies Inc.,
    4.24%, 12/4/2001 ...........................     8,700,000     8,707,155
 Preferred Receivable Funding, 3.97%*,
    7/23/2001 ..................................    10,000,000     9,975,739
 Quincy Capital Corp., 3.8%*,
    8/17/2001 ..................................    10,000,000     9,950,389
 Scaldis Capital LLC, 3.76%*,
    9/14/2001 ..................................    10,197,000    10,117,123
 Sheffield Receivables Corp., 3.72%*,
    8/27/2001 ..................................    10,000,000     9,941,100
 Sigma Finance, 4.88%*, 7/9/2001 ...............    10,000,000     9,989,155
 Stellar Funding Group, 4.26%*,
    7/25/2001 ..................................     5,797,000     5,780,536
 Surrey Funding Corp., 3.7%*,
    9/26/2001 ..................................    10,000,000     9,910,583
 Sweetwater Capital Corp., 3.8%*,
    8/13/2001 ..................................    10,000,000     9,954,611
 Verizon Network Funding Corp.,
    3.76%-3.92%*, 7/30/2001-
    8/14/2001 ..................................    10,000,000     9,961,233
 WCP Funding, Inc., 3.7%*, 9/12/2001 ...........    10,000,000     9,924,972

--------------------------------------------------------------------------------
Total Commercial Paper (Cost $387,325,110)                       387,325,110
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $447,954,495) (a)                                       447,954,495
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Scudder Money Market Portfolio of Investments
--------------------------------------------------------------------------------
*    Annualized yield at time of purchase; not a coupon rate.
** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.
(a)  The cost for federal income tax purposes was $447,954,495.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
---------------------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------
Investments in securities, at value (cost $447,954,495) ......................   $447,954,495
Cash .........................................................................            609
Interest receivable ..........................................................        279,584
Receivable for Portfolio shares sold .........................................      8,592,076
                                                                                 ------------
Total assets .................................................................    456,826,764

Liabilities
---------------------------------------------------------------------------------------------
Dividends payable ............................................................        701,311
Payable for Portfolio shares redeemed ........................................        323,272
Accrued management fee .......................................................        179,601
Other accrued expenses and payables ..........................................         72,371
                                                                                 ------------
Total liabilities ............................................................      1,276,555
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $455,550,209
---------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------
Net assets consist of:
Accumulated net realized gain (loss) .........................................          6,801
Paid-in capital ..............................................................    455,543,408
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $455,550,209
---------------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($455,550,209 / 455,540,031
   outstanding shares of beneficial interest, $.01 par value, unlimited number   ------------
   of shares authorized) .....................................................   $      1.000
                                                                                 ------------

--------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends .....................................................   $ 1,581,072
Interest ......................................................     7,754,806
                                                                  -----------
                                                                    9,335,878
                                                                  -----------
Expenses:
Management fee ................................................       893,265
Custodian fees ................................................         3,821
Auditing ......................................................        16,739
Legal .........................................................         4,001
Trustees' fees and expenses ...................................         7,967
Reports to shareholders .......................................        18,434
Registration fees .............................................        12,038
Other .........................................................         2,773
                                                                  -----------
Total expenses, before expense reductions .....................       959,038
Expense reductions ............................................          (982)
                                                                  -----------
Total expenses, after expense reductions ......................       958,056
--------------------------------------------------------------------------------
Net investment income                                               8,377,822
--------------------------------------------------------------------------------

Realized gain (loss) on investment transactions                         6,801
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ 8,384,623
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------

                                                                              Six Months
                                                                                Ended            Year Ended
                                                                             June 30, 2001       December 31,
Increase (Decrease) in Net Assets                                             (Unaudited)           2000
-------------------------------------------------------------------------------------------------------------
Operations:
Net investment income .................................................   $     8,372,383    $    14,182,564
Net realized gain (loss) on investment transactions ...................             6,801               --
                                                                          ---------------    ---------------
Net increase (decrease) in net assets resulting from operations .......         8,379,184         14,182,564
                                                                          ---------------    ---------------
Distributions to shareholders from:
Net investment income .................................................        (8,372,383)       (14,182,564)
                                                                          ---------------    ---------------
Portfolio share transactions:
Proceeds from shares sold .............................................     1,754,015,796      1,379,647,587
Reinvestment of distributions .........................................         8,372,383         14,051,715
Cost of shares redeemed ...............................................    (1,585,670,981)    (1,345,972,420)
                                                                          ---------------    ---------------
Net increase (decrease) in net assets from Portfolio share transactions       176,717,198         47,726,882
                                                                          ---------------    ---------------
Increase (decrease) in net assets .....................................       176,723,999         47,726,882
Net assets at beginning of period .....................................       278,826,210        231,099,328
                                                                          ---------------    ---------------
Net assets at end of period ...........................................   $   455,550,209    $   278,826,210
                                                                          ---------------    ---------------

Other Information
-------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period .............................       278,826,210        231,099,328
                                                                          ---------------    ---------------
Shares sold ...........................................................     1,754,011,722      1,379,647,587
Shares issued to shareholders in reinvestment of distributions ........         8,372,383         14,051,715
Shares redeemed .......................................................    (1,585,670,284)    (1,345,972,420)
                                                                          ---------------    ---------------
Net increase (decrease) in Portfolio shares ...........................       176,713,821         47,726,882
                                                                          ---------------    ---------------
Shares outstanding at end of period ...................................       455,540,031        278,826,210
                                                                          ---------------    ---------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                          2001(a)     2000      1999      1998      1997      1996
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 1.000     1.000     1.000     1.000     1.000     1.000
                                                                 ------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                               .024      .059      .050      .050      .050      .050
                                                                 ------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    .024      .059      .050      .050      .050      .050
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                             (.024)    (.059)    (.050)    (.050)    (.050)    (.050)
                                                                 ------------------------------------------------------------
Total distributions                                               (.024)    (.059)    (.050)    (.050)    (.050)    (.050)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 1.000     1.000     1.000     1.000     1.000     1.000
                                                                 ------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                  2.40**      6.10      4.84      5.15      5.25      5.03
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                               456       279       231       152       100        71
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                               .54*       .58       .54       .54       .55       .60
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                          4.71*      5.94      4.77      5.02      5.14      4.90
-----------------------------------------------------------------------------------------------------------------------------

(a)  For the six months ended June 30, 2001 (Unaudited).
*    Annualized
**   Not annualized

    The accompanying notes are an integral part of the financial statements.

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2001

Scudder New Europe Portfolio

Europe's delayed reaction to the U.S. initial downturn of last year finally hit during the semiannual period, resulting in a spate of high-profile earnings disappointments. European markets rebounded during April and May, but withered as it became clear that prospects were waning for a rapid recovery in the global economy. The protracted tug of war between depressed profits coupled with poor earnings visibility, as well as lower interest rates, continued throughout the quarter. Indeed, rate cuts by the U.S. Fed, the Bank of England, and the European Central Bank (ECB) did little to foster sustained investor enthusiasm. Scudder New Europe Portfolio struggled, but it did not slip as far as its benchmark, the MSCI Europe Index. And while our country and sector decisions made a modest impact, our stock picks in general offset losses the most, particularly in health care. Our financials also helped. Not all our choices worked to our advantage, however. Our media position, which we have trimmed, worked early on in the year, but as businesses have recently cut back on advertising spending, the sector has performed poorly, and so have our media picks. Meanwhile, the most notable shift in portfolio structure during the period our overweight in energy appears defensive in nature, but is more a reflection of where we see exciting opportunities. Looking ahead, given rising unemployment, declining consumer confidence and persistent inflationary pressure, the ECB may lower interest rates to stimulate economic growth in the region. This could revive the positive trends created by tax and pension reform as well as continued restructuring activity.

Carol L. Franklin
Lead Portfolio Manager
Zurich Scudder Investments, Inc.

Investment Portfolio                             as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Scudder New Europe Portfolio

                                                    Principal
                                                   Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 2.2%
--------------------------------------------------------------------------------

 Salomon Smith Barney, 4.07%, to be
    repurchased at $400,136 on                               ----------
    7/2/2001** (Cost $400,000) ...............     400,000     400,000
                                                             ---------

                                                    Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 97.8%
--------------------------------------------------------------------------------

 Belgium 0.2%
 Dexia* (Provider of municipal lending
    services) ................................       9,320          79
 Interbrew (Operator of brewing business) ....       1,600      42,956
                                                             ---------
                                                                43,035
                                                             ---------
 Denmark 0.6%
 Novo Nordisk AS* (Developer, producer
    and marketer of pharmaceuticals) .........       2,300     101,832
                                                             ---------

 Finland 3.1%
 Kone Oyj "B" (Manufacturer of
    elevators) ...............................         580      39,421
 Nokia Oyj (Provider of
    telecommunication services) ..............       8,315     189,115
 Stora Enso Oyj "R" (Manufacturer of
    paper and paper products) ................      30,500     331,684
                                                             ---------
                                                               560,220
                                                             ---------
 France 26.3%
 Altran Technologies SA (Provider of
    engineering and consulting services)             3,697     172,753
 Aventis SA (Manufacturer of life
    science products) ........................       5,801     464,760
 Banque Nationale de Paris (Provider of
    banking services) ........................       3,805     332,325
 Compagnie de Saint-Gobain
    (Manufacturer of glass products) .........       1,750     238,631
 Credit Lyonnais SA (Provider of
    diversified banking services) ............       7,089     256,692
 ELIOR (Provider of food to restaurants) .....      10,825     120,940
 Essilor International SA (Manufacturer of
    various types of lenses, eyeglasses,
    contact lenses and optical measuring
    instruments) .............................         284      81,555
 Galeries Lafayette (Operator of a
    department store chain) ..................         547      80,863
 Groupe Danone (Producer of yogurts,
    cheeses and bottled water) ...............       2,893     398,425
 Lafarge SA (Producer of cement,
    concrete and aggregates) .................       2,539     217,871
 Orange SA* (Provider of communication
    services) ................................      34,517     281,526
 Penauille Polyservices (Provider of
    industrial cleaning services) ............         455      25,900
 Sanofi-Synthelabo SA (Manufacturer of
    health care products and medical
    and surgical equipment) ..................       6,985     459,921

                                                    Shares      Value ($)
--------------------------------------------------------------------------------

 Schneider Electric SA (Manufacturer of
    electronic components and
    automated manufacturing systems) .........       3,959     219,641
 Societe Generale "A" (Provider of full
    banking and financial services) ..........       3,997     237,540
 Suez SA (Operator of water treatment
    plants) ..................................      11,393     367,821
 Total Fina ELF SA "B" (Provider of oil
    internationally) .........................       4,053     569,543
 Vinci SA (Operator of a diverse
    engineering firm) ........................       2,536     162,133
                                                             ---------
                                                             4,688,840
                                                             ---------
 Germany 18.7%
 Allianz AG* (Provider of diversified
    insurance services) ......................       1,279     376,738
 BASF AG (Explorer and producer of oil,
    natural gas and chemical products) .......       3,760     147,905
 Bayer AG (Producer of chemical
    products) ................................       3,158     123,420
 Bayerische Hypo-und Vereinsbank
    (Provider of banking services) ...........       2,696     132,163
 Deutsche Bank AG (Registered)
    (Provider of financial services) .........       5,453     391,014
 Deutsche Boerse AG (Provider of
    financial services) ......................       2,450      86,383
 Deutsche Telekom AG (Registered)
    (Provider of telecommunication
    services) ................................      10,508     238,010
 ERGO Versicherungs Gruppe AG
    (Provider of insurance services) .........         985     143,521
 KarstadtQuelle AG (Operator of retail
    stores) ..................................       5,336     166,152
 Marschollek, Lautenschlaeger und
    Partner AG (pfd.) (Provider of
    insurance services) ......................       3,025     334,105
 Metro AG (Operator of retail stores) ........       5,337     201,777
 Muenchener Rueckversicherungs-
    Gesellschaft AG (Registered)
    (Provider of financial services) .........       1,130     318,256
 ProSieben Sat.1 Media AG (pfd.)
    (Producer and broadcaster of
    television programming) ..................       4,539      65,558
 SAP AG (Manufacturer of computer
    software) ................................       1,594     220,609
 Schering AG (Producer of
    pharmaceutical and chemical
    products) ................................       4,837     253,146
 Siemens AG (Developer of electrical
    products) ................................       2,428     147,492
                                                             ---------
                                                             3,346,249
                                                             ---------
 Ireland 0.8%
 Irish Life & Permanent PLC (Operator of
    retail financial services group) .........      12,468     146,181
                                                             ---------

 Italy 6.0%
 Assicurazioni Generali SpA (Provider of
    insurance and financial services) ........      11,200     337,801
 ENI SpA (Explorer and distributor of
    petroleum products) ......................      17,950     219,605


    The accompanying notes are an integral part of the financial statements.

                                                    Shares      Value ($)
--------------------------------------------------------------------------------

 Gruppo Coin SpA* (Operator of
    department stores) ....................        5,740       69,834
 Mediobanca SpA (Provider of loans and
    credit to manufacturing and service
    firms) ................................        9,100       97,570
 Riunione Adriatica di Sicurta SpA
    (Provider of insurance services) ......        8,920      110,039
 Saipem SpA (Explorer of petroleum
    products) .............................       42,000      230,870
                                                           ----------
                                                            1,065,719
                                                           ----------
 Netherlands 6.6%
 Heineken Holding NV "A" (Producer
    and distributor of beverages) .........        5,452      166,753
 Heineken NV* (Producer of beverages) .....          125        5,058
 IHC Caland NV (Provider of supplies for
    offshore oilfields) ...................        3,440      173,896
 ING Groep NV (Provider of insurance
    and financial services) ...............        3,300      216,444
 Royal Dutch Petroleum Co. (Provider
    of petroleum products) ................        9,520      549,835
 Vedior NV (Provider of employment
    services) .............................        6,300       57,272
                                                           ----------
                                                            1,169,258
                                                           ----------
 Norway 0.3%
 Statoil ASA* (Producer of oil and
    natural gas) ..........................        5,900       43,726
                                                           ----------

 Spain 5.8%
 Banco Popular Espanol SA (Provider of
    commercial banking services) ..........       12,190      427,625
 Grupo Dragados SA (Operator of a
    construction company) .................        9,880      124,652
 Industria de Diseno Textil SA*
    (Manufacturer and retailer of
    apparel) ..............................          600        9,609
 Repsol YPF SA (Manufacturer of crude
    oil and natural gas) ..................        7,480      123,923
 Telefonica SA* (Provider of
    telecommunication services) ...........       16,858      208,536
 Union Electrica Fenosa SA (Distributor
    of electric power) ....................        7,916      148,296
                                                           ----------
                                                            1,042,641
                                                           ----------
 Sweden 0.3%
 Eniro AB (Publisher of catalogues and
    telephone directories) ................        4,500       44,556
                                                           ----------

 Switzerland 4.7%
 Nestle SA (Registered) (Producer of
    food products) ........................        2,118      450,563
 STMicroelectronics NV (Manufacturer
    of semiconductor integrated circuits) .        4,646      161,837
 Serono SA "B" (Developer and
    marketer of biotechnology products) ...          233      231,352
                                                           ----------
                                                              843,752
                                                           ----------
 United Kingdom 24.4%
 ARM Holdings PLC* (Designer of
    electronic components) ................       14,350       54,462
 Aegis Group PLC (Operator of
    independent media services) ...........      122,837      182,312

                                                    Shares      Value ($)
--------------------------------------------------------------------------------

 BOC Group PLC* (Producer of chemical
    products) .............................        9,123      134,112
 BP Amoco PLC (Provider of oil
    internationally) ......................       50,697      418,854
 Barclays PLC (Provider of financial
    services) .............................       11,112      342,408
 British Telecommunications PLC
    (Provider of telecommunication
    services) .............................       15,097       95,388
 Cable and Wireless PLC (Provider of
    telecommunication services) ...........          105          621
 Compass Group PLC* (Operator of
    catering services company) ............       36,251      291,560
 Cordiant Communications Group PLC
    (Provider of advertising, marketing
    and media services) ...................       41,322      108,056
 Diageo PLC (Distributor of food
    products) .............................       12,241      134,961
 EMI Group PLC (Producer of music
    recordings) ...........................          104          591
 Enterprise Oil PLC (Explorer and
    producer of oil and gas) ..............       13,492      112,900
 GlaxoSmithKline PLC (Manufacturer of
    prescription and over-the-counter
    medicines) ............................       19,489      550,954
 J Sainsbury PLC (Distributor of food
    through supermarkets) .................       40,676      254,849
 Marconi PLC (Provider of
    telecommunications equipment) .........       19,580       70,021
 Misys PLC (Provider of computer
    support and data services) ............        5,390       37,865
 Powergen PLC (Distributor of electric
    power) ................................          537        5,458
 RMC Group PLC (Producer and supplier
    of building and construction materials)        8,596       83,230
 Reed International PLC (Publisher of
    scientific, professional and business-
    to-business materials) ................       38,566      343,432
 Reuters Group PLC (Provider of
    international news and information) ...       11,343      147,988
 Rio Tinto PLC (Developer of mining
    products) .............................        9,337      166,557
 Royal & Sun Alliance Insurance Group
    PLC (Provider of insurance services) ..       19,470      147,236
 Royal Bank of Scotland Group PLC
    (Provider of banking services) ........        8,625      191,040
 Serco Group PLC (Provider of
    management support services) ..........       19,819      109,255
 Taylor Nelson Sofres PLC (Operator of a
    market research company) ..............       33,552       96,986
 Vodafone Group PLC (Provider of
    mobile telecommunication services) ....      126,044      280,607
                                                           ----------
                                                            4,361,703
                                                           ----------
--------------------------------------------------------------------------------
Total Common Stocks (Cost $18,265,590)                     17,457,712
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $18,665,590) (a)                                  17,857,712
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

At June 30, 2001, the Scudder New Europe Portfolio had the following industry diversification:

--------------------------------------------------------------------------------
Industry                                            Value              Percent
--------------------------------------------------------------------------------
Financial ..................................     $4,625,160             25.9%
Energy .....................................      2,269,256              12.7
Service Industries .........................      1,749,539               9.8
Manufacturing ..............................      1,641,940               9.2
Consumer Staples ...........................      1,437,347               8.1
Health .....................................      1,425,614               8.0
Communications .............................      1,293,803               7.3
Technology .................................        829,302               4.6
Consumer Discretionary .....................        783,675               4.4
Utilities ..................................        521,575               2.9
Construction ...............................        342,523               1.9
Media ......................................        218,170               1.2
Metals and Minerals ........................        166,557               0.9
Durables ...................................        153,251               0.9
--------------------------------------------------------------------------------
Total Common Stocks                              17,457,712              97.8
--------------------------------------------------------------------------------
Money Market Instruments ...................        400,000               2.2
--------------------------------------------------------------------------------
Total Investment Portfolio                      $17,857,712            100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Scudder New Europe Portfolio of Investments
--------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $18,687,812. At June 30, 2001, net unrealized depreciation for all securities based on tax cost was $830,100. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $384,572 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,214,672.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
---------------------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------
Investments in securities, at value (cost $18,665,590) .......................   $ 17,857,712
Cash .........................................................................      3,587,717
Foreign currency, at value (cost $171) .......................................            171
Receivable for investments sold ..............................................      1,690,937
Dividends receivable .........................................................         12,316
Interest receivable ..........................................................             90
Foreign taxes recoverable ....................................................         20,390
                                                                                 ------------
Total assets .................................................................     23,169,333

Liabilities
---------------------------------------------------------------------------------------------
Payable for investments purchased ............................................      3,037,490
Notes payable ................................................................        550,000
Payable for Portfolio shares redeemed ........................................      1,867,977
Accrued management fee .......................................................          2,110
Other accrued expenses and payables ..........................................         36,835
                                                                                 ------------
Total liabilities ............................................................      5,494,412
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 17,674,921
---------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................         58,240
Net unrealized appreciation (depreciation) on:
  Investments ................................................................       (807,878)
  Foreign currency related transactions ......................................          3,671
Accumulated net realized gain (loss) .........................................     (2,439,313)
Paid-in capital ..............................................................     20,860,201
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 17,674,921
---------------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($17,674,921 / 2,338,022
   outstanding shares of beneficial interest, $.01 par value, unlimited number   ------------
   of shares authorized) .....................................................   $       7.56
                                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $19,327) ...........   $   159,007
Interest .......................................................        36,242
                                                                   -----------
Total Income ...................................................       195,249
                                                                   -----------
Expenses:
Management fee .................................................        75,298
Custodian and accounting fees ..................................        58,323
Auditing .......................................................           293
Legal ..........................................................           767
Reports to shareholders ........................................         2,772
Other ..........................................................           712
                                                                   -----------
Total expenses, before expense reductions ......................       138,165
Expense reductions .............................................       (53,836)
                                                                   -----------
Total expenses, after expense reductions .......................        84,329
--------------------------------------------------------------------------------
Net investment income (loss)                                           110,920
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................    (2,142,834)
Foreign currency related transactions ..........................       (17,910)
                                                                   -----------
                                                                    (2,160,744)
                                                                   -----------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (1,002,054)
Foreign currency related transactions ..........................         3,423
                                                                   -----------
                                                                      (998,631)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (3,159,375)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(3,048,455)
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Six Months
                                                                                                  Ended         Year Ended
                                                                                              June 30, 2001    December 31,
Increase (Decrease) in Net Assets                                                              (Unaudited)         2000
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ............................................................   $    110,920    $    307,610
Net realized gain (loss) on investment transactions .....................................     (2,160,744)       (257,562)
Net unrealized appreciation (depreciation) on investment transactions during the period .       (998,631)       (492,555)
                                                                                            ------------    ------------
Net increase (decrease) in net assets resulting from operations .........................     (3,048,455)       (442,507)
                                                                                            ------------    ------------
Distributions to shareholders from:
Net investment income ...................................................................       (345,862)        (23,685)
                                                                                            ------------    ------------
Net realized gains ......................................................................           --           (23,647)
                                                                                            ------------    ------------
Portfolio share transactions:
Proceeds from shares sold ...............................................................     52,869,504      15,004,778
Reinvestment of distributions ...........................................................        345,862          47,332
Cost of shares redeemed .................................................................    (45,632,201)     (7,752,735)
                                                                                            ------------    ------------
Net increase (decrease) in net assets from Portfolio share transactions .................      7,583,165       7,299,375
                                                                                            ------------    ------------
Increase (decrease) in net assets .......................................................      4,188,848       6,809,536
Net assets at beginning of period .......................................................     13,486,073       6,676,537

Net assets at end of period (including undistributed net investment income of $58,240 and   ------------    ------------
   $293,182, respectively) ..............................................................   $ 17,674,921    $ 13,486,073
                                                                                            ------------    ------------

Other Information (a)
------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ...............................................      1,397,393         645,384
                                                                                            ------------    ------------
Shares sold .............................................................................      6,532,856       1,534,703
Shares issued to shareholders in reinvestment of distributions ..........................         44,351           4,572
Shares redeemed .........................................................................     (5,636,578)       (787,266)
                                                                                            ------------    ------------
Net increase (decrease) in Portfolio shares .............................................        940,629         752,009
                                                                                            ------------    ------------
Shares outstanding at end of period .....................................................      2,338,022       1,397,393
                                                                                            ------------    ------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                             2001(d)   2000(a)   1999(a)  1998(a)(b)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $  9.65     10.35      9.12     10.00
                                                                                    -----------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                          .06(c)   .31(c)    .13(c)       .03
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                   (1.95)     (.95)      1.15     (.91)
                                                                                    -----------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                     (1.89)     (.64)      1.28     (.88)
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 (.20)     (.03)     (.05)        --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                            --     (.03)        --        --
                                                                                    -----------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                   (.20)     (.06)     (.05)        --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $  7.56      9.65     10.35      9.12
                                                                                    -----------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (e)                                                                (19.76)**  (6.17)     14.09   (8.80)**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                   18        13         7         3
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                       1.83*      2.65      4.30    19.55*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                        1.12*      1.14      1.10     1.13*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                             1.47*      3.14      1.44     1.13*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                            166*       105       146      100*
-----------------------------------------------------------------------------------------------------------------------------

(a) On June 18, 2001, the Fund implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to June 30, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
(b) For the period from May 5, 1998 (commencement of operations) to December 31, 1998.
(c)  Based on average shares outstanding during the period.
(d)  For the six months ended June 30, 2001 (Unaudited).
(e)  Total return would have been lower had certain expenses not been reduced.
*    Annualized ** Not annualized

    The accompanying notes are an integral part of the financial statements.

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2001

Scudder Small Cap Growth Portfolio

During the first half of calendar year 2001, small-cap stocks generally outperformed large-caps, but value outperformed growth. Our stock selection efforts in biotechnology and financials helped the portfolio provide attractive results in the second quarter, and this helped the portfolio recover from a setback in the first quarter, when technology stocks dropped sharply.

We believe the wind is now at our backs given that the Federal Reserve Board has reduced interest rates by 275 basis points through June. In our view, this has set the stage for the market's potential recovery. How long the recovery may take is unclear, especially in technology where there is not yet broad evidence of a turnaround. We believe stronger, better-capitalized companies will survive the current economic slowdown and will be well-positioned to succeed over the long term. One non-cyclical industry group we like is biotechnology, an industry whose fundamental outlook is stronger than it has been in 10 years.

Historically, technology stocks have performed well about 9 to 12 months after the Fed begins cutting the cost of borrowings. First, technology companies are gradually getting rid of their excess inventory. This has positive implications for growth, since companies will be able to ramp up production and possibly raise prices. We would be more optimistic if more analysts would reduce their expectations for 2002 earnings growth -- which we believe are still too high.

In our opinion, selected technology and health care firms continue to offer the best long-term growth prospects, but investors need to be more selective and diversified than ever. By focusing on well-run companies with well-defined business plans and a clear earnings outlook, we are attempting to manage the increased risks of investing in small companies.

J.C. Cabrera
Lead Portfolio Manager
Zurich Scudder Investments, Inc.

Investment Portfolio                             as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Scudder Small Cap Growth Portfolio

                                                 Principal
                                                 Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 0.1%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    3.93%, to be repurchased at
    $266,087 on 7/2/2001**                                 ----------
    (Cost $266,000) .......................      266,000      266,000
                                                           ----------

--------------------------------------------------------------------------------
Short-Term Investments 10.5%
--------------------------------------------------------------------------------

 Federal Home Loan Bank, 3.5%***,                          ----------
    7/2/2001 (Cost $29,131,811) ...........   29,135,000   29,131,811
                                                           ----------

                                                 Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Preferred Stocks 2.4%
--------------------------------------------------------------------------------

 Health 0.9%
 Pharmaceuticals
 Biovail Corp. ............................       32,000    2,512,000
                                                           ----------

 Communications 0.6%
 Miscellaneous
 Convergent Networks, Inc. (b) ............      113,149    1,572,771
                                                           ----------

 Technology 0.6%
 Computer Software
 fusionOne (b) ............................      230,203    1,063,538
 Planetweb (b) ............................      137,868      750,002
                                                           ----------
                                                            1,813,540
                                                           ----------
 Miscellaneous 0.3%
 Miscellaneous
 Applianceware LP (b) .....................      218,659      750,000
                                                           ----------

--------------------------------------------------------------------------------
Total Preferred Stocks (Cost $6,199,990)                    6,648,311
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 86.3%
--------------------------------------------------------------------------------

 Consumer Discretionary 4.3%
 Apparel & Shoes 2.4%
 Reebok International Ltd.* ...............       80,800    2,581,560
 Tommy Hilfiger Corp.* ....................      180,500    2,527,000
 Venator Group, Inc.* .....................       92,500    1,415,250
                                                           ----------
                                                            6,523,810
                                                           ----------
 Department & Chain Stores 0.8%
 Men's Wearhouse, Inc.* ...................       85,200    2,351,520
                                                           ----------

 Specialty Retail 1.1%
 Cost Plus, Inc.* .........................       43,750    1,256,063
 Pier 1 Imports, Inc. .....................      161,900    1,861,850
                                                           ----------
                                                            3,117,913
                                                           ----------

                                                 Shares       Value ($)
--------------------------------------------------------------------------------

 Health 24.2%
 Biotechnology 7.8%
 Alexion Pharmaceuticals, Inc.* ...........       67,600    1,580,488
 Enzon, Inc.* .............................       17,500    1,083,425
 Genentech, Inc.* .........................       38,300    2,110,330
 IDEC Pharmaceuticals Corp.* ..............       55,400    3,601,000
 Invitrogen Corp.* ........................       45,000    3,132,450
 MedImmune, Inc.* .........................       46,100    2,185,601
 Sepracor, Inc.* ..........................       72,400    2,886,588
 Transkaryotic Therapies, Inc.* ...........       97,500    2,847,000
 Vertex Pharmaceuticals, Inc.* ............       47,000    2,279,500
                                                           ----------
                                                           21,706,382
                                                           ----------
 Medical Supply & Specialty 0.3%
 Fisher Scientific International, Inc.* ...       31,600      916,400
                                                           ----------

 Pharmaceuticals 15.0%
 Biovail Corp.* ...........................      336,200   14,624,700
 CV Therapeutics, Inc.* ...................      107,100    6,093,990
 Caremark Rx, Inc.* .......................      190,100    3,127,145
 Celgene Corp.* ...........................       86,800    2,495,500
 Cubist Pharmaceuticals, Inc.* ............       86,800    3,313,156
 ICN Pharmaceuticals, Inc. ................       41,100    1,303,692
 ILEX Oncology, Inc.* .....................      158,600    4,226,690
 NPS Pharmaceuticals, Inc.* ...............      139,774    5,446,993
 Praecis Pharmaceutical, Inc.* ............       82,600    1,166,312
                                                           ----------
                                                           41,798,178
                                                           ----------
 Miscellaneous 1.1%
 DaVita, Inc.* ............................      147,300    2,994,609
                                                           ----------

 Communications 2.9%
 Cellular Telephone 1.2%
 QUALCOMM, Inc.* ..........................       46,500    2,647,245
 Research in Motion Ltd.* .................       25,500      825,064
                                                           ----------
                                                            3,472,309
                                                           ----------
 Telephone/Communications 0.7%
 McLeodUSA Inc. "A"* ......................      148,300      648,071
 Time Warner Telecom, Inc. "A"* ...........       39,900    1,338,645
                                                           ----------
                                                            1,986,716
                                                           ----------
 Miscellaneous 1.0%
 Entercom Communications Corp.* ...........       51,600    2,766,276
                                                           ----------

 Financial 4.4%
 Banks 0.8%
 Texas Regional Bancshares, Inc. ..........       57,820    2,316,847
                                                           ----------

 Consumer Finance 0.7%
 Providian Financial Corp. ................       33,900    2,006,880
                                                           ----------

 Business Finance 1.4%
 Heller Financial, Inc. ...................       98,700    3,948,000
                                                           ----------


    The accompanying notes are an integral part of the financial statements.

                                                 Shares       Value ($)
--------------------------------------------------------------------------------

 Other Financial Companies 1.5%
 John Hancock Financial Services, Inc. ...       43,400    1,747,284
 Washington Mutual, Inc. .................       60,840    2,284,542
                                                          ----------
                                                           4,031,826
                                                          ----------
 Media 2.5%
 Advertising 0.9%
 Lamar Advertising Co.* ..................       53,200    2,455,180
                                                          ----------

 Broadcasting & Entertainment 1.6%
 Hispanic Broadcasting Corp.* ............      117,900    3,382,551
 Regent Communications, Inc.* ............      134,300    1,081,115
                                                          ----------
                                                           4,463,666
                                                          ----------
 Service Industries 2.9%
 EDP Services 1.2%
 ChoicePoint, Inc.* ......................       79,050    3,324,053
                                                          ----------

 Miscellaneous 1.7%
 Metris Companies, Inc. ..................      137,700    4,641,867
                                                          ----------

 Manufacturing 1.1%
 Containers & Paper 0.8%
 Packaging Corp of America* ..............      136,100    2,113,633
                                                          ----------

 Machinery/Components/Controls 0.3%
 Brooks Automation, Inc.* ................       18,313      851,555
                                                          ----------

 Technology 35.3%
 Computer Software 16.9%
 Actuate Corp.* ..........................       89,900      755,160
 BEA Systems, Inc.* ......................      139,446    4,603,112
 Cadence Design Systems, Inc.* ...........      112,900    2,103,327
 Centillium Communications, Inc.* ........      140,100    3,740,670
 Citrix Systems, Inc.* ...................       41,200    1,431,700
 Comverse Technology, Inc.* ..............       35,900    2,072,866
 Descartes Systems Group, Inc.* ..........      139,100    2,524,665
 i2 Technologies, Inc.* ..................      205,500    4,048,350
 IntraNet Solutions, Inc.* ...............      103,100    3,773,460
 MatrixOne, Inc.* ........................       81,000    1,660,500
 McData Corp.* ...........................      126,700    2,527,665
 Mercator Software Inc.* .................      137,300      340,504
 Mercury Interactive Corp.* ..............       81,400    4,965,400
 Micromuse, Inc.* ........................      110,200    3,098,824
 NetIQ Corp.* ............................       97,596    3,055,731
 Netegrity, Inc.* ........................       63,350    2,014,530
 SynQuest, Inc.* .........................      130,200      361,956
 Tricord Systems, Inc.* ..................      141,700      382,590
 VERITAS Software Corp.* .................       16,000    1,080,000
 Verity, Inc.* ...........................       76,600    1,511,318
 Vignette Corp.* .........................      116,800    1,025,504
                                                          ----------
                                                          47,077,832
                                                          ----------
 Diverse Electronic Products 1.7%
 Avici Systems, Inc.* ....................       66,900      525,834
 Foundry Networks, Inc.* .................       76,000    1,481,240

                                                 Shares       Value ($)
--------------------------------------------------------------------------------

 RF Micro Devices, Inc.* .................      103,700    2,742,865
                                                          ----------
                                                           4,749,939
                                                          ----------
 Electronic Components/Distributors 4.3%
 Agre Systems Inc. "A"* ..................      123,800      928,500
 Applied Micro Circuits Corp.* ...........      141,500    2,513,040
 Flextronics International Ltd.* .........       59,200    1,580,048
 Jabil Circuit, Inc.* ....................       59,400    1,833,084
 Luminent, Inc.* .........................      159,972      668,683
 PMC-Sierra, Inc.* .......................       43,900    1,370,119
 Sawtek, Inc.* ...........................      128,500    3,037,740
                                                          ----------
                                                          11,931,214
                                                          ----------
 Electronic Data Processing 1.0%
 Apple Computer, Inc.* ...................      119,800    2,890,774
                                                          ----------

 Precision Instruments 1.8%
 Coherent, Inc.* .........................       73,300    2,642,465
 Finisar Corp.* ..........................      129,100    2,406,424
                                                          ----------
                                                           5,048,889
                                                          ----------
 Semiconductors 9.6%
 Alpha Industries, Inc.* .................      159,800    4,514,350
 Conexant Systems, Inc.* .................      192,800    1,735,200
 DuPont Photomasks, Inc.* ................       13,446      650,786
 Emcore Corp.* ...........................       85,000    2,592,500
 Fairchild Semiconductor Corp.* ..........      125,300    2,881,900
 Mattson Technology, Inc.* ...............      117,400    1,994,626
 Pericom Semiconductor Corp.* ............      153,700    2,336,240
 Pixelworks, Inc.* .......................       59,600    2,056,200
 QLogic Corp.* ...........................       52,800    3,397,152
 Sanmina Corp.* ..........................       27,800      671,648
 Vitesse Semiconductor Corp.* ............      101,900    2,155,185
 Xilinx, Inc.* ...........................       38,500    1,595,825
                                                          ----------
                                                          26,581,612
                                                          ----------
 Energy 7.2%
 Oil & Gas Production 3.7%
 Cabot Oil & Gas Corp. "A" ...............       63,400    1,546,960
 Nabors Industries, Inc.* ................       24,300      903,960
 Ocean Energy, Inc. ......................       68,800    1,200,560
 Patina Oil & Gas Corp. ..................       78,800    2,088,200
 Plains Resources, Inc.* .................       35,100      833,976
 Swift Energy Co.* .......................       53,400    1,608,942
 Talisman Energy, Inc. ...................       46,000    1,755,203
 XTO Energy, Inc. ........................       29,475      422,966
                                                          ----------
                                                          10,360,767
                                                          ----------
 Oil Companies 0.5%
 Louis Dreyfus Natural Gas Corp.* ........       42,500    1,481,125
                                                          ----------

 Oil/Gas Transmission 0.5%
 Western Gas Resources, Inc. .............       38,300    1,248,580
                                                          ----------

 Oilfield Services/Equipment 1.5%
 Cal Dive International, Inc.* ...........       52,500    1,265,250
 National-Oilwell, Inc.* .................       46,900    1,256,920


    The accompanying notes are an integral part of the financial statements.

                                                 Shares       Value ($)
--------------------------------------------------------------------------------

 Precision Drilling Corp. "A"* ............        56,000     1,749,440
                                                            -----------
                                                              4,271,610
                                                            -----------
 Miscellaneous 1.0%
 Covanta Energy Corp.* ....................       148,400     2,739,464
                                                            -----------

 Metals & Minerals 1.0%
 Steel & Metals
 Precision Castparts Corp. ................        78,400     2,933,728
                                                            -----------

 Miscellaneous 0.5%
 Miscellaneous
 RenaissanceRe Holdings Ltd. ..............        18,200     1,348,620
                                                            -----------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $236,617,953)                     240,451,774
--------------------------------------------------------------------------------

                                                 Shares       Value ($)
--------------------------------------------------------------------------------
Purchased Options 0.7%
--------------------------------------------------------------------------------

 Put on BEA Systems, Inc., strike at
    $35.00, expires 9/23/2001 .............         1,350       904,500
 Put on i2 Technologies, Inc., strike at
    $17.50, expires 11/18/2001 ............         2,050       799,500
 Put on Mercury Interactive Corp., strike
    at $50.00, expires 8/19/2001 ..........           400        88,000
 Put on Nasdaq 100, strike at $44.00,
    expires 8/19/2001 .....................           920       156,400

--------------------------------------------------------------------------------
Total Purchased Options (Cost $2,509,938)                     1,948,400
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $274,725,692) (a)                                  278,446,296
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Scudder Small Cap Growth Portfolio of Investments
--------------------------------------------------------------------------------

*    Non-income producing security.
** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.
***  Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $274,725,692. At June 30, 2001, net unrealized appreciation for all securities based on tax cost was $3,720,604. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $38,830,768 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $35,110,164.
(b) Securities valued in good faith by the Valuation Committee of the Trustees at fair value amounted to $4,136,311 (1.57% of net assets). Their values have been estimated by the Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 2001 aggregated $4,599,990. These securities may also have certain restrictions as to resale.

-----------------------------------------------------------------------------------------------------------------------------

At June 30, 2001, outstanding written options were as follows:

    Put Options                                                             Shares      Expiration     Strike      Value ($)
                                                                                           Date      Price ($)
    --------------------------------------------------------------------  -----------  ------------ ------------  -----------
    BEA Systems, Inc. .................................................        1,350    7/22/2001        30.00       216,000
    i2 Technologies, Inc. .............................................        2,050   11/18/2001        12.50       256,250
    i2 Technologies, Inc. .............................................        2,050   11/18/2001        15.00       656,000
                                                                                                                 -----------
    Total outstanding written options (Premiums received $1,257,170) .........................................     1,128,250
                                                                                                                 -----------
-----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

Financial Statements
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------
Assets
-----------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $274,725,692) .............................................        $  278,446,296
Cash ................................................................................................                   248
Foreign currency, at value (cost $7,750) ............................................................                 7,750
Receivable for investments sold .....................................................................             2,256,090
Dividends receivable ................................................................................                33,530
Interest receivable .................................................................................                74,891
Receivable for Portfolio shares sold ................................................................               938,290
                                                                                                             ----------------
Total assets ........................................................................................           281,757,095

Liabilities
-----------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased ...................................................................            14,774,664
Payable for Portfolio shares redeemed ...............................................................             2,029,178
Written options, at value (premiums received $1,257,170) ............................................             1,128,250
Accrued management fee ..............................................................................               145,584
Other accrued expenses and payables .................................................................                80,035
                                                                                                             ----------------
Total liabilities ...................................................................................            18,157,711
-----------------------------------------------------------------------------------------------------------------------------
Net assets, at value ................................................................................        $  263,599,384
-----------------------------------------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss .....................................................................               (27,974)
Net unrealized appreciation (depreciation) on:
  Investments .......................................................................................             3,720,604
  Written options ...................................................................................               128,920
Accumulated net realized gain (loss) ................................................................          (54,122,295)
Paid-in capital .....................................................................................           313,900,129
-----------------------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                                         $  263,599,384
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($263,599,384 / 17,454,992
   outstanding shares of beneficial interest, $.01 par value, unlimited number                               ----------------
   of shares authorized) ............................................................................        $        15.10
                                                                                                             ----------------

--------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $344) ..............   $    300,486
Interest .......................................................        535,835
                                                                   ------------
Total Income ...................................................        836,321
                                                                   ------------
Expenses:
Management fee .................................................        829,997
Custodian fees .................................................          4,399
Auditing .......................................................         18,030
Legal ..........................................................          6,150
Trustees' fees and expenses ....................................          2,122
Reports to shareholders ........................................          3,002
Other ..........................................................          1,009
                                                                   ------------
Total expenses, before expense reductions ......................        864,709
Expense reductions .............................................           (414)
                                                                   ------------
Total expenses, after expense reductions .......................        864,295
--------------------------------------------------------------------------------
Net investment income (loss)                                            (27,974)
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from
Investments ....................................................    (34,986,818)
Foreign currency related transactions ..........................             61
                                                                   ------------
                                                                    (34,986,757)
                                                                   ------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (13,257,866)
Written options ................................................        128,920
                                                                   ------------
                                                                    (13,128,946)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (48,115,703)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(48,143,677)
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Six Months
                                                                                                  Ended         Year Ended
                                                                                              June 30, 2001    December 31,
Increase (Decrease) in Net Assets                                                             (Unaudited)          2000
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ............................................................   $     (27,974)   $  (1,102,467)
Net realized gain (loss) on investment transactions .....................................     (34,986,757)      17,785,414
Net unrealized appreciation (depreciation) on investment transactions during the period .     (13,128,946)     (61,612,670)
                                                                                            -------------    -------------
Net increase (decrease) in net assets resulting from operations .........................     (48,143,677)     (44,929,723)
                                                                                            -------------    -------------
Distributions to shareholders from:
Net realized gains ......................................................................     (34,998,810)     (30,002,611)
                                                                                            -------------    -------------
Portfolio share transactions:
Proceeds from shares sold ...............................................................     147,948,839      245,915,262
Reinvestment of distributions ...........................................................      34,998,810       30,002,611
Cost of shares redeemed .................................................................    (137,232,017)    (164,561,314)
                                                                                            -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions .................      45,715,632      111,356,559
                                                                                            -------------    -------------
Increase (decrease) in net assets .......................................................     (37,426,855)      36,424,225
Net assets at beginning of period .......................................................     301,026,239      264,602,014
Net assets at end of period (including accumulated net investment loss                      -------------    -------------
   of $27,974 at June 30, 2001) .........................................................   $ 263,599,384    $ 301,026,239
                                                                                            -------------    -------------

Other Information (a)
--------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ...............................................      13,908,178        9,970,060
                                                                                            -------------    -------------
Shares sold .............................................................................       9,093,228        9,386,132
Shares issued to shareholders in reinvestment of distributions ..........................       2,772,424        1,016,416
Shares redeemed .........................................................................      (8,318,838)      (6,464,430)
                                                                                            -------------    -------------
Net increase (decrease) in Portfolio shares .............................................       3,546,814        3,938,118
                                                                                            -------------    -------------
Shares outstanding at end of period .....................................................      17,454,992       13,908,178
                                                                                            -------------    -------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                        2001(d)    2000(a)    1999(a)   1998(a)   1997(a)   1996(a)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 21.64       26.54     19.71      19.69     16.77     13.46
                                                              ---------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                 --(b)(c)     (.09)(b)  (.06)(b)        --       .04       .02
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment          (3.99)      (2.01)      6.89       3.42      4.88      3.69
transactions
                                                              ---------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               (3.99)      (2.10)      6.83       3.42      4.92      3.71
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                              --          --        --         --     (.10)        --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                  (2.55)      (2.80)        --     (3.40)    (1.90)     (.40)
                                                              ---------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (2.55)      (2.80)        --     (3.40)    (2.00)     (.40)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 15.10       21.64     26.54      19.71     19.69     16.77
                                                              ---------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                              (16.14)**   (10.71)     34.56      18.37     34.20     28.04
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                            264         301       264        208       137        69
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                            .68*         .72       .71        .70       .71       .75
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       (.02)*       (.34)     (.30)      (.01)       .20       .15
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      161*         124       208        276       330       156
-----------------------------------------------------------------------------------------------------------------------------

(a) On June 18, 2001, the Fund implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to June 30, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
(b)  Based on average shares outstanding during the period.
(c)  Amount is less than one half of $.01.
(d)  For the six months ended June 30, 2001 (Unaudited).
*    Annualized
**   Not annualized


    The accompanying notes are an integral part of the financial statements.

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2001

Scudder Small Cap Value Portfolio

The Scudder Small Cap Value Portfolio outperformed its Russell 2000 Value Index benchmark during its most recent semiannual period ended June 30, 2001. Stock market performance was markedly different during each of the first two quarters of 2001: During the first quarter all major indices except the Russell 2000 Value Index declined. In the second quarter, all major indices posted gains, and small cap stocks continued to outperform large cap stocks. The markets moved higher during the first half of the year in response to the Federal Reserve Board's series of interest rate cuts, the latest a quarter point reduction at the end of June. Investors' belief that corporate profitability and the economy had bottomed out, and that an economic rebound was due during the second half of 2001, fueled the gains. Our disciplined investment approach favorably positioned the portfolio in this environment. In particular, the portfolio's holdings exceeded the index's return in the technology and consumer staples sectors. Favorable stock selection in basic industry compared with the index also helped performance, while an underweight in financial stocks during the period detracted from performance. The portfolio's lower market capitalization, higher earnings growth rate, and lower earnings variability compared with its benchmark also had a positive impact on its return for the period. The Scudder Small Cap Value Portfolio, with a weighted average price-to-earnings ratio of 13.77x, versus 16.17x for the Russell 2000 Value Index, remains focused on attractively valued small company stocks.

Robert D. Tymoczko
Stephen Marsh
Co-Lead Portfolio Managers
Zurich Scudder Investments, Inc.

Investment Portfolio                             as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Scudder Small Cap Value Portfolio

                                                 Principal
                                                Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 0.3%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    3.93%, to be repurchased at
    $351,115 on 7/2/2001**                                ---------
    (Cost $351,000) .......................     351,000     351,000
                                                          ---------

--------------------------------------------------------------------------------
Short-Term Investments 1.6%
--------------------------------------------------------------------------------

 Federal Home Loan Bank, 3.5%***,                         ---------
    7/2/2001 (Cost $2,046,776) ............   2,047,000   2,046,776
                                                          ---------

                                                  Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 98.1%
--------------------------------------------------------------------------------

 Consumer Discretionary 12.6%
 Apparel & Shoes 2.2%
 Chico's FAS, Inc.* .......................      10,200     303,450
 Genesco, Inc.* ...........................      17,500     588,000
 K-Swiss, Inc."A" .........................      10,900     259,965
 Phillips-Van Heusen Corp. ................      31,700     456,480
 Stride Rite Corp. ........................      83,400     708,900
 Tarrant Apparel Group* ...................       9,000      57,870
 The Buckle, Inc.* ........................      18,200     343,980
                                                          ---------
                                                          2,718,645
                                                          ---------
 Department & Chain Stores 2.7%
 Burlington Coat Factory Warehouse
    Corp ..................................      12,500     250,000
 Casey's General Stores, Inc. .............      24,100     313,300
 Cato Corp. ...............................      26,300     511,535
 Charming Shoppes, Inc. ...................     114,900     705,486
 Deb Shops, Inc. ..........................      14,700     277,830
 Dress Barn, Inc.* ........................      21,800     500,310
 Hot Topic, Inc.* .........................       9,200     289,800
 Longs Drug Stores, Inc. ..................      18,000     387,900
 Shopko Stores, Inc. ......................      22,600     164,528
                                                          ---------
                                                          3,400,689
                                                          ---------
 Home Furnishings 0.4%
 American Woodmark Corp. ..................       8,500     330,990
 Haverty Furniture Co., Inc. ..............      10,400     155,480
                                                          ---------
                                                            486,470
                                                          ---------
 Hotels & Casinos 0.4%
 Anchor Gaming* ...........................       6,400     377,920
 Pinnacle Entertainment, Inc.* ............      10,900      80,115
                                                          ---------
                                                            458,035
                                                          ---------
 Recreational Products 1.5%
 4Kids Entertainment, Inc.* ...............      26,900     515,135
 Handleman Co.* ...........................      52,900     886,075
 WMS Industries, Inc.* ....................      15,800     508,286
                                                          ---------
                                                          1,909,496
                                                          ---------

                                                   Shares     Value ($)
--------------------------------------------------------------------------------

 Restaurants 3.2%
 Applebee's International, Inc. ...........       9,200     278,300
 Bob Evans Farms, Inc. ....................      35,500     651,780
 CEC Entertainment, Inc.* .................      12,200     602,070
 Jack in the Box, Inc.* ...................      13,900     362,790
 Landry's Seafood Restaurants, Inc. .......      16,900     287,300
 NPC International, Inc.* .................      27,100     298,100
 O'Charley's, Inc.* .......................      24,100     421,991
 Ruby Tuesday, Inc. .......................      39,000     666,900
 Ryan's Family Steak Houses, Inc.* ........      31,300     406,900
                                                          ---------
                                                          3,976,131
                                                          ---------
 Specialty Retail 2.2%
 CSK Auto Corp.* ..........................      28,500     236,550
 Fossil, Inc.* ............................      22,000     455,180
 Spiegel Inc. "A" .........................      66,200     534,234
 The Topps Co., Inc. ......................      60,100     695,357
 Trans World Entertainment Corp.* .........      45,400     335,506
 Wilsons Leather Experts* .................      22,400     436,800
                                                          ---------
                                                          2,693,627
                                                          ---------
 Consumer Staples 6.8%
 Alcohol & Tobacco 0.6%
 Schweitzer-Mauduit International, Inc. ...      16,900     398,840
 Universal Corp. ..........................       9,000     356,940
                                                          ---------
                                                            755,780
                                                          ---------
 Consumer Electronic &
 Photographic 0.6%
 Applica, Inc. ............................      30,200     240,392
 Salton, Inc.* ............................      24,400     434,320
                                                          ---------
                                                            674,712
                                                          ---------
 Consumer Specialties 0.2%
 Russ Berrie & Co., Inc. ..................       7,900     232,260

 Food & Beverage 4.3%
 Corn Products International ..............      47,900   1,532,800
 Earthgrains Co. ..........................      14,700     382,200
 Fresh Del Monte Produce, Inc.* ...........      55,000     606,650
 International Multifoods Corp. ...........      22,300     462,725
 J & J Snack Foods Corp.* .................      18,600     412,920
 Lance, Inc. ..............................      60,000     804,600
 Performance Food Group Co.* ..............      34,000     929,900
 Pilgrim's Pride Corp. ....................      21,300     267,315
                                                          ---------
                                                          5,399,110
                                                          ---------
 Package Goods/Cosmetics 0.1%
 Chattem, Inc.* ...........................      13,200     139,920
                                                          ---------

 Textiles 1.0%
 Nautica Enterprises, Inc.* ...............      29,800     606,430
 Springs Industries, Inc. "A" .............      14,400     635,040
                                                          ---------
                                                          1,241,470
                                                          ---------

    The accompanying notes are an integral part of the financial statements.

                                                   Shares     Value ($)
--------------------------------------------------------------------------------

 Health 13.5%
 Biotechnology 0.7%
 Bio-Rad Laboratories, Inc. "A"* .........      16,700     831,660
 Pharmacopeia, Inc.* .....................       4,200      87,654
                                                         ---------
                                                           919,314
                                                         ---------
 Health Industry Services 4.9%
 Accredo Health, Inc.* ...................       8,700     317,115
 AdvancePCS* .............................      11,500     727,375
 AmeriPath, Inc.* ........................      18,300     528,870
 Covance, Inc.* ..........................       8,100     183,465
 DVI, Inc.* ..............................       9,700     170,720
 Hooper Holmes, Inc. .....................      23,600     241,900
 IMPATH, Inc.* ...........................       6,600     289,410
 Mid Atlantic Medical Services, Inc.* ....      37,900     679,547
 PAREXEL International Corp.* ............      70,300   1,370,850
 RehabCare Group, Inc.* ..................       6,800     327,760
 Res-Care, Inc.* .........................      29,100     239,202
 Rightchoice Managed Care, Inc.* .........       6,800     301,920
 Syncor International Corp.* .............      24,300     734,346
                                                         ---------
                                                         6,112,480
                                                         ---------
 Hospital Management 1.7%
 Coventry Health Care, Inc.* .............      20,300     410,060
 Province Healthcare Co.* ................      14,300     504,790
 Triad Hospitals, Inc.* ..................      23,070     679,873
 US Oncology, Inc.* ......................      53,800     457,838
                                                         ---------
                                                         2,052,561
                                                         ---------
 Medical Supply & Specialty 4.5%
 ArthroCare Corp.* .......................      11,200     291,200
 Bacou USA, Inc.* ........................      16,600     467,788
 Conmed Corp.* ...........................      44,400   1,158,840
 Cooper Companies, Inc. ..................      15,800     812,120
 INAMED Corp.* ...........................      21,100     535,940
 Polymedica Industries, Inc.* ............       4,500     179,505
 ResMed, Inc.* ...........................       8,100     409,455
 Theragenics Corp.* ......................      60,500     675,785
 Vital Signs, Inc. .......................      18,300     598,227
 Zoll Medical Corp.* .....................      18,500     501,350
                                                         ---------
                                                         5,630,210
                                                         ---------
 Pharmaceuticals 1.7%
 Alpharma, Inc. "A" ......................      17,600     479,600
 Noven Pharmaceuticals, Inc.* ............       5,600     220,024
 Pharmaceutical Product Development* .....      17,600     617,408
 Sicor, Inc.* ............................      38,500     829,675
                                                         ---------
                                                         2,146,707
                                                         ---------
 Communications 2.1%
 Telephone/Communications
 Anixter International, Inc.* ............      16,700     512,690
 CT Communications, Inc. .................      18,800     348,176
 Commonwealth Telephone
    Enterprises, Inc.* ...................       3,900     164,112
 General Communication, Inc. "A"* ........      34,000     408,000
 Hickory Tech Corp. ......................      14,200     232,312
 IDT Corp.* ..............................       1,700      22,950

                                                   Shares     Value ($)
--------------------------------------------------------------------------------

 International FiberCom, Inc.* ...........      44,000     134,640
 Lightbridge, Inc.* ......................      18,316     345,073
 North Pittsburgh Systems, Inc. ..........      19,300     279,078
 Plantronics, Inc.* ......................       9,400     217,610
                                                         ---------
                                                         2,664,641
                                                         ---------
 Financial 16.6%
 Banks 7.5%
 BankAtlantic Bancorp., Inc. .............      45,300     393,657
 Banner Corp. ............................      13,640     290,532
 Corus Bankshares, Inc. ..................       7,900     473,210
 Dime Community Bancshares ...............      17,600     589,600
 Downey Financial Corp. ..................      10,800     510,408
 First Citizens BancShares, Inc. "A" .....       2,200     237,050
 First Federal Capital Corp. .............      27,200     443,360
 First Federal Financial Corp.* ..........      17,700     527,460
 First Financial Holdings, Inc. ..........      10,300     236,900
 First Indiana Corp. .....................      12,500     317,875
 First Republic Bank* ....................      15,600     382,200
 First Source Corp. ......................      13,940     338,184
 GBC Bancorp .............................      23,800     641,410
 Hancock Holding Co. .....................      11,600     484,532
 Independent Bank Corp. ..................      10,300     201,880
 International Bancshares Corp. ..........       3,375     129,938
 MAF Bancorp, Inc. .......................      27,100     837,661
 Mississippi Valley Bancshares, Inc. .....       4,300     171,570
 PFF Bancorp, Inc. .......................      23,100     575,190
 Provident Bankshares Corp. ..............      12,600     314,244
 R&G Financial Corp. .....................      18,900     305,235
 Sandy Spring Bancorp, Inc. ..............       6,000     195,960
 St. Francis Capital Corp. ...............      14,000     303,800
 W Holding Co., Inc. .....................      10,000     123,000
 Westcorp, Inc. ..........................      13,200     279,840
                                                         ---------
                                                         9,304,696
                                                         ---------
 Insurance 4.4%
 Alfa Corp. ..............................      32,100     802,179
 AmerUS Group, Inc. ......................      13,500     478,845
 First American Financial Co. ............      15,700     297,358
 National Western Life Insurance Co.* ....       2,000     212,840
 PMA Capital Corp. .......................      12,900     230,910
 Philadelphia Consolidated
    Holding Corp.* .......................      16,100     561,085
 RLI Corp. ...............................      10,600     476,152
 SCPIE Holdings, Inc. ....................       5,200     105,040
 Selective Insurance Group, Inc. .........      25,400     675,386
 State Auto Financial Corp. ..............      12,800     213,632
 Stewart Information Services Corp. ......      11,100     216,339
 The Midland Co. .........................       8,900     389,909
 Triad Guaranty, Inc.* ...................       5,800     228,520
 White Mountains Insurance
    Group, Inc. ..........................       1,600     602,000
                                                         ---------
                                                         5,490,195
                                                         ---------

    The accompanying notes are an integral part of the financial statements.

                                                   Shares     Value ($)
--------------------------------------------------------------------------------

 Consumer Finance 0.2%
 Tucker Anthony Sutro Corp. ..............      12,500     275,000
                                                         ---------

 Other Financial Companies 2.6%
 iShares Russell 2000 Index Fund .........      28,000   2,837,800
 Irwin Financial Corp. ...................       4,300     108,145
 NCO Group, Inc.* ........................       8,500     262,905
                                                         ---------
                                                         3,208,850
                                                         ---------
 Investment 1.1%
 Raymond James Financial, Inc. ...........      18,500     566,100
 Southwest Securities Group, Inc. ........      36,750     760,725
                                                         ---------
                                                         1,326,825
                                                         ---------
 Real Estate 0.8%
 Prentiss Properties Trust (REIT) ........      36,500     959,950
                                                         ---------

 Media 0.1%
 Advertising
 ADVO, Inc.* .............................       3,800     129,770
                                                         ---------

 Service Industries 4.9%
 EDP Services 0.0%
 Analysts International Corp. ............      11,800      52,628
                                                         ---------

 Environmental Services 0.4%
 URS Corp.* ..............................      17,400     469,800
                                                         ---------

 Miscellaneous Commercial
 Services 3.3%
 AnswerThink, Inc.* ......................      30,300     265,731
 Encompass Services Corp.* ...............      80,626     713,540
 First Consulting Group, Inc.* ...........       4,500      36,000
 IT Group, Inc.* .........................      15,800     100,330
 iGATE Capital Corp.* ....................       2,000       6,660
 Illuminet Holdings, Inc.* ...............       9,700     290,612
 Insurance Auto Auctions, Inc.* ..........       7,500     115,875
 Integrated Electrical Services, Inc.* ...      88,100     858,975
 Kelly Services, Inc. "A" ................      17,600     427,680
 Modis Professional Services, Inc.* ......      78,600     542,340
 Source Information Management Co.* ......       4,400      24,376
 Syntel, Inc.* ...........................      24,800     213,280
 Volt Information Sciences, Inc.* ........      15,900     278,250
 Zomax, Inc.* ............................      19,400     172,854
                                                         ---------
                                                         4,046,503
                                                         ---------
 Miscellaneous Consumer
 Services 0.5%
 CDI Corp.* ..............................      14,800     251,452
 Hall, Kinion & Associates* ..............      15,900     131,334
 Infocus Corp.* ..........................      16,200     271,350
                                                         ---------
                                                           654,136
                                                         ---------
 Printing/Publishing 0.7%
 John H. Harland Co. .....................      24,800     577,840
 Mail-Well, Inc.* ........................      65,600     278,800
                                                         ---------
                                                           856,640
                                                         ---------

                                                   Shares     Value ($)
--------------------------------------------------------------------------------

 Durables 5.6%
 Aerospace 1.1%
 Aeroflex, Inc.* .........................      32,550     345,681
 Alliant Techsystems, Inc.* ..............       8,100     728,190
 Kaman Corp. "A" .........................      18,900     340,011
                                                         ---------
                                                         1,413,882
                                                         ---------
 Automobiles 1.6%
 A.O. Smith Corp. ........................      28,000     501,200
 Borg-Warner Automotive, Inc. ............      16,300     808,806
 Dura Automotive Systems, Inc.* ..........      23,400     353,340
 Oshkosh Truck Corp. .....................       8,250     363,000
                                                         ---------
                                                         2,026,346
                                                         ---------
 Construction/Agricultural
 Equipment 0.6%
 NACCO Industries, Inc. "A" ..............       3,800     296,362
 Terex Corp.* ............................      19,500     413,400
                                                         ---------
                                                           709,762
                                                         ---------
 Leasing Companies 1.5%
 Aaron Rents, Inc. .......................       8,100     137,700
 Dollar Thrifty Automotive Group, Inc.* ..      70,500   1,692,000
 Rent-Way, Inc.*  ........................       6,900      75,210
                                                         ---------
                                                         1,904,910
                                                         ---------
 Telecommunications Equipment 0.5%
 Spectralink Corp.* ......................      29,500     359,015
 Tollgrade Communications, Inc.* .........       9,100     262,717
                                                         ---------
                                                           621,732
                                                         ---------
 Tires 0.3%
 Cooper Tire & Rubber Co. ................      28,700     407,540
                                                         ---------

 Manufacturing 11.3%
 Chemicals 0.3%
 A. Schulman, Inc. .......................      21,900     287,547
 Albany Molecular Research, Inc.* ........       2,200      86,812
                                                         ---------
                                                           374,359
                                                         ---------
 Containers & Paper 0.9%
 Ivex Packaging Corp.* ...................      20,900     397,100
 P.H. Glatfelter Co. .....................      48,800     695,888
                                                         ---------
                                                         1,092,988
                                                         ---------
 Diversified Manufacturing 2.5%
 Ball Corp. ..............................      13,500     642,060
 Briggs & Stratton Corp. .................      18,300     770,430
 II-VI, Inc.* ............................      20,500     317,750
 MKS Instruments, Inc.* ..................       9,800     275,576
 Myers Industries, Inc. ..................      54,111     817,076
 SPS Technologies, Inc. ..................       4,800     227,520
                                                         ---------
                                                         3,050,412
                                                         ---------
 Electrical Products 0.5%
 C&D Technologies, Inc. ..................       5,600     173,600
 MagneTek, Inc.* .........................      19,100     238,750
 Methode Electronics "A" .................       2,100      18,123
 Stoneridge, Inc.* .......................      20,600     221,450
                                                         ---------
                                                           651,923
                                                         ---------
 Industrial Specialty 2.2%
 Concord Camera Corp.* ...................      32,200     192,878
 FSI International, Inc.* ................      20,200     266,236

    The accompanying notes are an integral part of the financial statements.

                                                 Shares     Value ($)
--------------------------------------------------------------------------------

 General Cable Corp. .....................      27,700     513,835
 Interlogix, Inc.* .......................      10,500     363,300
 JLG Industries, Inc. ....................      18,600     229,710
 Jakks Pacific, Inc.* ....................      23,500     435,220
 Keithley Instruments, Inc. ..............      12,500     266,250
 Polaris Industries, Inc. ................       3,900     178,620
 UNOVA, Inc.* ............................      49,100     337,808
                                                         ---------
                                                         2,783,857
                                                         ---------
 Machinery/Components/
 Controls 3.6%
 American Axle & Manufacturing
    Holdings, Inc.* ......................      49,400     839,800
 Astec Industries, Inc.* .................      30,300     519,645
 CIRCOR International, Inc. ..............      10,500     189,525
 Intermet Corp. ..........................      61,600     351,120
 Penn Engineering & Manufacturing
    swCorp ...............................      11,800     206,500
 RadiSys Corp.* ..........................       2,700      61,641
 Tecumseh Products Co. "A" ...............       6,800     334,900
 Watts Industries, Inc. "A" ..............      46,000     779,700
 Woodward Governor Co. ...................      14,300   1,218,360
                                                         ---------
                                                         4,501,191
                                                         ---------
 Office Equipment/Supplies 0.2%
 United Stationers, Inc.* ................       9,500     292,030
                                                         ---------

 Specialty Chemicals 0.3%
 Albemarle Corp. .........................       9,800     227,066
                                                         ---------

 Wholesale Distributors 0.8%
 Cascade Corp. ...........................      23,400     498,420
 WESCO International, Inc.* ..............      54,800     498,680
                                                         ---------
                                                           997,100
                                                         ---------
 Technology 11.0%
 Computer Software 4.1%
 Advanced Digital Information Corp.* .....      19,600     368,480
 Advent Software, Inc.* ..................       6,800     438,600
 Factset Research Systems, Inc. ..........      13,100     467,670
 Hyperion Solutions Corp.* ...............       7,500     112,350
 InteliData Technologies Corp.* ..........      12,500      68,750
 IntraNet Solutions, Inc.* ...............       2,000      73,200
 MAPICS, Inc.* ...........................      15,000      90,000
 MICROS Systems, Inc.* ...................       5,000     105,400
 MTS Systems Corp. .......................      31,100     406,477
 MapInfo Corp.* ..........................       7,350     159,495
 Metro Information Services, Inc.* .......      21,700      94,395
 Progress Software Corp.* ................      53,700     893,568
 Structural Dynamics Research Corp.* .....      16,000     391,680
 THQ, Inc.* ..............................      15,800     968,540
 Unigraphics Solutions, Inc.* ............       5,600     177,800
 Verity, Inc.* ...........................      13,900     274,247
                                                         ---------
                                                         5,090,652
                                                         ---------
 Diverse Electronic Products 0.7%
 Cable Design Technologies Corp.* ........      20,250     327,240
 DSP Group, Inc.* ........................      15,700     330,485

                                                 Shares     Value ($)
--------------------------------------------------------------------------------

 Esterline Technologies Corp.* ...........       8,500     184,875
                                                         ---------
                                                           842,600
                                                         ---------
 EDP Peripherals 0.3%
 Gerber Scientific, Inc. .................      22,700     248,565
 NeoMagic Corp.* .........................      26,400      84,480
                                                         ---------
                                                           333,045
                                                         ---------
 Electronic Components/
 Distributors 1.5%
 Arrow Electronics, Inc. .................       2,600     101,062
 Avnet, Inc. .............................       8,961     200,906
 Brightpoint, Inc.* ......................      29,000      87,870
 CTS Corp. ...............................      13,600     278,800
 Imation Corp.* ..........................      18,800     473,760
 Maxwell Technologies, Inc.* .............       4,700      94,047
 Pioneer-Standard Electronics, Inc. ......      40,200     514,158
 Rogers Corp.* ...........................       6,300     166,950
                                                         ---------
                                                         1,917,553
                                                         ---------
 Electronic Data Processing 0.5%
 Epresence, Inc.* ........................      10,700      39,376
 Sunquest Information Systems, Inc.* .....      25,800     613,782
                                                         ---------
                                                           653,158
                                                         ---------
 Military Electronics 0.2%
 Titan Corp. .............................       8,700     199,230
                                                         ---------

 Office/Plant Automation 1.2%
 CACI International, Inc.* ...............      21,500     925,575
 FileNet Corp.* ..........................      13,300     198,170
 Mercury Computer Systems, Inc.* .........       1,800      92,394
 Radiant Systems, Inc.* ..................      14,450     224,409
                                                         ---------
                                                         1,440,548
                                                         ---------
 Precision Instruments 0.9%
 Analogic Corp. ..........................       7,100     324,683
 Moog, Inc. "A"* .........................      10,800     420,660
 Photon Dynamics, Inc.* ..................      10,300     324,450
                                                         ---------
                                                         1,069,793
                                                         ---------
 Semiconductors 1.6%
 Actel Corp.* ............................       7,700     187,418
 Alliance Semiconductor Corp.* ...........      30,800     366,828
 Alpha Industries, Inc.* .................       8,800     248,600
 Exar Corp.* .............................      12,800     251,008
 General Semiconductor, Inc.* ............      30,800     322,168
 Microsemi Corp.* ........................       4,700     330,833
 Pericom Semiconductor Corp.* ............      15,900     241,680
 White Electronic Designs ................       7,800      34,710
                                                         ---------
                                                         1,983,245
                                                         ---------
 Energy 3.1%
 Oil & Gas Production 2.4%
 Cabot Oil & Gas Corp. "A" ...............      16,400     400,160
 Clayton Williams Energy, Inc.* ..........      16,000     248,480
 Comstock Resources, Inc.* ...............      21,900     224,475
 HS Resources, Inc.* .....................       3,300     213,840
 Houston Exploration Co.* ................       6,900     215,625


    The accompanying notes are an integral part of the financial statements.

                                                   Shares     Value ($)
--------------------------------------------------------------------------------

 Key Production Co., Inc.* ................        21,600       359,640
 Patina Oil & Gas Corp. ...................        17,100       453,150
 Penn Virginia Corp. ......................        10,400       342,160
 Swift Energy Co.* ........................         3,300        99,429
 XTO Energy, Inc. .........................        30,225       433,729
                                                            -----------
                                                              2,990,688
                                                            -----------
 Oil Companies 0.6%
 Frontier Oil Corp. .......................        24,400       323,300
 Giant Industries, Inc. ...................        18,500       162,800
 Stone Energy Corp. .......................         6,199       274,616
                                                            -----------
                                                                760,716
                                                            -----------
 Oilfield Services/Equipment 0.1%
 Seitel, Inc.* ............................        12,300       161,130
                                                            -----------

 Metals & Minerals 0.9%
 Steel & Metals
 AK Steel Holding Corp. ...................        22,900       287,165
 Gibraltar Steel Corp. ....................         5,100        97,359
 Quanex Corp. .............................        26,100       675,990
                                                            -----------
                                                              1,060,514
                                                            -----------
 Construction 4.2%
 Building Materials 0.8%
 Florida Rock Industries, Inc. ............        10,200       478,380
 Pope & Talbot, Inc. ......................        27,400       353,734
 Universal Forest Products, Inc. ..........         9,100       201,474
                                                            -----------
                                                              1,033,588
                                                            -----------
 Building Products 1.2%
 Dal-Tile International, Inc.* ............        20,400       378,420
 Emcor Group, Inc.* .......................        10,000       361,500
 Genlyte Group, Inc.* .....................        15,400       476,014
 Nortek, Inc.* ............................         8,600       268,492
                                                            -----------
                                                              1,484,426
                                                            -----------
 Homebuilding 2.2%
 Del Webb Corp. ...........................        26,200     1,013,678
 MDC Holdings, Inc. .......................        13,860       490,644
 NVR, Inc.* ...............................         4,300       636,400

                                                   Shares     Value ($)
--------------------------------------------------------------------------------

 Ryland Group, Inc. .......................         4,000       202,400
 Standard Pacific Corp. ...................        13,200       305,580
                                                            -----------
                                                              2,648,702
                                                            -----------
 Transportation 1.5%
 Airlines 0.2%
 America West Holding Corp.* ..............        22,100       220,337
                                                            -----------

 Railroads 0.4%
 Trinity Industries, Inc. .................        26,500       543,250
                                                            -----------

 Trucking 0.9%
 Arkansas Best Corp. ......................        11,700       270,036
 Roadway Express, Inc. ....................        14,500       344,665
 Yellow Corp. .............................        22,800       442,320
                                                            -----------
                                                              1,057,021
                                                            -----------
 Utilities 3.5%
 Electric Utilities 2.1%
 Black Hills Corp. ........................         7,400       297,702
 El Paso Electric Co.* ....................        55,500       887,445
 Public Service Co. of New Mexico .........        26,100       837,810
 WPS Resources Corp. ......................        15,600       549,900
                                                            -----------
                                                              2,572,857
                                                            -----------
 Natural Gas Distribution 1.4%
 Energen Corp. ............................         7,300       201,480
 Laclede Gas Co. ..........................        27,600       701,040
 ONEOK, Inc. ..............................        25,200       496,440
 South Jersey Industries, Inc. ............        11,200       348,880
                                                            -----------
                                                              1,747,840
                                                            -----------
 Automobile Receivables 0.4%
 Miscellaneous
 Sonic Automotive, Inc.* ..................        24,600       469,860
                                                            -----------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $102,766,934)                     121,723,102
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $105,164,710) (a)                                  124,120,878
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Scudder Small Cap Value Portfolio of Investments
--------------------------------------------------------------------------------

*    Non-income producing security.
** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.
***  Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $105,168,208. At June 30, 2001, net unrealized appreciation for all securities based on tax cost was $18,952,670. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $26,612,875 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,660,205.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
----------------------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $105,164,710) ......................   $ 124,120,878
Cash .........................................................................             873
Dividends receivable .........................................................          85,303
Interest receivable ..........................................................              77
Receivable for investments sold ..............................................         298,938
Receivable for Portfolio shares sold .........................................         396,497
                                                                                 -------------
Total assets .................................................................     124,902,566

Liabilities
----------------------------------------------------------------------------------------------
Payable for Portfolio shares redeemed ........................................          58,437
Accrued management fee .......................................................          73,125
Other accrued expenses and payables ..........................................          28,396
                                                                                 -------------
Total liabilities ............................................................         159,958
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 124,742,608
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................         124,121
Net unrealized appreciation (depreciation) on investments ....................      18,956,168
Accumulated net realized gain (loss) .........................................      (6,758,802)
Paid-in capital ..............................................................     112,421,121
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 124,742,608
----------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($124,742,608 / 9,544,123
   outstanding shares of beneficial interest, $.01 par value, unlimited number   -------------
   of shares authorized) .....................................................   $       13.07
                                                                                 -------------

------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2001 (Unaudited)
------------------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------------------
Income:
Dividends .................................................................   $    439,857
Interest ..................................................................         56,708
                                                                              ------------
Total Income ..............................................................        496,565
                                                                              ------------
Expenses:
Management fee ............................................................        354,426
Custodian fees ............................................................          4,581
Auditing ..................................................................          4,770
Legal .....................................................................            610
Trustees' fees and expenses ...............................................          1,552
Reports to shareholders ...................................................          2,351
Registration fees .........................................................            375
Other .....................................................................            286
                                                                              ------------
Total expenses, before expense reductions .................................        368,951
Expense reductions ........................................................           (146)
                                                                              ------------
Total expenses, after expense reductions ..................................        368,805
------------------------------------------------------------------------------------------
Net investment income (loss)                                                       127,760
------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------
Net realized gain (loss) from investments .................................     (2,132,085)
Net unrealized appreciation (depreciation) during the period on investments     17,709,806
------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                      15,577,721
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $ 15,705,481
------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Six Months
                                                                                                  Ended         Year Ended
                                                                                              June 30, 2001    December 31,
Increase (Decrease) in Net Assets                                                              (Unaudited)         2000
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .............................................................   $     127,760    $     128,161
Net realized gain (loss) on investment transactions ......................................      (2,132,085)       5,269,539
Net unrealized appreciation (depreciation) on investment transactions during the period ..      17,709,806       (2,407,889)
                                                                                             -------------    -------------
Net increase (decrease) in net assets resulting from operations ..........................      15,705,481        2,989,811
                                                                                             -------------    -------------
Distributions to shareholders from:
Net investment income ....................................................................            --           (485,490)
                                                                                             -------------    -------------
Fund share transactions:
Proceeds from shares sold ................................................................      32,414,812       11,276,061
Reinvestment of distributions ............................................................            --            485,490
Cost of shares redeemed ..................................................................      (7,347,559)     (25,489,438)
                                                                                             -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions ..................      25,067,253      (13,727,887)
                                                                                             -------------    -------------
Increase (decrease) in net assets ........................................................      40,772,734      (11,223,566)
Net assets at beginning of period ........................................................      83,969,874       95,193,440
Net assets at end of period (including undistributed net investment income of $124,121 and   -------------    -------------
   accumulated distributions in excess of net investment income of $3,639, respectively)     $ 124,742,608    $  83,969,874
                                                                                             -------------    -------------

Other Information (a)
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ................................................       7,479,350        8,773,727
                                                                                             -------------    -------------
Shares sold ..............................................................................       2,693,176        1,059,307
Shares issued to shareholders in reinvestment of distributions ...........................            --             44,942
Shares redeemed ..........................................................................        (628,403)      (2,398,626)
                                                                                             -------------    -------------
Net increase (decrease) in Portfolio shares ..............................................       2,064,773       (1,294,377)
                                                                                             -------------    -------------
Shares outstanding at end of period ......................................................       9,544,123        7,479,350
                                                                                             -------------    -------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                          2001(c)   2000(a)   1999(a)   1998(a)   1997(a)  1996(a)(d)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 11.23     10.85     10.65     12.27     10.19     10.00
                                                                 ------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                      .01(b)    .02(b)    .07(b)       .09       .12       .13
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment               1.83       .42       .23    (1.41)      2.06       .06
transactions
                                                                 ------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    1.84       .44       .30    (1.32)      2.18       .19
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 --     (.06)     (.10)        --     (.10)        --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                         --        --        --     (.30)        --        --
                                                                 ------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   --     (.06)     (.10)     (.30)     (.10)        --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 13.07     11.23     10.85     10.65     12.27     10.19
                                                                 ------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                 16.38**      4.05      2.80   (11.25)     21.73    1.86**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                               125        84        95       102        76        13
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                     .78*       .82       .84       .80       .84      .92*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                      .78*       .82       .83       .80       .84      .90*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                           .27*       .15       .69      1.15      1.18     2.23*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                          34*        36        72        43        22       61*
-----------------------------------------------------------------------------------------------------------------------------

(a) On June 18, 2001, the Fund implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to June 30, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
(b)  Based on average shares outstanding during the period.
(c)  For the six months ended June 30, 2001 (Unaudited).
(d) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.
*    Annualized  ** Not annualized


    The accompanying notes are an integral part of the financial statements.

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2001

Scudder Strategic Income Portfolio

As interest rates in the United States continue to decline, portfolio assets were shifted out of Treasuries, where the managers see less value, and into high-yield U.S. securities, which are expected to benefit as the economy gradually rebounds in coming months. A number of coincident leading indicators have shown some bottoming of the economic slowdown, as we expect this trend to continue as the year progresses.

During the second quarter, emerging markets witnessed an increase in volatility, sparked by concerns over Argentina's financing, growth, and short-term fiscal outlook. Brazil has seen its share of weakness as well, witnessed by the weakness in its currency. Contagion from Argentina, political noise, and the looming energy crisis have all pushed the Real to historical lows. In addition, the global backdrop has provided little support with the yen weakness and persistent equity market volatility. Until we see signs of long-term sustainable growth out of Argentina as well as meaningful progress towards addressing fiscal solvency, we will remain defensive with our portfolio construction. At the same time, the portfolio's overweight position in Russia has helped performance, as the Russian economy has benefited from economic growth, structural reforms, and firmness in oil prices. Meanwhile, the portfolio was underweight euro-bloc bond exposure due to the weak euro and persistent inflationary pressure.

J. Patrick Beimford
Jan C. Faller
Co-Lead Portfolio Managers
Zurich Scudder Investments, Inc.

Investment Portfolio                             as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Scudder Strategic Income Portfolio

                                                   Principal
                                                   Amount     Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Short-Term Investments 35.8%
--------------------------------------------------------------------------------

 Federal Home Loan Bank, 3.5%*,
    7/2/2001 ................................    3,411,000    3,410,627
 Federal National Mortgage Association,
    3.72%*, 7/9/2001 ........................    1,500,000    1,498,783

--------------------------------------------------------------------------------
Total Short-Term Investments
   (Cost $4,909,410)                                          4,909,410
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. Government & Agency Obligations 34.2%
--------------------------------------------------------------------------------

 Federal National Mortgage Association,
    Pass-through Certificates, 7.5%,
    10/1/2030 ...............................    2,288,919    2,336,597
 U.S. Treasury Bonds:
    6.5%, 2/15/2010 .........................    1,600,000    1,718,496
    8.5%, 2/15/2020 .........................      135,000      174,340
 U.S. Treasury Notes:
    5.625%, 12/31/2002 ......................      325,000      331,958
    6.5%, 10/15/2006 ........................      125,000      133,115

--------------------------------------------------------------------------------
Total U.S. Government & Agency Obligations
   (Cost $4,644,972)                                          4,694,506
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bonds 30.0%
--------------------------------------------------------------------------------

 British Pounds 1.7%
 United Kingdom Treasury Bonds:
    7.75%, 9/8/2006 .........................       50,000       77,679
    9%, 7/12/2011 ...........................       85,000      154,546
                                                             ----------
                                                                232,225
                                                             ----------
 Canadian Dollars 4.4%
 Government of Canada, 7.25%,
    6/1/2007 ................................      850,000      604,239
                                                             ----------

 Euro 5.1%
 Federal Republic of Germany, 6.25%,
    1/4/2024 ................................      180,000      162,433
 French Treasury Note, 4.5%,
    7/12/2003 ...............................      200,000      170,481
 Government of Germany Obligation,
    5%, 11/12/2002 ..........................      250,000      214,184
 Kredit Fuer Wiederaufbau, 5%,
    7/4/2011 ................................      180,000      147,866
                                                             ----------
                                                                694,964
                                                             ----------

                                                  Principal
                                                  Amount        Value ($)
--------------------------------------------------------------------------------

 Japanese Yen 7.1%
 European Investment Bank, 2.125%,
    9/20/2007 ...............................   59,000,000      518,804
 KFW International Finance, 1.75%,
    3/23/2010 ...............................   52,000,000      448,175
                                                             ----------
                                                                966,979
                                                             ----------
 U.S. Dollars 11.7%
 Federative Republic of Brazil:
    5.5%, 4/15/2009 .........................       14,118       11,541
    7.688%, 4/15/2009 .......................       70,588       57,706
    8%, 4/15/2014 ...........................      123,141       91,278
    10.125%, 5/15/2027 ......................      115,000       83,490
    11.625%, 4/15/2004 ......................       62,000       63,085
    12.75%, 1/15/2020 .......................       65,000       58,012
 Government Of Jamaica, 11.75%,
    5/15/2011 ...............................       90,000       94,950
 Republic of Bulgaria:
    Collateralized Discount Bond,
      Series A, LIBOR plus .8125%
      (6.312%), 7/28/2024 ...................      100,000       78,375
    Interest Arrears Bond, LIBOR plus
      .8125% (6.312%), 7/28/2011 ............       53,000       41,737
 Republic of Colombia, 9.75%,
    4/23/2009 ...............................      132,000      126,060
 Republic of Panama:
    4.5%, 7/17/2014 .........................       50,000       44,250
    10.75%, 5/15/2020 .......................       80,000       84,800
 Republic of Philippines, 10.625%,
    3/16/2025 ...............................      130,000      117,650
 Republic of Venezuela Global Bond,
    9.25%, 9/15/2027 ........................      150,000      103,500
 Russian Federation:
    Step-up Coupon, 5% to 3/31/2007,
      7.5% to 3/31/2030 .....................      125,000       59,219
    5%, 3/31/2030 ...........................      180,000       84,780
    8.25%, 3/31/2010 ........................      100,000       76,625
    10%, 6/26/2007 ..........................       40,000       35,500
 United Mexican States:
    11.375%, 9/15/2016 ......................      125,000      150,813
    11.5%, 5/15/2026 ........................      115,000      144,900
                                                             ----------
                                                              1,608,271
                                                             ----------
--------------------------------------------------------------------------------
Total Bonds (Cost $4,149,965)                                 4,106,678
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $13,704,347) (a)                                    13,710,594
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Scudder Strategic Income Portfolio of Investments
--------------------------------------------------------------------------------
*    Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $13,712,964. At June 30, 2001, net unrealized depreciation for all securities based on tax cost was $2,370. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $146,054 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $148,424.

     The investments in mortgage-backed securities of the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation are interests in separate pools of mortgages. All separate investments in each of these issues which have similar coupon rates have been aggregated for presentation purposes in the Investment Portfolio. Effective maturities of these investments may be shorter than stated maturities due to prepayments.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
---------------------------------------------------------------------------------------------
Assets
---------------------------------------------------------------------------------------------
Investments in securities, at value (cost $13,704,347) .......................   $ 13,710,594
Cash .........................................................................         69,904
Receivable for investments sold ..............................................      1,011,066
Dividends receivable .........................................................          3,347
Interest receivable ..........................................................        154,533
Receivable for Portfolio shares sold .........................................         42,584
Unrealized appreciation on forward currency exchange contracts ...............         23,867
                                                                                 ------------
Total assets .................................................................     15,015,895

Liabilities
---------------------------------------------------------------------------------------------
Payable for investments purchased ............................................        965,515
Unrealized depreciation on forward currency exchange contracts ...............          9,243
Accrued management fee .......................................................          7,300
Other accrued expenses and payables ..........................................         20,726
                                                                                 ------------
Total liabilities ............................................................      1,002,784
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 14,013,111
---------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................        288,893
Net unrealized appreciation (depreciation) on:
  Investments ................................................................          6,248
  Foreign currency related transactions ......................................         58,746
Accumulated net realized gain (loss) .........................................       (378,327)
Paid-in capital ..............................................................     14,037,551
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 14,013,111
---------------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($14,013,111 / 1,400,908
   outstanding shares of beneficial interest, $.01 par value, unlimited number   ------------
   of shares authorized) .....................................................   $      10.00
                                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends ......................................................   $  19,382
Interest .......................................................     338,833
                                                                   ---------
Total Income ...................................................     358,215
                                                                   ---------
Expenses:
Management fee .................................................      36,418
Custodian fees .................................................       2,669
Auditing .......................................................         805
Legal ..........................................................         686
Trustees' fees and expenses ....................................         240
Reports to shareholders ........................................         932
Other ..........................................................         349
                                                                   ---------
Total expenses, before expense reductions ......................      42,099
Expense reductions .............................................        (740)
                                                                   ---------
Total expenses, after expense reductions .......................      41,359
--------------------------------------------------------------------------------
Net investment income (loss)                                         316,856
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................     (41,467)
Foreign currency related transactions ..........................      (3,302)
                                                                   ---------
                                                                     (44,769)
                                                                   ---------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (106,749)
Foreign currency related transactions ..........................      92,118
                                                                   ---------
                                                                     (14,631)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           (59,400)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 257,456
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Six Months
                                                                                                  Ended         Year Ended
                                                                                              June 30, 2001    December 31,
Increase (Decrease) in Net Assets                                                              (Unaudited)         2000
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .............................................................   $    316,856    $    379,684
Net realized gain (loss) on investment transactions ......................................        (44,769)       (373,641)
Net unrealized appreciation (depreciation) on investment transactions during the period ..        (14,631)        261,469
                                                                                             ------------    ------------
Net increase (decrease) in net assets resulting from operations ..........................        257,456         267,512
                                                                                             ------------    ------------
Distributions to shareholders from:
Net investment income ....................................................................       (110,157)       (148,964)
                                                                                             ------------    ------------
Portfolio share transactions:
Proceeds from shares sold ................................................................      6,549,175       5,677,622
Reinvestment of distributions ............................................................        110,157         148,964
Cost of shares redeemed ..................................................................     (1,787,383)     (2,549,925)
                                                                                             ------------    ------------
Net increase (decrease) in net assets from Portfolio share transactions ..................      4,871,949       3,276,661
                                                                                             ------------    ------------
Increase (decrease) in net assets ........................................................      5,019,248       3,395,209
Net assets at beginning of period ........................................................      8,993,863       5,598,654
Net assets at end of period (including undistributed net investment income of                ------------    ------------
   $288,893 and $82,194, respectively) ..................................................    $ 14,013,111    $  8,993,863
                                                                                             ------------    ------------
Other Information (a)
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ................................................        912,080         567,879
                                                                                             ------------    ------------
Shares sold ..............................................................................        656,973         590,588
Shares issued to shareholders in reinvestment of distributions ...........................         11,091          15,543
Shares redeemed ..........................................................................       (179,236)       (261,930)
                                                                                             ------------    ------------
Net increase (decrease) in Portfolio shares ..............................................        488,828         344,201
                                                                                             ------------    ------------
Shares outstanding at end of period ......................................................      1,400,908         912,080
                                                                                             ------------    ------------

(a) On June 18, 2001, the Fund implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to June 30, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

    The accompanying notes are an integral part of the financial statements.

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001(d)(e) 2000(a)   1999(a)   1998(a)  1997(a)(b)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $  9.86      9.86     11.09     10.29     10.00
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                   .28(c)    .51(c)    .47(c)       .24       .36
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions            (.04)     (.26)    (1.10)       .86     (.07)
                                                                           --------------------------------------------------
Total from investment operations                                               .24       .25     (.63)      1.10       .29
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         (.10)     (.25)     (.40)     (.20)        --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                   --        --     (.20)     (.10)        --
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                           (.10)     (.25)     (.60)     (.30)        --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 10.00      9.86      9.86     11.09     10.29
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                              2.56**    2.57    (5.85)     10.98    2.87**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                          14         9         6         5         2
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                .75*      1.14      1.03      1.08     1.10*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                 .74*      1.10      1.01      1.08     1.10*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     5.66*      5.26      4.57      4.32     5.36*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    35*       154       212       330      290*
-----------------------------------------------------------------------------------------------------------------------------

(a) On June 18, 2001, the Fund implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to June 30, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
(b) For the period from May 1, 1997 (commencement of operations) to December 31, 1997.
(c)  Based on average shares outstanding during the period.
(d)  For the six months ended June 30, 2001 (Unaudited).
(e) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001 was to decrease net investment income per share by an amount less than one half of $.01, increase net realized and unrealized gains and losses per share by an amount less than one half of $.01 and decrease the ratio of net investment income to average net assets from 5.74% to 5.66%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
*    Annualized
**   Not annualized

    The accompanying notes are an integral part of the financial statements.

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2001

Scudder Technology Growth Portfolio

Like tulips, technology stocks blossomed in April after an exceptionally harsh winter and first quarter. The sector's renewed vibrancy soon withered amid a torrent of negative earnings pre-announcements and massive asset write-downs at high-profile technology companies. Many companies have reduced sales and growth expectations for the balance of 2001.

Scudder Technology Growth Portfolio finished the three months ended June 30, 2001 in positive territory, but the gains were modest. Volatile market conditions made cash management challenging and severely tested investors' patience.

Without question, we are passing through one of the most painful periods in market history, with calendar year-to-date returns and 12-month returns deeply in the red. Still, because of tough investment decisions we have made; we believe we are emerging with portfolios that are generally in better shape than many of our peers.

Since the start of calendar year 2001, there has been a tug-of-war between the positive effects of lower short-term interest rates and continuing poor earnings prospects at many technology companies. The Federal Reserve has cut interest rates 275 basis points, but profits have been worse than expected at many high-profile firms, and this has further destabilized the market.

We are striving to keep our positioning in line with that of the benchmark. We are focusing on reasonably valued companies that have the potential to show fundamental strength. While this approach won't necessarily help performance on a day-to-day basis during a bear market (when even the best stocks can fall sharply), we feel that if we own companies with the strongest potential, it can translate into strong performance potential over the long term. We feel that a high level of diversification is important given the speed at which companies are falling in and out of favor.

Reflecting the makeup of the market, one of the largest positions is in the semiconductor area. Earnings expectations for the group may still be too high, but following the most recent round of negative news from companies in the sector (in early June, after the close of the reporting period), it appears that earnings estimates may be approaching realistic levels. We have been looking to increase the portfolio's position in this area.

Issues such as reduced spending by telephone carriers and smaller capital budgets across many industries have plagued the networking sector. The network-building frenzy of 1999 to early 2000 is over, and stock prices in the area have reflected that. However, we have added stocks of market-leading companies such as Cisco Systems that we believe have cutting edge products that will help their customers cut costs. In the software area, our focus has been on companies that specialize in applications that are mission-critical and/or enable their clients to save money.

Robert L. Horton
Lead Portfolio Manager
Zurich Scudder Investments, Inc.

Investment Portfolio                             as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Scudder Technology Growth Portfolio

                                                   Principal
                                                   Amount ($)   Value ($)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Repurchase Agreements 0.4%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    3.93%, to be repurchased at
    $1,519,497 on 7/2/2001**                                    -----------
    (Cost $1,519,000) .......................      1,519,000      1,519,000
                                                                -----------
Short-Term Investments 22.3%

 Federal Home Loan Bank, 3.5%***,                               -----------
    7/2/2001 (Cost $82,582,961) .............     82,592,000     82,582,961
                                                                -----------

                                                     Shares
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Common Stocks 77.3%
--------------------------------------------------------------------------------

 Financial 2.5%
 Other Financial Companies
 iShares Goldman Sachs Technology
    Index Fund* .............................        154,500      9,254,550
                                                                -----------
 Media 3.6%
 Broadcasting & Entertainment
 AOL Time Warner, Inc.* .....................        254,700     13,499,100
                                                                -----------
 Networking 6.7%
 Telecommunications Equipment
 CIENA Corp.* ...............................         58,700      2,227,372
 Corning, Inc. ..............................         72,100      1,204,791
 Corvis Corp.* ..............................        195,700        837,596
 JDS Uniphase Corp.* ........................        121,640      1,601,999
 Lucent Technologies, Inc. ..................        316,900      1,964,780
 Nokia Oyj (ADR) ............................        316,200      6,969,048
 Nortel Networks Corp. ......................        264,400      2,403,396
 QUALCOMM, Inc.* ............................         77,900      4,434,847
 Sonus Networks, Inc.* ......................        103,400      2,346,146
 Tellabs, Inc.* .............................         53,974        998,519
                                                                -----------
                                                                 24,988,494
                                                                -----------
 Service Industries 7.5%
 EDP Services 5.9%
 Automatic Data Processing, Inc. ............         89,600      4,453,120
 Electronic Data Systems Corp. ..............        125,200      7,825,000
 First Data Corp. ...........................         67,200      4,317,600
 Fiserv, Inc.* ..............................         48,200      2,988,400
 VeriSign, Inc.* ............................         39,700      2,306,570
                                                                -----------
                                                                 21,890,690
                                                                -----------
 Miscellaneous Commercial Services 0.7%
 Paychex, Inc. ..............................         63,600      2,626,680
                                                                -----------
 Miscellaneous Consumer Services 0.9%
 eBay, Inc.* ................................         46,000      3,119,260
                                                                -----------

                                                      Shares      Value ($)
--------------------------------------------------------------------------------

 Technology 57.0%
 Computer Software 18.4%
 Adobe Systems, Inc. ........................        109,100      5,126,609
 BEA Systems, Inc.* .........................         55,458      1,830,669
 Cadence Design Systems, Inc.* ..............         91,900      1,712,097
 Check Point Software Technologies,
    Ltd.* ...................................         91,000      4,637,360
 Computer Associates
    International, Inc. .....................         82,300      2,962,800
 Compuware Corp.* ...........................        166,000      2,274,200
 Comverse Technology, Inc.* .................         56,000      3,233,440
 i2 Technologies, Inc.* .....................         63,446      1,249,886
 Intuit, Inc.* ..............................         72,877      2,848,762
 Mercury Interactive Corp.* .................         66,000      4,026,000
 Microsoft Corp.* ...........................        232,173     16,658,413
 Oracle Corp.* ..............................        471,100      9,261,826
 Palm, Inc.* ................................        166,500      1,012,318
 PeopleSoft, Inc.* ..........................         49,800      2,415,300
 Siebel Systems, Inc.* ......................         51,000      2,424,030
 VERITAS Software Corp.* ....................         98,417      6,643,148
                                                                -----------
                                                                 68,316,858
                                                                -----------
 Diverse Electronic Products 5.0%
 Dell Computer Corp.* .......................        235,375      6,350,418
 Hewlett-Packard Co. ........................        163,300      4,670,380
 Motorola, Inc. .............................        256,120      4,241,347
 Teradyne, Inc.* ............................         95,100      3,147,810
                                                                -----------
                                                                 18,409,955
                                                                -----------
 EDP Peripherals 4.0%
 Brocade Communications Systems,
    Inc.* ...................................        129,100      5,604,231
 EMC Corp.* .................................        189,600      5,507,880
 Network Appliance, Inc.* ...................        104,800      1,442,048
 Symbol Technologies, Inc. ..................        101,700      2,257,740
                                                                -----------
                                                                 14,811,899
                                                                -----------
 Electronic Components/Distributors 2.7%
 Altera Corp.* ..............................         32,300        957,695
 Analog Devices, Inc.* ......................        126,200      5,458,150
 Flextronics International, Ltd.* ...........         89,100      2,378,079
 Juniper Networks, Inc.* ....................         32,329      1,000,583
                                                                -----------
                                                                  9,794,507
                                                                -----------
 Electronic Data Processing 7.1%
 Compaq Computer Corp. ......................        313,600      4,857,664
 International Business Machines Corp. ......        128,300     14,497,900
 Sun Microsystems, Inc.* ....................        428,848      6,925,895
                                                                -----------
                                                                 26,281,459
                                                                -----------
 Semiconductors 15.8%
 Applied Materials, Inc.* ...................         94,860      4,850,192
 Intel Corp. ................................        404,400     12,269,496
 KLA-Tencor Corp.* ..........................        180,900     10,644,156
 Linear Technology Corp. ....................         62,400      2,909,712
 Maxim Integrated Products, Inc.* ...........         75,200      3,539,664
 Micron Technology, Inc.* ...................        170,000      6,987,000


    The accompanying notes are an integral part of the financial statements.

                                                      Shares       Value ($)
----------------------------------------------------------------------------

 Novellus Systems, Inc.* ...................          41,800       2,328,260
 STMicroelectronics NV
    (New York shares) ......................         100,000       3,400,000
 Texas Instruments, Inc. ...................         254,544       8,018,136
 Vitesse Semiconductor Corp.* ..............          57,500       1,216,125
 Xilinx, Inc.* .............................          60,200       2,495,290
                                                                 -----------
                                                                  58,658,031
                                                                 -----------
 Telecommunications Equipment 3.4%
 Cisco Systems, Inc.* ......................         645,700      12,474,278
                                                                 -----------



                                                      Shares        Value ($)
----------------------------------------------------------------------------

 Miscellaneous 0.6%
 Agilent Technologies, Inc.* ...............          73,000       2,372,500
                                                                 -----------

----------------------------------------------------------------------------
Total Common Stocks (Cost $359,788,140)                          286,498,261
----------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $443,890,101) (a)                                       370,600,222
----------------------------------------------------------------------------


--------------------------------------------------------------------------------
Notes to Scudder Technology Growth Portfolio of Investments
--------------------------------------------------------------------------------

*        Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

***      Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $443,890,101. At June 30, 2001, net unrealized depreciation for all securities based on tax cost was $73,289,879. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,315,828 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $89,605,707.


-----------------------------------------------------------------------------------------------------------------------------

   At June 30, 2001, outstanding written options were as follows:
                                                                                        Expiration     Strike       Market
    Call Options                                                            Shares         Date      Price ($)     Value ($)
    --------------------------------------------------------------------  -----------  ------------ ------------  -----------
    PeopleSoft, Inc. ..................................................         498     7/22/2001      47.50        184,260
                                                                                                                  ---------
    Total outstanding written options (Premium received $154,380) ..........................................        184,260
                                                                                                                  ---------


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $443,890,101) ......................   $ 370,600,222
Cash .........................................................................             103
Receivable for investments sold ..............................................       1,904,960
Dividends receivable .........................................................          43,041
Interest receivable ..........................................................         241,613
Receivable for Portfolio shares sold .........................................         120,607
Foreign taxes recoverable ....................................................             400
                                                                                 -------------
Total assets .................................................................     372,910,946

Liabilities
----------------------------------------------------------------------------------------------
Payable for investments purchased ............................................      13,719,262
Written options, at value (premiums received $154,380) .......................         184,260
Accrued management fee .......................................................         206,981
Other accrued expenses and payables ..........................................          77,759
                                                                                 -------------
Total liabilities ............................................................      14,188,262
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 358,722,684
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income 422,630 Net unrealized appreciation
(depreciation) on:
  Investments ................................................................     (73,289,879)
  Written options ............................................................         (29,880)
Accumulated net realized gain (loss) .........................................     (78,501,390)
Paid-in capital ..............................................................     510,121,203
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 358,722,684
----------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($358,722,684 / 32,713,309
   outstanding shares of beneficial interest, $.01 par value, unlimited number   -------------
   of shares authorized) .....................................................   $       10.97
                                                                                 -------------


    The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2001 (Unaudited)
----------------------------------------------------------------------------------------------

Investment Income
----------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $9,620) ..........................   $     690,440
Interest .....................................................................       1,184,796
                                                                                 -------------
Total Income .................................................................       1,875,236
                                                                                 -------------
Expenses:
Management fee ...............................................................       1,177,109
Custodian and accounting fees ................................................          44,418
Auditing .....................................................................          17,282
Legal ........................................................................           1,750
Trustees' fees and expenses ..................................................           9,879
Reports to shareholders ......................................................          39,279
Other ........................................................................             431
                                                                                 -------------
Total expenses, before expense reductions ....................................       1,290,148
Expense reductions ...........................................................          (2,585)
                                                                                 -------------
Total expenses, after expense reductions .....................................       1,287,563
Net investment income (loss) .................................................         587,673
Realized and unrealized gain (loss) on investment transactions
                                                                                 -------------
Net realized gain (loss) from investments ....................................     (35,654,527)
                                                                                 -------------
Net unrealized appreciation (depreciation) during the period on:
Investments ..................................................................     (36,869,271)
Written options ..............................................................         (29,880)
                                                                                 -------------
                                                                                   (36,899,151)
----------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                         (72,553,678)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $ (71,966,005)
----------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                           Six Months Ended     Year Ended
                                                                                             June 30, 2001     December 31,
Increase (Decrease) in Net Assets                                                             (Unaudited)          2000
---------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ..........................................................   $     587,673    $     478,166
Net realized gain (loss) on investment transactions ...................................     (35,654,527)     (42,846,863)
Net unrealized appreciation (depreciation) on investment transactions during the period     (36,899,151)     (56,318,845)
                                                                                          -------------    -------------
Net increase (decrease) in net assets resulting from operations .......................     (71,966,005)     (98,687,542)
                                                                                          -------------    -------------
Distributions to shareholders from:
Net investment income .................................................................        (547,146)            --
                                                                                          -------------    -------------
Net realized gains ....................................................................            --           (873,790)
                                                                                          -------------    -------------
Portfolio share transactions:
Proceeds from shares sold .............................................................     195,320,430      296,670,353
Reinvestment of distributions .........................................................         547,146          873,790
Cost of shares redeemed ...............................................................     (34,306,983)     (12,516,859)
                                                                                          -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions ...............     161,560,593      285,027,284
                                                                                          -------------    -------------
Increase (decrease) in net assets .....................................................      89,047,442      185,465,952
Net assets at beginning of period .....................................................     269,675,242       84,209,290
Net assets at end of period (including undistributed net investment income of $422,630    -------------    -------------
   and $382,103, respectively) ........................................................   $ 358,722,684    $ 269,675,242
                                                                                          -------------    -------------
Other Information (a)
------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period .............................................      19,442,070        4,738,845
                                                                                          -------------    -------------
Shares sold ...........................................................................      16,140,167       15,397,268
Shares issued to shareholders in reinvestment of distributions ........................          54,906           41,109
Shares redeemed .......................................................................      (2,923,834)        (735,152)
                                                                                          -------------    -------------
Net increase (decrease) in Portfolio shares ...........................................      13,271,239       14,703,225
                                                                                          -------------    -------------
Shares outstanding at end of period ...................................................      32,713,309       19,442,070
                                                                                          -------------    -------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                       2001(b)   2000(a)  1999(a)(c)
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $ 13.87      17.77     10.00
                                                                             --------------------------------
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income (loss) (d)                                                 .02        .04       .05
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions            (2.90)     (3.84)      7.72
                                                                             --------------------------------
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                              (2.88)     (3.80)      7.77
-------------------------------------------------------------------------------------------------------------
Less distributions from:
-------------------------------------------------------------------------------------------------------------
Net investment income                                                          (.02)         --        --
-------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                     --      (.10)        --
                                                                             --------------------------------
-------------------------------------------------------------------------------------------------------------
Total distributions                                                            (.02)      (.10)        --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $ 10.97      13.87     17.77
                                                                             --------------------------------
-------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             (20.76)**  (21.57)   77.70(e)**
-------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                           359        270        84
-------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                 .81*        .82     1.19*
-------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                  .81*        .82      .94*
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                       .37*        .21      .60*
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                      57*        107       34*
-------------------------------------------------------------------------------------------------------------


(a) On June 18, 2001, the Fund implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to June 30, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

(b)      For the six months ended June 30, 2001 (Unaudited).

(c) For the period from May 1, 1999 (commencement of operations) to December 31, 1999.

(d)      Based on average shares outstanding during the period.

(e) Total return would have been lower had certain expenses not been reduced.

*        Annualized        ** Not annualized



    The accompanying notes are an integral part of the financial statements.

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2001

Scudder Total Return Portfolio

Low levels of investor conviction coupled with high anxiety resulted in extremely fickle equity markets. At the period's onset, the portfolio was more aggressively positioned than its competitors. As economic concerns intensified, we pared back stock holdings and raised bonds. Our competitors' larger bond position, and perhaps their earlier purchase of them, enabled them to capture greater gains during the first half of the period. Further, an underweight in technology caused the portfolio to slip when in January the Federal Reserve Board reversed its monetary policy, giving tech a bounce.

Bond holdings helped temper the volatile equity markets and mitigate losses. Risk-averse investors raised demand for higher-quality bonds, which contributed to positive returns. Notably, U.S. Treasury and agency securities -- the largest component of bond holdings -- benefited from a favorable supply/demand dynamic.

In the second half, the 60/40 split between stocks and bonds proved advantageous amidst a more bullish equity environment. While performance improved markedly, gains were not sufficient to offset earlier losses. In April we increased technology, bringing the portfolio's weighting to par with the benchmark. Following the April rate cut, we began to see significant, sustained technology stock performance. Several new buys climbed, enabling us to take profits and recover lost ground. Long-held names, including Intel and Microsoft (both among the top 10 largest holdings), posted stellar performance.

We intend to maintain the current asset allocation until corporate earnings and economic growth improve. We'll then move to expand equity holdings again. While we do not foresee major changes in industry allocations, we are making the portfolio somewhat more aggressive.

Gary A. Langbaum
Lead Portfolio Manager
Zurich Scudder Investments, Inc.

Investment Portfolio                             as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Scudder Total Return Portfolio

                                                  Principal
                                                  Amount ($)   Value ($)
-------------------------------------------------------------------------


-------------------------------------------------------------------------
Short-Term Investments 2.7%
-------------------------------------------------------------------------

 Federal Home Loan Bank, 3.5%**,                             ------------
     7/2/2001 (Cost $24,212,350) ............    24,215,000    24,212,350
                                                             ------------
-------------------------------------------------------------------------
U.S. Government & Agency Obligations 29.0%
-------------------------------------------------------------------------

 Federal National Mortgage Association:
    6.5%, 7/1/2030 ..........................    17,719,763    17,450,245
    7% with various maturities to
      2/1/2031 ..............................     7,104,415     7,177,988
    7.5% with various maturities to
      10/1/2030 .............................     7,625,821     7,804,815
    8%, 9/1/2015 ............................     2,342,980     2,431,100
 Government National Mortgage Association:
    6.5% with various maturities to
      4/15/2029 .............................     4,744,289     4,700,491
    7% with various maturities to
      6/15/2028 .............................     9,642,839     9,741,967
    7.5%, 12/20/2030 ........................     4,777,769     4,881,972
    8% with various maturities to
      9/15/2030 .............................     3,372,792     3,495,157
 U.S. Treasury Bonds:
    5.625%, 11/30/2002 ......................    19,485,000    19,893,016
    6.125%, 8/15/2029 .......................     6,350,000     6,577,203
    6.25%, 5/15/2030 ........................     5,150,000     5,454,931
    9.375%, 2/15/2006 .......................    33,275,000    39,238,545
 U.S. Treasury Notes:
    4.625%, 5/15/2006 .......................     9,125,000     8,999,531
    4.75%, 1/31/2003 ........................     8,100,000     8,168,364
    5%, 2/15/2011 ...........................     4,450,000     4,317,167
    5.375%, 2/15/2031 .......................     6,300,000     5,969,250
    5.75%, 11/15/2005 .......................    23,680,000    24,253,293
    5.75%, 8/15/2010 ........................    19,415,000    19,864,457
    6.25%, 2/28/2002 ........................    18,040,000    18,330,264
    6.75%, 5/15/2005 ........................    40,110,000    42,704,315

-------------------------------------------------------------------------
Total U.S. Government & Agency Obligations
   (Cost $257,535,683)                                        261,454,071
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Foreign Bonds -- U.S.$ Denominated 0.4%
-------------------------------------------------------------------------

 Esprit Telecom Group PLC, 11.5%,
    12/15/2007 ..............................       630,000        13,387
 MetroNet Communications Corp.,
    Step-up Coupon, 0% to 6/15/2003,
    9.95%, 6/15/2008 ........................     1,900,000     1,605,025
 Province of Quebec, 5.5%, 4/11/2006 ........     1,500,000     1,477,335

-------------------------------------------------------------------------
Total Foreign Bonds -- U.S.$ Denominated
   (Cost $3,820,070)                                            3,095,747
-------------------------------------------------------------------------


                                                 Principal
                                                 Amount ($)      Value ($)
-------------------------------------------------------------------------


-------------------------------------------------------------------------
Asset Backed 0.7%
-------------------------------------------------------------------------

 Citibank Credit Card Issuance Trust,
    Series 2000-A1, 6.9%, 10/17/2007 ........     1,750,000     1,824,649
 Daimler Chrysler Auto Trust, Series
    2000-C A3, 6.82%, 9/6/2004 ..............     2,000,000     2,061,071
 MBNA Master Credit Card Trust,
    Series 2000-I A, 6.9%, 1/15/2008 ........     2,050,000     2,141,075

-------------------------------------------------------------------------
Total Asset Backed (Cost $5,797,970)                            6,026,795
-------------------------------------------------------------------------


-------------------------------------------------------------------------
Corporate Bonds 8.4%
-------------------------------------------------------------------------

 Consumer Discretionary 0.6%
 AFC Enterprises, 10.25%, 5/15/2007 .........       700,000       728,000
 Cinemark USA, Inc., 8.5%, 8/1/2008 .........       800,000       656,000
 MGM Grand, Inc., 9.75%, 6/1/2007 ...........     1,450,000     1,547,875
 Park Place Entertainment, Inc.,
    8.5%, 11/15/2006 ........................     1,000,000     1,051,971
 Wal-Mart Stores, 6.875%, 8/10/2009 .........     1,625,000     1,683,533
                                                             ------------
                                                                5,667,379
                                                             ------------
 Consumer Staples 0.3%
 Pepsi Bottling Holdings, Inc., 5.625%,
    2/17/2009 ...............................     1,625,000     1,559,431
 Unilever Capital Corp., 7.125%,
    11/1/2010 ...............................     1,525,000     1,579,992
                                                             ------------
                                                                3,139,423
                                                             ------------
 Health 0.2%
 Magellan Health Services, Inc., 9%,
    2/15/2008 ...............................     2,270,000     2,139,475
                                                             ------------
 Communications 1.3%
 Intermedia Communications, 8.6%,
    6/1/2008 ................................     1,930,000     1,891,400
 McLeod USA, Inc., Step-up Coupon,
    0% to 3/1/2002, 10.5% to 3/1/2007 .......     1,650,000       874,500
 Nextel Communications, Inc.:
    9.375%, 11/15/2009 ......................     2,080,000     1,648,400
    9.5%, 2/1/2011 ..........................     1,650,000     1,293,187
 Qwest Communications International,
    Inc., 7.5%, 11/1/2008 ...................     2,350,000     2,382,712
 Rogers Cantel, Inc., 8.8%, 10/1/2007 .......     2,100,000     1,963,500
 Sprint Capital Corp., 7.625%,
    1/30/2011 ...............................     1,625,000     1,606,020
                                                             ------------
                                                               11,659,719
                                                             ------------
 Financial 2.7%
 Capital One Bank, 6.875%, 2/1/2006 .........     1,375,000     1,345,245
 Citigroup, Inc., 7.25%, 10/1/2010 ..........     1,625,000     1,686,831
 Federal National Mortgage Association:
    5.25%, 6/15/2006 ........................     2,875,000     2,833,658
    7%, 7/15/2005 ...........................     9,480,000    10,016,189
 Firstar Bank NA, 7.125%,
    12/1/2009 ...............................       800,000       824,152


    The accompanying notes are an integral part of the financial statements.

                                                 Principal
                                                 Amount ($)   Value ($)
-----------------------------------------------------------------------

 FleetBoston Financial Corp., Series
    2000-C, 7.25%, 9/15/2005 ................    1,450,000    1,518,614
 Ford Motor Credit Co., 7.6%,
    8/1/2005 ................................    1,450,000    1,521,804
 General Electric Capital Corp.,
    6.5%, 12/10/2007 ........................    1,625,000    1,673,311
 PNC Funding Corp., 7.5%, 11/1/2009 .........      825,000      863,313
 Wells Fargo & Co.:
    7.25%, 8/24/2005 ........................    1,625,000    1,714,895
    7.55%, 6/21/2010 ........................      625,000      661,906
                                                           ------------
                                                             24,659,918
                                                           ------------
 Media 1.0%
 CSC Holdings, Inc., 7.875%,
    12/15/2007 ..............................    2,000,000    2,006,898
 Charter Communications
    Holdings LLC, 8.625%, 4/1/2009 ..........      500,000      475,000
 Comcast Cable Communications,
    7.125%, 6/15/2013 .......................    1,625,000    1,609,433
 News America Holdings, Inc.,
    9.25%, 2/1/2013 .........................      800,000      900,408
 Sinclair Broadcasting Group, Inc.,
    8.75%, 12/15/2007 .......................      850,000      809,625
 TeleWest Communications PLC,
    11% to 10/1/2007 ........................    1,975,000    1,663,937
 Time Warner, Inc., 9.125%,
    1/15/2013 ...............................    1,625,000    1,860,414
                                                           ------------
                                                              9,325,715
                                                           ------------
 Service Industries 0.2%
 NTL, Inc., 11.5%, 2/1/2006 .................    2,270,000    1,532,250
                                                           ------------
 Manufacturing 0.4%
 Dow Chemical, 7%, 8/15/2005 ................    1,625,000    1,697,767
 International Paper Co., 8%,
    7/8/2003 ................................    1,625,000    1,700,562
 Plainwell, Inc., 11%, 3/1/2008* ............    1,020,000       10,200
                                                           ------------
                                                              3,408,529
                                                           ------------
 Technology 0.0% PSINet, Inc.:
    10%, 2/15/2005* .........................      810,000       48,600
    11.5%, 11/1/2008* .......................    1,040,000       62,400
                                                           ------------
                                                                111,000
                                                           ------------
 Energy 0.7%
 Petroleum Geo-Services, 7.5%,
    3/31/2007 ...............................    1,625,000    1,596,140
 Phillips Petroleum Co., 8.75%,
    5/25/2010 ...............................    1,625,000    1,855,457
 Progress Energy, Inc., 6.75%,
    3/1/2006 ................................      950,000      967,090
 Texas Eastern Transmission Corp.,
    7.3%, 12/1/2010 .........................    1,625,000    1,668,648
                                                           ------------
                                                              6,087,335
                                                           ------------
 Construction 0.5%
 Del Webb Corp., 9.75%, 1/15/2008 ...........    2,250,000    2,311,875
 Hovnanian Enterprises, Inc., 10.5%,
    10/1/2007 ...............................    1,725,000    1,772,438
                                                           ------------
                                                              4,084,313
                                                           ------------

                                                 Principal
                                                 Amount ($)    Value ($)
------------------------------------------------------------------------
 Utilities 0.5%
 Alabama Power Co., 7.125%,
    8/15/2004 ...............................      800,000      831,544
 DTE Energy Co., 6.45%, 6/1/2006 ............    1,550,000    1,559,874
 KeySpan Corp., 7.625%, 11/15/2010 ..........    1,750,000    1,851,168
                                                           ------------
                                                              4,242,586
                                                           ------------

------------------------------------------------------------------------
Total Corporate Bonds (Cost $79,824,030)                     76,057,642
------------------------------------------------------------------------



                                                   Shares
------------------------------------------------------------------------

------------------------------------------------------------------------
Common Stocks and Warrants 58.8%
------------------------------------------------------------------------

 Consumer Discretionary 6.0%
 Department & Chain Stores
 Costco Wholesale Corp.* ....................      135,500    5,696,420
 Gap, Inc. ..................................      243,100    7,049,900
 Home Depot, Inc. ...........................      168,100    7,825,055
 Kohl's Corp.* ..............................      128,900    8,085,897
 Lowe's Companies, Inc. .....................       76,600    5,557,330
 Target Corp. ...............................      234,500    8,113,700
 Wal-Mart Stores, Inc. ......................      244,400   11,926,720
                                                           ------------
                                                             54,255,022
                                                           ------------
 Consumer Staples 2.7%
 Food & Beverage 1.9%
 Coca-Cola Co. ..............................      144,800    6,516,000
 PepsiCo, Inc. ..............................      120,100    5,308,420
 Quaker Oats Co. ............................       32,000    2,920,000
 Unilever NV (New York shares) ..............       47,000    2,799,790
                                                           ------------
                                                             17,544,210
                                                           ------------
 Package Goods/Cosmetics 0.8%
 Colgate-Palmolive Co. ......................      120,400    7,102,396
                                                           ------------
 Health 10.5%
 Biotechnology 1.8%
 Amgen, Inc.* ...............................       89,500    5,541,840
 Genentech, Inc.* ...........................       98,800    5,443,880
 Genzyme Corp. (General Division)* ..........       85,400    5,033,476
                                                           ------------
                                                             16,019,196
                                                           ------------
 Hospital Management 0.7%
 Tenet Healthcare Corp. .....................      128,300    6,618,997
                                                           ------------
 Medical Supply & Specialty 1.2%
 Baxter International, Inc. .................      121,400    5,948,600
 Becton, Dickinson & Co. ....................      132,500    4,742,175
                                                           ------------
                                                             10,690,775
                                                           ------------
 Pharmaceuticals 6.8%
 Abbott Laboratories ........................      218,300   10,480,583
 Allergan, Inc. .............................       81,300    6,951,150
 American Home Products Corp. ...............      125,200    7,316,688
 Eli Lilly & Co. ............................       50,700    3,751,800
 Johnson & Johnson ..........................      293,866   14,693,300
 Pfizer, Inc. ...............................      390,075   15,622,504

    The accompanying notes are an integral part of the financial statements.

                                                 Shares      Value ($)
---------------------------------------------------------------------
 Schering-Plough Corp. ....................       68,000    2,464,320
                                                          -----------
                                                           61,280,345
                                                          -----------
 Communications 1.4%
 Cellular Telephone 0.7%
 AT&T Wireless Services, Inc.* ............      216,600    3,541,410
 QUALCOMM, Inc.* ..........................       56,000    3,188,080
                                                          -----------
                                                            6,729,490
                                                          -----------
 Telephone/Communications 0.7%
 BroadWing, Inc.* .........................      248,200    6,068,490
 Olivetti SpA, Warrants ...................          960          272
                                                          -----------
                                                            6,068,762
                                                          -----------
 Financial 11.1%
 Banks 2.7%
 Fifth Third Bancorp ......................       80,000    4,828,000
 J.P. Morgan Chase & Co. ..................      174,450    7,780,470
 Mellon Financial Corp. ...................      131,500    6,049,000
 National City Corp. ......................      178,900    5,506,542
                                                          -----------
                                                           24,164,012
                                                          -----------
 Insurance 4.6%
 Allstate Corp. ...........................      185,700    8,168,943
 American International Group, Inc. .......      133,937   11,518,582
 Hartford Financial Services Group, Inc. ..      121,400    8,303,760
 Jefferson Pilot Corp. ....................      115,874    5,599,032
 St. Paul Companies, Inc. .................      149,000    7,552,810
                                                          -----------
                                                           41,143,127
                                                          -----------
 Consumer Finance 3.3%
 Citigroup, Inc. ..........................      290,099   15,328,831
 Household International, Inc. ............      118,662    7,914,755
 Providian Financial Corp. ................      118,200    6,997,440
                                                          -----------
                                                           30,241,026
                                                          -----------
 Investment 0.5%
 Merrill Lynch & Co., Inc. ................       68,500    4,058,625
                                                          -----------
 Media 4.5%
 Advertising 0.7%
 Omnicom Group, Inc. ......................       71,100    6,114,600
                                                          -----------
 Broadcasting & Entertainment 2.7%
 AOL Time Warner, Inc.* ...................      172,000    9,116,000
 Clear Channel Communications, Inc.* ......      103,200    6,470,640
 Viacom, Inc. "B"* ........................      168,639    8,727,068
                                                          -----------
                                                           24,313,708
                                                          -----------
 Cable Television 0.4%
 AT&T Corp. -- Liberty Media Group
    "A"* ..................................      233,500    4,083,915
                                                          -----------
 Print Media 0.7%
 Tribune Co. ..............................      157,800    6,313,578
                                                          -----------
 Service Industries 0.6%
 Miscellaneous Commercial Services
 United Parcel Service "B" ................       98,200    5,675,960
                                                          -----------


                                      Shares                Value ($)
---------------------------------------------------------------------
 Durables 0.8%
 Aerospace
 General Dynamics Corp. ...................       37,400    2,910,094
 United Technologies Corp. ................       53,900    3,948,714
                                                          -----------
                                                            6,858,808
                                                          -----------
 Manufacturing 4.6%
 Chemicals 1.2%
 PPG Industries, Inc. .....................      112,600    5,919,382
 Praxair, Inc. ............................      107,000    5,029,000
                                                          -----------
                                                           10,948,382
                                                          -----------
 Diversified Manufacturing 2.6%
 General Electric Co. .....................      479,400   23,370,750
 Siemens AG ...............................          675       41,004
                                                          -----------
                                                           23,411,754
                                                          -----------
 Machinery/Components/Controls 0.8%
 Illinois Tool Works, Inc. ................      104,835    6,636,056
                                                          -----------
 Technology 11.6%
 Computer Software 4.2%
 BEA Systems, Inc.* .......................       92,600    3,056,726
 i2 Technologies, Inc.* ...................      189,900    3,741,030
 Microsoft Corp.* .........................      308,300   22,120,525
 PeopleSoft, Inc.* ........................       60,000    2,910,000
 Siebel Systems, Inc.* ....................       65,000    3,089,450
 VERITAS Software Corp.* ..................       41,850    2,824,875
                                                          -----------
                                                           37,742,606
                                                          -----------
 Diverse Electronic Products 1.6%
 Dell Computer Corp.* .....................      278,400    7,511,232
 Hewlett-Packard Co. ......................      145,000    4,147,000
 Teradyne, Inc.* ..........................      100,000    3,310,000
                                                          -----------
                                                           14,968,232
                                                          -----------
 EDP Peripherals 0.3%
 Brocade Communications Systems,
    Inc.* .................................       58,500    2,539,485
                                                          -----------
 Electronic Data Processing 1.0%
 International Business Machines Corp. ....       80,800    9,130,400
                                                          -----------
 Semiconductors 4.0%
 Applied Materials, Inc.* .................       81,200    4,151,756
 Intel Corp. ..............................      392,000   11,893,280
 KLA-Tencor Corp.* ........................       69,800    4,107,032
 Linear Technology Corp. ..................       65,200    3,040,276
 Micron Technology, Inc.* .................      100,000    4,110,000
 Texas Instruments, Inc. ..................      193,900    6,107,850
 Xilinx, Inc.* ............................       66,000    2,735,700
                                                          -----------
                                                           36,145,894
                                                          -----------
 Telecommunications
 Equipment 0.5%
 Cisco Systems, Inc.* .....................      227,000    4,385,413
                                                          -----------
 Energy 3.9%
 Oil & Gas Production 3.2%
 BP PLC (ADR) .............................      101,600    5,064,760


    The accompanying notes are an integral part of the financial statements.

                                                   Shares      Value ($)
------------------------------------------------------------------------
 Exxon Mobil Corp. .........................       161,929    14,144,498
 Nabors Industries, Inc.* ..................       132,500     4,929,000
 Royal Dutch Petroleum Co.
    (New York shares) ......................        88,900     5,180,203
                                                             -----------
                                                              29,318,461
                                                             -----------
 Oilfield Services/Equipment 0.7%
 BJ Services Co.* ..........................       212,000     6,016,560
                                                             -----------
 Transportation 0.9%
 Railroads
 Union Pacific Corp. .......................       144,100     7,912,531
                                                             -----------


                                                    Shares     Value ($)
------------------------------------------------------------------------
 Utilities 0.2%
 Electric Utilities
 Mirant Corp. ..............................        47,900     1,647,760
                                                             -----------

------------------------------------------------------------------------
Total Common Stocks and Warrants
   (Cost $463,077,156)                                       530,080,086
------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $834,267,259) (a)                                   900,926,691
------------------------------------------------------------------------


--------------------------------------------------------------------------------
Notes to Scudder Total Return Portfolio of Investments
--------------------------------------------------------------------------------

* Non-income producing security. In the case of a bond, generally denotes the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

**       Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $836,010,215. At June 30, 2001, net unrealized appreciation for all securities based on tax cost was $64,916,476. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $88,333,563 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $23,417,087.

         The investments in mortgage-backed securities of the Government National Mortgage Association and Federal National Mortgage Association are interests in separate pools of mortgages. All separate investments in each of these issues which have similar coupon rates have been aggregated for presentation purposes in the Investment Portfolio. Effective maturities of these investments may be shorter than stated maturities due to prepayments.



    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $834,267,259) ......................   $ 900,926,691
Cash .........................................................................           3,462
Foreign currency, at value (cost $37,220) ....................................          36,871
Receivable for investments sold ..............................................       2,176,114
Dividends receivable .........................................................         207,656
Interest receivable ..........................................................       5,381,718
Receivable for Portfolio shares sold .........................................         314,102
Foreign taxes recoverable ....................................................          29,302
                                                                                 -------------
Total assets .................................................................     909,075,916

Liabilities
----------------------------------------------------------------------------------------------
Payable for investments purchased ............................................       4,272,809
Notes payable ................................................................       1,300,000
Payable for Portfolio shares redeemed ........................................         212,004
Accrued management fee .......................................................         429,303
Other accrued expenses and payables ..........................................         275,762
                                                                                 -------------
Total liabilities ............................................................       6,489,878
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 902,586,038
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income 9,997,536 Net unrealized appreciation
(depreciation) on:
  Investments ................................................................      66,150,933
  Foreign currency related transactions ......................................          (3,666)
Accumulated net realized gain (loss) .........................................     (16,225,558)
Paid-in capital ..............................................................     842,666,793
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 902,586,038
----------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($902,586,038 / 38,808,296
   outstanding shares of beneficial interest, $.01 par value, unlimited number   -------------
   of shares authorized) .....................................................   $       23.26
                                                                                 -------------


    The accompanying notes are an integral part of the financial statements.



                                      107

----------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2001 (Unaudited)
----------------------------------------------------------------------------------------------

Investment Income
----------------------------------------------------------------------------------------------
Income:
Dividends ....................................................................   $   2,417,136
Interest .....................................................................      11,504,701
                                                                                 -------------
Total Income .................................................................      13,921,837
                                                                                 -------------
Expenses:
Management fee ...............................................................       2,308,552
Custodian fees ...............................................................          15,100
Auditing .....................................................................          52,482
Legal ........................................................................          10,209
Trustees' fees and expenses ..................................................          33,162
Other ........................................................................           4,530
                                                                                 -------------
Total expenses, before expense reductions ....................................       2,424,035
Expense reductions ...........................................................            (466)
                                                                                 -------------
Total expenses, after expense reductions .....................................       2,423,569
----------------------------------------------------------------------------------------------
Net investment income (loss)                                                        11,498,268
----------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ..................................................................     (13,772,820)
Foreign currency related transactions ........................................          (1,644)
                                                                                 -------------
                                                                                   (13,774,464)
                                                                                 -------------
Net unrealized appreciation (depreciation) during the period on:
Investments ..................................................................     (25,669,278)
Foreign currency related transactions ........................................            (786)
                                                                                 -------------
                                                                                   (25,670,064)
----------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                         (39,444,528)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $ (27,946,260)
----------------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                            Six Months
                                                                                               Ended
                                                                                           June 30, 2001    Year Ended
Increase (Decrease) in Net Assets                                                           (Unaudited)  December 31, 2000
--------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...........................................................   $  11,498,268    $  24,855,323
Net realized gain (loss) on investment transactions ....................................     (13,774,464)      29,572,830
Net unrealized appreciation (depreciation) on investment transactions during the period      (25,670,064)     (77,942,993)
                                                                                           -------------    -------------
Net increase (decrease) in net assets resulting from operations ........................     (27,946,260)     (23,514,840)
                                                                                           -------------    -------------
Distributions to shareholders from:
Net investment income ..................................................................     (25,554,195)     (29,012,969)
                                                                                           -------------    -------------
Net realized gains .....................................................................     (30,345,606)     (43,519,453)
                                                                                           -------------    -------------
Portfolio share transactions:
Proceeds from shares sold ..............................................................      18,952,400       17,090,676
Net assets acquired in tax-free reorganizations ........................................     109,998,831             --
Reinvestment of distributions ..........................................................      55,899,801       72,532,422
Cost of shares redeemed ................................................................     (49,028,155)     (95,451,365)
                                                                                           -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions ................     135,822,877       (5,828,267)
                                                                                           -------------    -------------
Increase (decrease) in net assets ......................................................      51,976,816     (101,875,529)
Net assets at beginning of period ......................................................     850,609,222      952,484,751
Net assets at end of period (including undistributed net investment income of $9,997,536   -------------    -------------
   and $24,053,463, respectively) ......................................................   $ 902,586,038    $ 850,609,222
                                                                                           -------------    -------------
Other Information (a)
--------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ..............................................      32,828,444       33,047,701
                                                                                           -------------    -------------
Shares sold ............................................................................         800,580          628,530
Shares issued in tax-free reorganizations ..............................................       4,693,137             --
Shares issued to shareholders in reinvestment of distributions .........................       2,497,199        2,680,132
Shares redeemed ........................................................................      (2,011,064)      (3,527,919)
                                                                                           -------------    -------------
Net increase (decrease) in Portfolio shares ............................................       5,979,852         (219,257)
                                                                                           -------------    -------------
Shares outstanding at end of period ....................................................      38,808,296       32,828,444
                                                                                           -------------    -------------


(a) On June 18, 2001, the Fund implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to June 30, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).


    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                        2001(b)(d)  2000(a)   1999(a)   1998(a)   1997(a)   1996(a)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 25.91      28.82     27.35     28.22     28.15     25.79
                                                                -------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                     .32(c)     .74(c)    .84(c)       .86       .90       .84
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                     (1.22)     (1.40)      3.03      3.17      3.77      3.22
                                                                -------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  (.90)      (.66)      3.87      4.03      4.67      4.06
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                             (.80)      (.90)     (.90)     (.90)     (.90)     (.90)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                     (.95)     (1.35)    (1.50)    (4.00)    (3.70)     (.80)
                                                                -------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                              (1.75)     (2.25)    (2.40)    (4.90)    (4.60)    (1.70)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 23.26      25.91     28.82     27.35     28.22     28.15
                                                                -------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                (3.22)**    (2.63)     14.81     15.14     19.96     16.76
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                              903        851       952       865       787       697
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                              .58*        .61       .61       .60       .60       .59
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                         2.74*       2.75      3.12      3.33      3.32      3.21
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        111*        107        80        81       122        90
-----------------------------------------------------------------------------------------------------------------------------

(a) On June 18, 2001, the Fund implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to June 30, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

(b)      For the six months ended June 30, 2001 (Unaudited).

(c)      Based on average shares outstanding during the period.

(d) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 2.78% to 2.74%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

*        Annualized

**       Not annualized

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2001

SVS Dreman Financial Services Portfolio

Despite a favorable environment characterized by falling interest rates and a resurgence of interest in conventional value stocks, performance of the financial sector was lackluster overall. While the broadening of the market was positive for financials, low levels of investor conviction coupled with high anxiety resulted in extremely fickle markets.

Our more conservative approach precluded us from participating in more speculative sub-sectors, including some brokerage houses, online trading companies, and lenders. While this caused the portfolio to lose ground early on, it provided a distinct advantage when the groups reversed, ultimately pushing the portfolio past the benchmark.

Performance was hampered by the portfolio's overweighted positions in major regional banks, which remained unpopular with investors, and money center banks, which, due to their exposure to credit card losses, were vulnerable to the weak consumer economy. Normally strong contributors Fannie Mae and Freddie Mac (among the portfolio's largest positions) suffered setbacks. Similarly, American International Group (AIG) slipped, along with most insurers.

Given our ongoing economic concerns, we intend to maintain the portfolio's defensive positioning. We will remain underweighted in money center banks, which, in addition to credit card risk, have greater exposure to a recession in Europe or the Third World. We expect continued consolidation within the insurance industry and will seek to build our position in property and casualty companies. Finally, we will remain overweighted in regional banks. We're optimistic that investors soon will recognize their attractive combination of fundamental strength and depressed valuations, which should help drive up demand and prices.

David N. Dreman
Lead Portfolio Manager
Dreman Value Management LLC
Subadvisor to the Portfolio

Investment Portfolio                             as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

SVS Dreman Financial Services Portfolio

                                                Principal
                                                Amount ($)   Value ($)
----------------------------------------------------------------------


----------------------------------------------------------------------
Short-Term Investments 7.7%
----------------------------------------------------------------------

 Federal Home Loan Bank, Discount
    Note, 3.5%**, 7/2/2001                                 ----------
    (Cost $6,952,239) .....................    6,953,000    6,952,239
                                                           ----------


                                                Shares
----------------------------------------------------------------------


----------------------------------------------------------------------
Convertible Preferred Stocks 0.2%
----------------------------------------------------------------------

 Financial
 Corrections Corporation                                   ----------
    (Cost $170,079) .......................       10,099      140,378
                                                           ----------

----------------------------------------------------------------------
Common Stocks 92.1%
----------------------------------------------------------------------

 Health 1.1%
 Health Industry Services
 CIGNA Corp. ..............................       10,100      967,782
                                                           ----------
 Financial 91.0%
 Banks 40.9%
 BancWest Corp. ...........................       48,550    1,670,120
 Bank of America Corp. ....................       73,473    4,410,584
 Bank One Corp. ...........................       79,852    2,858,702
 Banknorth Group, Inc. ....................       19,200      432,192
 Colonial BancGroup, Inc. .................       36,450      524,151
 Corus Bankshares, Inc. ...................       15,150      907,485
 First Union Corp. ........................       54,200    1,893,748
 FleetBoston Financial Corp. ..............      102,349    4,037,668
 Golden West Financial Corp. ..............        8,500      546,040
 J.P. Morgan Chase & Co. ..................       89,895    4,009,317
 KeyCorp ..................................       84,675    2,205,784
 Mellon Financial Corp. ...................       30,100    1,384,600
 National Bank of Canada ..................       94,200    1,804,955
 North Fork Bancorp, Inc. .................       18,650      578,150
 PNC Financial Services Group .............       53,300    3,506,607
 Popular, Inc. ............................       24,800      803,768
 Provident Financial Group ................       10,715      354,238



                                     Shares                 Value ($)
----------------------------------------------------------------------

 SunTrust Banks, Inc. .....................       16,700    1,081,826
 Wells Fargo & Co. ........................       82,500    3,830,475
                                                           ----------
                                                           36,840,410
                                                           ----------
 Insurance 19.4%
 Aegon NV (ADR) ...........................        9,760      277,183
 Allstate Corp. ...........................       23,005    1,011,989
 American International Group, Inc. .......       96,073    8,262,278
 Chubb Corp. ..............................       10,050      778,172
 Jefferson Pilot Corp. ....................        7,213      348,508
 Lincoln National Corp. ...................       12,350      639,113
 Ohio Casualty Corp. ......................      100,500    1,306,500
 Safeco Corp. .............................       82,850    2,455,674
 St. Paul Companies, Inc. .................       36,750    1,862,858
 The Phoenix Companies, Inc.* .............        4,600       85,560
 Torchmark Corp. ..........................        9,750      392,048
                                                           ----------
                                                           17,419,883
                                                           ----------
 Investment 5.3%
 Bear Stearns Companies, Inc. .............       10,940      645,132
 Charles Schwab Corp. .....................        9,800      149,940
 Franklin Resources, Inc. .................       13,050      597,299
 Lehman Brothers Holdings, Inc. ...........       11,336      881,374
 Merrill Lynch & Co., Inc. ................       42,700    2,529,975
                                                           ----------
                                                            4,803,720
                                                           ----------
 Consumer Finance 8.3%
 American Express Co. .....................       55,600    2,157,279
 Citigroup, Inc. ..........................       81,200    4,290,608
 Household International, Inc. ............       16,000    1,067,200
                                                           ----------
                                                            7,515,087
                                                           ----------
 Other Financial Companies 17.1%
 Corrections Corporation ..................       15,360      244,992
 Fannie Mae ...............................       73,540    6,261,931
 Freddie Mac ..............................       70,595    4,941,650
 Marsh & McLennan Companies, Inc. .........       11,450    1,156,450
 USA Education, Inc. ......................       12,550      916,150
 Washington Mutual, Inc. ..................       49,180    1,846,709
                                                           ----------
                                                           15,367,882
                                                           ----------

----------------------------------------------------------------------
Total Common Stocks (Cost $73,974,131)                     82,914,764
----------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $81,096,449) (a)                                  90,007,381
----------------------------------------------------------------------


--------------------------------------------------------------------------------
Notes to SVS Dreman Financial Services Portfolio of Investments
--------------------------------------------------------------------------------

*        Non-income producing security.

**       Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $81,466,185. At June 30, 2001, net unrealized appreciation for all securities based on tax cost was $8,541,196. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,349,780 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,808,584.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------
Investments in securities, at value (cost $81,096,449) .......................   $ 90,007,381
Cash .........................................................................         70,106
Receivable for investments sold ..............................................         88,508
Dividends receivable .........................................................         91,230
Interest receivable ..........................................................         18,909
Receivable for Portfolio shares sold .........................................        139,437
                                                                                 ------------
Total assets .................................................................     90,415,571

Liabilities
---------------------------------------------------------------------------------------------
Payable for Portfolio shares redeemed ........................................          3,747
Accrued management fee .......................................................         53,355
Other accrued expenses and payables ..........................................         17,341
                                                                                 ------------
Total liabilities ............................................................         74,443
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 90,341,128
---------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................        376,865
Net unrealized appreciation (depreciation) on:
  Investments ................................................................      8,910,932
  Foreign currency related transactions ......................................             23
Accumulated net realized gain (loss) .........................................       (836,638)
Paid-in capital ..............................................................     81,889,946
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 90,341,128
---------------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($90,341,128 / 8,016,435
   outstanding shares of beneficial interest, $.01 par value, unlimited number   ------------
   of shares authorized) .....................................................   $      11.27
                                                                                 ------------


    The accompanying notes are an integral part of the financial statements.



                                      113

---------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2001 (Unaudited)
---------------------------------------------------------------------------------------------

Investment Income
---------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $6,410) ..........................   $    726,021
Interest .....................................................................        119,207
                                                                                 ------------
Total income .................................................................        845,228
                                                                                 ------------
Expenses:
Management fee ...............................................................        278,006
Custodian and accounting fees ................................................         31,749
Auditing .....................................................................          7,679
Legal ........................................................................          2,108
Trustees' fees and expenses ..................................................          3,059
Reports to shareholders ......................................................          5,931
Other ........................................................................            311
                                                                                 ------------
Total expenses, before expense reductions ....................................        328,843
Expense reductions ...........................................................           (738)
                                                                                 ------------
Total expenses, after expense reductions .....................................        328,105
---------------------------------------------------------------------------------------------
Net investment income (loss)                                                          517,123
---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
---------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ..................................................................       (420,034)
Foreign currency related transactions ........................................            160
                                                                                 ------------
                                                                                     (419,874)
                                                                                 ------------
Net unrealized appreciation (depreciation) during the period on:
Investments ..................................................................        289,942
Foreign currency related transactions ........................................             23
                                                                                 ------------
                                                                                      289,965
---------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                           (129,909)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $    387,214
---------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                               Six Months
                                                                                                  Ended         Year Ended
                                                                                              June 30, 2001    December 31,
Increase (Decrease) in Net Assets                                                              (Unaudited)         2000
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .............................................................   $    517,123    $    819,945
Net realized gain (loss) on investment transactions ......................................       (419,874)         33,637
Net unrealized appreciation (depreciation) on investment transactions during the period ..        289,965      10,768,704
                                                                                             ------------    ------------
Net increase (decrease) in net assets resulting from operations ..........................        387,214      11,622,286
                                                                                             ------------    ------------
Distributions to shareholders from:
Net investment income ....................................................................       (854,423)       (497,354)
                                                                                             ------------    ------------
Net realized gains .......................................................................       (328,624)        (66,314)
                                                                                             ------------    ------------
Portfolio share transactions:
Proceeds from shares sold ................................................................     36,753,664      37,137,247
Reinvestment of distributions ............................................................      1,183,047         563,668
Cost of shares redeemed ..................................................................    (12,658,591)    (10,219,358)
                                                                                             ------------    ------------
Net increase (decrease) in net assets from Portfolio share transactions ..................     25,278,120      27,481,557
                                                                                             ------------    ------------
Increase (decrease) in net assets ........................................................     24,482,287      38,540,175
Net assets at beginning of period ........................................................     65,858,841      27,318,666
Net assets at end of period (including undistributed net investment income of $376,865 and   ------------    ------------
   $714,165, respectively) ...............................................................   $ 90,341,128    $ 65,858,841
                                                                                             ------------    ------------
Other Information (a)
-------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ................................................      5,713,070       2,955,670
                                                                                             ------------    ------------
Shares sold ..............................................................................      3,354,205       3,787,834
Shares issued to shareholders in reinvestment of distributions ...........................        114,361          61,573
Shares redeemed ..........................................................................     (1,165,201)     (1,092,007)
                                                                                             ------------    ------------
Net increase (decrease) in Portfolio shares ..............................................      2,303,365       2,757,400
                                                                                             ------------    ------------
Shares outstanding at end of period ......................................................      8,016,435       5,713,070
                                                                                             ------------    ------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                            2001(d)   2000(a)   1999(a)   1998(a)(b)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $ 11.53      9.24      9.78     10.00
                                                                                   ------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                        .08(c)    .19(c)    .18(c)       .04
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                   (.16)      2.27     (.67)     (.26)
                                                                                   ------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                     (.08)      2.46     (.49)     (.22)
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                (.13)     (.15)     (.05)        --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                        (.05)     (.02)        --        --
                                                                                   ------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                  (.18)     (.17)     (.05)        --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $ 11.27     11.53      9.24      9.78
                                                                                   ------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                    (.53)**    27.04   (5.05)(e) (2.20)(e)**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                  90        66        27        16
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                       .89*       .91      1.04     1.73*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                        .89*       .89       .99      .99*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                            1.40*      2.01      1.75     1.29*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                             3*        13        13        6*
-----------------------------------------------------------------------------------------------------------------------------

(a) On June 18, 2001, the Fund implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to June 30, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

(b) For the period from May 4, 1998 (commencement of operations) to December 31, 1998.

(c)      Based on average shares outstanding during the period.

(d)      For the six months ended June 30, 2001 (Unaudited).

(e) Total return would have been lower had certain expenses not been reduced.

*        Annualized         ** Not annualized


    The accompanying notes are an integral part of the financial statements.

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2001

SVS Dreman High Return Equity Portfolio

Value stocks continued to outperform their growth counterparts, reversing an aberrant trend that had lasted several years. The shift was the result of the renewed price consciousness and reemphasis on company fundamentals of investors wearied by stock market volatility and crippling losses. Also, despite the Federal Reserve Board's dramatic attempts to stimulate the economy (ultimately including six interest rate cuts) fears of recession intensified, turning investors toward traditionally defensive industries.

Our strictly disciplined value investing strategy enabled the portfolio to decisively outperform its benchmark and peers. Unlike many value managers, in 1998 and 1999 we resisted the temptation to slip in technology or other growth stocks to boost returns. While we gave up some ground initially, our unwillingness to compromise our investment criteria has provided a significant advantage since technology reversed and value returned to favor.

During the period, we capitalized on rare opportunities to buy fundamentally sound consumer cyclical and conventional growth companies that had declined sharply, including a few high-end retailers and blue chip technology names. We reduced holdings in health care and took profits on oil services stocks that had appreciated considerably. We maintained our weightings in financials, tobacco, and in integrated oil companies, which should benefit from rising oil and gas prices.

We intend to keep the portfolio somewhat defensively positioned, due to ongoing economic concerns, while at the same time being aggressively opportunistic. Exceptional opportunities now exist to find fast-growing companies that have been knocked down into value territory.

David N. Dreman
Lead Portfolio Manager
Dreman Value Management LLC
Subadvisor to the Portfolio

Investment Portfolio                             as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

SVS Dreman High Return Equity Portfolio

                                               Principal
                                               Amount ($)   Value ($)
---------------------------------------------------------------------


---------------------------------------------------------------------
Repurchase Agreements 1.5%
---------------------------------------------------------------------

 State Street Bank and Trust Company,
    3.93%, to be repurchased at
    $4,273,399 on 7/2/2001**                               ----------
    (Cost $4,272,000) .....................    4,272,000    4,272,000
                                                           ----------

---------------------------------------------------------------------
Commercial Paper 1.8%
---------------------------------------------------------------------

 Ciesco LP, 3.78%***, 8/1/2001                             ----------
    (Cost $4,983,725) .....................    5,000,000    4,983,725
                                                           ----------
---------------------------------------------------------------------
Short-Term Investments 7.7%
---------------------------------------------------------------------

 Federal Home Loan Bank, 3.5%***,                          ----------
    7/2/2001 (Cost $21,221,677) ...........   21,224,000   21,221,677
                                                           ----------

                                                 Shares
---------------------------------------------------------------------


---------------------------------------------------------------------
Convertible Preferred Stocks 0.1%
---------------------------------------------------------------------

 Financial
 Other Financial Companies                                 ----------
 Corrections Corp. (Cost $204,908) ........       12,167      169,127
                                                           ----------

---------------------------------------------------------------------
Common Stocks 88.9%
---------------------------------------------------------------------

 Consumer Discretionary 11.0%
 Department & Chain Stores 5.2%
 Best Buy Co., Inc.* ......................       70,950    4,506,744
 Federated Department Stores, Inc.* .......       65,400    2,779,500
 Gap, Inc. ................................      214,020    6,206,580
 Nordstrom, Inc. ..........................       46,855      869,160
                                                           ----------
                                                           14,361,984
                                                           ----------
 Specialty Retail 5.8%
 Borders Group, Inc.* .....................      403,450    9,037,280
 Staples, Inc.* ...........................      171,415    2,591,795
 Toys "R" Us, Inc.* .......................      175,890    4,353,278
                                                           ----------
                                                           15,982,353
                                                           ----------
 Consumer Staples 21.6%
 Alcohol & Tobacco
 Imperial Tobacco Group ADR ...............       46,895    1,111,412
 Philip Morris Companies, Inc. ............      615,620   31,242,715
 R.J. Reynolds Tobacco Holdings, Inc. .....      189,073   10,323,386
 UST, Inc. ................................      391,590   11,301,287
 Universal Corp. ..........................      141,220    5,600,785
                                                           ----------
                                                           59,579,585
                                                           ----------
 Health 13.3%
 Health Industry Services 5.6%
 Humana, Inc.* ............................      881,030    8,678,146
 McKesson HBOC, Inc. ......................      187,600    6,963,712
                                                           ----------
                                                           15,641,858
                                                           ----------


                                                 Shares      Value ($)
---------------------------------------------------------------------

 Hospital Management 3.9%
 Tenet Healthcare Corp.* ..................      209,400   10,802,946
                                                           ----------
 Pharmaceuticals 3.8%
 Bristol-Myers Squibb Co. .................       48,800    2,552,240
 Merck & Co., Inc. ........................       81,100    5,183,101
 Schering-Plough Corp. ....................       73,400    2,660,016
                                                           ----------
                                                           10,395,357
                                                           ----------
 Communications 1.8%
 Telephone/Communications
 Lucent Technologies, Inc. ................      305,450    1,893,790
 Nortel Networks Corp. ....................      325,670    2,960,340
                                                           ----------
                                                            4,854,130
                                                           ----------
 Financial 23.9%
 Banks 11.3%
 Bank One Corp. ...........................      223,705    8,008,653
 Bank of America Corp. ....................       86,296    5,180,349
 First Union Corp. ........................      113,071    3,950,701
 FleetBoston Financial Corp. ..............      136,203    5,373,208
 KeyCorp ..................................      176,315    4,593,006
 PNC Financial Services Group .............       61,749    4,062,467
                                                           ----------
                                                           31,168,384
                                                           ----------
 Insurance 1.5%
 Ohio Casualty Corp. ......................       20,030      260,390
 Safeco Corp. .............................       41,135    1,219,241
 St. Paul Companies, Inc. .................       44,635    2,262,548
 The Phoenix Companies, Inc.* .............       14,000      260,400
                                                           ----------
                                                            4,002,579
                                                           ----------
 Other Financial Companies 11.1%
 Freddie Mac ..............................      191,841   13,428,870
 Fannie Mae ...............................      160,973   13,706,851
 Washington Mutual, Inc. ..................       97,770    3,671,264
                                                           ----------
                                                           30,806,985
                                                           ----------
 Service Industries 2.1%
 Environmental Services
 Transocean Sedo Forex, Inc. ..............       45,300    1,868,625
 Waste Management, Inc. ...................      129,865    4,002,439
                                                           ----------
                                                            5,871,064
                                                           ----------
 Manufacturing 0.0%
 Office Equipment/Supplies
 Xerox Corp. ..............................       11,700      111,969
                                                           ----------
 Technology 5.4%
 Computer Software 0.7%
 Oracle Corp.* ............................      105,155    2,067,347
                                                           ----------
 Diverse Electronic Products 2.5%
 Hewlett-Packard Co. ......................      199,320    5,700,552
 Motorola, Inc. ...........................       72,450    1,199,772
                                                           ----------
                                                            6,900,324
                                                           ----------

    The accompanying notes are an integral part of the financial statements.

                                                   Shares     Value ($)
-----------------------------------------------------------------------

 Electronic Data Processing 1.2%
 Apple Computer, Inc.* ....................       133,950     3,232,213
                                                            -----------
 Semiconductors 1.0%
 Intel Corp. ..............................        91,750     2,783,695
                                                            -----------
 Energy 9.7%
 Oil & Gas Production 9.5%
 BP PLC (ADR) .............................        56,434     2,813,235
 Conoco, Inc. .............................       109,900     3,176,110
 Conoco, Inc. "A" .........................       376,795    10,625,619
 Nabors Industries, Inc.* .................        10,000       372,000
 Texaco, Inc. .............................       138,175     9,202,455
                                                            -----------
                                                             26,189,419
                                                            -----------


                                                   Shares      Value ($)
-----------------------------------------------------------------------

 Oilfield Services/Equipment 0.2%
 Santa Fe International Corp. .............        22,100       640,900
                                                            -----------
 Utilities 0.0%
 Natural Gas Distribution
 NiSource, Inc.* ..........................        43,290       102,597
                                                            -----------
 Miscellaneous 0.1%
 Miscellaneous
 Corrections Corporation ..................        18,506       295,171
                                                            -----------

-----------------------------------------------------------------------
Total Common Stocks (Cost $223,086,626)                    245,790,860
-----------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $253,768,936) (a)                                 276,437,389
-----------------------------------------------------------------------


--------------------------------------------------------------------------------
Notes to SVS Dreman High Return Equity Portfolio of Investments
--------------------------------------------------------------------------------

*        Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

***      Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $254,792,685. At June 30, 2001, net unrealized appreciation for all securities based on tax cost was $21,644,704. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $35,136,676 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,491,972.

   At June 30, 2001, open futures purchased were as follows:

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                     Aggregate
                                                                                                        Face
    Futures                                                            Expiration Date   Contracts   Value ($)     Value ($)
    ----------------------------------------------------------------  ------------------ ---------  ------------  -----------
    S&P 500 Futures ..............................................    September 20, 2001    41      13,097,267    12,669,001
                                                                                                                 -----------
    Total net unrealized depreciation on open futures contracts ...............................................    (428,266)
                                                                                                                 -----------


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $253,768,936) ......................   $ 276,437,389
Cash .........................................................................         708,229
Receivable for investments sold ..............................................         613,645
Dividends receivable .........................................................         579,221
Interest receivable ..........................................................          71,111
Receivable for Portfolio shares sold .........................................       1,096,028
Receivable for daily variation margin on open futures contracts ..............          92,250
                                                                                 -------------
Total assets .................................................................     279,597,873

Liabilities
----------------------------------------------------------------------------------------------
Payable for investments purchased ............................................       4,435,499
Payable for Portfolio shares redeemed ........................................         220,266
Accrued management fee .......................................................         159,266
Other accrued expenses and payables ..........................................          21,227
                                                                                 -------------
Total liabilities ............................................................       4,836,258
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 274,761,615
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income 1,433,770 Net unrealized appreciation
(depreciation) on:
  Investments ................................................................      22,668,453
  Futures ....................................................................        (428,266)
Accumulated net realized gain (loss) .........................................      (1,380,500)
Paid-in capital ..............................................................     252,468,158
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 274,761,615
----------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($274,761,615 / 24,548,336
   outstanding shares of beneficial interest, $.01 par value, unlimited number   -------------
   of shares authorized) .....................................................   $       11.19
                                                                                 -------------


    The accompanying notes are an integral part of the financial statements.



                                      119

----------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2001 (Unaudited)
----------------------------------------------------------------------------------------------

Investment Income
----------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $6,931) ..........................   $   2,124,879
Interest .....................................................................         511,971
                                                                                 -------------
Total Income .................................................................       2,636,850
                                                                                 -------------
Expenses:
Management fee ...............................................................         773,777
Custodian and accounting fees ................................................          29,121
Auditing .....................................................................          11,523
Legal ........................................................................           1,047
Trustees' fees and expenses ..................................................           3,978
Reports to shareholders ......................................................           2,210
Other ........................................................................           2,211
                                                                                 -------------
Total expenses, before expense reductions ....................................         823,867
Expense reductions ...........................................................             (55)
                                                                                 -------------
Total expenses, after expense reductions .....................................         823,812
----------------------------------------------------------------------------------------------
Net investment income (loss)                                                         1,813,038
----------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ..................................................................         890,402
Futures ......................................................................        (475,132)
                                                                                 -------------
                                                                                       415,270
                                                                                 -------------
Net unrealized appreciation (depreciation) during the period on:
Investments ..................................................................       9,269,737
Futures ......................................................................        (428,266)
                                                                                 -------------
                                                                                     8,841,471
----------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                           9,256,741
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $  11,069,779
----------------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                            Six Months
                                                                                               Ended
                                                                                           June 30, 2001     Year Ended
Increase (Decrease) in Net Assets                                                           (Unaudited)    December 31,2000
---------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...........................................................   $   1,813,038    $   3,402,482
Net realized gain (loss) on investment transactions ....................................         415,270       (1,077,610)
Net unrealized appreciation (depreciation) on investment transactions during the period        8,841,471       31,915,716
                                                                                           -------------    -------------
Net increase (decrease) in net assets resulting from operations ........................      11,069,779       34,240,588
                                                                                           -------------    -------------
Distributions to shareholders from:
Net investment income ..................................................................      (2,559,657)      (2,301,095)
                                                                                           -------------    -------------
Net realized gains .....................................................................            --         (5,752,737)
                                                                                           -------------    -------------
Fund share transactions:
Proceeds from shares sold ..............................................................     101,631,425       44,557,632
Reinvestment of distributions ..........................................................       2,559,657        8,053,832
Cost of shares redeemed ................................................................      (5,874,075)     (24,311,394)
                                                                                           -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions ................      98,317,007       28,300,070
                                                                                           -------------    -------------
Increase (decrease) in net assets ......................................................     106,827,129       54,486,826
Net assets at beginning of period ......................................................     167,934,486      113,447,660
Net assets at end of period (including undistributed net investment income of $1,433,770   -------------    -------------
   and $2,180,389, respectively) .......................................................   $ 274,761,615    $ 167,934,486
                                                                                           -------------    -------------
Other Information (a)
---------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ..............................................      15,588,218       12,655,334
                                                                                           -------------    -------------
Shares sold ............................................................................       9,262,245        4,768,093
Shares issued to shareholders in reinvestment of distributions .........................         245,103          990,570
Shares redeemed ........................................................................        (547,230)      (2,825,779)
                                                                                           -------------    -------------
Net increase (decrease) in Portfolio shares ............................................       8,960,118        2,932,884
                                                                                           -------------    -------------
Shares outstanding at end of period ....................................................      24,548,336       15,588,218
                                                                                           -------------    -------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                             2001(d)   2000(a)   1999(a)  1998(a)(b)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $ 10.77      8.96     10.28     10.00
                                                                                    -----------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                         .09(c)    .26(c)    .26(c)       .08
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                      .47      2.25    (1.38)       .20
                                                                                    -----------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                        .56      2.51    (1.12)       .28
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 (.14)     (.20)     (.10)        --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                            --     (.50)     (.10)        --
                                                                                    -----------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                   (.14)     (.70)     (.20)        --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $ 11.19     10.77      8.96     10.28
                                                                                    -----------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                     5.27**     30.52   (11.16)   2.80(e)**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                  275       168       113        59
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                        .80*       .85       .86     1.20*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                         .80*       .84       .86      .87*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                             1.75*      2.85      2.57     2.77*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                             12*        37        24        5*
-----------------------------------------------------------------------------------------------------------------------------

(a) On June 18, 2001, the Fund implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to June 30, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

(b) For the period from May 4, 1998 (commencement of operations) to December 31, 1998.

(c)      Based on average shares outstanding during the period.

(d)      For the six months ended June 30, 2001 (Unaudited).

(e) Total return would have been lower had certain expenses not been reduced.

*        Annualized     ** Not annualized


    The accompanying notes are an integral part of the financial statements.

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2001

SVS Dynamic Growth Portfolio

Since its inception, the portfolio declined, lagging both the S&P MidCap 400 Index and the Russell MidCap Growth Index. Hindering performance was the portfolio's weighting in transportation and energy stocks. Falling oil and gas prices, uncertainties over the legal environment in California, and the build-up of inventories negatively impacted the energy sector as a whole.

Among the sectors that contributed to the portfolio's showing were leisure, technology and financial services. The portfolio's health care stocks also made strong contributions to performance during the period, led by Forest Laboratories. Forest continues to gain traction with both new and existing products, and Wall Street has started to take notice of the company's healthy long-term growth prospects. King Pharmaceuticals also advanced after the company received approval from the FDA to sell its thyroid treatment.

Other individual standouts included VeriSign Inc., whose software secures transactions on the Internet. VeriSign Inc. rallied sharply after reporting a 500% year-on-year surge in first quarter revenues. Later in the period, the company announced it would expand its Web site registration services. Investors also bid shares of online auction site eBay Inc. higher as it continued to build on its dominant U.S. market position through acquisitions in foreign markets.

Despite recent setbacks, we continue to believe the combined effect of the Federal Reserve's interest rate reduction, as well as the recently approved tax cut, will lead to a better economy and a better stock market during the second half of the year. We have positioned the portfolio accordingly.

Until the economy turns, volatility will likely persist over the next few months as investors weigh corporate earnings against the promise of tomorrow. If there's an upside to the soft economy and the concurrent poor earnings results, it's that easy earnings comparisons are being established today, meaning that the earnings growth off of today's base should be compelling in the coming years. With this in mind, we are confident the market will reward patient investors.

Timothy J. Miller
Thomas R. Wald
Portfolio Managers
INVESCO
Subadvisor to the Portfolio

Investment Portfolio                             as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Scudder Dynamic Growth Portfolio

                                             Principal
                                             Amount ($)  Value ($)
------------------------------------------------------------------


------------------------------------------------------------------
Repurchase Agreements 2.3%
------------------------------------------------------------------

 State Street Bank and Trust Company,
    3.93%, to be repurchased at
    $102,033 on 7/2/2001**                               -------
    (Cost $102,000) ........................   102,000   102,000
                                                         -------
------------------------------------------------------------------
Short-Term Investments 22.7%
------------------------------------------------------------------

 Federal Home Loan Bank, 3.5%***,
    7/2/2001 ...............................   572,000   571,937
 Federal Home Loan Mortgage Corp.,
    3.72%***, 7/17/2001 ....................   425,000   424,297

------------------------------------------------------------------
Total Short-Term Investments (Cost $996,234)             996,234
------------------------------------------------------------------

                                               Shares
------------------------------------------------------------------


------------------------------------------------------------------
Common Stocks 75.0%
------------------------------------------------------------------

 Consumer Discretionary 2.8%
 Department & Chain Stores 1.2%
 Kohl's Corp.* .............................       850    53,321
                                                         -------
 Hotels & Casinos 0.6%
 MGM Mirage, Inc.* .........................       850    25,466
                                                         -------
 Restaurants 0.4%
 Starbucks Corp.* ..........................       900    19,935
                                                         -------
 Specialty Retail 0.6%
 CDW Computer Centers, Inc.* ...............       650    25,805
                                                         -------
 Health 12.0%
 Biotechnology 3.5%
 Genzyme Corp.* ............................     1,100    64,834
 Human Genome Sciences, Inc.* ..............       250    14,972
 IDEC Pharmaceuticals Corp.* ...............       200    13,000
 MedImmune, Inc.* ..........................       300    14,223
 Millennium Pharmaceuticals, Inc.* .........       750    25,575
 Protein Design Labs, Inc.* ................       250    21,057
                                                         -------
                                                         153,661
                                                         -------
 Health Industry Services 0.8%
 Bergen Brunswig Corp. "A" .................       900    17,298
 First Health Group Corp.* .................       700    18,823
                                                          36,121
 Medical Supply & Specialty 2.0%
 Laboratory Corp. of America
    Holdings* ..............................       600    46,140
 St. Jude Medical, Inc.* ...................       350    21,000
 Varian Medical Systems, Inc.* .............       250    17,875
                                                         -------
                                                          85,015
                                                         -------



                                               Shares     Value ($)
------------------------------------------------------------------

 Pharmaceuticals 5.7%
 Allergan, Inc. ............................       400    34,200
 AmeriSource Health Corp.* .................       250    13,825
 Andrx Group* ..............................       750    56,880
 Forest Laboratories, Inc.* ................     1,300    92,300
 Gilead Sciences, Inc.* ....................       200    11,852
 King Pharmaceuticals, Inc.* ...............       800    43,000
                                                         -------
                                                         252,057
                                                         -------
 Communications 4.5%
 Cellular Telephone 0.9%
 Nextel Partners, Inc.* ....................     2,100    32,445
 Western Wireless Corp.* ...................       200     8,336
                                                         -------
                                                          40,781
                                                         -------
 Telephone/Communications 3.0%
 Allegiance Telecom, Inc.* .................     1,600    24,000
 Crown Castle International Corp.* .........     1,100    18,040
 McLeodUSA Inc., "A"* ......................     2,200     9,614
 Sonus Networks, Inc.* .....................     1,100    24,959
 Time Warner Telecom, Inc. "A"* ............     1,600    53,680
                                                         -------
                                                         130,293
                                                         -------
 Miscellaneous 0.6%
 Entercom Communications Corp.* ............       500    26,805
                                                         -------
 Financial 10.1%
 Banks 1.3%
 Banknorth Group, Inc. .....................       600    13,506
 Golden West Financial Corp. ...............       300    19,272
 Northern Trust Corp. ......................       400    25,800
                                                         -------
                                                          58,578
                                                         -------
 Insurance 0.3%
 AMBAC Financial Group, Inc. ...............       200    11,640
                                                         -------
 Consumer Finance 1.6%
 AmeriCredit Corp.* ........................       400    20,780
 Capital One Financial Corp. ...............       400    24,000
 Synovus Financial Corp. ...................       800    25,104
                                                         -------
                                                          69,884
                                                         -------
 Investment 2.7%
 Bear Stearns Companies, Inc. ..............       500    29,485
 Lehman Brothers Holdings, Inc. ............       300    23,325
 SEI Investments Co. .......................       200     9,450
 T. Rowe Price Group, Inc. .................       300    11,109
 Waddell & Reed Financial, Inc. "A" ........     1,400    44,450
                                                         -------
                                                         117,819
                                                         -------
 Other Financial Companies 4.2%
 A.G. Edwards, Inc. ........................       800    36,000
 John Hancock Financial Services, Inc. .....       900    36,234
 Legg Mason, Inc. ..........................       800    39,808
 The BISYS Group, Inc.* ....................       750    44,887
 USA Education, Inc. .......................       400    29,200
                                                         -------
                                                         186,129
                                                         -------

    The accompanying notes are an integral part of the financial statements.

                                              Shares   Value ($)
---------------------------------------------------------------

 Media 5.9%
 Advertising 3.1%
 Interpublic Group of Companies, Inc. ....       700    20,545
 Lamar Advertising Co.* ..................       900    41,535
 Omnicom Group, Inc. .....................       300    25,800
 TMP Worldwide, Inc.* ....................       850    50,295
                                                       -------
                                                       138,175
                                                       -------
 Broadcasting & Entertainment 1.2%
 Cox Radio, Inc.* ........................       200     5,570
 Hispanic Broadcasting Corp.* ............       200     5,738
 USA Networks, Inc.* .....................     1,500    41,775
                                                       -------
                                                        53,083
                                                       -------
 Cable Television 1.4%
 Cablevision Systems Corp. "A"* ..........       300    17,550
 Cablevision Systems Corp.-Rainbow
    Media Group* .........................       400    10,320
 EchoStar Communications Corp. "A"* ......     1,050    33,075
                                                       -------
                                                        60,945
                                                       -------
 Miscellaneous 0.2%
 Gemstar-TV Guide International, Inc* ....       200     8,470
                                                       -------
 Service Industries 7.1%
 Asset Management 0.3%
 Federated Investors, Inc. "B"* ..........       400    12,880
                                                       -------
 EDP Services 1.7%
 DiamondCluster International, Inc.* .....       300     3,462
 Exodus Communications, Inc.* ............     3,600     7,488
 Sapient Corp.* ..........................       400     3,920
 VeriSign, Inc.* .........................     1,000    58,100
                                                       -------
                                                        72,970
                                                       -------
 Miscellaneous Commercial Services 2.2%
 Fluor Corp. .............................       200     9,030
 KPMG Consulting, Inc.* ..................     2,100    31,605
 Paychex, Inc. ...........................     1,200    49,560
 Redback Networks, Inc.* .................     1,000     8,710
                                                       -------
                                                        98,905
                                                       -------
 Miscellaneous Consumer Services 2.9%
 eBay, Inc.* .............................     1,050    71,200
 Peregrine Systems, Inc.* ................       900    27,549
 Robert Half International, Inc.* ........     1,250    31,113
                                                       -------
                                                       129,862
                                                       -------
 Durables 0.9%
 Telecommunications Equipment
 CIENA Corp.* ............................     1,000    37,945
                                                       -------
 Manufacturing 1.3%
 Electrical Products 0.5%
 Power-One, Inc.* ........................     1,400    23,100
                                                       -------
 Machinery/Components/Controls 0.8%
 Cooper Cameron Corp. ....................       400    22,320
 Newport Corp. ...........................       400    10,560
                                                       -------
                                                        32,880
                                                       -------



                                              Shares   Value ($)
---------------------------------------------------------------

 Technology 27.1%
 Computer Software 10.8%
 Adobe Systems, Inc. .....................       900    42,291
 Amdocs Ltd.* ............................       850    45,772
 Art Technology Group, Inc.* .............       400     2,284
 BEA Systems, Inc.* ......................     1,200    39,612
 Comverse Technology, Inc.* ..............       300    17,322
 Extreme Networks, Inc.* .................       950    26,885
 i2 Technologies, Inc.* ..................     1,500    29,550
 Intuit, Inc.* ...........................       300    11,727
 Liberate Technologies, Inc.* ............     1,100    10,285
 Macromedia, Inc.* .......................       100     1,790
 McDATA Corp. "A"* .......................       400     7,980
 McDATA Corp. "B"* .......................       200     4,534
 Mercury Interactive Corp.* ..............       500    30,500
 Micromuse, Inc.* ........................     1,000    28,120
 NVIDIA Corp.* ...........................       350    32,095
 Openwave Systems, Inc.* .................     1,050    34,178
 PeopleSoft, Inc.* .......................       400    19,400
 Rational Software Corp.* ................     1,400    39,508
 Siebel Systems, Inc.* ...................       400    19,012
 Sycamore Networks, Inc.* ................       300     2,640
 webMethods, Inc.* .......................     1,400    29,456
                                                       -------
                                                       474,941
                                                       -------
 Diverse Electronic Products 1.6%
 Molex Inc. ..............................       800    29,040
 New Focus, Inc.* ........................       900     6,606
 RF Micro Devices, Inc.* .................     1,200    31,740
 Teradyne, Inc.* .........................       100     3,310
                                                       -------
                                                        70,696
                                                       -------
 EDP Peripherals 1.0%
 Brocade Communications Systems,
    Inc.* ................................     1,000    43,410
                                                       -------
 Electronic Components/Distributors 3.0%
 Advanced Micro Devices, Inc.* ...........     1,000    28,880
 Altera Corp.* ...........................     1,300    38,545
 Analog Devices, Inc.* ...................       850    36,762
 Applied Micro Circuits Corp.* ...........     1,400    24,864
 PMC-Sierra, Inc.* .......................       200     6,242
                                                       -------
                                                       135,293
                                                       -------
 Precision Instruments 1.2%
 Finisar Corp.* ..........................     1,200    22,368
 ONI Systems Corp.* ......................     1,100    29,634
                                                       -------
                                                        52,002
                                                       -------
 Semiconductors 8.2%
 Cree Research, Inc.* ....................     1,000    26,650
 Cypress Semiconductor Corp.* ............       800    19,080
 GlobeSpan, Inc.* ........................     1,000    14,100
 Integrated Device Technology, Inc.* .....       200     5,972
 KLA-Tencor Corp.* .......................       200    11,768
 LSI Logic Corp.* ........................       300     5,640
 Linear Technology Corp. .................       450    20,984
 Maxim Integrated Products, Inc.* ........       800    37,656
 Microchip Technology, Inc.* .............     1,000    32,250


    The accompanying notes are an integral part of the financial statements.

                                                 Shares    Value ($)
-------------------------------------------------------------------

 Micron Technology, Inc.* .................         950      39,045
 Novellus Systems, Inc.* ..................         500      27,850
 QLogic Corp.* ............................         500      32,170
 Sanmina Corp.* ...........................         300       7,248
 Transwitch Corp.* ........................       1,300      12,818
 Vitesse Semiconductor Corp.* .............       1,100      23,265
 Xilinx, Inc.* ............................       1,100      45,595
                                                          ---------
                                                            362,091
                                                          ---------
 Miscellaneous 1.3%
 Digital Lightwave, Inc.* .................         100       3,540
 Homestore.Com, Inc.* .....................         500      17,405
 Quest Software, Inc.* ....................         900      33,930
 XO Communications, Inc.* .................         900       1,800
                                                          ---------
                                                             56,675
                                                          ---------
 Energy 3.0%
 Oil & Gas Production 1.6%
 Anadarko Petroleum Corp. .................         300      16,209
 Apache Corp. .............................         400      20,300



                                                 Shares    Value ($)
-------------------------------------------------------------------

 Kerr-McGee Corp. .........................         200      13,254
 Nabors Industries, Inc.* .................         500      18,600
                                                          ---------
                                                             68,363
                                                          ---------
 Oilfield Services/Equipment 1.0%
 BJ Services Co.* .........................         400      11,352
 Noble Drilling Corp.* ....................         450      14,738
 Smith International, Inc.* ...............         300      17,970
                                                          ---------
                                                             44,060
                                                          ---------
 Miscellaneous 0.4%
 Dynegy, Inc. .............................         400      18,600
                                                          ---------
 Metals & Minerals 0.3%
 Precious Metals
 Newmont Mining Corp. .....................         700      13,027
                                                          ---------

-------------------------------------------------------------------
Total Common Stocks (Cost $3,352,717)                     3,301,683
-------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $4,450,951) (a)                                  4,399,917
-------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Scudder Dynamic Growth Portfolio of Investments
--------------------------------------------------------------------------------

*        Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

***      Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $4,450,951. At June 30, 2001, net unrealized depreciation for all securities based on tax cost was $51,034. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $127,044 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $178,078.



    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets
-------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $4,450,951) ...............................................   $ 4,399,917
Cash ................................................................................................            40
Receivable for investments sold .....................................................................        36,430
Dividends receivable ................................................................................           288
Interest receivable .................................................................................         1,907
Receivable for Portfolio shares sold ................................................................        81,386
                                                                                                        -----------
Total assets ........................................................................................     4,519,968

Liabilities
-------------------------------------------------------------------------------------------------------------------
Payable for investments purchased ...................................................................       121,248
Payable for Portfolio shares redeemed ...............................................................            95
Other accrued expenses and payables .................................................................         5,397
                                                                                                        -----------
Total liabilities ...................................................................................       126,740
-------------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                                    $ 4,393,228
-------------------------------------------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income .................................................................         2,053
Net unrealized appreciation (depreciation) on investments ...........................................       (51,034)
Accumulated net realized gain (loss) ................................................................       (18,555)
Paid-in capital .....................................................................................     4,460,764
-------------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                                    $ 4,393,228
-------------------------------------------------------------------------------------------------------------------

Net Asset Value
-------------------------------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($4,393,228 / 459,971 outstanding shares of beneficial   -----------
   interest, $.01 par value, unlimited number of shares authorized) .................................   $      9.55
                                                                                                        -----------
-------------------------------------------------------------------------------------------------------------------
Statement of Operations for the two months ended June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------------------------------------------

Investment Income
-------------------------------------------------------------------------------------------------------------------
Income:
Dividends ...........................................................................................   $     3,427
Interest ............................................................................................         4,023
                                                                                                        -----------
Total Income ........................................................................................         7,450
                                                                                                        -----------
Expenses:
Management fee ......................................................................................         4,137
Custodian and accounting fees .......................................................................        30,429
Auditing ............................................................................................         5,625
Legal ...............................................................................................           578
Trustees' fees and expenses .........................................................................           934
Reports to shareholders .............................................................................         3,787
Other ...............................................................................................           250
                                                                                                        -----------
Total expenses, before expense reductions ...........................................................        45,740
Expense reductions ..................................................................................       (40,343)
                                                                                                        -----------
Total expenses, after expense reductions ............................................................         5,397
-------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                                  2,053
-------------------------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from investments ...........................................................       (18,555)
Net unrealized appreciation (depreciation) during the period on investments .........................       (51,034)
-------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                                                  (69,589)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                         $   (67,536)
-------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                         Period Ended
Increase (Decrease) in Net Assets                                                                      June 30, 2001(a)
-----------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .........................................................................   $     2,053
Net realized gain (loss) on investment transactions ..................................................       (18,555)
Net unrealized appreciation (depreciation) on investment transactions during the period ..............       (51,034)
                                                                                                         -----------
Net increase (decrease) in net assets resulting from operations ......................................       (67,536)
                                                                                                         -----------
Portfolio share transactions:
Proceeds from shares sold ............................................................................     4,592,984
Cost of shares redeemed ..............................................................................      (132,220)
                                                                                                         -----------
Net increase (decrease) in net assets from Portfolio share transactions ..............................     4,460,764
                                                                                                         -----------
Increase (decrease) in net assets ....................................................................     4,393,228
Net assets at beginning of period ....................................................................          --
                                                                                                         -----------
Net assets at end of period (including undistributed net investment income of $2,053 at June 30, 2001)   $ 4,393,228
                                                                                                         -----------
Other Information
--------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ............................................................          --
                                                                                                         -----------
Shares sold ..........................................................................................       474,157
Shares redeemed ......................................................................................       (14,186)
                                                                                                         -----------
Net increase (decrease) in Portfolio shares ..........................................................       459,971
                                                                                                         -----------
Shares outstanding at end of period ..................................................................       459,971
                                                                                                         -----------

(a) For the period from May 1, 2001 (commencement of operations) to June 30, 2001 (Unaudited).

Financial Highlights

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2001(a)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                               $10.00
                                                                                                                   ----------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (b)                                                                                      .01
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                                                  (.46)
                                                                                                                   ----------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                                    (.45)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                                     $ 9.55
                                                                                                                   ----------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (c)                                                                                               (4.50)**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                                                  4
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                                    11.06*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                                      1.30*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                                            .50*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                                          130*
-----------------------------------------------------------------------------------------------------------------------------

(a) For the period from May 1, 2001 (commencement of operations) to June 30, 2001 (Unaudited).

(b)      Based on average shares outstanding during the period.

(c) Total return would have been lower had certain expenses not been reduced.

*        Annualized

**       Not annualized


    The accompanying notes are an integral part of the financial statements.

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2001

SVS Focused Large Cap Growth Portfolio

In the first half of the year, we witnessed sluggish demand, an inventory correction, job cuts, corporate earnings warnings, and a general deceleration of economic growth. The Federal Reserve, however, is now in an easing mode, having cut rates six times since the beginning of the year and thereby bringing the federal funds rate down to levels not seen in years. In addition, President Bush lowered marginal tax rates and is attempting to stimulate the economy through a one-time tax rebate.

Entering the year we strategically positioned the portfolio with an emphasis on steady growth companies in traditionally defensive sectors such as consumer stocks. This decision helped our first half performance, as consumer stocks in particular were one of the strongest sectors due to the amazing resiliency exhibited by the American consumer. Our first half performance was negatively impacted by our technology and health care holdings as earnings issues continued to plague many of the industry leaders in these sectors.

In our view, the market backdrop is slightly more positive today than it was a year ago. While we expect continued volatility in the near term, we believe that a recovery in the U.S. equity markets is not far off because of the decisive actions taken by the Fed in cutting interest rates, the continued strength in consumer spending, easier earnings comparisons going forward, and falling energy prices. Our advice to investors is to stay the course. We believe that now is a terrific time to buy great growth companies at compelling prices that will reward those long-term investors who had the foresight to recognize this opportunity.

Ashi Parikh
Lead Portfolio Manager
Eagle Asset Management, Inc.
Subadvisor to the Portfolio

Investment Portfolio                             as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

SVS Focused Large Cap Growth Portfolio

                                              Principal
                                              Amount ($)   Value ($)
----------------------------------------------------------------------


---------------------------------------------------------------------
Short-Term Investments 6.9%
---------------------------------------------------------------------

 Federal Home Loan Bank, 3.5%**,                           ----------
    7/2/2001 (Cost $2,646,710) ............    2,647,000    2,646,710
                                                           ----------

                                                Shares
---------------------------------------------------------------------


---------------------------------------------------------------------
Common Stocks 93.1%
---------------------------------------------------------------------

 Consumer Discretionary 4.8%
 Department & Chain Stores
 Home Depot, Inc. .........................       23,125    1,076,469
 Wal-Mart Stores, Inc. ....................       15,800      771,040
                                                           ----------
                                                            1,847,509
                                                           ----------
 Consumer Staples 8.0%
 Alcohol & Tobacco 4.7%
 Anheuser-Busch Companies, Inc. ...........       27,100    1,116,520
 Philip Morris Companies, Inc. ............       13,600      690,200
                                                           ----------
                                                            1,806,720
                                                           ----------
 Food & Beverage 2.2%
 Kroger Co.* ..............................       33,500      837,500
                                                           ----------
 Package Goods/Cosmetics 1.1%
 Procter & Gamble Co. .....................        6,800      433,840
                                                           ----------
 Health 16.4%
 Biotechnology 1.5%
 Genentech, Inc.* .........................       10,000      551,000
                                                           ----------
 Medical Supply & Specialty 1.8%
 Baxter International, Inc. ...............        8,850      433,650
 Medtronic, Inc. ..........................        5,900      271,459
                                                           ----------
                                                              705,109
                                                           ----------
 Pharmaceuticals 13.1%
 American Home Products Corp. .............       12,000      701,280
 Bristol-Myers Squibb Co. .................       15,850      828,955
 Merck & Co., Inc. ........................       15,950    1,019,365
 Pfizer, Inc. .............................       32,850    1,315,643
 Pharmacia Corp. ..........................       18,850      866,158
 Praecis Pharmaceutical, Inc.* ............       19,500      275,340
                                                           ----------
                                                            5,006,741
                                                           ----------
 Financial 13.3%
 Insurance 2.0%
 American International Group, Inc. .......        8,675      746,050
                                                           ----------
 Investment 6.3%
 Goldman Sachs Group, Inc. ................       12,250    1,051,050
 Lehman Brothers Holdings, Inc. ...........        9,000      699,750
 Merrill Lynch & Co., Inc. ................       10,700      633,975
                                                           ----------
                                                            2,384,775
                                                           ----------
 Consumer Finance 5.0%
 American Express Co. .....................       13,600      527,680


                                                  Shares     Value ($)
---------------------------------------------------------------------

 Citigroup, Inc. ..........................       25,916    1,369,401
                                                           ----------
                                                            1,897,081
                                                           ----------
 Media 9.5%
 Broadcasting &
 Entertainment 4.5%
 AOL Time Warner, Inc.* ...................       32,100    1,701,298
                                                           ----------
 Cable Television 5.0%
 Comcast Corp. "A"* .......................       16,000      694,400
 Gemstar-TV Guide International, Inc.* ....       29,150    1,234,503
                                                           ----------
                                                            1,928,903
                                                           ----------
 Service Industries 2.9%
 Miscellaneous Commercial Services
 United Parcel Service "B" ................       19,300    1,115,540
                                                           ----------
 Manufacturing 4.8%
 Diversified Manufacturing
 General Electric Co. .....................       25,200    1,228,500
 Minnesota Mining &
    Manufacturing Co. .....................        5,300      604,730
                                                           ----------
                                                            1,833,230
                                                           ----------
 Technology 33.4%
 Computer Software 6.7%
 Microsoft Corp.* .........................       35,900    2,575,825
                                                           ----------
 Diverse Electronic Products 4.1%
 Dell Computer Corp.* .....................       37,200    1,003,656
 Solectron Corp.* .........................       30,350      555,405
                                                           ----------
                                                            1,559,061
                                                           ----------
 EDP Peripherals 2.9%
 EMC Corp.* ...............................       38,400    1,115,520
                                                           ----------
 Electronic Components/
 Distributors 3.2%
 Agre Systems, Inc. "A"* ..................       39,200      294,000
 Altera Corp.* ............................       10,000      296,500
 Celestica, Inc.* .........................       12,050      620,575
                                                           ----------
                                                            1,211,075
                                                           ----------
 Semiconductors 12.7%
 Intel Corp. ..............................       46,500    1,410,810
 LSI Logic Corp.* .........................       53,500    1,005,800
 Mattson Technology, Inc.* ................       22,600      383,974
 National Semiconductor Corp.* ............       40,100    1,167,712
 Texas Instruments, Inc. ..................       28,300      891,450
                                                           ----------
                                                            4,859,746
                                                           ----------
 Telecommunications Equipment 3.8%
 Cisco Systems, Inc.* .....................       75,450    1,457,619
                                                           ----------

---------------------------------------------------------------------
Total Common Stocks (Cost $36,764,906)                    35,574,142
---------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $39,411,616) (a)                                 38,220,852
---------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Notes to SVS Focused Large Cap Growth Portfolio of Investments
--------------------------------------------------------------------------------

*        Non-income producing security.

**       Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $40,144,438. At June 30, 2001, net unrealized depreciation for all securities based on tax cost was $1,923,586. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $951,964 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,875,550.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------
Investments in securities, at value (cost $39,411,616) .......................   $ 38,220,852
Cash .........................................................................             15
Receivable for investments sold ..............................................         23,800
Dividends receivable .........................................................         12,269
Interest receivable ..........................................................          6,156
Receivable for Portfolio shares sold .........................................        142,078
                                                                                 ------------
Total assets .................................................................     38,405,170

Liabilities
---------------------------------------------------------------------------------------------
Payable for investments purchased ............................................      1,191,639
Payable for Portfolio shares redeemed ........................................          1,195
Accrued management fee .......................................................         33,191
Other accrued expenses and payables ..........................................          6,695
                                                                                 ------------
Total liabilities ............................................................      1,232,720
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 37,172,450
---------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss ..............................................        (33,011)
Net unrealized appreciation (depreciation) on investments ....................     (1,190,764)
Accumulated net realized gain (loss) .........................................     (6,304,607)
Paid-in capital ..............................................................     44,700,832
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 37,172,450
---------------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($37,172,450 / 3,631,371
   outstanding shares of beneficial interest, $.01 par value, unlimited number   ------------
   of shares authorized) .....................................................   $      10.24
                                                                                 ------------
---------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2001 (Unaudited)
---------------------------------------------------------------------------------------------

Investment Income
---------------------------------------------------------------------------------------------
Income:
Dividends ....................................................................   $     82,713
Interest .....................................................................         37,106
                                                                                 ------------
Total Income .................................................................        119,819
                                                                                 ------------
Expenses:
Management fee ...............................................................        144,045
Custodian and accounting fees ................................................         22,320
Auditing .....................................................................          2,135
Legal ........................................................................          1,250
Trustees' fees and expenses ..................................................          1,054
Reports to shareholders ......................................................          3,635
Other ........................................................................             67
                                                                                 ------------
Total expenses, before expense reductions ....................................        174,506
Expense reductions ...........................................................        (21,676)
                                                                                 ------------
Total expenses, after expense reductions .....................................        152,830
---------------------------------------------------------------------------------------------
Net investment income (loss)                                                          (33,011)
---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
---------------------------------------------------------------------------------------------
Net realized gain (loss) from investments ....................................     (3,691,558)
Net unrealized appreciation (depreciation) during the period on investments ..        536,215
---------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                         (3,155,343)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $ (3,188,354)
---------------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                            Six Months
                                                                                               Ended         Year Ended
                                                                                           June 30, 2001    December 31,
Increase (Decrease) in Net Assets                                                           (Unaudited)         2000
--------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ............................................................   $    (33,011)   $    (58,031)
Net realized gain (loss) on investment transactions .....................................     (3,691,558)     (2,603,357)
Net unrealized appreciation (depreciation) on investment transactions during the period .        536,215      (2,082,719)
                                                                                            ------------    ------------
Net increase (decrease) in net assets resulting from operations .........................     (3,188,354)     (4,744,107)
                                                                                            ------------    ------------
Distributions to shareholders from:
Net realized gains ......................................................................           --          (198,306)
                                                                                            ------------    ------------
Portfolio share transactions:
Proceeds from shares sold ...............................................................     13,901,219      35,121,631
Reinvestment of distributions ...........................................................           --           198,306
Cost of shares redeemed .................................................................     (1,680,585)     (5,157,366)
                                                                                            ------------    ------------
Net increase (decrease) in net assets from Fund share transactions ......................     12,220,634      30,162,571
                                                                                            ------------    ------------
Increase (decrease) in net assets .......................................................      9,032,280      25,220,158
Net assets at beginning of period .......................................................     28,140,170       2,920,012
Net assets at end of period (including accumulated net investment loss of $33,011 at June   ------------    ------------
   30, 2001) ............................................................................   $ 37,172,450    $ 28,140,170
                                                                                            ------------    ------------
Other Information (a)
------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ...............................................      2,467,850         227,410
                                                                                            ------------    ------------
Shares sold .............................................................................      1,321,662       2,619,567
Shares issued to shareholders in reinvestment of distributions ..........................           --            13,829
Shares redeemed .........................................................................       (158,141)       (392,956)
                                                                                            ------------    ------------
Net increase (decrease) in Portfolio shares .............................................      1,163,521       2,240,440
                                                                                            ------------    ------------
Shares outstanding at end of period .....................................................      3,631,371       2,467,850
                                                                                            ------------    ------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Periods Ended December 31,                                                                      2001(c)   2000(a)  1999(a)(d)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                           $ 11.40     12.84     10.00
                                                                                               ------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (b)                                                                 (.01)     (.05)        --
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                              (1.15)    (1.04)      2.84
                                                                                               ------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                (1.16)    (1.09)      2.84
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                                       --     (.35)        --
                                                                                               ------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                 --     (.35)        --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                 $ 10.24     11.40     12.84
                                                                                               ------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (e)                                                                           (10.18)**  (9.02)   28.40**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                              37        28         3
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                  1.13*      1.33     7.49*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                   1.01*      1.02     1.10*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                       (.22)*     (.37)    (.19)*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                       133*       323      336*
-----------------------------------------------------------------------------------------------------------------------------

(a) On June 18, 2001, the Fund implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to June 30, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

(b)      Based on average shares outstanding during the period.

(c)      For the six months ended June 30, 2001 (Unaudited).

(d) For the period from October 29, 1999 (commencement of operations) to December 31, 1999.

(e) Total return would have been lower had certain expenses not been reduced.

*        Annualized      ** Not annualized


    The accompanying notes are an integral part of the financial statements.

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2001

SVS Focus Value+Growth Portfolio

Scudder Focus Value+Growth Portfolio outperformed its benchmark, the S&P 500, in the second quarter. Growth stocks performed modestly better than value stocks during the quarter, responding most favorably to a surprise interest rate cut by the Federal Reserve in April, and some marginally positive economic data indicating that the economy may be showing signs of recovery. Technology stocks in particular were able to rebound after a dismal first quarter.

Please note that on May 1, 2001, the portfolio changed its name and, to some extent, its investment process. Scudder Focus Value+Growth Portfolio will continue to seek growth of capital. However, its value and growth "sleeves" will be managed separately by specialists in their investment field. In addition, each sleeve will be more concentrated, with the number of holdings limited to between 15 and 30 of the managers' best ideas. The portfolio will be evenly split between value and growth holdings and will be rebalanced periodically to maintain equal allocations.

During the last two months, the portfolio's managers repositioned the portfolio to reflect its new mandate. While the market may continue to struggle near term with the downward trend in corporate profit expectations, stocks should rally when the economic picture becomes clearer. When that happens, we believe the portfolio is well-positioned to provide strong results.

Lois Roman                                 Spiros Segalas
Co-Lead Portfolio Manager                  Co-Lead Portfolio Manager
Zurich Scudder Investments, Inc.           Jennison Associates LLC
                                           (Subadvisor for the Growth Component)

Investment Portfolio                             as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

SVS Focus Value+Growth Portfolio

                                                Principal
                                                Amount ($)   Value ($)
----------------------------------------------------------------------


----------------------------------------------------------------------
Short-Term Investments 2.2%
----------------------------------------------------------------------

 Federal Home Loan Bank, 3.5%**,                           ----------
    7/2/2001 (Cost $3,272,642) ............    3,273,000    3,272,642
                                                           ----------


                                                  Shares
----------------------------------------------------------------------


----------------------------------------------------------------------
Common Stocks 97.8%
----------------------------------------------------------------------

 Consumer Discretionary 11.9%
 Apparel & Shoes 3.4%
 Jones Apparel Group, Inc.* ...............       57,800    2,496,960
 Reebok International Ltd.* ...............       75,700    2,418,615
                                                           ----------
                                                            4,915,575
                                                           ----------
 Department & Chain Stores 5.6%
 Home Depot, Inc. .........................       93,950    4,373,373
 Kohl's Corp.* ............................       59,900    3,757,527
                                                           ----------
                                                            8,130,900
                                                           ----------
 Specialty Retail 2.9%
 Tiffany & Co. ............................      115,700    4,190,654
                                                           ----------
 Health 12.6%
 Biotechnology 2.5%
 Amgen, Inc.* .............................       59,200    3,665,664
                                                           ----------
 Medical Supply & Specialty 2.0%
 Laboratory Corporation of America
    Holdings ..............................       38,200    2,937,580
                                                           ----------
 Pharmaceuticals 8.1%
 American Home Products Corp. .............       60,100    3,512,244
 Johnson & Johnson ........................       79,500    3,975,000
 Pharmacia Corp. ..........................       93,100    4,277,945
                                                           ----------
                                                           11,765,189
                                                           ----------
 Communications 4.3%
 Telephone/Communications
 BellSouth Corp. ..........................       76,500    3,080,655
 SBC Communications, Inc. .................       77,900    3,120,674
                                                           ----------
                                                            6,201,329
                                                           ----------
 Financial 23.9%
 Banks 10.6%
 Bank of America Corp. ....................       58,400    3,505,752
 First Union Corp. ........................       65,500    2,288,570
 FleetBoston Financial Corp. ..............       87,400    3,447,930
 J.P. Morgan Chase & Co. ..................       66,000    2,943,600
 Mellon Financial Corp. ...................       69,100    3,178,600
                                                           ----------
                                                           15,364,452
                                                           ----------


                                     Shares                 Value ($)
----------------------------------------------------------------------

 Insurance 5.0%
 Hartford Financial Services Group, Inc. ..      107,500    7,353,000
                                                           ----------
 Consumer Finance 7.7%
 Citigroup, Inc. ..........................      134,261    7,094,351
 Household International, Inc. ............       62,500    4,168,750
                                                           ----------
                                                           11,263,101
                                                           ----------
 Other Financial Companies 0.6%
 Marsh & McLennan Cos., Inc. ..............        8,500      858,500
                                                           ----------
 Media 10.3%
 Advertising 1.6%
 Omnicom Group, Inc. ......................       26,600    2,287,600
                                                           ----------
 Broadcasting & Entertainment 6.1%
 AOL Time Warner, Inc.* ...................       85,250    4,518,250
 Viacom, Inc. "B"* ........................       84,500    4,372,875
                                                           ----------
                                                            8,891,125
                                                           ----------
 Cable Television 2.6%
 AT&T Corp. -- Liberty Media
    Corp. "A" .............................      214,700    3,755,103
                                                           ----------
 Manufacturing 6.8%
 Chemicals 4.6%
 E.I. du Pont de Nemours & Co. ............       63,500    3,063,240
 PPG Industries, Inc. .....................       69,200    3,637,844
                                                           ----------
                                                            6,701,084
                                                           ----------
 Diversified Manufacturing 2.2%
 Cooper Industries, Inc. ..................       81,500    3,226,585
                                                           ----------
 Technology 21.3%
 Computer Software 3.4%
 Microsoft Corp.* .........................       69,900    5,015,325
                                                           ----------
 Diverse Electronic Products 4.6%
 Dell Computer Corp.* .....................      140,500    3,790,690
 Harris Corp. .............................      105,500    2,870,655
                                                           ----------
                                                            6,661,345
                                                           ----------
 EDP Peripherals 1.6%
 Symbol Technologies, Inc. ................      104,300    2,315,460
                                                           ----------
 Electronic Components/Distributors 5.5%
 Advanced Micro Devices, Inc.* ............      110,100    3,179,688
 Avnet, Inc. ..............................       77,800    1,744,276
 Jabil Circuit, Inc.* .....................      100,800    3,110,688
                                                           ----------
                                                            8,034,652
                                                           ----------

    The accompanying notes are an integral part of the financial statements.

                                                   Shares     Value ($)
-----------------------------------------------------------------------

 Semiconductors 6.2%
 Intel Corp. ..............................       100,200     3,040,068
 Micron Technology, Inc.* .................        53,300     2,190,630
 Texas Instruments, Inc. ..................       118,600     3,735,900
                                                            -----------
                                                              8,966,598
                                                            -----------
 Energy 5.1%
 Oil & Gas Production 3.2%
 Exxon Mobil Corp. ........................        53,100     4,638,285
                                                            -----------


v                                                 Shares       Value ($)
-----------------------------------------------------------------------

 Oilfield Services/Equipment 1.9%
 BJ Services Co.* .........................        97,200     2,758,536
                                                            -----------
 Transportation 1.6%
 Airlines
 Delta Air Lines, Inc. ....................        52,400     2,309,792
                                                            -----------

-----------------------------------------------------------------------
Total Common Stocks (Cost $141,821,712)                     142,207,434
-----------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $145,094,354) (a)                                  145,480,076
-----------------------------------------------------------------------


--------------------------------------------------------------------------------
Notes to SVS Focus Value+Growth Portfolio of Investments
--------------------------------------------------------------------------------

*        Non-income producing security.

**       Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $145,094,354. At June 30, 2001, net unrealized appreciation for all securities based on tax cost was $385,722. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,648,318 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,262,596.



    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $145,094,354) ......................   $ 145,480,076
Cash .........................................................................          68,315
Receivable for investments sold ..............................................       7,503,468
Dividends receivable .........................................................         133,776
Receivable for Portfolio shares sold .........................................          27,516
Foreign taxes recoverable ....................................................             330
                                                                                 -------------
Total assets .................................................................     153,213,481

Liabilities
----------------------------------------------------------------------------------------------
Payable for investments purchased ............................................       4,083,894
Payable for Portfolio shares redeemed ........................................          31,214
Accrued management fee .......................................................          98,794
Other accrued expenses and payables ..........................................          38,206
                                                                                 -------------
Total liabilities ............................................................       4,252,108
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 148,961,373
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................         396,853
Net unrealized appreciation (depreciation) on investments ....................         385,722
Accumulated net realized gain (loss) .........................................       3,727,309
Paid-in capital ..............................................................     144,451,489
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 148,961,373
----------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($148,961,373 / 10,193,591
   outstanding shares of beneficial interest, $.01 par value, unlimited number   -------------
   of shares authorized) .....................................................   $       14.61
                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.


                                      136

----------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2001 (Unaudited)
----------------------------------------------------------------------------------------------

Investment Income
----------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $5,473) ..........................   $     864,998
Interest .....................................................................         289,632
                                                                                 -------------
Total Income .................................................................       1,154,630
                                                                                 -------------
Expenses:
Management fee ...............................................................         551,769
Custodian fees ...............................................................           5,367
Auditing .....................................................................           9,074
Legal ........................................................................           5,453
Trustees' fees and expenses ..................................................           6,140
Reports to shareholders ......................................................          10,056
Registration fees ............................................................           1,444
                                                                                 -------------
Total expenses, before expense reductions ....................................         589,303
Expense reductions ...........................................................            (110)
                                                                                 -------------
Total expenses, after expense reductions .....................................         589,193
----------------------------------------------------------------------------------------------
Net investment income (loss)                                                           565,437
----------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ..................................................................       4,049,657
Foreign currency related transactions ........................................           5,135
                                                                                 -------------
                                                                                     4,054,792
                                                                                 -------------
Net unrealized appreciation (depreciation) during the period on:
Investments ..................................................................     (11,334,130)
Foreign currency related transactions ........................................             (58)
                                                                                 -------------
                                                                                   (11,334,188)
----------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                          (7,279,396)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $  (6,713,959)
----------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                               Six Months
                                                                                                  Ended         Years Ended
                                                                                              June 30, 2001    December 31,
Increase (Decrease) in Net Assets                                                              (Unaudited)         2000
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .............................................................   $     565,437    $   1,071,993
Net realized gain (loss) on investment transactions ......................................       4,054,792        9,677,690
Net unrealized appreciation (depreciation) on investment transactions during the period ..     (11,334,188)     (17,248,843)
                                                                                             -------------    -------------
Net increase (decrease) in net assets resulting from operations ..........................      (6,713,959)      (6,499,160)
                                                                                             -------------    -------------
Distributions to shareholders from:
Net investment income ....................................................................        (914,440)        (863,094)
                                                                                             -------------    -------------
Net realized gains .......................................................................      (9,601,639)     (14,672,601)
                                                                                             -------------    -------------
Portfolio share transactions:
Proceeds from shares sold ................................................................      12,460,741       16,565,355
Reinvestment of distributions ............................................................      10,516,079       15,535,695
Cost of shares redeemed ..................................................................      (9,964,386)     (28,953,182)
                                                                                             -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions ..................      13,012,434        3,147,868
                                                                                             -------------    -------------
Increase (decrease) in net assets ........................................................      (4,217,604)     (18,886,987)
Net assets at beginning of period ........................................................     153,178,977      172,065,964
Net assets at end of period (including undistributed net investment income of $396,853 and   -------------    -------------
   $745,856, respectively) ...............................................................   $ 148,961,373    $ 153,178,977
                                                                                             -------------    -------------
Other Information (a)
---------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ................................................       9,252,858        9,077,951
                                                                                             -------------    -------------
Shares sold ..............................................................................         809,326          959,926
Shares issued to shareholders in reinvestment of distributions ...........................         768,798          864,882
Shares redeemed ..........................................................................        (637,391)      (1,649,901)
                                                                                             -------------    -------------
Net increase (decrease) in Portfolio shares ..............................................         940,733          174,907
                                                                                             -------------    -------------
Shares outstanding at end of period ......................................................      10,193,591        9,252,858
                                                                                             -------------    -------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                          2001(c)   2000(a)   1999(a)   1998(a)   1997(a)  1996(a)(d)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 16.55     18.96     16.71     14.25     11.46     10.00
                                                                 ------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                      .05(b)    .12(b)    .08(b)       .08       .12       .08
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                       (.84)     (.73)      2.62      2.78      2.77      1.38
                                                                 ------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   (.79)     (.61)      2.70      2.86      2.89      1.46
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                              (.10)     (.10)     (.10)        --     (.10)        --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                     (1.05)    (1.70)     (.35)     (.40)        --        --
                                                                 ------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                               (1.15)    (1.80)     (.45)     (.40)     (.10)        --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 14.61     16.55     18.96     16.71     14.25     11.46
                                                                 ------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                 (4.33)**   (3.90)     16.52     20.17     25.47   14.60**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                               149       153       172       152        69        10
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                     .80*       .81       .83       .78       .84     1.01*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                      .80*       .81       .82       .78       .84      .90*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                           .76*       .66       .46       .80       .95      .97*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         234*        39       102       102        50       25*
-----------------------------------------------------------------------------------------------------------------------------

(a) On June 18, 2001, the Fund implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to June 30, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

(b)      Based on average shares outstanding during the period.

(c)      For the six months ended June 30, 2001 (Unaudited).

(d) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

*        Annualized        ** Not annualized


    The accompanying notes are an integral part of the financial statements.

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2001

SVS Growth And Income Portfolio

For the six months ended June 30, 2001, the portfolio outperformed its benchmark, the S&P 500 Index. Although the Federal Reserve took decisive action to revive the stalled economy, cutting short-term interest rates six times, its aggressive moves took some time to bolster investor confidence. Stocks retreated during February and March, pressured by a deteriorating earnings picture, mounting job layoffs, and high energy prices. Equity markets reclaimed lost ground in April and May, but those gains were moderated in June in response to lackluster economic news and negative earnings warnings.

While the portfolio initially gave ground in this volatile environment, it kept pace with its benchmark. Supporting our performance was AOL Time Warner, whose shares got a boost after the world's largest Internet service merged with the world's largest entertainment and media corporation. The portfolio also benefited from strong gains in core holdings such as Viacom, AT&T Liberty Media, and Household International.

Working against us was our investment in Enron, a leading power producer pressured by its perceived financial exposure to bankrupt California utilities and by worries that Enron's sale of utility Portland General might take longer than expected. The stock's high valuation made it a target for selling, leading us to trim our position in the company. Another disappointment was drug maker Bristol-Myers Squibb Co., which found its performance hindered by the regulatory climate and questions about its planned purchase of DuPont's pharmaceuticals business.

Going forward, we will stay focused on the fundamentals, employing our hands-on stock-picking approach to uncover companies that can perform in a variety of market conditions.

David J. Corkins
Lead Portfolio Manager
Janus Capital Corporation
Subadvisor to the Portfolio

Investment Portfolio                             as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

SVS Growth and Income Portfolio

                                                 Principal
                                                 Amount ($)   Value ($)
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Repurchase Agreements 0.4%
-----------------------------------------------------------------------

 State Street Bank and Trust Company,
    3.93%, to be repurchased at
    $554,181 on 7/2/2001**                                   ----------
    (Cost $554,000) .........................      554,000      554,000
                                                             ----------

-----------------------------------------------------------------------
Short-Term Investments 18.0%
-----------------------------------------------------------------------

 Federal Home Loan Bank, 3.5%***,                            ----------
    7/2/2001 (Cost $23,674,409) .............   23,677,000   23,674,409
                                                             ----------

-----------------------------------------------------------------------
U.S. Government Obligations 3.4%
-----------------------------------------------------------------------

 U.S. Treasury Notes:
    5.25%, 8/15/2003 ........................    2,050,000    2,087,782
    5.25%, 5/15/2004 ........................    2,370,000    2,410,740

-----------------------------------------------------------------------
Total U.S. Government Obligations
   (Cost $4,453,503)                                          4,498,522
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Corporate Bonds 5.8%
-----------------------------------------------------------------------

 Consumer Discretionary 0.7%
 Mattel, Inc.:
    6%, 7/15/2003 ...........................       85,000       83,529
    6.125%, 7/15/2005 .......................      155,000      147,128
 Wal-Mart Stores, Inc., 6.875%,
    8/1/2002 ................................      650,000      668,005
                                                             ----------
                                                                898,662
                                                             ----------
 Consumer Staples 0.1%
 Safeway, Inc., 7%, 9/15/2002 ...............      100,000      102,375
                                                             ----------
 Communications 0.4%
 American Tower Corp., 5%,
    2/15/2010 ...............................      460,000      370,875
 CenturyTel, Inc., 8.375%, 10/15/2010 .......      160,000      167,587
                                                             ----------
                                                                538,462
                                                             ----------
 Financial 3.2%
 Firstar Bank NA, 7.125%, 12/1/2009 .........      250,000      257,548
 Ford Motor Credit Co.:
    6.550%, 9/10/2002 .......................      225,000      228,236
    6.875%, 2/1/2006 ........................      470,000      479,109
 General Electric Capital Corp.:
    5.350%, 3/30/2006 .......................      850,000      838,585
    5.375%, 4/23/2004 .......................       75,000       75,425
    6.810%, 11/3/2003 .......................       75,000       78,182
    7%, 3/1/2002 ............................      885,000      901,222
    7%, 2/3/2003 ............................      700,000      725,333
 Merrill Lynch & Co.:
    6.15%, 1/26/2006 ........................      120,000      120,880
    6.80%, 11/3/2003 ........................      395,000      409,030
 Qwest Capital Funding, 7.75%,
     8/15/2006 ..............................       80,000       83,946
                                                             ----------
                                                              4,197,496
                                                             ----------

                                                 Principal
                                                 Amount ($)    Value ($)
-----------------------------------------------------------------------

 Manufacturing 0.1%
 Daimler Chrysler, 6.67%, 2/15/2002 .........      150,000      151,386
                                                             ----------
 Energy 0.1%
 Devon Energy Corp., Zero Coupon,
    6/27/2020 ...............................      215,000      101,856
                                                             ----------
 Utilities 1.2%
 Reliant Energy, Inc., 0.291%,
    9/15/2029 ...............................       19,657    1,578,713
                                                             ----------

-----------------------------------------------------------------------
Total Corporate Bonds (Cost $7,352,876)                       7,568,950
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Convertible Bonds 0.4%
-----------------------------------------------------------------------

 Communications 0.2%
 Cellular Telephone 0.1%
 American Tower Corp., 5%, 2/5/2010 .........      200,000      161,250
                                                             ----------
 Telephone/Communications 0.1%
 NTL,Inc.:
    5.75%, 12/15/2009 .......................      285,000       92,981
    7%, 12/15/2008 ..........................       65,000       31,931
                                                             ----------
                                                                124,912
                                                             ----------
 Technology 0.2%
 Computer Software
 BEA Systems, Inc., 4%,
    12/15/2006 ..............................      280,000      337,400
                                                             ----------

-----------------------------------------------------------------------
Total Convertible Bonds (Cost $907,663)                         623,562
-----------------------------------------------------------------------


                                                   Shares
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Preferred Stocks 0.9%
-----------------------------------------------------------------------

 Durables 0.9%
 Automobiles
 Porche AG* (Cost $1,051,548) ...............        3,550    1,227,545
                                                             ----------
-----------------------------------------------------------------------
Common Stocks 71.1%
-----------------------------------------------------------------------

 Consumer Discretionary 4.1%
 Department & Chain Stores 0.5%
 Gap, Inc. ..................................       21,705      629,445
                                                             ----------
 Hotels & Casinos 1.3%
 Park Place Entertainment, Inc.* ............       77,155      933,576
 Royal Caribbean Cruises Ltd. ...............       38,305      846,924
                                                             ----------
                                                              1,780,500
                                                             ----------
 Recreational Products 1.3%
 Harley-Davidson, Inc. ......................       15,120      711,850

    The accompanying notes are an integral part of the financial statements.

                                               Shares     Value ($)
------------------------------------------------------------------

 Mattel, Inc. ............................      53,585   1,013,828
                                                         ---------
                                                         1,725,678
                                                         ---------
 Restaurants 0.8%
 McDonald's Corp. ........................      38,430   1,039,916
                                                         ---------
 Specialty Retail 0.2%
 Tiffany & Co. ...........................       6,960     252,091
                                                         ---------
 Consumer Staples 3.6%
 Alcohol & Tobacco 1.1%
 Anheuser-Busch Cos., Inc. ...............      36,065   1,485,878
                                                         ---------
 Consumer Electronic & Photographic 0.4%
 Sony Corp. ..............................       7,200     473,323
                                                         ---------
 Food & Beverage 1.0%
 Albertson's, Inc. .......................       8,990     269,610
 PepsiCo, Inc. ...........................      12,140     536,588
 Quaker Oats Co. .........................       5,490     500,963
                                                         ---------
                                                         1,307,161
                                                         ---------
 Package Goods/Cosmetics 1.1%
 Procter & Gamble Co. ....................      22,765   1,452,407
                                                         ---------
 Health 5.8%
 Medical Supply & Specialty 1.5%
 Guidant Corp.* ..........................      19,065     686,340
 Medtronic, Inc. .........................      28,890   1,329,229
                                                         ---------
                                                         2,015,569
                                                         ---------
 Pharmaceuticals 4.3%
 Allergan, Inc. ..........................      10,695     914,423
 Bristol-Myers Squibb Co. ................      40,725   2,129,918
 Merck & Co., Inc. .......................      17,235   1,101,489
 Pfizer, Inc. ............................      39,575   1,584,979
                                                         ---------
                                                         5,730,809
                                                         ---------
 Communications 3.6%
 Cellular Telephone 1.8%
 AT&T Wireless Group* ....................      47,855     782,429
 America Movil SA de CV "L"
    (ADR) ................................       5,725     119,424
 Nokia Oyj (ADR) .........................      67,200   1,481,088
                                                         ---------
                                                         2,382,941
                                                         ---------
 Telephone/Communications 0.6%
 McLeodUSA Inc. "A"* .....................      18,084      79,027
 Telefonica SA ...........................      38,480     476,010
 Telefonos de Mexico SA de CV "L"
    (ADR) ................................       5,725     200,890
                                                         ---------
                                                           755,927
                                                         ---------
 Miscellaneous 1.2%
 Cox Communications, Inc. "A"* ...........      34,825   1,542,748
                                                         ---------
 Financial 16.4%
 Banks 2.0%
 Bank of America Corp. ...................      10,185     611,406
 U.S. Bancorp ............................      88,542   2,017,872
                                                         ---------
                                                         2,629,278
                                                         ---------


                                               Shares    Value ($)
                                                         ---------

 Insurance 4.7%
 American General Corp. ..................      52,600   2,443,270
 American International Group, Inc. ......      22,670   1,949,620
 PartnerRe Holdings Ltd. .................      14,140     783,356
 Willis Group Holdings Ltd.* .............      29,565     524,779
 Zurich Financial Services AG ............       1,549     528,784
                                                         ---------
                                                         6,229,809
                                                         ---------
 Investment 1.7%
 Charles Schwab Corp. ....................      39,860     609,858
 Goldman Sachs Group, Inc. ...............       4,320     370,656
 J.P. Morgan Chase & Co. .................      17,975     801,685
 Merrill Lynch & Co., Inc. ...............       7,310     433,118
                                                         ---------
                                                         2,215,317
                                                         ---------
 Consumer Finance 5.1%
 Citigroup, Inc. .........................      97,328   5,142,817
 Household International, Inc. ...........      24,380   1,626,146
                                                         ---------
                                                         6,768,963
                                                         ---------
 Other Financial Companies 2.9%
 Berkshire Hathaway, Inc. "B"* ...........         415     954,500
 John Hancock Financial Services, Inc. ...      30,355   1,222,092
 Marsh & McLennan Companies, Inc. ........      16,880   1,704,880
                                                         ---------
                                                         3,881,472
                                                         ---------
 Media 10.4%
 Broadcasting & Entertainment 4.6%
 AOL Time Warner, Inc.* ..................      70,510   3,737,018
 Viacom, Inc. "B"* .......................      45,115   2,334,701
                                                         ---------
                                                         6,071,719
                                                         ---------
 Cable Television 5.4%
 AT&T Corp. -- Liberty Media
    Group "A"* ...........................     190,955   3,339,803
 Comcast Corp. "A"* ......................      86,980   3,774,932
                                                         ---------
                                                         7,114,735
                                                         ---------
 Print Media 0.4%
 Valassis Communications, Inc.* ..........      15,260     546,308
                                                         ---------
 Service Industries 2.5%
 EDP Services 0.5%
 VeriSign, Inc.* .........................      11,833     687,497
                                                         ---------
 Miscellaneous Commercial Services 1.9%
 Arbitron, Inc.* .........................       5,464     131,682
 Fluor Corp. .............................      12,295     555,119
 KPMG Consulting, Inc.* ..................      16,965     255,323
 Nova Corp. of Georgia* ..................      12,265     385,734
 Paychex, Inc. ...........................      28,907   1,193,859
                                                         ---------
                                                         2,521,717
                                                         ---------
 Miscellaneous Consumer Services 0.1%
 Robert Half International, Inc.* ........       6,050     150,585
                                                         ---------
 Durables 1.6%
 Aerospace 0.3%
 Boeing Co. ..............................       7,045     391,702
                                                         ---------


    The accompanying notes are an integral part of the financial statements.

                                                   Shares     Value ($)
-----------------------------------------------------------------------

 Automobiles 1.3%
 Bayerische Motoren Werke (BMW) AG ........        19,887       657,254
 Delphi Automotive Systems Corp. ..........        61,980       987,341
                                                              ---------
                                                              1,644,595
                                                              ---------
 Manufacturing 7.3%
 Chemicals 1.4%
 E.I. du Pont de Nemours & Co. ............        32,925     1,588,302
 Solutia, Inc. ............................        22,830       291,083
                                                              ---------
                                                              1,879,385
                                                              ---------
 Diversified Manufacturing 5.9%
 Canadian Pacific Ltd. ....................        26,540     1,028,283
 General Electric Co. .....................        73,885     3,601,894
 Honeywell International, Inc. ............        25,705       899,418
 Minnesota Mining & Manufacturing Co. .....         2,415       275,552
 Textron, Inc. ............................         8,495       467,565
 Tyco International Ltd. ..................        27,506     1,499,073
                                                              ---------
                                                              7,771,785
                                                              ---------
 Technology 8.6%
 Computer Software 2.3%
 Electronic Arts, Inc. ....................         9,580       552,958
 Microsoft Corp.* .........................        23,050     1,653,838
 VERITAS Software Corp.* ..................        12,027       811,823
                                                              ---------
                                                              3,018,619
                                                              ---------
 EDP Peripherals 1.0%
 EMC Corp.* ...............................        46,650     1,355,183
                                                              ---------
 Electronic Data Processing 1.4%
 Apple Computer, Inc.* ....................        42,405     1,023,233
 Ceridian Corp.* ..........................        41,000       785,970
                                                              ---------
                                                              1,809,203
                                                              ---------


                                                  Shares       Value ($)
-----------------------------------------------------------------------

 Semiconductors 3.9%
 Advanced Micro Devices, Inc.* ............        42,470     1,226,534
 Linear Technology Corp. ..................        23,260     1,084,614
 Maxim Integrated Products, Inc.* .........        36,225     1,705,111
 Texas Instruments, Inc. ..................        35,145     1,107,068
                                                              ---------
                                                              5,123,327
                                                              ---------
 Energy 6.7%
 Oil & Gas Production 4.5%
 Burlington Resources, Inc. ...............        27,515     1,099,224
 Conoco, Inc. "A" .........................        16,280       459,096
 El Paso Corp. ............................        25,390     1,333,991
 Exxon Mobil Corp. ........................        34,770     3,037,160
                                                              ---------
                                                              5,929,471
                                                              ---------
 Oil/Gas Transmission 2.2%
 Enron Corp. ..............................        51,575     2,527,175
 Kinder Morgan, Inc. ......................         7,880       395,970
                                                              ---------
                                                              2,923,145
                                                              ---------
 Utilities 0.5%
 Electric Utilities
 Duke Energy Corp. ........................        14,830       578,518


-----------------------------------------------------------------------
Total Common Stocks (Cost $96,764,399)                       93,816,726
-----------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $134,758,398) (a)                                  131,963,714
-----------------------------------------------------------------------


--------------------------------------------------------------------------------
Notes to SVS Growth and Income Portfolio of Investments
--------------------------------------------------------------------------------

*        Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

***      Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $134,926,903. At June 30, 2001, net unrealized depreciation for all securities based on tax cost was $2,963,189. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,819,917 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,783,106.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $134,758,398) ......................   $ 131,963,714
Cash .........................................................................             848
Foreign currency, at value (cost $18,918) ....................................          18,519
Receivable for investments sold ..............................................         169,114
Dividends receivable .........................................................          43,388
Interest receivable ..........................................................         253,495
Receivable for Portfolio shares sold .........................................         142,663
Foreign taxes recoverable ....................................................           4,654
                                                                                 -------------
Total assets .................................................................     132,596,395

Liabilities
----------------------------------------------------------------------------------------------
Payable for investments purchased ............................................         949,274
Payable for Portfolio shares redeemed ........................................             448
Accrued management fee .......................................................         124,881
Other accrued expenses and payables ..........................................          22,058
                                                                                 -------------
Total liabilities ............................................................       1,096,661
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 131,499,734
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income 422,274 Net unrealized appreciation
(depreciation) on:
  Investments ................................................................      (2,794,684)
  Foreign currency related transactions ......................................            (519)
Accumulated net realized gain (loss) .........................................     (15,218,353)
Paid-in capital ..............................................................     149,091,016
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 131,499,734
----------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($131,499,734 / 13,587,926
   outstanding shares of beneficial interest, $.01 par value, unlimited number   -------------
   of shares authorized) .....................................................   $        9.68
                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.


                                      143

----------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2001 (Unaudited)
----------------------------------------------------------------------------------------------

Investment Income
----------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $7,070) ..........................   $     391,165
Interest .....................................................................         741,775
                                                                                 -------------
Total Income .................................................................       1,132,940
                                                                                 -------------
Expenses:
Management fee ...............................................................         527,800
Custodian and accounting fees ................................................          38,520
Auditing .....................................................................           8,147
Legal ........................................................................           3,946
Trustees' fees and expenses ..................................................           3,201
Reports to shareholders ......................................................           6,198
Other ........................................................................           2,029
                                                                                 -------------
Total expenses, before expense reductions ....................................         589,841
Expense reductions ...........................................................         (36,065)
                                                                                 -------------
Total expenses, after expense reductions .....................................         553,776
----------------------------------------------------------------------------------------------
Net investment income (loss)                                                           579,164
----------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ..................................................................      (9,431,508)
Foreign currency related transactions ........................................          (5,192)
                                                                                 -------------
                                                                                    (9,436,700)
                                                                                 -------------
Net unrealized appreciation (depreciation) during the period on:
Investments ..................................................................       1,817,960
Foreign currency related transactions ........................................          (1,005)
                                                                                 -------------
                                                                                     1,816,955
----------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                          (7,619,745)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $  (7,040,581)
----------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                               Six Months
                                                                                                 Ended          Year Ended
                                                                                             June 30, 2001     December 31,
Increase (Decrease) in Net Assets                                                             (Unaudited)          2000
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ..........................................................   $     579,164    $     711,525
Net realized gain (loss) on investment transactions ...................................      (9,436,700)      (5,562,190)
Net unrealized appreciation (depreciation) on investment transactions during the period       1,816,955       (5,826,583)
                                                                                          -------------    -------------
Net increase (decrease) in net assets resulting from operations .......................      (7,040,581)     (10,677,248)
                                                                                          -------------    -------------
Distributions to shareholders from:
Net investment income .................................................................        (764,939)        (179,619)
                                                                                          -------------    -------------
Portfolio share transactions:
Proceeds from shares sold .............................................................      37,849,619      107,839,456
Reinvestment of distributions .........................................................         764,939          179,619
Cost of shares redeemed ...............................................................      (3,770,493)      (8,494,560)
                                                                                          -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions ...............      34,844,065       99,524,515
                                                                                          -------------    -------------
Increase (decrease) in net assets .....................................................      27,038,545       88,667,648
Net assets at beginning of period .....................................................     104,461,189       15,793,541
Net assets at end of period (including undistributed net investment income of $422,274    -------------    -------------
   and $608,049, respectively) ........................................................   $ 131,499,734    $ 104,461,189
                                                                                          -------------    -------------
Other Information (a)
------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period .............................................      10,046,981        1,374,095
                                                                                          -------------    -------------
Shares sold ...........................................................................       3,835,273        9,398,418
Shares issued to shareholders in reinvestment of distributions ........................          83,812           14,539
Shares redeemed .......................................................................        (378,140)        (740,071)
                                                                                          -------------    -------------
Net increase (decrease) in Portfolio shares ...........................................       3,540,945        8,672,886
                                                                                          -------------    -------------
Shares outstanding at end of period ...................................................      13,587,926       10,046,981
                                                                                          -------------    -------------

(a) On June 18, 2001, the Fund implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to June 30, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                                      2001(c)(f)  2000(a)  1999(a)(d)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                         $ 10.40       11.49     10.00
                                                                                             --------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (b)                                                                 .05         .12        --
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                             (.70)      (1.16)      1.49
                                                                                             --------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                               (.65)      (1.04)      1.49
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                          (.07)          --        --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                                     --       (.05)        --
                                                                                             --------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                            (.07)       (.05)        --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                               $  9.68       10.40     11.49
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (e)                                                                         (6.18)**     (9.18)   14.93**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                           131         104        16
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                1.05*        1.10     2.58*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                 1.00*        1.01     1.10*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                      1.04*        1.07    (.05)*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                      46*          39       53*
-----------------------------------------------------------------------------------------------------------------------------

(a) On June 18, 2001, the Fund implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to June 30, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

(b)      Based on average shares outstanding during the period.

(c)      For the six months ended June 30, 2001 (Unaudited).

(d) For the period from October 29, 1999 (commencement of operations) to December 31, 1999.

(e) Total return would have been lower had certain expenses not been reduced.

(f) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001 was to decrease net investment income by an amount less than one half of $.01, increase net realized and unrealized gains and losses by an amount less than one half of $.01 and decrease the ratio of net investment income to average net assets from 1.09% to 1.04%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

*        Annualized

**       Not annualized

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2001


SVS Growth Opportunities Portfolio

For the six months ended June 30, 2001, the portfolio, underperformed our benchmark, the S&P 500 Index. In a period marked by dramatic volatility, stocks nose-dived after an early rally, then rebounded sharply in April before moderating once again. Negative earnings news was partially offset by the Federal Reserve's continuing campaign to stave off recession through short-term interest rate cuts. As a result, in June the major markets recorded their first positive quarter in more than a year.

The portfolio was supported by gains from top performers in semiconductors and media. We further reduced our exposure to technology by trimming or eliminating holdings in Applied Materials, VeriSign, Cisco Systems, and Sun Microsystems, some of which had been top performers for the portfolio. We further narrowed our focus in technology primarily to software and semiconductor companies, retaining solid performers Oracle and Microsoft. Viacom and AOL Time Warner also gained as the advertising market stabilized, but Cablevision gave ground. Other disappointments included energy positions Enron and Anadarko Petroleum, as well as cellular phone manufacturer Nokia. Meanwhile, we increased our exposure to financial services companies.

Looking forward, it is still not clear exactly when the U.S. economy will rebound, and signs that the U.S. economic slowdown has spread to Europe are troubling. Still, we believe the monetary medicine administered by the Federal Reserve will eventually succeed in reinvigorating the economy. We will continue to search for companies that report excellent results regardless of the economic environment, leveraging the analytical talent of our research staff as we strive to generate benchmark-beating performance.

E. Marc Pinto
Lead Portfolio Manager
Janus Capital Corporation
Subadvisor to the Portfolio



    The accompanying notes are an integral part of the financial statements.

Investment Portfolio                             as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------


SVS Growth Opportunities Portfolio

                                                        Principal
                                                       Amount ($)   Value ($)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Repurchase Agreements 0.2%
--------------------------------------------------------------------------------
 State Street Bank and Trust Company,
    3.93%, to be repurchased at
    $328,107on 7/2/2001**                                             ----------
    (Cost $328,000) ............................         328,000         328,000
                                                                      ----------
--------------------------------------------------------------------------------
Short-Term Investments 4.2%
--------------------------------------------------------------------------------
 Federal Home Loan Bank, 3.5%***,                                     ----------
    7/2/2001 (Cost $6,711,265) .................       6,712,000       6,711,265
                                                                      ----------

                                                          Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 95.6%
--------------------------------------------------------------------------------
 Consumer Discretionary 3.9%
 Department & Chain Stores 2.5%
 Home Depot, Inc. ..............................          34,063       1,585,609
 Wal-Mart Stores, Inc. .........................          48,015       2,343,132
                                                                      ----------
                                                                       3,928,741
                                                                      ----------
 Hotels & Casinos 1.4%
 MGM Grand, Inc.* ..............................          76,075       2,279,207
                                                                      ----------
 Consumer Staples 2.9%
 Alcohol & Tobacco 1.4%
 Anheuser-Busch Companies, Inc. ................          53,775       2,215,530
                                                                      ----------
 Package Goods/Cosmetics 1.5%
 Colgate-Palmolive Co. .........................          40,615       2,395,879
                                                                      ----------
 Health 8.9%
 Biotechnology 3.1%
 Genentech, Inc.* ..............................          88,235       4,861,749
                                                                      ----------
 Medical Supply & Specialty 0.3%
 Applera Corp. -- Applied Biosystems
    Group ......................................          17,835         477,086
                                                                      ----------
 Pharmaceuticals 5.5%
 Bristol-Myers Squibb Co. ......................          43,445       2,272,174
 Pfizer, Inc. ..................................         128,462       5,144,903
 Schering-Plough Corp. .........................          38,930       1,410,823
                                                                      ----------
                                                                       8,827,900
                                                                      ----------
 Communications 6.5%
 Cellular Telephone 4.6%
 Nokia Oyj (ADR) ...............................         243,960       5,376,878
 Sprint Corp.-- PCS Group* .....................          48,700       1,176,105
 Vodafone Group PLC (ADR) ......................          37,600         840,360
                                                                      ----------
                                                                       7,393,343
                                                                      ----------


                                                          Shares     Value ($)
--------------------------------------------------------------------------------
 Telephone/Communications 1.9%
 Qwest Communications
    International, Inc. ........................          95,495       3,043,426
                                                                      ----------
 Financial 15.3%
 Banks 2.8%
 Bank of New York Co., Inc. ....................          93,150       4,471,200
                                                                      ----------
 Consumer Finance 5.1%
 Citigroup, Inc. ...............................         152,928       8,080,716
                                                                      ----------
 Investment 1.6%
 Charles Schwab Corp. ..........................         168,338       2,575,564
                                                                      ----------
 Other Financial Companies 5.8%
 Federal National Mortgage
    Association ................................          72,650       6,186,148
 Morgan Stanley Dean Witter & Co. ..............          48,375       3,107,126
                                                                      ----------
                                                                       9,293,274
                                                                      ----------
 Media 19.6%
 Broadcasting & Entertainment 9.9%
 AOL Time Warner, Inc.* ........................         136,825       7,251,723
 Metro Goldwyn Mayer, Inc.* ....................          71,320       1,615,398
 Viacom, Inc. "B"* .............................         132,800       6,872,400
                                                                      ----------
                                                                      15,739,521
                                                                      ----------
 Cable Television 9.7%
 AT&T Corp. -- Liberty Media
    Group "A"* .................................         242,600       4,243,074
 Cablevision Systems Corp. "A"* ................          55,100       3,223,350
 Cablevision Systems Corp. -- Rainbow
    Media Group* ...............................          21,763         561,473
 Comcast Corp. "A"* ............................         171,955       7,462,847
                                                                      ----------
                                                                      15,490,744
                                                                      ----------
 Service Industries 1.0%
 Miscellaneous Commercial Services
 Fluor Corp. ...................................          35,875       1,619,756
                                                                      ----------
 Durables 2.1%
 Aerospace
 Boeing Co. ....................................          61,470       3,417,732
                                                                      ----------
 Manufacturing 4.7%
 Diversified Manufacturing
 General Electric Co. ..........................         155,575       7,584,281
                                                                      ----------
 Technology 24.6%
 Computer Software 6.8%
 Microsoft Corp.* ..............................          56,390       4,045,983
 Oracle Corp.* .................................         139,730       2,747,092
 Siebel Systems, Inc.* .........................          85,000       4,040,050
                                                                      ----------
                                                                      10,833,125
                                                                      ----------


    The accompanying notes are an integral part of the financial statements.



                                      148



                                                          Shares      Value ($)
--------------------------------------------------------------------------------
 Diverse Electronic Products 1.2%
 General Motors Corp. "H"* .....................          95,775       1,939,444
                                                                      ----------
 EDP Peripherals 2.9%
 EMC Corp.* ....................................         125,550       3,647,228
 Symbol Technologies, Inc. .....................          47,575       1,056,165
                                                                      ----------
                                                                       4,703,393
                                                                      ----------
 Electronic Components/Distributors 3.4%
 Advanced Micro Devices, Inc.* .................          55,915       1,614,825
 Flextronics International Ltd.* ...............         140,865       3,759,687
                                                                      ----------
                                                                       5,374,512
                                                                      ----------
 Precision Instruments 2.1%
 ASM Lithography Holding NV* ...................         150,475       3,393,211
                                                                      ----------
 Semiconductors 8.2%
 Applied Materials, Inc.* ......................          73,655       3,765,980


                                                          Shares      Value ($)
--------------------------------------------------------------------------------
 Linear Technology Corp. .......................         129,675       6,046,745
 Texas Instruments, Inc. .......................         102,000       3,213,000
                                                                      ----------
                                                                      13,025,725
                                                                      ----------
 Energy 6.1%
 Oil & Gas Production 4.7%
 Anadarko Petroleum Corp. ......................          90,800       4,905,924
 Exxon Mobil Corp. .............................          30,085       2,627,925
                                                                      ----------
                                                                       7,533,849
                                                                      ----------
 Oil/Gas Transmission 1.4%
 Enron Corp. ...................................          44,475       2,179,275
                                                                      ----------
--------------------------------------------------------------------------------
Total Common Stocks (Cost $168,116,516)                              152,678,183
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $175,155,781) (a)                                           159,717,448
--------------------------------------------------------------------------------

Notes to SVS Growth Opportunities Portfolio of Investments

*   Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

*** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $175,191,508. At June 30, 2001, net unrealized depreciation for all securities based on tax cost was $15,474,060. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,861,610 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $22,335,670.




    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $175,155,781) ......................   $ 159,717,448
Cash .........................................................................             561
Dividends receivable .........................................................           8,490
Interest receivable ..........................................................          17,685
Receivable for Portfolio shares sold .........................................         308,396
                                                                                 -------------
Total assets .................................................................     160,052,580

Liabilities
--------------------------------------------------------------------------------------------------
Payable for investments purchased ............................................         832,499
Payable for Portfolio shares redeemed ........................................             302
Accrued management fee .......................................................         123,412
Other accrued expenses and payables ..........................................          22,367
                                                                                 -------------
Total liabilities ............................................................         978,580
--------------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 159,074,000
--------------------------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss ..............................................        (154,098)
Net unrealized appreciation (depreciation) on investments ....................     (15,438,333)
Accumulated net realized gain (loss) .........................................     (22,467,995)
Paid-in capital ..............................................................     197,134,426
--------------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 159,074,000
--------------------------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------------------------

NetAsset Value and redemption price per share ($159,074,000 / 17,300,898
   outstanding shares of beneficial interest, $.01 par value, unlimited number   -------------
   of shares authorized) .....................................................   $        9.19
                                                                                 -------------
--------------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $7,178) ..........................   $     352,908
Interest .....................................................................         202,050
                                                                                 -------------
Total Income .................................................................         554,958
                                                                                 -------------
Expenses:
Management fee ...............................................................         685,370
Custodian and accounting fees ................................................          82,272
Auditing .....................................................................          15,662
Legal ........................................................................           1,609
Trustees' fees and expenses ..................................................           1,957
Reports to shareholders ......................................................           2,585
Other ........................................................................             821
                                                                                 -------------
Total expenses, before expense reductions ....................................         790,276
Expense reductions ...........................................................         (81,220)
                                                                                 -------------
Total expenses, after expense reductions .....................................         709,056
--------------------------------------------------------------------------------------------------
Net investment income (loss)                                                          (154,098)
--------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------------------------
Net realized gain (loss) from investments ....................................     (19,637,614)
Net unrealized appreciation (depreciation) during the period on investments ..       3,091,848
--------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                         (16,545,766)
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $ (16,699,864)
--------------------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                              Six Months
                                                                                                 Ended          Year Ended
                                                                                             June 30, 2001     December 31,
Increase (Decrease) in Net Assets                                                             (Unaudited)          2000
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ............................................................   $    (154,098)   $    (176,711)
Net realized gain (loss) on investment transactions .....................................     (19,637,614)      (2,830,381)
Net unrealized appreciation (depreciation) on investment transactions during the period .       3,091,848      (19,746,291)
                                                                                            -------------    -------------
Net increase (decrease) in net assets resulting from operations .........................     (16,699,864)     (22,753,383)
                                                                                            -------------    -------------
Portfolio share transactions:
Proceeds from shares sold ...............................................................      40,097,989      153,246,406
Cost of shares redeemed .................................................................      (3,364,403)      (8,611,327)
                                                                                            -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions .................      36,733,586      144,635,079
                                                                                            -------------    -------------
Increase (decrease) in net assets .......................................................      20,033,722      121,881,696
Net assets at beginning of period .......................................................     139,040,278       17,158,582
Net assets at end of period (including accumlated net investment loss of $154,098 at        -------------    -------------
   June 30, 2001)........................................................................   $ 159,074,000    $ 139,040,278
                                                                                            -------------    -------------

Other Information (a)
--------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ...............................................      13,481,590        1,473,697
                                                                                            -------------    -------------
Shares sold .............................................................................       4,169,695       12,719,830
Shares redeemed .........................................................................        (350,387)        (711,937)
                                                                                            -------------    -------------
Net increase (decrease) in Portfolio shares .............................................       3,819,308       12,007,893
                                                                                            -------------    -------------
Shares outstanding at end of period .....................................................      17,300,898       13,481,590
                                                                                            -------------    -------------


Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2001(c)   2000(a)  1999(a)(d)
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 10.31      11.64     10.00
                                                                          -------------------------------
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
---------------------------------------------------------------------------------------------------------
Net investment income (loss) (b)                                             (.01)      (.02)       --
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions          (1.11)     (1.31)     1.64
                                                                          -------------------------------
---------------------------------------------------------------------------------------------------------
Total from investment operations                                            (1.12)     (1.33)     1.64
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $  9.19      10.31     11.64
                                                                          -------------------------------
---------------------------------------------------------------------------------------------------------
Total Return (%) (e)                                                       (10.86)**  (11.42)    16.43**
---------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        159        139        17
---------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              1.09*      1.06      2.60*
---------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .98*      1.01      1.10*
---------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    (.21)*     (.20)     (.34)*
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    42*        14         1*
---------------------------------------------------------------------------------------------------------

(a) On June 18, 2001, the Fund implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to June 30, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

(b) Based on average shares outstanding during the period.

(c) For the six months ended June 30, 2001 (Unaudited).

(d) For the period from October 29, 1999 (commencement of operations) to December 31, 1999.

(e) Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized



    The accompanying notes are an integral part of the financial statements.

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2001


SVS Index 500 Portfolio

First quarter performance was a continuation of the sharp decline that began in 2000. The market's performance resulted in the worst quarterly performance for the S&P 500 since the third quarter of 1990 and the worst start to a year since the 16.9% decline during the first quarter of 1939. Despite three interest rate cuts by the Federal Reserve Board totaling 150 basis points, the decline that was sparked by a sharp inventory correction in technology and telecommunication companies broadened during the first quarter to impact most industries. Companies in many of the economic sectors were hurt as earnings estimates continued to be cut throughout the quarter. While 2000's negative performance was concentrated in large capitalization technology and telecommunication issues, the first quarter of this year saw a much wider negative impact, with 328 issues declining with only 171 advancing and one remaining unchanged. Following the trend of last year, value stocks continued to outperform growth stocks in the quarter.

Sector performance was generally negative across the board with the best performance coming from Transportation and Consumer Cyclicals, which were up less than 1% each. Declining sectors were led by Technology with a decline of 24.72%, which accounted for almost one-half of the S&P 500's performance over the quarter followed by Health Care and Capital Goods, down 15.15% and 13.68% respectfully. Best performing stocks were Advanced Micro Devices (up 92.1%), Dillards Inc. (up 85.7%) and Kmart Corporation (up 76.9%). The worst stock performers all came from the Information Technology and Telecommunications Services sectors. Declining issues were led by Applied Micro Circuits (down 78.0%), Network Appliances (down 73.8%) and QLogic Corporation (down 70.8%).

Index additions and deletions were relatively light after the record number of changes in 2000. There were six changes in the S&P 500 during the first quarter, well off last year's pace which resulted in 58 changes over the course of the year. In addition, the quarterly index rebalance that took place on March 16th, was the smallest in terms of turnover percentage, in quite some time.

After the sharp decline of the first quarter, equity markets rebounded in the second quarter for the first positive quarterly performance since the first quarter of 2000. Equities performed better as the Federal Reserve continued its policy of monetary easing to stimulate the economy. The Fed lowered rates three more times during the quarter for a total of 125 basis points. This quarter, mid-cap stocks and small-cap stocks performed better than large-cap stocks. During this same period, large-cap growth outperformed large-cap value for the first time since the second quarter of 2000.

Sector performance was much more balanced than in the first quarter with the best performance coming from a rebound in Capital Goods (up 12.05%) and Technology (up 11.89%). These two sectors accounted for over one-half of this quarter's performance. The worst performing sector was Utilities with a decline of 8.81%. Due to the stronger performance of technology stocks relative to interest-sensitive issues, the Technology Sector regained its position as the largest weight in the S&P 500, accounting for 19.4% of the market capitalization followed by Financials at 17.9%. Best performing stocks included QLogic Corporation, one of the worst performers last quarter, (up 186.4%), PeopleSoft Inc. (up 110.1%) and Cabletron Systems (up 77.1%). The worst stock performers all came from the Information Technology and Telecommunications Services sectors. Tellabs Inc. (down 52.4%), Lucent Technologies (down 37.8) and Global Crossing (down 36.0%) led declining issues.

Index additions and deletions continued the first quarter's moderate pace with eight additional changes for a total of fifteen for the year. During the quarterly rebalance of the index which occurred on June 15th, turnover accounted for only 37 basis points each way.

The equity markets must still contend with a weak near-term profit outlook with sluggish growth and narrowing profit margins continuing to weigh heavily on bottom lines. The conditions in the equity market should start to improve as the economy rebounds. If the U.S. is unable to return fully to the elevated growth rates of recent years, the revival in the equity market could be limited to trend-like gains.

Patrick Cannon
Kai Yee Wong
Denise M. Krisko
Portfolio Managers
Deutsche Asset Management, Inc.
Subadvisor to the Portfolio

Investment Portfolio                             as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------



SVS Index 500 Portfolio


                                                                             Principal
                                                                             Amount ($)    Value ($)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Repurchase Agreements 0.4%
------------------------------------------------------------------------------------------------------
 State Street Bank and Trust Company,
    3.93%, to be repurchased at
    $643,211 on 7/2/2001**                                                                 -----------
    (Cost $643,000) ....................................................       643,000       643,000
                                                                                           -----------
------------------------------------------------------------------------------------------------------
Short-Term Investments 3.0%
------------------------------------------------------------------------------------------------------
 Federal Home Loan Bank, 3.5%***,                                                          -----------
    7/2/2001 (Cost $4,428,515) .........................................     4,429,000     4,428,515
                                                                                           -----------
------------------------------------------------------------------------------------------------------
U.S. Government Obligations 0.4%
------------------------------------------------------------------------------------------------------

 U.S. Treasury Bill, 3.7%, 7/19/2001                                                       -----------
    (Cost $583,968) (b) ................................................       585,000       583,968
                                                                                           -----------


                                                                                Shares
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Common Stocks 96.2%
------------------------------------------------------------------------------------------------------

 Consumer Discretionary 6.8%
 Apparel & Shoes 0.1%
 Liz Claiborne, Inc. ...................................................           683        34,457
 Nike, Inc. "B" ........................................................         3,489       146,503
 Reebok International Ltd.* ............................................           718        22,940
                                                                                           -----------
                                                                                             203,900
                                                                                           -----------
 Department & Chain Stores 5.2%
 Bed Bath & Beyond, Inc.* ..............................................         3,680       112,608
 Best Buy Co., Inc.* ...................................................         2,723       172,965
 Big Lots, Inc. ........................................................         1,492        20,411
 CVS Corp. .............................................................         5,084       196,242
 Costco Wholesale Corp.* ...............................................         5,803       243,958
 Dillard's Inc. ........................................................         1,051        16,049
 Dollar General Corp. ..................................................         4,212        82,134
 Federated Department Stores, Inc.* ....................................         2,528       107,440
 Gap, Inc. .............................................................        11,084       321,436
 Home Depot, Inc. ......................................................        29,956     1,394,429
 J.C. Penney Co., Inc. .................................................         3,367        88,754
 Kmart Corp. ...........................................................         6,266        71,871
 Kohl's Corp.* .........................................................         4,241       266,038
 Lowe's Companies, Inc. ................................................         4,924       357,236
 May Department Stores Co. .............................................         3,800       130,188
 Nordstrom, Inc. .......................................................         1,738        32,240
 Sears, Roebuck & Co. ..................................................         4,223       178,675
 TJX Companies, Inc. ...................................................         3,552       113,202
 Target Corp. ..........................................................        11,529       398,903
 The Limited, Inc. .....................................................         5,481        90,546
 Wal-Mart Stores, Inc. .................................................        57,496     2,805,805



                                                                                Shares     Value ($)
------------------------------------------------------------------------------------------------------

 Walgreen Co. ..........................................................        13,079       446,648
                                                                                           -----------
                                                                                           7,647,778
                                                                                           -----------
 Home Furnishings 0.1%
 Newell Rubbermaid, Inc. ...............................................         3,446        86,495
 Tupperware Corp. ......................................................           809        18,955
                                                                                           -----------
                                                                                             105,450
                                                                                           -----------
 Hotels & Casinos 0.4%
 Carnival Corp. "A" ....................................................         7,547       231,693
 Harrah's Entertainment, Inc.* .........................................         1,519        53,621
 Hilton Hotels Corp. ...................................................         4,640        53,824
 Marriott International, Inc. "A" ......................................         3,155       149,358
 Starwood Hotels & Resorts Worldwide, Inc. (REIT) ......................         2,563        95,549
                                                                                           -----------
                                                                                             584,045
                                                                                           -----------
 Recreational Products 0.2%
 Brunswick Corp. .......................................................         1,121        26,938
 Harley-Davidson, Inc. .................................................         3,830       180,316
 Hasbro, Inc. ..........................................................         2,127        30,735
 Mattel, Inc. ..........................................................         5,463       103,360
                                                                                           -----------
                                                                                             341,349
                                                                                           -----------
 Restaurants 0.5%
 Darden Restaurants, Inc. ..............................................         1,555        43,385
 McDonald's Corp. ......................................................        16,638       450,224
 Starbucks Corp.* ......................................................         4,880       108,092
 Tricon Global Restaurants, Inc.* ......................................         1,877        82,400
 Wendy's International, Inc. ...........................................         1,511        38,591
                                                                                           -----------
                                                                                             722,692
                                                                                           -----------
 Specialty Retail 0.3%
 AutoZone, Inc.* .......................................................         1,409        52,838
 Circuit City Stores, Inc. .............................................         2,623        47,214
 Office Depot, Inc.* ...................................................         3,803        39,475
 Radioshack Corp .......................................................         2,370        72,285
 Staples, Inc.* ........................................................         5,893        89,102
 Tiffany & Co. .........................................................         1,900        68,818
 Toys "R" Us, Inc.* ....................................................         2,492        61,677
                                                                                           -----------
                                                                                             431,409
                                                                                           -----------
 Consumer Staples 6.9%
 Alcohol & Tobacco 1.4%
 Adolph Coors Co. ......................................................           468        23,484
 Anheuser-Busch Companies, Inc. ........................................        11,518       474,542
 Brown-Forman Corp. "B" ................................................           890        56,907
 Philip Morris Companies, Inc. .........................................        28,205     1,431,404
 UST, Inc. .............................................................         2,011        58,037
                                                                                           -----------
                                                                                           2,044,374
                                                                                           -----------
 Consumer Electronic & Photographic 0.2%
 Eastman Kodak Co. .....................................................         3,759       175,470
 Maytag Corp. ..........................................................           948        27,738
 Whirlpool Corp. .......................................................           899        56,188
                                                                                           -----------
                                                                                             259,396
                                                                                           -----------





    The accompanying notes are an integral part of the financial statements.


                                       153

----------------------------------------------------------------------------------------------------




                                                                                 Shares    Value ($)
----------------------------------------------------------------------------------------------------
 Consumer Specialties 0.0%
 American Greeting Corp. "A" ...........................................           800         8,800
                                                                                           ---------
 Farming 0.1%
 Archer Daniels Midland Co. ............................................         8,125       105,625
                                                                                           ---------
 Food & Beverage 3.5%
 Albertson's, Inc. .....................................................         5,204       156,068
 Campbell Soup Co. .....................................................         5,299       136,449
 Coca-Cola Co. .........................................................        31,956     1,438,020
 Coca-Cola Enterprises .................................................         5,376        87,898
 ConAgra Foods, Inc. ...................................................         6,922       137,125
 General Mills, Inc. ...................................................         3,693       161,680
 H.J. Heinz Co. ........................................................         4,459       182,329
 Hershey Foods Corp. ...................................................         1,776       109,597
 Kellogg Co. ...........................................................         5,182       150,278
 Kroger Co.* ...........................................................        10,389       259,725
 Pepsi Bottling Group, Inc. ............................................         1,800        72,180
 PepsiCo, Inc. .........................................................        18,796       830,783
 Quaker Oats Co. .......................................................         1,702       155,308
 Ralston Purina Group ..................................................         3,955       118,729
 SUPERVALU, Inc. .......................................................         1,670        29,309
 Safeway, Inc.* ........................................................         6,471       310,608
 Sara Lee Corp. ........................................................        10,106       191,408
 Unilever NV (New York Shares) .........................................         7,326       436,410
 William Wrigley Jr. Co. ...............................................         2,870       134,460
 Winn-Dixie Stores, Inc. ...............................................         1,857        48,523
                                                                                           ---------
                                                                                           5,146,887
                                                                                           ---------
 Package Goods/Cosmetics 1.7%
 Alberto-Culver Co. "B" ................................................           700        29,428
 Avon Products, Inc. ...................................................         3,053       141,293
 Clorox Co. ............................................................         3,030       102,566
 Colgate-Palmolive Co. .................................................         7,251       427,736
 Gillette Co. ..........................................................        13,589       393,945
 International Flavors & Fragrances, Inc. ..............................         1,211        30,432
 Kimberly-Clark Corp. ..................................................         6,881       384,648
 Procter & Gamble Co. ..................................................        16,691     1,064,886
                                                                                           ---------
                                                                                           2,574,934
                                                                                           ---------
 Textiles 0.0%
 VF Corp. ..............................................................         1,421        51,696
                                                                                           ---------
 Health 12.4%
 Biotechnology 0.8%
 Amgen, Inc.* ..........................................................        13,414       830,595
 Biogen, Inc.* .........................................................         1,925       103,835
 Chiron Corp.* .........................................................         2,400       124,944
 MedImmune, Inc.* ......................................................         2,748       130,283
                                                                                           ---------
                                                                                           1,189,657
                                                                                           ---------
 Health Industry Services 0.7%
 CIGNA Corp. ...........................................................         1,884       180,525
 Cardinal Health, Inc. .................................................         5,732       395,474
 HealthSouth Corp.* ....................................................         4,935        78,812
 Humana, Inc.* .........................................................         2,100        20,685
 IMS Health, Inc. ......................................................         3,716       105,906



                                                                                 Shares     Value ($)
------------------------------------------------------------------------------------------------------
 McKesson HBOC, Inc. ...................................................         3,590       133,261
 PerkinElmer, Inc. .....................................................         1,320        36,340
 Quintiles Transnational Corp.* ........................................         1,611        41,048
 Wellpoint Health Networks, Inc.* ......................................           857        80,764
                                                                                           ---------
                                                                                           1,072,815
                                                                                           ---------
 Hospital Management 0.6%
 HCA-The Heathcare Co. .................................................         6,921       312,760
 Manor Care, Inc.* .....................................................         1,338        42,482
 Tenet Healthcare Corp. ................................................         4,115       212,293
 UnitedHealth Group, Inc. ..............................................         4,024       248,482
                                                                                           ---------
                                                                                             816,017
                                                                                           ---------
 Medical Supply & Specialty 1.3%
 Applera Corp. -- Applied Biosystems
    Group ..............................................................         2,641        70,647
 Bausch & Lomb, Inc. ...................................................           782        28,340
 Baxter International, Inc.* ...........................................         7,618       373,282
 Becton, Dickinson & Co. ...............................................         3,359       120,219
 Biomet, Inc. ..........................................................         2,308       111,153
 Boston Scientific Corp.* ..............................................         5,277        89,709
 C.R. Bard, Inc. .......................................................           658        37,473
 Guidant Corp. .........................................................         3,967       142,812
 Medtronic, Inc. .......................................................        15,573       716,514
 St. Jude Medical, Inc.* ...............................................         1,115        66,900
 Stryker Corp. .........................................................         2,599       142,555
                                                                                           ---------
                                                                                           1,899,604
                                                                                           ---------
 Pharmaceuticals 9.0%
 Abbott Laboratories ...................................................        19,982       959,336
 Allergan, Inc. ........................................................         1,691       144,581
 American Home Products Corp. ..........................................        16,853       984,889
 Bristol-Myers Squibb Co. ..............................................        24,931     1,303,891
 Eli Lilly & Co. .......................................................        14,465     1,070,410
 Forest Laboratories, Inc.* ............................................         2,210       156,910
 Johnson & Johnson .....................................................        38,844     1,942,202
 King Pharmaceuticals, Inc.* ...........................................         2,124       114,165
 Merck & Co., Inc. .....................................................        29,409     1,879,529
 Pfizer, Inc. ..........................................................        81,073     3,246,974
 Pharmacia Corp. .......................................................        16,705       767,595
 Schering-Plough Corp. .................................................        18,747       679,391
 Watson Pharmaceuticals, Inc.* .........................................         1,350        83,214
                                                                                           ---------
                                                                                          13,333,087
                                                                                           ---------
 Communications 6.4%
 Cellular Telephone 0.7%
 Nextel Communications, Inc. "A"* ......................................         9,946       173,856
 QUALCOMM, Inc.* .......................................................         9,714       553,018
 Sprint Corp.-- PCS Group* .............................................        12,120       292,698
                                                                                           ---------
                                                                                           1,019,572
                                                                                           ---------
 Telephone/Communications 5.7%
 ADC Telecommunications, Inc.* .........................................         9,907        68,259
 AT&T Corp. ............................................................        44,257       973,654
 Alltel Corp. ..........................................................         4,047       247,919
 BellSouth Corp. .......................................................        24,167       973,205
 CenturyTel, Inc. ......................................................         1,733        52,510
 Citizens Communications ...............................................         3,600        43,308
 Global Crossing Ltd.* .................................................        11,208        96,837




    The accompanying notes are an integral part of the financial statements.


                                      154

----------------------------------------------------------------------------------------------------



                                                                                Shares     Value ($)
----------------------------------------------------------------------------------------------------
 JDS Uniphase Corp.* ...................................................        16,832       221,677
 Lucent Technologies, Inc. .............................................        43,669       270,748
 Nortel Networks Corp. .................................................        40,912       371,890
 Qwest Communications
    International, Inc. ................................................        21,296       678,704
 SBC Communications, Inc. ..............................................        43,283     1,733,917
 Sprint Corp. ..........................................................        11,378       243,034
 Verizon Communications, Inc. ..........................................        34,710     1,856,985
 WorldCom, Inc.* .......................................................        37,063       551,490
 WorldCom, Inc.-- MCI Group* ...........................................             1             8
                                                                                           ---------
                                                                                           8,384,145
                                                                                           ---------
 Financial 17.1%
 Banks 5.4%
 AmSouth Bancorp .......................................................         4,745        87,735
 BB&T Corp. ............................................................         5,242       192,381
 Bank One Corp. ........................................................        14,962       535,640
 Bank of America Corp. .................................................        20,623     1,237,999
 Bank of New York Co., Inc. ............................................         9,479       454,992
 Comerica, Inc. ........................................................         2,246       129,370
 Fifth Third Bancorp ...................................................         7,425       448,087
 First Union Corp. .....................................................        12,594       440,034
 FleetBoston Financial Corp. ...........................................        13,880       547,566
 Golden West Financial Corp. ...........................................         2,103       135,097
 Huntington Bancshares, Inc. ...........................................         3,210        51,874
 KeyCorp ...............................................................         5,460       142,233
 MBNA Corp. ............................................................        10,914       359,616
 National City Corp. ...................................................         7,670       236,083
 Northern Trust Corp. ..................................................         2,849       183,761
 PNC Financial Services Group ..........................................         3,737       245,857
 Regions Financial Corp. ...............................................         2,964        93,366
 SouthTrust Corp. ......................................................         4,338       112,788
 State Street Corp. ....................................................         4,190       207,363
 SunTrust Banks, Inc. ..................................................         3,695       239,362
 US Bancorp ............................................................        24,447       557,147
 Union Planters Corp. ..................................................         1,784        77,782
 Wachovia Mutual Corp. .................................................         2,691       191,465
 Wells Fargo & Co. .....................................................        22,016     1,022,203
 Zions Bancorp .........................................................         1,200        69,888
                                                                                           ---------
                                                                                           7,999,689
                                                                                           ---------
 Insurance 3.7%
 AFLAC, Inc. ...........................................................         6,812       214,489
 AMBAC Financial Group, Inc. ...........................................         1,367        79,559
 Allstate Corp. ........................................................         9,224       405,764
 American General Corp. ................................................         6,430       298,674
 American International Group, Inc. ....................................        29,924     2,573,464
 Aon Corp. .............................................................         3,283       114,905
 Atena, Inc.* ..........................................................         1,850        47,860
 Chubb Corp. ...........................................................         2,187       169,339
 Cincinnati Financial Corp. ............................................         1,981        79,299
 Conseco, Inc. .........................................................         4,417        60,292
 Hartford Financial Services Group, Inc. ...............................         3,064       209,578
 Jefferson Pilot Corp. .................................................         1,874        90,528
 Lincoln National Corp. ................................................         2,401       124,252



                                                                                Shares       Value ($)
------------------------------------------------------------------------------------------------------
 MBIA, Inc. ............................................................         1,826       101,644
 MGIC Investment Corp. .................................................         1,377       100,025
 MetLife, Inc. .........................................................         9,700       300,506
 Progressive Corp. .....................................................           937       126,673
 Safeco Corp. ..........................................................         1,605        47,572
 St. Paul Companies, Inc. ..............................................         2,742       138,992
 Torchmark Corp. .......................................................         1,589        63,894
 UNUMProvident Corp. ...................................................         3,116       100,086
                                                                                           ---------
                                                                                           5,447,395
                                                                                           ---------
 Consumer Finance 3.3%
 American Express Co. ..................................................        16,975       658,630
 Capital One Financial Corp. ...........................................         2,651       159,060
 Citigroup, Inc. .......................................................        64,588     3,412,850
 Household International, Inc. .........................................         5,899       393,463
 Providian Financial Corp. .............................................         3,614       213,949
 Synovus Financial Corp. ...............................................         3,682       115,541
                                                                                           ---------
                                                                                           4,953,493
                                                                                           ---------
 Investment 2.0%
 Bear Stearns Companies, Inc. ..........................................         1,385        81,673
 Charles Schwab Corp. ..................................................        17,822       272,669
 Franklin Resources, Inc. ..............................................         3,390       155,160
 J.P. Morgan Chase & Co. ...............................................        25,449     1,135,016
 Lehman Brothers Holdings, Inc. ........................................         3,191       248,100
 Mellon Financial Corp. ................................................         6,117       281,382
 Merrill Lynch & Co., Inc. .............................................        10,799       639,841
 Stilwell Financial, Inc. ..............................................         2,856        95,847
 T. Rowe Price Group, Inc. .............................................         1,653        61,211
                                                                                           ---------
                                                                                           2,970,899
                                                                                           ---------
 Other Financial Companies 2.7%
 Charter One Financial, Inc. ...........................................         2,621        83,610
 Countrywide Credit Industries, Inc. ...................................         1,531        70,242
 Fannie Mae ............................................................        12,865     1,095,455
 Freddie Mac ...........................................................         8,845       619,150
 John Hancock Financial Services, Inc. .................................         4,144       166,837
 Marsh & McLennan Companies, Inc. ......................................         3,511       354,611
 Moody's Corp. .........................................................         2,094        70,149
 Morgan Stanley Dean Witter & Co. ......................................        14,334       920,673
 USA Education, Inc. ...................................................         2,043       149,139
 Washington Mutual, Inc. ...............................................        11,369       426,887
                                                                                           ---------
                                                                                           3,956,753
                                                                                           ---------
 Media 4.9%
 Advertising 0.3%
 Interpublic Group of Companies, Inc. ..................................         5,499       161,396
 Omnicom Group, Inc. ...................................................         2,331       200,466
 TMP Worldwide, Inc.* ..................................................         1,356        80,235
                                                                                           ---------
                                                                                             442,097
                                                                                           ---------
 Broadcasting & Entertainment 3.8%
 AOL Time Warner, Inc.* ................................................        56,740     3,007,220
 Clear Channel Communications, Inc.* ...................................         7,626       478,150
 Univision Communications, Inc.* .......................................         2,800       119,784
 Viacom, Inc. "B"* .....................................................        22,914     1,185,800
 Walt Disney Co. .......................................................        26,946       778,470
                                                                                           ---------
                                                                                           5,569,424
                                                                                           ---------


    The accompanying notes are an integral part of the financial statements.


                                      155

                                                                                Shares      Value ($)
------------------------------------------------------------------------------------------------------
 Cable Television 0.4%
 Comcast Corp. "A"* ....................................................        12,140       526,876
                                                                                           ---------
 Print Media 0.4%
 Gannett Co., Inc. .....................................................         3,332       219,579
 Harcourt General, Inc. ................................................           832        48,414
 Knight-Ridder, Inc. ...................................................           934        55,386
 Meredith Corp. ........................................................         1,000        35,810
 New York Times Co. "A" ................................................         2,061        86,562
 Tribune Co. ...........................................................         3,988       159,560
                                                                                           ---------
                                                                                             605,311
                                                                                           ---------
 Service Industries 2.5%
 EDP Services 0.9%
 Automatic Data Processing, Inc. .......................................         8,038       399,489
 Computer Sciences Corp.* ..............................................         2,136        73,906
 Electronic Data Systems Corp. .........................................         6,040       377,500
 First Data Corp. ......................................................         5,040       323,820
 Fiserv, Inc.* .........................................................         1,601        99,262
 Sapient Corp.* ........................................................         1,472        14,426
                                                                                           ---------
                                                                                           1,288,403
                                                                                           ---------
 Environmental Services 0.3%
 Allied Waste Industries* ..............................................         2,539        47,429
 Transocean Sedo Forex, Inc. ...........................................         4,024       166,000
 Waste Management, Inc. ................................................         7,982       246,005
                                                                                           ---------
                                                                                             459,434
                                                                                           ---------
 Miscellaneous Commercial Services 0.7%
 Cintas Corp. ..........................................................         2,200       104,038
 Concord EFS, Inc.* ....................................................         3,057       170,886
 Convergys Corp.* ......................................................         2,147        64,947
 Ecolab, Inc. ..........................................................         1,643        67,314
 Fluor Corp. ...........................................................         1,025        46,279
 NCR Corp.* ............................................................         1,194        56,118
 Paychex, Inc. .........................................................         4,748       196,092
 Sabre Group Holdings, Inc. "A" ........................................         1,662        83,100
 Sysco Corp. ...........................................................         8,624       234,142
 Tektronix, Inc.* ......................................................         1,224        33,232
                                                                                           ---------
                                                                                           1,056,148
                                                                                           ---------
 Miscellaneous Consumer Services 0.4%
 Cendant Corp.* ........................................................        10,916       212,862
 H & R Block, Inc. .....................................................         1,138        73,458
 Robert Half International, Inc.* ......................................         2,400        59,736
 TXU Corp. .............................................................         3,326       160,280
 Yahoo!, Inc.* .........................................................         6,766       132,275
                                                                                           ---------
                                                                                             638,611
                                                                                           ---------
 Printing/Publishing 0.2%
 Deluxe Corp. ..........................................................           909        26,270
 Dow Jones & Co., Inc. .................................................         1,120        66,875
 Equifax, Inc. .........................................................         1,824        66,904
 McGraw-Hill, Inc. .....................................................         2,427       160,546
 R.R. Donnelley & Sons Co. .............................................         1,464        43,481
                                                                                           ---------
                                                                                             364,076
                                                                                           ---------


                                                                                 Shares    Value ($)
----------------------------------------------------------------------------------------------------
 Durables 2.7%
 Aerospace 1.2%
 B.F. Goodrich Co. .....................................................         1,332        50,589
 Boeing Co. ............................................................        11,168       620,941
 General Dynamics Corp. ................................................         2,580       200,750
 Lockheed Martin Corp. .................................................         5,544        205,40
 Northrop Grumman Corp. ................................................         1,125        90,113
 Rockwell International Corp. ..........................................         2,656       101,247
 United Technologies Corp. .............................................         6,057       443,736
                                                                                           ---------
                                                                                           1,712,781
                                                                                           ---------
 Automobiles 0.9%
 Cummins Engine Co., Inc. ..............................................           562        21,749
 Dana Corp. ............................................................         1,857        43,342
 Delphi Automotive Systems Corp. .......................................         7,183       114,425
 Ford Motor Co. ........................................................        23,500       576,925
 General Motors Corp. ..................................................         7,034       452,638
 Genuine Parts Co. .....................................................         2,109        66,434
 Navistar International Corp.* .........................................           721        20,282
                                                                                           ---------
                                                                                           1,295,795
                                                                                           ---------
 Construction/Agricultural Equipment 0.3%
 Caterpillar, Inc. .....................................................         4,417       221,071
 Deere & Co. ...........................................................         3,058       115,745
 PACCAR, Inc. ..........................................................           949        48,589
                                                                                           ---------
                                                                                             385,405
                                                                                           ---------
 Leasing Companies 0.0%
 Ryder System, Inc. ....................................................         1,252        24,539
                                                                                           ---------
 Telecommunications Equipment 0.3%
 Andrew Corp.* .........................................................           980        17,993
 Avaya, Inc.* ..........................................................         3,737        51,197
 Corning, Inc. .........................................................        11,934       199,417
 Scientific-Atlanta, Inc. ..............................................         2,068        83,961
 Tellabs, Inc.* ........................................................         5,224        96,644
                                                                                           ---------
                                                                                             449,212
                                                                                           ---------
 Tires 0.0%
 Cooper Tire & Rubber Co. ..............................................           849        12,056
 Goodyear Tire & Rubber Co. ............................................         2,120        59,360
                                                                                           ---------
                                                                                              71,416
                                                                                           ---------
 Manufacturing 9.0%
 Chemicals 1.0%
 Dow Chemical Co. ......................................................        11,591       385,401
 E.I. du Pont de Nemours & Co. .........................................        13,390       645,934
 Eastman Chemical Co. ..................................................         1,043        49,678
 Engelhard Corp. .......................................................         1,700        43,843
 Great Lakes Chemicals Corp. ...........................................           700        21,595
 Hercules, Inc. ........................................................         1,507        17,029
 Mead Corp. ............................................................         1,238        33,599
 PPG Industries, Inc. ..................................................         2,205       115,917
 Praxair, Inc. .........................................................         2,134       100,298
 Rohm & Haas Co. .......................................................         2,826        92,975
 Sigma-Aldrich Corp. ...................................................           968        39,204
                                                                                           ---------
                                                                                           1,545,473
                                                                                           ---------


    The accompanying notes are an integral part of the financial statements.



                                      156

----------------------------------------------------------------------------------------------------



                                                                                 Shares   Value ($)
----------------------------------------------------------------------------------------------------
 Containers & Paper 0.3%
 Bemis Co., Inc. .......................................................           656        26,352
 Boise Cascade Corp. ...................................................           769        27,046
 International Paper Co. ...............................................         6,152       219,626
 Pactiv Corp.* .........................................................         1,998        26,773
 Sealed Air Corp.* .....................................................         1,095        40,789
 Temple-Inland, Inc. ...................................................           668        35,598
 Willamette Industires .................................................         1,374        68,013
                                                                                           ---------
                                                                                             444,197
                                                                                           ---------
 Diversified Manufacturing 6.3%
 Ball Corp. ............................................................           400        19,024
 Cooper Industries, Inc. ...............................................         1,551        61,404
 Crane Co. .............................................................           714        22,134
 Dover Corp. ...........................................................         2,578        97,062
 Fortune Brands, Inc. ..................................................         2,009        77,065
 General Electric Co. ..................................................       127,672     6,224,010
 Honeywell International, Inc. .........................................        10,313       360,852
 ITT Industries, Inc. ..................................................         1,119        49,516
 Leggett & Platt .......................................................         2,457        54,128
 Loews Corp. ...........................................................         2,534       163,266
 Minnesota Mining & Manufacturing Co. ..................................         5,110       583,051
 National Service Industries, Inc. .....................................           500        11,285
 TRW, Inc. .............................................................         1,600        65,600
 Textron, Inc. .........................................................         1,743        95,935
 Thermo Electron Corp.* ................................................         2,305        50,756
 Tyco International Ltd. ...............................................        24,842     1,353,915
                                                                                           ---------
                                                                                           9,289,003
                                                                                           ---------
 Electrical Products 0.3%
 American Power Conversion Corp.* ......................................         3,323        49,413
 Emerson Electric Co. ..................................................         5,362       324,401
 Power-One, Inc.* ......................................................           982        16,203
 Thomas & Betts Corp. ..................................................         1,627        35,908
                                                                                           ---------
                                                                                             425,925
                                                                                           ---------
 Hand Tools 0.1%
 Black & Decker Corp. ..................................................           994        39,223
 Danaher Corp. .........................................................         1,847       103,432
 Snap-On, Inc. .........................................................           693        16,743
 Stanley Works .........................................................         1,085        45,440
                                                                                           ---------
                                                                                             204,838
                                                                                           ---------
 Industrial Specialty 0.3%
 Avery Dennison Corp. ..................................................         1,415        72,236
 Centex Corp. ..........................................................           784        31,948
 Johnson Controls, Inc. ................................................         1,115        80,804
 Novellus Systems, Inc.* ...............................................         1,801       100,316
 Pall Corp. ............................................................         1,553        36,542
 Sherwin-Williams Co. ..................................................         2,204        48,929
                                                                                           ---------
                                                                                             370,775
                                                                                           ---------
 Machinery/Components/Controls 0.5%
 Eaton Corp. ...........................................................           916        64,212
 Illinois Tool Works, Inc. .............................................         3,918       248,009
 Ingersoll-Rand Co. ....................................................         2,011        82,853
 Millipore Corp. .......................................................           631        39,109
 Parker-Hannifin Corp. .................................................         1,498        63,575
 Pitney Bowes, Inc. ....................................................         3,191       134,405




                                                                                Shares     Value ($)
----------------------------------------------------------------------------------------------------

 Timken Co. ............................................................           685        11,604
 Visteon Corp. .........................................................         1,694        31,136
                                                                                           ---------
                                                                                             674,903
                                                                                           ---------
 Office Equipment/Supplies 0.1%
 Lexmark International Group, Inc.* ....................................         1,670       112,308
 Xerox Corp. ...........................................................         8,984        85,977
                                                                                           ---------
                                                                                             198,285
                                                                                           ---------
 Specialty Chemicals 0.1%
 Air Products and Chemicals, Inc. ......................................         2,985       136,564
 FMC Corp.* ............................................................           443        30,372
                                                                                           ---------
                                                                                             166,936
                                                                                           ---------
 Wholesale Distributors 0.0%
 W.W. Grainger, Inc. ...................................................         1,174        48,322
                                                                                           ---------
 Technology 16.1%
 Computer Software 5.6%
 Adobe Systems, Inc. ...................................................         3,070       144,259
 Autodesk, Inc. ........................................................           709        26,389
 BMC Software, Inc.* ...................................................         3,108        70,054
 Broadvision, Inc.* ....................................................         3,600        18,396
 Citrix Systems, Inc.* .................................................         2,364        82,149
 Computer Associates International,
    Inc ................................................................         7,365       265,140
 Compuware Corp.* ......................................................         4,646        63,650
 Comverse Technology, Inc.* ............................................         2,173       125,469
 Intuit, Inc.* .........................................................         2,600       101,634
 Mercury Interactive Corp.* ............................................           990        60,390
 Microsoft Corp.* ......................................................        69,174     4,963,235
 Oracle Corp.* .........................................................        72,125     1,417,978
 Palm, Inc.* ...........................................................         7,378        44,858
 Parametric Technology Corp.* ..........................................         3,291        42,520
 PeopleSoft, Inc.* .....................................................         3,764       182,554
 Siebel Systems, Inc.* .................................................         5,759       273,725
 VERITAS Software Corp.* ...............................................         5,080       342,900
                                                                                           ---------
                                                                                           8,225,300
                                                                                           ---------
 Diverse Electronic Products 1.8%
 Agilent Technologies, Inc.* ...........................................         5,848       190,072
 Dell Computer Corp.* ..................................................        33,447       902,400
 Gateway, Inc.* ........................................................         4,177        68,712
 Hewlett-Packard Co. ...................................................        24,963       713,942
 Molex, Inc. ...........................................................         2,492        90,451
 Motorola, Inc. ........................................................        28,230       467,489
 Solectron Corp.* ......................................................         8,340       152,622
 Teradyne, Inc.* .......................................................         2,174        71,959
                                                                                           ---------
                                                                                           2,657,647
                                                                                           ---------
 EDP Peripherals 0.6%
 EMC Corp.* ............................................................        28,348       823,509
 Network Appliance, Inc.* ..............................................         4,212        57,957
 Symbol Technologies, Inc. .............................................         2,950        65,490
                                                                                           ---------
                                                                                             946,956
                                                                                           ---------
 Electronic Components/Distributors 0.5%
 Advanced Micro Devices, Inc.* .........................................         4,395       126,928
 Altera Corp.* .........................................................         4,946       146,649
 Analog Devices, Inc.* .................................................         4,628       200,161




    The accompanying notes are an integral part of the financial statements.


                                      157

----------------------------------------------------------------------------------------------------



                                                                                Shares     Value ($)
----------------------------------------------------------------------------------------------------
 Applied Micro Circuits Corp.* .........................................         3,900        69,264
 Broadcom Corp. "A"* ...................................................         3,352       143,533
 Jabil Circuit, Inc.* ..................................................         2,400        74,064
                                                                                           ---------
                                                                                             760,599
                                                                                           ---------
 Electronic Data Processing 2.5%
 Apple Computer, Inc.* .................................................         4,491       108,368
 Compaq Computer Corp. .................................................        21,771       337,233
 International Business Machines Corp. .................................        22,291     2,518,883
 Sun Microsystems, Inc.* ...............................................        41,882       676,394
 Unisys Corp.* .........................................................         3,980        58,546
                                                                                           ---------
                                                                                           3,699,424
                                                                                           ---------
 Military Electronics 0.1%
 Raytheon Co.* .........................................................         4,497       119,395
                                                                                           ---------
 Office/Plant Automation 0.1%
 Cabletron Systems, Inc.* ..............................................         2,493        56,965
 Novell, Inc.* .........................................................         3,775        19,894
                                                                                           ---------
                                                                                              76,859
                                                                                           ---------
 Semiconductors 3.6%
 Applied Materials, Inc.* ..............................................        10,403       531,905
 Conexant Systems, Inc.* ...............................................         3,180        28,620
 Intel Corp. ...........................................................        86,428     2,622,226
 KLA-Tencor Corp.* .....................................................         2,395       140,922
 LSI Logic Corp.* ......................................................         4,613        86,724
 Linear Technology Corp. ...............................................         4,100       191,183
 Maxim Integrated Products, Inc.* ......................................         4,190       197,223
 Micron Technology, Inc.* ..............................................         7,703       316,593
 National Semiconductor Corp.* .........................................         2,201        64,093
 QLogic Corp.* .........................................................         1,141        73,412
 Sanmina Corp.* ........................................................         4,032        97,413
 Texas Instruments, Inc. ...............................................        22,295       702,293
 Vitesse Semiconductor Corp.* ..........................................         2,400        50,760
 Williams Communications Group, Inc. ...................................             1             2
 Xilinx, Inc.* .........................................................         4,230       175,334
                                                                                           ---------
                                                                                           5,278,703
                                                                                           ---------
 Telecommunications Equipment 1.3%
 Cisco Systems, Inc.* ..................................................        94,149     1,818,865
                                                                                           ---------
 Energy 7.2%
 Engineering 0.0%
 McDermott International, Inc. .........................................           677         7,887
                                                                                           ---------
 Oil & Gas Production 5.0%
 Anadarko Petroleum Corp. ..............................................         3,188       172,248
 Apache Corp. ..........................................................         1,613        81,860
 Burlington Resources, Inc. ............................................         2,714       108,424
 Conoco, Inc. ..........................................................         7,938       229,408
 Devon Energy Corp. ....................................................         1,631        85,628
 EOG Resources, Inc. ...................................................         1,439        51,156
 El Paso Corp. .........................................................         6,541       343,664
 Exxon Mobil Corp. .....................................................        44,347     3,873,710
 Kerr-McGee Corp. ......................................................         1,170        77,536
 Nabors Industries, Inc.* ..............................................         1,898        70,606
 Occidental Petroleum Corp. ............................................         4,735       125,904







                                                                                Shares     Value ($)
----------------------------------------------------------------------------------------------------
 Royal Dutch Petroleum Co. .............................................
    (New York Shares) ..................................................        27,585     1,607,378
 Texaco, Inc. ..........................................................         6,954       463,136
 Tosco Corp. ...........................................................         1,929        84,972
                                                                                           ---------
                                                                                           7,375,630
                                                                                           ---------
 Oil Companies 0.9%
 Amerada Hess Corp. ....................................................         1,176        95,021
 Ashland, Inc. .........................................................           915        36,692
 Chevron Corp. .........................................................         8,220       743,910
 Phillips Petroleum Co. ................................................         3,256       185,592
 USX Marathon Group ....................................................         4,122       121,640
 Unocal Corp. ..........................................................         3,059       104,465
                                                                                           ---------
                                                                                           1,287,320
                                                                                           ---------
 Oil/Gas Transmission 0.8%
 Dynegy, Inc. ..........................................................         4,184       194,556
 Enron Corp. ...........................................................         9,568       468,832
 Kinder Morgan, Inc. ...................................................         1,464        73,566
 Niagara Mohawk Holdings, Inc. .........................................         2,039        36,070
 Sempra Energy .........................................................         2,676        73,162
 Progress Energy, Inc.* ................................................         3,437       118,224
 Sunoco, Inc. ..........................................................         1,402        51,355
 Williams Companies, Inc. ..............................................         6,150       202,643
                                                                                           ---------
                                                                                           1,218,408
                                                                                           ---------
 Oilfield Services/Equipment 0.5%
 Baker Hughes, Inc. ....................................................         4,332       145,122
 Halliburton Co. .......................................................         5,491       195,480
 Noble Drilling Corp. ..................................................         1,700        55,675
 Rowan Companies, Inc. .................................................         1,177        26,012
 Schlumberger Ltd. .....................................................         7,321       385,451
                                                                                           ---------
                                                                                             807,740
                                                                                           ---------
 Metals & Minerals 0.6%
 Precious Metals 0.1%
 Barrick Gold Corp. ....................................................         5,093        77,159
 Freeport-McMoRan Copper & Gold,
    Inc. "B" ...........................................................         1,887        20,851
 Homestake Mining Co. ..................................................         3,303        25,598
 Newmont Mining Corp. ..................................................         2,515        46,804
 Placer Dome, Inc. .....................................................         4,146        40,542
                                                                                           ---------
                                                                                             210,954
                                                                                           ---------
 Steel & Metals 0.5%
 Alcan, Inc. ...........................................................         4,082       172,072
 Alcoa, Inc. ...........................................................        11,097       437,222
 Allegheny Technologies, Inc. ..........................................           967        17,493
 Inco Ltd. .............................................................         2,318        40,009
 Nucor Corp. ...........................................................           976        47,717
 Phelps Dodge Corp. ....................................................           954        39,591
 USX-US Steel Group, Inc. ..............................................         1,161        23,394
 Worthington Industries, Inc. ..........................................         1,026        13,954
                                                                                           ---------
                                                                                             791,452
                                                                                           ---------
 Construction 0.4%
 Building Materials 0.1%
 Vulcan Materials Co. ..................................................         1,310        70,413
                                                                                           ---------
 Building Products 0.2%
 Georgia-Pacific Group .................................................         2,841        96,168





    The accompanying notes are an integral part of the financial statements.


                                      158

----------------------------------------------------------------------------------------------------



                                                                                 Shares    Value ($)
----------------------------------------------------------------------------------------------------
 Masco Corp. ...........................................................         5,926       147,913
                                                                                           ---------
                                                                                             244,081
                                                                                           ---------
 Forest Products 0.1%
 Louisiana-Pacific Corp. ...............................................         1,280        15,014
 Potlatch Corp. ........................................................           400        13,764
 Westvaco Corp. ........................................................         1,307        31,747
 Weyerhaeuser Co. ......................................................         2,732       150,178
                                                                                           ---------
                                                                                             210,703
                                                                                           ---------
 Homebuilding 0.0%
 KB Home ...............................................................           527        15,900
 Pulte Corp. ...........................................................           595        25,365
                                                                                           ---------
                                                                                              41,265
                                                                                           ---------
 Transportation 0.7%
 Air Freight 0.1%
 FedEx Corp.* ..........................................................         3,996       160,639
                                                                                           ---------
 Airlines 0.2%
 AMR Corp.* ............................................................         1,947        70,345
 Delta Air Lines, Inc. .................................................         1,594        70,264
 Southwest Airlines Co. ................................................         9,699       179,325
 US Airways Group, Inc.* ...............................................           890        21,627
                                                                                           ---------
                                                                                             341,561
                                                                                           ---------
 Railroads 0.4%
 Burlington Northern Santa Fe Corp. ....................................         4,979       150,216
 CSX Corp. .............................................................         2,774       100,530
 Norfolk Southern Corp. ................................................         4,885       101,120
 Union Pacific Corp. ...................................................         3,205       175,987
                                                                                           ---------
                                                                                             527,853
                                                                                           ---------
 Utilities 2.5%
 Electric Utilities 2.1%
 AES Corp.* ............................................................         6,871       295,797
 Allegheny Energy, Inc. ................................................         1,610        77,683
 Ameren Corp. ..........................................................         1,797        76,732
 American Electric Power Co. ...........................................         4,180       192,991





                                                                                 Shares    Value ($)
----------------------------------------------------------------------------------------------------

 CINergy Corp. .........................................................         2,049        71,613
 CMS Energy Corp. ......................................................         1,656        46,120
 Calpine Corp.* ........................................................         3,780       142,884
 Consolidated Edison, Inc. .............................................         2,744       109,211
 Constellation Energy Group ............................................         2,110        89,886
 DTE Energy Co. ........................................................         2,146        99,660
 Dominion Resources, Inc. ..............................................         3,222       193,739
 Duke Energy Corp. .....................................................         9,928       387,291
 Edison International ..................................................         4,167        46,462
 Entergy Corp. .........................................................         2,831       108,682
 Exelon Corp. ..........................................................         4,102       263,020
 FPL Group, Inc. .......................................................         2,208       132,944
 FirstEnergy Corp. .....................................................         2,848        91,592
 GPU, Inc. .............................................................         1,480        52,022
 Mirant Corp.* .........................................................         4,383       150,791
 PG&E Corp. ............................................................         4,931        55,227
 Pinnacle West Capital Corp. ...........................................         1,108        52,519
 Public Service Enterprise Group .......................................         2,674       130,759
 Southern Co. ..........................................................         8,798       204,554
                                                                                           ---------
                                                                                           3,072,179
                                                                                           ---------
 Natural Gas Distribution 0.4%
 KeySpan Corp. .........................................................         1,732        63,183
 NICOR, Inc. ...........................................................           606        23,622
 NiSource, Inc. ........................................................         2,651        72,452
 ONEOK, Inc. ...........................................................           800        15,760
 PPL Corp. .............................................................         1,879       103,345
 Peoples Energy Corp. ..................................................           428        17,206
 Reliant Energy, Inc. ..................................................         3,765       121,271
 Xcel Energy, Inc. .....................................................         4,387       124,810
                                                                                           ---------
                                                                                             541,649
                                                                                           ---------
----------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $155,392,575)                                                  142,023,128
----------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $161,048,058) (a)                                                               147,678,611
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to SVS Index 500 Portfolio of Investments
--------------------------------------------------------------------------------

*   Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

*** Annualized yield at time of purchase, not a coupon rate.

(a) The cost for federal income tax purposes was $161,680,098. At June 30, 2001, net unrealized depreciation for all securities based on tax cost was $14,001,487. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,497,025 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of 21,498,512.

(b) At June 30, 2001, these securities, in part or in whole, have been segregated to cover initial margin requirements for open futures contracts.

--------------------------------------------------------------------------------
    At June 30, 2001, open futures contracts purchased were as follows:

                                                         Aggregate
    Futures                Expiration Date   Contracts Face Value ($)  Value ($)
    --------------------  ------------------ --------- --------------  ---------
    S&P 500 Index         September 20, 2001    10       3,064,635     3,090,000

                                                                       ---------
    Total unrealized appreciation on open futures contracts...........    25,365
                                                                       ---------





    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $161,048,058) ......................   $ 147,678,611
Cash .........................................................................              68
Receivable for investments sold ..............................................          11,220
Dividends receivable .........................................................          99,031
Interest receivable ..........................................................          18,962
Receivable for Portfolio shares sold .........................................       2,509,591
Receivable for daily variation margin on open futures contracts ..............          20,357
Other assets .................................................................             127
                                                                                 -------------
Total assets .................................................................     150,337,967

Liabilities
----------------------------------------------------------------------------------------------
Payable for investments purchased ............................................       1,933,417
Payable for Portfolio shares redeemed ........................................             116
Accrued management fee .......................................................          36,487
Other accrued expenses and payables ..........................................          15,069
                                                                                 -------------
Total liabilities ............................................................       1,985,089
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 148,352,878
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................         316,403
Net unrealized appreciation (depreciation) on:
   Investments ...............................................................     (13,369,447)
   Futures ...................................................................          25,365
Accumulated net realized gain (loss) .........................................      (3,092,384)
Paid-in capital ..............................................................     164,472,941
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 148,352,878
----------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------
NetAsset Value and redemption price per share ($148,352,878 / 16,324,147
   outstanding shares of beneficial interest, $.01 par value, unlimited number   -------------
   of shares authorized) .....................................................   $        9.09
                                                                                 -------------



   The accompanying notes are an integral part of the financial statements.





                                       160


----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2001 (Unaudited)
----------------------------------------------------------------------------------------------

Investment Income
                                                                                 -------------
Income:
Dividends (net of foreign taxes withheld of $4,008) ..........................   $     681,196
Interest .....................................................................          91,358
                                                                                 -------------
Total Income .................................................................         772,554
                                                                                 -------------
Expenses:
Management fee ...............................................................         252,592
Custodian and accounting fees ................................................         116,802
Auditing .....................................................................           6,771
Legal ........................................................................           2,455
Trustees' fees and expenses ..................................................           3,157
Reports to shareholders ......................................................           4,232
Other ........................................................................           1,724
                                                                                 -------------
Total expenses, before expense reductions ....................................         387,733
Expense reductions ...........................................................        (102,116)
                                                                                 -------------
Total expenses, after expense reductions .....................................         285,617
----------------------------------------------------------------------------------------------
Net investment income (loss)                                                           486,937
----------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ..................................................................      (1,629,429)
Futures ......................................................................        (161,938)
                                                                                 -------------
                                                                                    (1,791,367)
                                                                                 -------------
Net unrealized appreciation (depreciation) during the period on:
Investments ..................................................................      (6,606,502)
Futures ......................................................................          16,995
                                                                                 -------------
                                                                                    (6,589,507)
----------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions ...................................      (8,380,874)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations ..............   $  (7,893,937)
----------------------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                              Six Months
                                                                                                 Ended      Year Ended
                                                                                             June 30, 2001  December 31,
Increase (Decrease) in Net Assets                                                             (Unaudited)      2000
------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ............................................................ $     486,937    $     653,655
Net realized gain (loss) on investment transactions .....................................    (1,791,367)      (1,288,940)
Net unrealized appreciation (depreciation) on investment transactions during the period .    (6,589,507)      (8,578,040)
                                                                                            -----------     ------------
Net increase (decrease) in net assets resulting from operations .........................    (7,893,937)      (9,213,325)
                                                                                            -----------     ------------
Distributions to shareholders from:
Net investment income ...................................................................      (599,089)        (254,548)
                                                                                            -----------     ------------
Net realized gains ......................................................................            --         (254,548)
                                                                                            -----------     ------------
Portfolio share transactions:
Proceeds from shares sold ...............................................................    60,104,818       92,692,730
Reinvestment of distributions ...........................................................       599,089          509,096
Cost of shares redeemed .................................................................    (6,247,427)     (13,422,943)
                                                                                            -----------     ------------
Net increase (decrease) in net assets from Portfolio share transactions .................    54,456,480       79,778,883
                                                                                            -----------     ------------
Increase (decrease) in net assets .......................................................    45,963,454       70,056,462
Net assets at beginning of period .......................................................   102,389,424       32,332,962
Net assets at end of period (including undistributed net investment income of $316,403      -----------     ------------
   and $428,555, respectively) .......................................................... $ 148,352,878    $ 102,389,424
                                                                                            -----------     ------------

Other Information (a)
------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period................................................    10,470,034         2,951,293
                                                                                            -----------      -----------
Shares sold..............................................................................     6,487,637         8,765,173
Shares issued to shareholders in reinvestment of distributions...........................        70,710            45,920
Shares redeemed..........................................................................      (704,234)      (1,292,352)
                                                                                            -----------      -----------
Net increase (decrease) in Portfolio shares..............................................     5,854,113        7,518,741
                                                                                            -----------      -----------
Shares outstanding at end of period......................................................    16,324,147       10,470,034
                                                                                            -----------      -----------


Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-------------------------------------------------------------------------------------------------
Years Ended December 31,                                             2001(c)   2000(a)  1999(a)(d
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  9.78      10.96     10.00
                                                                   ------------------------------
-------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------------------------
Net investment income (loss) (b)                                       .08        .10       .10
-------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions    (.72)     (1.18)      .86
                                                                   ------------------------------
-------------------------------------------------------------------------------------------------
Total from investment operations                                      (.64)     (1.08)      .96
-------------------------------------------------------------------------------------------------
Less distributions from:
-------------------------------------------------------------------------------------------------
Net investment income                                                 (.05)      (.05)       --
-------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                           --       (.05)       --
                                                                   ------------------------------
-------------------------------------------------------------------------------------------------

Total distributions                                                   (.05)      (.10)       --
-------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  9.09       9.78     10.96
                                                                   ------------------------------
-------------------------------------------------------------------------------------------------
Total Return (%) (e)                                                 (6.50)**   (9.93)     9.55**
-------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                 148        102        32
-------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                        .68*       .88       .84*
-------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                         .50*       .54       .55*
-------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                              .85*       .90      3.72*
--------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              5*        20         1*
-------------------------------------------------------------------------------------------------

(a) On June 18, 2001, the Fund implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to June 30, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

(b) Based on average shares outstanding during the period.

(c) For the six months ended June 30, 2001 (Unaudited).

(d) For the period from September 1, 1999 (commencement of operations) to December 31, 1999.

(e) Total return would have been lower had certain expenses not been reduced.

*   Annualized  ** Not annualized


    The accompanying notes are an integral part of the financial statements.

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2001


SVS Mid Cap Growth Portfolio

From its inception on May 1 through June 30, the SVS Mid Cap Growth Portfolio slightly underperformed its benchmark, the Russell Midcap Growth Index. Four of the portfolio's 10 sector positions outperformed their corresponding index sectors. Contributing the most to performance were our consumer discretionary/services, health care, and financial services holdings, which exceeded the results of the corresponding Russell Midcap Growth Index sectors. Those holdings amounted to 30% of the portfolio's weightings.

Conversely, our technology holdings, which accounted for the portfolio's largest position, 29%, detracted most from results; they declined 8%, versus a loss of 6% for the index's tech sector. The sizable weighting in technology stocks reflected the portfolio's policy of sector neutrality to the benchmark, i.e., its weighting in technology stocks closely resembled that of the Russell Midcap Growth Index, as is the case for weightings in every sector.

Going forward, we expect growth stocks, absent a sharp increase in interest rates, to do relatively well in both the short and long run primarily because of their strong earnings potential. In our view, growth companies are likely to produce the best earnings partly due to the nature of today's economic reality. For companies today, pricing power is weak, a consequence of increasingly fierce global competition. So companies have had to increase their sales volumes (instead of their prices) in an effort to boost earnings. Those companies that have increased their sales volumes most successfully have mainly been growth companies. The key to their success: the effective application of technology to innovate, boost productivity, and temper costs and prices.

Christopher K. McHugh
Portfolio Manager
Turner Investment Partners, Inc.
Subadvisor to the Portfolio

Investment Portfolio                             as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------


SVS Mid Cap Growth Portfolio

                                                            Principal
                                                            Amount ($)    Value ($)
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Repurchase Agreements 3.1%
-----------------------------------------------------------------------------------
 State Street Bank and Trust Company,
    3.93%, to be repurchased at
    $232,076 on 7/2/2001**                                                ---------
    (Cost $232,000) .......................................     232,000     232,000
                                                                          ---------
Short-Term Investments 17.6%
 Federal Home Loan Bank, 3.5%***,
    7/2/2001 ..............................................     503,000     502,890
 Federal National Mortgage Association,
    3.72%***, 7/9/2001 ....................................     800,000     799,256
-----------------------------------------------------------------------------------
Total Short-Term Investments
   (Cost $1,302,146)                                                      1,302,146
-----------------------------------------------------------------------------------

                                                                Shares
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Common Stocks 79.3%
-----------------------------------------------------------------------------------
 Consumer Discretionary 5.7%
 Apparel & Shoes 0.8%
 Abercrombie & Fitch Co. "A"* .............................         680      30,260
 Coach, Inc.* .............................................         790      30,060
                                                                          ---------
                                                                             60,320
                                                                          ---------
 Department & Chain Stores 1.9%
 Barnes & Noble, Inc. .....................................       1,510      59,419
 Bed Bath & Beyond, Inc.* .................................       1,150      35,190
 Best Buy Co., Inc.* ......................................         700      44,464
                                                                          ---------
                                                                            139,073
                                                                          ---------
 Hotels & Casinos 0.3%
 Starwood Hotels & Resorts Worldwide,
    Inc. (REIT) ...........................................         680      25,350
                                                                          ---------
 Recreational Products 1.2%
 International Game Technology ............................         700      43,925
 Mattel, Inc. .............................................       2,460      46,543
                                                                          ---------
                                                                             90,468
                                                                          ---------
 Restaurants 0.4%
 Tricon Global Restaurants, Inc.* .........................         660      28,974
                                                                          ---------
 Specialty Retail 1.1%
 CDW Computer Centers, Inc. ...............................       1,250      49,625
 Tiffany & Co. ............................................         810      29,338
                                                                          ---------
                                                                             78,963
                                                                          ---------
 Consumer Staples 2.0%
 Food & Beverage
 General Mills, Inc. ......................................       1,700      74,426
 Pepsi Bottling Group, Inc. ...............................         730      29,273
 Suiza Foods Corp.* .......................................         840      44,604
                                                                          ---------
                                                                            148,303
                                                                          ---------


                                                                 Shares   Value ($)
-----------------------------------------------------------------------------------
 Health 16.8%
 Biotechnology 3.0%
 Genzyme Corp. (General Division)* ........................       1,320      77,801
 IDEC Pharmaceuticals Corp.* ..............................       1,140      74,100
 Invitrogen Corp.* ........................................       1,030      71,698
                                                                          ---------
                                                                            223,599
                                                                          ---------
 Health Industry Services 2.6%
 Express Scripts, Inc. "A" ................................         800      43,456
 HealthSouth Corp. ........................................       1,980      31,621
 Henry Schein, Inc.* ......................................       1,180      43,459
 IMS Health, Inc. .........................................       2,490      70,965
                                                                          ---------
                                                                            189,501
                                                                          ---------
 Hospital Management 1.0%
 Triad Hospitals, Inc.* ...................................         530      15,619
 Universal Health Services, Inc.* .........................       1,280      58,240
                                                                          ---------
                                                                             73,859
                                                                          ---------
 Medical Supply & Specialty 4.4%
 Biomet, Inc. .............................................         880      42,380
 Cytyc Corp.* .............................................       1,270      29,274
 DENTSPLY International, Inc. .............................         940      41,783
 Laboratory Corporation of America
    Holdings* .............................................         690      53,061
 St. Jude Medical, Inc. ...................................         940      56,400
 Varian Medical Systems, Inc.* ............................         820      58,630
 Waters Corp.* ............................................       1,590      43,900
                                                                          ---------
                                                                            325,428
                                                                          ---------
 Pharmaceuticals 5.8%
 Allergan, Inc. ...........................................         420      35,910
 AmeriSource Health Corp.* ................................       1,260      69,678
 Andrx Group* .............................................         350      26,544
 Cephalon, Inc.* ..........................................         650      46,410
 Forest Laboratories, Inc.* ...............................         440      31,240
 Inhale Therapeutic Systems, Inc.* ........................       1,150      27,888
 King Pharmaceuticals, Inc. ...............................       1,980     106,425
 Watson Pharmaceuticals, Inc. .............................       1,410      86,912
                                                                          ---------
                                                                            431,007
                                                                          ---------
 Communications 3.0%
 Telephone/Communications 2.5%
 BroadWing, Inc. ..........................................       1,900      46,455
 McLeodUSA, Inc. "A" ......................................       8,210      35,878
 Sonus Networks, Inc.* ....................................       3,440      78,054
 Time Warner Telecom, Inc. "A"* ...........................         850      28,517
                                                                          ---------
                                                                            188,904
                                                                          ---------
 Miscellaneous 0.5%
 Tellium, Inc.* ...........................................       2,080      35,693
                                                                          ---------
 Financial 3.7%
 Consumer Finance 0.7%
 Providian Financial Corp. ................................         920      54,464
                                                                          ---------
 Insurance 1.1%
 Nationwide Financial Services, Inc. "A" ..................         660      28,809



    The accompanying notes are an integral part of the financial statements.


                                      164

-----------------------------------------------------------------------------------



                                                                  Shares  Value ($)
-----------------------------------------------------------------------------------
 The Phoenix Companies, Inc.* .............................       1,640      30,504
 Willis Group Holdings Ltd.* ..............................       1,340      23,785
                                                                          ---------
                                                                             83,098
                                                                          ---------
 Investment 1.0%
 Neuberger Berman, Inc. ...................................         450      30,600
 SEI Investments Co. ......................................         960      45,360
                                                                          ---------
                                                                             75,960
                                                                          ---------
 Other Financial Companies 0.2%
 TCF Financial Corp. ......................................         360      16,672
                                                                          ---------
 Miscellaneous 0.7%
 Instinet Group, Inc.* ....................................       2,650      48,813
                                                                          ---------
 Media 5.1%
 Advertising 3.3%
 DoubleClick, Inc.* .......................................       3,350      45,996
 Getty Images, Inc.* ......................................       2,900      76,502
 Lamar Advertising Co. ....................................         650      29,998
 TMP Worldwide, Inc. ......................................       1,590      94,080
                                                                          ---------
                                                                            246,576
                                                                          ---------
 Broadcasting & Entertainment 1.4%
 Univision Communication, Inc.* ...........................       1,760      75,292
 Westwood One, Inc. .......................................         730      26,901
                                                                          ---------
                                                                            102,193
                                                                          ---------
 Cable Television 0.4%
 Mediacom Communications Corp.* ...........................       1,690      29,998
                                                                          ---------
 Service Industries 4.3%
 EDP Services 1.6%
 Fiserv, Inc. .............................................         920      57,040
 VeriSign, Inc.* ..........................................       1,080      62,748
                                                                          ---------
                                                                            119,788
                                                                          ---------
 Miscellaneous Commercial Services 1.1%
 Apollo Group, Inc. "A" ...................................       1,180      50,150
 Tetra Tech, Inc. .........................................       1,130      30,329
                                                                          ---------
                                                                             80,479
                                                                          ---------
 Miscellaneous Consumer Services 1.6%
 Cendant Corp.* ...........................................       1,880      36,660
 Peregrine Systems, Inc.* .................................       2,540      77,749
                                                                          ---------
                                                                            114,409
                                                                          ---------
 Durables 1.8%
 Automobiles 1.1%
 SPX Corp. ................................................         630      78,863
                                                                          ---------
 Telecommunications Equipment 0.7%
 UTStarcom, Inc.* .........................................       2,110      51,168
                                                                          ---------

 Manufacturing 4.4%
 Chemicals 0.6%
 Cabot Microelectronics Corp.* ............................         730      45,640
                                                                          ---------
 Diversified Manufacturing 0.8%
 MKS Instruments, Inc.* ...................................       1,180      33,182
 Thermo Electron Corp. ....................................       1,310      28,846
                                                                          ---------
                                                                             62,028
                                                                          ---------




                                                                Shares    Value ($)
-----------------------------------------------------------------------------------
 Industrial Specialty 0.5%
 Polycom, Inc.* ...........................................       1,800      39,330
                                                                          ---------
 Machinery/Components/Controls 2.2%
 Capstone Turbine Corp.* ..................................       1,400      30,940
 Cooper Cameron Corp. .....................................       1,500      83,700
 Millipore Corp. ..........................................         630      39,047
                                                                          ---------
                                                                            153,687
                                                                          ---------
 Specialty Chemicals 0.3%
 Air Products and Chemicals, Inc. .........................         550      25,162
                                                                          ---------
 Technology 29.4%
 Computer Software 11.7%
 DST Systems, Inc.* .......................................         520      27,404
 Electronic Arts, Inc.* ...................................       1,600      92,352
 Extreme Networks, Inc.* ..................................       2,260      63,958
 i2 Technologies, Inc.* ...................................       2,640      52,008
 Interwoven, Inc.* ........................................       1,580      28,440
 Macrovision Corp.* .......................................         970      66,038
 McData Corp.* ............................................       1,300      29,471
 Mercury Interactive Corp.* ...............................         490      29,890
 Micromuse, Inc.* .........................................       2,060      57,927
 NVIDIA Corp.* ............................................         460      42,182
 Netegrity, Inc. ..........................................       1,530      48,654
 Openwave Systems, Inc. ...................................       1,500      48,825
 Rational Software Corp.* .................................       2,090      58,980
 SmartForce Public Limited Co.* ...........................       1,540      54,285
 Storagenetworks, Inc.* ...................................       4,240      71,826
 THQ, Inc. ................................................         790      48,427
 Vignette Corp. ...........................................       5,380      47,236
                                                                          ---------
                                                                            867,903
                                                                          ---------
 EDP Peripherals 1.3%
 Brocade Communications Systems, Inc.* ....................       2,250      97,672
                                                                          ---------
 Electronic Components/Distributors 3.8%
 Advanced Micro Devices, Inc.* ............................       2,750      79,421
 Applied Micro Circuits Corp.* ............................       3,280      58,252
 Broadcom Corp. "A" .......................................         700      29,974
 Jabil Circuit, Inc. ......................................       2,290      70,669
 PMC-Sierra, Inc.* ........................................       1,200      37,452
                                                                          ---------
                                                                            275,768
                                                                          ---------
 Electronic Data Processing 0.8%
 Apple Computer, Inc. .....................................       1,820      43,917
 Internet Security Systems, Inc. ..........................         290      14,404
                                                                          ---------
                                                                             58,321
                                                                          ---------
 Precision Instruments 3.0%
 Finisar Corp. ............................................       3,760      70,086
 Lam Research Corp.* ......................................       3,080      92,154
 ONI Systems Corp.* .......................................       2,310      62,231
                                                                          ---------
                                                                            224,471
                                                                          ---------
 Semiconductors 8.0%
 Integrated Device Technology, Inc.* ......................       1,610      48,074
 Intersil Holding Corp.* ..................................         810      27,937
 KLA-Tencor Corp. .........................................       1,660      97,674
 LSI Logic Corp. ..........................................       3,240      60,912




    The accompanying notes are an integral part of the financial statements.



                                      165

-----------------------------------------------------------------------------------



                                                                  Shares  Value ($)
-----------------------------------------------------------------------------------
 Lattice Semiconductor Corp.* .............................       1,300      32,175
 Marvell Technology Group Ltd.* ...........................       1,220      32,940
 Novellus Systems, Inc. ...................................       1,700      94,690
 QLogic Corp.* ............................................       1,000      64,340
 Sanmina Corp.* ...........................................       4,270     103,163
 Semitech Corp.* ..........................................         930      29,490
                                                                          ---------
                                                                            591,395
                                                                          ---------
 Miscellaneous 0.8%
 Homestore.Com, Inc.* .....................................         790      27,500
 Quest Software, Inc. .....................................         830      31,291
                                                                          ---------
                                                                             58,791
                                                                          ---------
 Energy 1.9%
 Oil & Gas Production 1.5%
 Kerr-McGee Corp. .........................................         640      42,413
 Noble Affiliates, Inc. ...................................         680      24,038
 Ocean Energy, Inc. .......................................       2,430      42,404
                                                                          ---------
                                                                            108,855
                                                                          ---------




                                                                   Shares Value ($)
-----------------------------------------------------------------------------------
 Miscellaneous 0.4%
 Aquila, Inc.* ............................................       1,180      29,087
                                                                          ---------
 Metals & Minerals 0.4%
 Steel & Metals
 Alcan, Inc. ..............................................         720      30,351
                                                                          ---------
 Utilities 0.8%
 Electric Utilities 0.4%
 Orion Power Holdings, Inc.* ..............................       1,260      30,001
                                                                          ---------
 Natural Gas Distribution 0.4%
 Reliant Resources, Inc.* .................................       1,170      28,899
                                                                          ---------
-----------------------------------------------------------------------------------
Total Common Stocks (Cost $5,741,596)                                     5,869,284
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $7,275,742) (a)                                                  7,403,430
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to SVS Mid Cap Growth Portfolio of Investments
--------------------------------------------------------------------------------

*  Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

*** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $7,275,742. At June 30, 2001, net unrealized appreciation for all securities based on tax cost was $127,688. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $270,552 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $142,864.




    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $7,275,742) ...................................   $ 7,403,430
Cash ....................................................................................           584
Receivable for investments sold .........................................................       144,010
Dividends receivable ....................................................................           326
Interest receivable .....................................................................         2,078
Receivable for Portfolio shares sold ....................................................       176,236
                                                                                          ----------------
Total assets ............................................................................     7,726,664

Liabilities
----------------------------------------------------------------------------------------------------------
Payable for investments purchased .......................................................       971,588
Payable for Portfolio shares redeemed ...................................................             4
Other accrued expenses and payables .....................................................         6,299
                                                                                          ----------------
Total liabilities .......................................................................       977,891
----------------------------------------------------------------------------------------------------------
Net assets, at value                                                                        $ 6,748,773
----------------------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss .........................................................          (545)
Net unrealized appreciation (depreciation) on investments ...............................       127,688
Accumulated net realized gain (loss) ....................................................      (116,043)
Paid-in capital .........................................................................     6,737,673
----------------------------------------------------------------------------------------------------------
Net assets, at value                                                                        $ 6,748,773
----------------------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($6,748,773 : 681,126
   outstanding shares of beneficial interest, $.01 par value, unlimited number            ----------------
   of shares authorized) ................................................................$         9.91
                                                                                          ----------------
----------------------------------------------------------------------------------------------------------
Statement of Operations for the two months ended June 30, 2001 (Unaudited)
----------------------------------------------------------------------------------------------------------

Investment Income
----------------------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $3) .........................................   $       580
Interest ................................................................................         5,174
                                                                                          ----------------
Total Income ............................................................................         5,754
                                                                                          ----------------
Expenses:
Management fee ..........................................................................         4,827
Custodian and accounting fees ...........................................................        30,429
Auditing ................................................................................         5,625
Legal ...................................................................................           578
Trustees' fees and expenses .............................................................           934
Reports to shareholders .................................................................         3,787
Other ...................................................................................           250
                                                                                          ----------------
Total expenses, before expense reductions ...............................................        46,430
Expense reductions ......................................................................       (40,131)
                                                                                          ----------------
Total expenses, after expense reductions ................................................         6,299
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                       (545)
----------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------
Net realized gain (loss) from investments ...............................................      (116,043)
Net unrealized appreciation (depreciation) during the period on investments .............       127,688
----------------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                                       11,645
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                             $    11,100
----------------------------------------------------------------------------------------------------------





    The accompanying notes are an integral part of the financial statements.



                                       167

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------

                                                                                             Period Ended
                                                                                                June 30,
Increase (Decrease) in Net Assets                                                               2001(a)
----------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ............................................................   $      (545)
Net realized gain (loss) on investment transactions .....................................      (116,043)
Net unrealized appreciation (depreciation) on investment transactions during
  the period ............................................................................       127,688
                                                                                          ----------------
Net increase (decrease) in net assets resulting from operations .........................        11,100
                                                                                          ----------------
Portfolio share transactions:
Proceeds from shares sold ...............................................................     7,769,331
Cost of shares redeemed .................................................................    (1,031,658)
                                                                                          ----------------
Net increase (decrease) in net assets from Portfolio share transactions .................     6,737,673
                                                                                          ----------------
Increase (decrease) in net assets .......................................................     6,748,773
Net assets at beginning of period .......................................................            --
Net assets at end of period (including accumulated net investment loss of $545            ----------------
  at June 30, 2001) .....................................................................   $ 6,748,773
                                                                                          ----------------
Other Information
----------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ...............................................            --

Shares sold .............................................................................       783,977
Shares redeemed .........................................................................      (102,851)
                                                                                          ----------------
Net increase (decrease) in Portfolio shares .............................................       681,126
                                                                                          ----------------
Shares outstanding at end of period .....................................................       681,126
                                                                                          ----------------

(a) For the period from May 1, 2001 (commencement of operations) to June 30, 2001 (Unaudited).


Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

--------------------------------------------------------------------------------
                                                                       2001(a)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $10.00
                                                                      ----------
--------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------
Net investment income (loss) (b)                                        --(d)
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions      (.09)
--------------------------------------------------------------------------------
Net asset value, end of period                                        $ 9.91
                                                                      ----------
--------------------------------------------------------------------------------
Total Return (%) (c)                                                    (.90)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     7
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                         9.62*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                          1.30*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (.11)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              206*
--------------------------------------------------------------------------------

(a) For the period from May 1, 2001 (commencement of operations) to June 30, 2001 (Unaudited).

(b) Based on average shares outstanding during the period.

(c) Total return would have been lower had certain expenses not been reduced.

(d) Amount is less than one half of $.01.

*   Annualized

**  Not annualized


    The accompanying notes are an integral part of the financial statements.

Management Summary
--------------------------------------------------------------------------------

                                                                   June 30, 2001


SVS Strategic Equity Portfolio

Unfortunately, the weak economic environment has spread around most of the world. Nevertheless, the stock market has acted well since early April, particularly the Nasdaq, rising by 31.9% off its low on April 4. Historically, the stock market has always led economic recovery, and as every week goes by we have more conviction that the lows in the market have been seen; however, the rise will probably be of a sawtooth nature from here forward. The SVS Strategic Equity Portfolio underperformed the benchmark since inception of May 1, 2001.

The portfolio started as the market was bouncing off of lows for many of the holdings, especially within technology. Foundry Networks and Express Scripts gained over 20%. CIENA, Corning, EMC, JDS Uniphase, Juniper Networks, PMC-Sierra and Vitesse Semiconductor lost more than 20% as earnings pre-announcement season took the wind out of the technology recovery sails.

Companies within technology continue to have poor visibility, which means they did not have much in the way of orders and no one has much in the way of earnings expectations. These companies have taken this as an opportunity to announce large layoffs and make large write-offs, particularly for excess inventories.

Although earnings for the quarter will be dismal, what will be more important is what the managements say in their conference calls following the release of their earnings. If managements, in general, continue to say they see weak visibility and nothing to be excited about, the market is likely to remain lackluster. If, however, managements indicate some strengthening of orders, this could be a significant catalyst for a good market rally in the third quarter. We are optimistic that companies will start to see better prospects. We don't know if it will be this quarter, next quarter or further out. Our guess is we will start to see some improving predictions in the ensuing months.

Within the health care industry, the stocks remained stable to down slightly due to increasing concerns of pipeline viability and patent expirations. The long-term horizon for these companies remains intact with the aging U.S. population playing in their favor.

Financials bounced off of depressed levels as investors began to look toward a healthier capital markets environment. We are currently in a low inflation, falling interest rate environment, which is good for financial assets. There has been and will be a tremendous amount of wealth created, particularly in the U.S. This wealth must be managed, benefiting the companies within the portfolio.

Although this correction has been very painful on the downslope, we believe the portfolio is in the right position for the rally and will continue to evaluate the situation to make sure that we are in the sectors which we think will do the best on a relative basis as the rally continues -- which we expect it will do.

James D. Oelschlager
Portfolio Manager
Oak Associates, Ltd.
Subadvisor to the Portfolio

Investment Portfolio                 as of June 30, 2001 (Unaudited)
---------------------------------------------------------------------



SVS Strategic Equity Portfolio


                                              Principal
                                             Amount ($)    Value ($)
---------------------------------------------------------------------
---------------------------------------------------------------------
Short-Term Investments 17.7%
---------------------------------------------------------------------
 Federal National Mortgage
    Association, 3.72%**, 7/9/2001                          ---------
    (Cost $1,998,347) .....................    2,000,000    1,998,347
                                                            ---------



                                                     Shares
---------------------------------------------------------------------
---------------------------------------------------------------------
Common Stocks 82.3%
---------------------------------------------------------------------
 Health 12.6%
 Medical Supply & Specialty 2.5%
 Medtronic, Inc. ..........................        6,000      276,060
                                                            ---------
 Pharmaceuticals 10.1%
 Eli Lilly & Co. ..........................        5,000      370,000
 Merck & Co., Inc. ........................        6,300      402,633
 Pfizer, Inc. .............................        9,100      364,455
                                                            ---------
                                                            1,137,088
                                                            ---------
 Communications 3.6%
 Telephone/Communications
 JDS Uniphase Corp.* ......................       30,500      401,685
                                                            ---------
 Financial 15.0%
 Banks 3.7%
 MBNA Corp. ...............................       12,700      418,465
                                                            ---------
 Insurance 3.7%
 American International Group, Inc. .......        4,900      421,400
                                                            ---------
 Consumer Finance 3.8%
 Citigroup, Inc. ..........................        8,000      422,720
                                                            ---------
 Other Financial Companies 3.8%
 Morgan Stanley Dean Witter & Co. .........        6,600      423,918
                                                            ---------



                                                   Shares   Value ($)
---------------------------------------------------------------------
 Durables 6.0%
 Telecommunications Equipment
 CIENA Corp.* .............................       10,100      383,244
 Corning, Inc. ............................       17,500      292,425
                                                            ---------
                                                              675,669
                                                            ---------
 Technology 45.1%
 Computer Software 6.8%
 Openwave Systems Inc.* ...................       10,300      335,265
 VERITAS Software Corp.* ..................        6,500      438,750
                                                            ---------
                                                              774,015
                                                            ---------
 Diverse Electronic Products 3.3%
 Foundry Networks, Inc.* ..................       19,000      370,310
                                                            ---------
 EDP Peripherals 6.7%
 Brocade Communications Systems,
    Inc.* .................................        8,700      377,668
 EMC Corp.* ...............................       12,600      366,030
                                                            ---------
                                                              743,698
                                                            ---------
 Electronic Components/Distributors 6.6%
 Juniper Networks, Inc.* ..................       11,100      343,545
 PMC-Sierra, Inc.* ........................       12,800      399,488
                                                              743,033
 Semiconductors 17.0%
 Applied Materials, Inc.* .................        7,300      373,249
 Linear Technology Corp. ..................        7,600      354,388
 Maxim Integrated Products, Inc.* .........        7,750      364,792
 Vitesse Semiconductor Corp.* .............       20,500      433,575
 Xilinx, Inc.* ............................        9,200      381,340
                                                            ---------
                                                            1,907,344
                                                            ---------
 Telecommunications Equipment 4.7%
 Cisco Systems, Inc.* .....................       18,800      363,197
 Express Scripts Inc. "A"* ................        3,200      173,824
                                                            ---------
                                                              537,021
                                                            ---------
---------------------------------------------------------------------
Total Common Stocks (Cost $9,341,006)                       9,252,426
---------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $11,339,353) (a)                                  11,250,773
---------------------------------------------------------------------


---------------------------------------------------------------------
Notes to SVS Strategic Equity Portfolio of Investments
---------------------------------------------------------------------

*    Non-income producing security.

**   Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $11,339,353. At June 30, 2001, net unrealized depreciation for all securities based on tax cost was $88,580. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $170,906 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $259,486.



    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets
-----------------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $11,339,353) .....................................   $ 11,250,773
Cash .......................................................................................         16,598
Dividends receivable .......................................................................            556
Interest receivable ........................................................................          2,949
Receivable for Portfolio shares sold .......................................................        245,073
                                                                                               ------------
Total assets ...............................................................................     11,515,949

Liabilities
-----------------------------------------------------------------------------------------------------------
Payable for investments purchased ..........................................................      1,629,226
Payable for Portfolio shares redeemed ......................................................              4
Other accrued expenses and payables ........................................................          5,733
                                                                                               ------------
Total liabilities ..........................................................................      1,634,963
-----------------------------------------------------------------------------------------------------------
Net assets, at value                                                                           $  9,880,986
-----------------------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ........................................................          2,726
Net unrealized appreciation (depreciation) on investments ..................................        (88,580)
Accumulated net realized gain (loss) .......................................................            (69)
Paid-in capital ............................................................................      9,966,909
-----------------------------------------------------------------------------------------------------------
Net assets, at value                                                                           $  9,880,986
-----------------------------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($9,880,986 / 1,102,020
   outstanding shares of beneficial interest, $.01 par value, unlimited number                 ------------
   of shares authorized)....................................................................   $       8.97
                                                                                               ------------




    The accompanying notes are an integral part of the financial statements.


                                       171


-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Statement of Operations for the two months ended June 30, 2001 (Unaudited)
-----------------------------------------------------------------------------------------------------------

Investment Income
-----------------------------------------------------------------------------------------------------------
Income:
Dividends ..................................................................................   $      1,107
Interest ...................................................................................          7,353
                                                                                               ------------
Total Income ...............................................................................          8,460
                                                                                               ------------
Expenses:
Management fee .............................................................................          4,738
Custodian and accounting fees ..............................................................         21,286
Auditing ...................................................................................          5,625
Legal ......................................................................................            578
Trustees' fees and expenses ................................................................            934
Reports to shareholders ....................................................................          3,787
Other ......................................................................................            250
                                                                                               ------------
Total expenses, before expense reductions ..................................................         37,198
Expense reductions .........................................................................        (31,464)
                                                                                               ------------
Total expenses, after expense reductions ...................................................          5,734
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                          2,726
-----------------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------
Net realized gain (loss) from investments ..................................................            (69)
Net unrealized appreciation (depreciation) during the period on investments ................        (88,580)
-----------------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                                          (88,649)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                $    (85,923)
-----------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                      172



-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------


                                                                                               Period Ended
                                                                                                  June 30,
Increase (Decrease) in Net Assets                                                                  2001(a)
-----------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...............................................................   $      2,726
Net realized gain (loss) on investment transactions ........................................            (69)
Net unrealized appreciation (depreciation) on investment transactions during
 the period ................................................................................        (88,580)
                                                                                               ------------
Net increase (decrease) in net assets resulting from operations ............................        (85,923)
                                                                                               ------------
Portfolio share transactions:
Proceeds from shares sold ..................................................................      9,972,870
Cost of shares redeemed ....................................................................         (5,961)
                                                                                               ------------
Net increase (decrease) in net assets from Portfolio share transactions ....................      9,966,909
                                                                                               ------------
Increase (decrease) in net assets ..........................................................      9,880,986

Net assets at beginning of period ..........................................................             --
Net assets at end of period (including undistributed net investment income of                  ------------
 $2,726 at June 30, 2001) ..................................................................   $  9,880,986
                                                                                               ------------
Other Information
-----------------------------------------------------------------------------------------------------------
Shares outstanding at end of period ........................................................             --
                                                                                               ------------
Shares sold ................................................................................      1,102,635
Shares redeemed ............................................................................           (615)
                                                                                               ------------
Net increase (decrease) in Portfolio shares ................................................      1,102,020
                                                                                               ------------
Shares outstanding at end of period ........................................................      1,102,020
                                                                                               ------------

(a) For the period from May 1, 2001 (commencement of operations) to June 30, 2001 (Unaudited).

Financial Highlights

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------
                                                                                                    2001(a)
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                             $ 10.00
                                                                                                 ---------
-----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------
Net investment income (loss) (b)                                                                     .01
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                                 (1.04)
                                                                                                 ---------
-----------------------------------------------------------------------------------------------------------
Total from investment operations                                                                   (1.03)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                    $ 8.97
                                                                                                 ---------
-----------------------------------------------------------------------------------------------------------
Total Return (%) (c)                                                                              (10.30)**
-----------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                                10
-----------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                     7.46*
-----------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                      1.15*
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                            .55*
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                            1*
-----------------------------------------------------------------------------------------------------------

(a) For the period from May 1, 2001 (commencement of operations) to June 30, 2001 (Unaudited).

(b) Based on average shares outstanding during the period.

(c) Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized


    The accompanying notes are an integral part of the financial statements.

Management Summary
--------------------------------------------------------------------------------

                                                                   June 30, 2001


SVS Venture Value Portfolio

The stock market has continued to experience strong volatility, as a result of mixed economic data. Investors remain concerned about the ultimate direction of the U.S. economy. We believe we are in a trading range market in the 10,000 to 15,000 range. What we are seeing is a kind of tug-of-war between lower interest rates, which favor higher valuations on stocks, and deteriorating earnings and profits, which are unfavorable for growth rates and therefore valuations. The Federal Reserve appears to be trying to put a floor under the market around the low end of that trading range. If evidence surfaces that the economy is turning around, as it normally does in a garden-variety recession with an active Fed, then the market will have a strong rally and perhaps go to new highs.

The SVS Venture Value Portfolio maintains strategic long-term allocations to financial, health care, and select technology companies. These allocations reflect long-term investment themes, based on the strong influences of demographic trends, globalization, consolidation, and business capital spending trends. It is important to recognize that we have chosen to maintain exposures to businesses that we believe will fare better over full market cycles rather than attempt to rotate from sector to sector in the short term.

Our investment discipline remains the same throughout a full market cycle, regardless of the volatility conditions in the stock market. We select only high quality, well-managed companies with strong growth prospects for the portfolio. We will buy these stocks when the market presents us with value prices. Our research team is dedicated to identifying company management teams with smart business plans, strong track records for delivering results, entrepreneurial cultures, wise allocation of capital, and smart application of technology. Once we build a position, we will hold for the long term. We will not change our investment discipline in reaction to market volatility, momentum, or investor "fads." We confidently believe this method is successful in building wealth over the long term.

Christopher C. Davis
Kenneth Charles Feinberg
Co-Portfolio Managers
Davis Selected Advisers, L.P.
Subadvisor to the Portfolio

Investment Portfolio                     as of June 30, 2001 (Unaudited)
------------------------------------------------------------------------


SVS Venture Value Portfolio



                                                     Principal
                                                    Amount ($)  Value ($)
------------------------------------------------------------------------
------------------------------------------------------------------------
Repurchase Agreements 1.2%
------------------------------------------------------------------------
 State Street Bank and Trust, 3.93%, to
    be repurchased at $217,071                                 ---------
    on 7/2/2001** (Cost $217,000) ............      217,000      217,000
                                                               ---------
------------------------------------------------------------------------
Short-Term Investments 18.8%
------------------------------------------------------------------------
 Federal Home Loan Bank, 3.5%***,
    7/2/2001 .................................    2,494,000    2,493,727
 Federal National Mortgage Association,
    3.72%***, 7/9/2001 .......................      900,000      899,256
------------------------------------------------------------------------
Total Short-Term Investments (Cost $3,392,983)                 3,392,983
------------------------------------------------------------------------



                                                     Shares
------------------------------------------------------------------------
Common Stocks 80.0%
 Consumer Discretionary 5.0%
 Department & Chain Stores 2.4%
 Costco Wholesale Corp.* .....................       10,500      441,420
                                                               ---------
 Hotels & Casinos 0.6%
 Marriott International, Inc. "A" ............        2,100       99,414
                                                               ---------
 Restaurants 1.6%
 McDonald's Corp. ............................       10,500      284,130
                                                               ---------
 Specialty Retail 0.4%
 Radioshack Corp. ............................        2,500       76,250
                                                               ---------
 Consumer Staples 5.2%
 Alcohol & Tobacco 4.0%
 Philip Morris Companies, Inc. ...............       14,200      720,650
                                                               ---------
 Food & Beverage 1.1%
 General Mills, Inc. .........................        2,400      105,072
 Kraft Foods, Inc.* ..........................        2,900       89,900
                                                               ---------
                                                                 194,972
                                                               ---------
 Package Goods/Cosmetics 0.1%
 Gillette Co. ................................          900       26,091
                                                               ---------
 Health 9.7%
 Pharmaceuticals
 American Home Products Corp. ................        6,800      397,392
 Bristol-Myers Squibb Co. ....................        7,000      366,100
 Eli Lilly & Co. .............................        5,200      384,800
 Merck & Co., Inc. ...........................        9,100      581,581
 Pharmacia Corp. .............................          500       22,975
                                                               ---------
                                                               1,752,848
                                                               ---------


                                                      Shares    Value ($)
------------------------------------------------------------------------
 Communications 0.3%
 Telephone/Communications 0.0%
 Lucent Technologies, Inc. ...................          600        3,720
                                                               ---------
 Miscellaneous 0.3%
 Tycom Ltd.* .................................        3,200       55,040
                                                               ---------
 Financial 31.5%
 Banks 5.5%
 Bank One Corp. ..............................        4,300      153,940
 Golden West Financial Corp. .................        5,700      366,168
 Wells Fargo & Co. ...........................       10,500      487,515
                                                               ---------
                                                               1,007,623
                                                               ---------
 Insurance 5.6%
 American International Group, Inc. ..........        6,900      593,400
 Aon Corp. ...................................        1,300       45,500
 Chubb Corp. .................................          700       54,201
 Progressive Corp. ...........................        1,600      216,304
 Transatlantic Holdings, Inc. ................          900      110,259
                                                               ---------
                                                               1,019,664
                                                               ---------
 Business Finance 0.6%
 New Dun and Bradstreet Corp.* ...............        3,800      107,160
                                                               ---------
 Consumer Finance 14.3%
 American Express Co. ........................       24,200      938,960
 Citigroup, Inc. .............................       11,900      628,796
 Household International, Inc. ...............       11,000      733,700
 Providian Financial Corp. ...................        4,900      290,080
                                                               ---------
                                                               2,591,536
                                                               ---------
 Investment 0.7%
 Stilwell Financial, Inc. ....................        3,600      120,816
 Sun Life Financial Services of Canada* ......          400        9,596
                                                               ---------
                                                                 130,412
                                                               ---------
 Other Financial Companies 3.9%
 Berkshire Hathaway Inc. "B"* ................            9       20,700
 Federal Home Loan Mortgage Corp. ............        4,300      301,000
 Moody's Investors Services ..................        3,600      120,600
 Morgan Stanley Dean Witter & Co. ............        4,100      263,343
                                                               ---------
                                                                 705,643
                                                               ---------
 Real Estate 0.9%
 CenterPoint Properties Corp. (REIT) .........        3,100      155,620
                                                               ---------
 Media 0.7%
 Advertising 0.1%
 WPP Group PLC (ADR) .........................          300       15,075
 Print Media 0.6%
 Gannett Co., Inc. ...........................          500       32,950
 Tribune Co. .................................        2,000       80,020
                                                               ---------
                                                                 112,970
                                                               ---------



    The accompanying notes are an integral part of the financial statements.



                                      175


------------------------------------------------------------------------


                                                      Shares   Value ($)
------------------------------------------------------------------------
 Service Industries 2.1%
 EDP Services 0.1%
 First Data Corp. ............................          200       12,850
                                                               ---------
 Miscellaneous Commercial Services 1.8%
 United Parcel Service "B" ...................        5,900      341,020
                                                               ---------
 Printing/Publishing 0.2%
 Dow Jones & Co., Inc. .......................          500       29,855
                                                               ---------
 Durables 2.0%
 Aerospace 0.2%
 Rockwell International Corp. ................          800       30,496
                                                               ---------
 Telecommunications Equipment 1.8%
 Tellabs, Inc.* ..............................       17,700      327,450
                                                               ---------
 Manufacturing 11.1%
 Containers & Paper 0.9%
 Sealed Air Corp.* ...........................        4,400      163,900
                                                               ---------
 Diversified Manufacturing 8.8%
 Dover Corp. .................................        2,900      109,185
 Loews Corp. .................................        2,300      148,189
 Minnesota Mining &
    Manufacturing Co. ........................        1,800      205,380
 Tyco International Ltd. .....................       20,700    1,128,150
                                                               ---------
                                                               1,590,904
                                                               ---------
 Industrial Specialty 0.1%
 Loral Space & Communications Ltd.* ..........        1,200        3,360
                                                               ---------
 Office Equipment/Supplies 1.3%
 Lexmark Group, Inc.* ........................        3,600      242,100
                                                               ---------
 Technology 4.9%
 Computer Software 0.4%
 BMC Software, Inc.* .........................        3,500       78,890
                                                               ---------
 Diverse Electronic Products 2.1%
 Hewlett-Packard Co. .........................       11,500      328,900


                                                     Shares    Value ($)
------------------------------------------------------------------------
 Molex, Inc. .................................        1,300       47,190
                                                               ---------
                                                                 376,090
                                                               ---------
 Electronic Components/Distributors 1.3%
 Agere Systems, Inc., "A"* ...................       30,700      230,250
                                                               ---------
 Office/Plant Automation 0.1%
 Novell, Inc.* ...............................        1,200        6,324
                                                               ---------
 Semiconductors 0.6%
 Intel Corp. .................................        1,300       39,442
 Texas Instruments, Inc. .....................        2,300       72,450
                                                               ---------
                                                                 111,892
                                                               ---------
 Miscellaneous 0.4%
 Agilent Technologies, Inc.* .................        2,400       78,000
                                                               ---------
 Energy 3.8%
 Oil & Gas Production 1.6%
 Devon Energy Corp. ..........................        3,300      173,250
 EOG Resources, Inc. .........................        3,400      120,870
                                                               ---------
                                                                 294,120
                                                               ---------
 Oil Companies 1.5%
 Phillips Petroleum Co. ......................        4,600      262,200
                                                               ---------
 Oil/Gas Transmission 0.7%
 Kinder Morgan, Inc. .........................        2,500      125,625
                                                               ---------
 Construction 3.7%
 Building Materials 1.3%
 Martin Marietta Materials, Inc. .............        1,700       84,133
 Vulcan Materials Co. ........................        2,900      155,875
                                                               ---------
                                                                 240,008
                                                               ---------
 Building Products 2.4%
 Masco Corp. .................................       16,900      421,824
                                                               ---------
------------------------------------------------------------------------
Total Common Stocks (Cost $14,614,212)                        14,467,396
------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $18,224,195) (a)                                     18,077,379
------------------------------------------------------------------------

------------------------------------------------------------------------
Notes to SVS Venture Value Portfolio of Investments
------------------------------------------------------------------------

*   Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

*** Annualized yield at time of purchase, not a coupon rate.


(a) The cost for federal income tax purposes was $18,224,195. At June 30, 2001, net unrealized depreciation for all securities based on tax cost was $146,816. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $273,539 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $420,355.




    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets
-----------------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $18,224,195) .....................................   $ 18,077,379
Cash .......................................................................................            372
Dividends receivable .......................................................................          7,669
Interest receivable ........................................................................          4,940
Receivable for Portfolio shares sold .......................................................        290,939
                                                                                               ------------
Total assets ...............................................................................     18,381,299

Liabilities
-----------------------------------------------------------------------------------------------------------
Payable for investments purchased ..........................................................      2,759,450
Payable for Portfolio shares redeemed ......................................................             14
Other accrued expenses and payables ........................................................         11,599
                                                                                               ------------
Total liabilities ..........................................................................      2,771,063
-----------------------------------------------------------------------------------------------------------
Net assets, at value                                                                           $ 15,610,236
-----------------------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ........................................................         10,873
Net unrealized appreciation (depreciation) on investments ..................................       (146,816)
Accumulated net realized gain (loss) .......................................................         (3,478)
Paid-in capital ............................................................................     15,749,657
-----------------------------------------------------------------------------------------------------------
Net assets, at value                                                                           $ 15,610,236
-----------------------------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($15,610,236 / 1,573,680
   outstanding shares of beneficial interest, $.01 par value, unlimited number                 ------------
   of shares authorized) ...................................................................   $       9.92
                                                                                               ------------
-----------------------------------------------------------------------------------------------------------
Statement of Operations for the two months ended June 30, 2001 (Unaudited)
-----------------------------------------------------------------------------------------------------------

Investment Income
-----------------------------------------------------------------------------------------------------------
Income:
Dividends ..................................................................................   $     10,077
Interest ...................................................................................         12,395
                                                                                               ------------
Total Income ...............................................................................         22,472
                                                                                               ------------
Expenses:
Management fee .............................................................................          9,583
Custodian and accounting fees ..............................................................         21,286
Auditing ...................................................................................          5,625
Legal ......................................................................................            578
Trustees' fees and expenses ................................................................            934
Reports to shareholders ....................................................................          3,787
Other ......................................................................................            250
                                                                                               ------------
Total expenses, before expense reductions ..................................................         42,043
Expense reductions .........................................................................        (30,444)
                                                                                               ------------
Total expenses, after expense reductions ...................................................         11,599
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                         10,873
-----------------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ................................................................................         (3,502)
Foreign currency related transactions ......................................................             24
                                                                                               ------------
                                                                                                     (3,478)
                                                                                               ------------
Net unrealized appreciation (depreciation) during the period on investments ................       (146,816)
-----------------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                                         (150,294)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                $   (139,421)
-----------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                       177



-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------

                                                                                               Period Ended
                                                                                                  June 30,
Increase (Decrease) in Net Assets                                                                  2001(a)
-----------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...............................................................   $     10,873
Net realized gain (loss) on investment transactions ........................................         (3,478)
Net unrealized appreciation (depreciation) on investment transactions during
 the period ................................................................................       (146,816)
                                                                                               ------------
Net increase (decrease) in net assets resulting from operations ............................       (139,421)
                                                                                               ------------
Portfolio share transactions:
Proceeds from shares sold ..................................................................     16,098,513
Cost of shares redeemed ....................................................................       (348,856)
                                                                                               ------------
Net increase (decrease) in net assets from Portfolio share transactions ....................     15,749,657
                                                                                               ------------
Increase (decrease) in net assets ..........................................................     15,610,236
Net assets at beginning of period ..........................................................             --
Net assets at end of period (including undistributed net investment income of                  ------------
 $10,873 at June 30, 2001) .................................................................   $ 15,610,236
                                                                                               ------------
Other Information
-----------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ..................................................             --
                                                                                               ------------
Shares sold ................................................................................      1,607,819
Shares redeemed ............................................................................        (34,139)
                                                                                               ------------
Net increase (decrease) in Portfolio shares ................................................      1,573,680
                                                                                               ------------
Shares outstanding at end of period ........................................................      1,573,680
                                                                                               ------------

(a) For the period from May 1, 2001 (commencement of operations) to June 30, 2001 (Unaudited).



Financial Highlights


The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.
--------------------------------------------------------------------------------
                                                                     2001(a)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                $10.00
                                                                    ---------
--------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------
Net investment income (loss) (b)                                       .02
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions    (.10)
                                                                    ---------
--------------------------------------------------------------------------------
Total from investment operations                                     (.08)
--------------------------------------------------------------------------------
Net asset value, end of period                                      $ 9.92
                                                                    ---------
--------------------------------------------------------------------------------
Total Return (%) (c)                                                  (.80)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                  16
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                       4.17*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                        1.15*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                             1.08*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              8*
--------------------------------------------------------------------------------

(a) For the period from May 1, 2001 (commencement of operations) to June 30, 2001 (Unaudited).

(b) Based on average shares outstanding during the period.

(c) Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized



    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Variable Series II (the "Trust"), formerly Kemper Variable Series, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. Effective May 1, 2001, the Trust commenced offering four additional portfolios: SVS Dynamic Growth Portfolio, SVS Mid Cap Growth Portfolio, SVS Strategic Equity Portfolio and SVS Venture Value Portfolio. The Trust offers twenty-seven portfolios (the "portfolio(s)").

The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Trust in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translation. The books and records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The portfolios may enter into repurchase agreements with certain banks and broker/dealers whereby the portfolios, through their custodian or sub-custodian bank, receive delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the portfolio if the option is exercised. During the period, the Scudder Small Cap Growth Portfolio purchased put options on securities and other financial instruments as a hedge against potential adverse price movements in the value of portfolio assets. In addition, during the period, the Scudder Small Cap Growth Portfolio wrote put options on securities to enhance potential gain. During the period, Scudder Technology Growth Portfolio wrote call options on securities as a hedge against potential adverse price movements in the value of portfolio assets.

The liability representing the portfolio's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and

--------------------------------------------------------------------------------

asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the portfolio writes a covered call option, the portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the portfolio writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The portfolio's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the portfolio's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Scudder Government Securities Portfolio purchased interest rate futures to manage the duration of the portfolio; the SVS Index 500 Portfolio and SVS Dreman High Return Equity Portfolio purchased securities index futures as a temporary substitute for purchasing selected investments. In addition, the Scudder Government Securities Portfolio and Scudder High Yield Portfolio sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the portfolio. When entering into a closing transaction, the portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Scudder Strategic Income Portfolio utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. The Scudder Government Securities Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of the security while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

--------------------------------------------------------------------------------

When-Issued/Delayed Delivery Securities. Several of the portfolios may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the portfolio until payment takes place. At the time the portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Federal Income Taxes. The portfolios' policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the portfolios paid no federal income taxes and no federal income tax provision was required.

At December 31, 2000, the following portfolios had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates:

       Portfolio                               Capital Loss    Expiration
                                              Carryforward ($)   Date
       -------------------------------------------------------------------------
       Scudder Aggressive Growth Portfolio ...    3,153,000   12/31/2008
       Scudder Contrarian Value Portfolio ....   20,400,000   12/31/2008
       Scudder Government Securities Portfolio    2,526,000   12/31/2002
                                                    524,000   12/31/2004
                                                    116,000   12/31/2006
                                                  1,797,000   12/31/2007
                                                    933,000   12/31/2008
       Scudder Investment Grade Bond Portfolio      946,000   12/31/2007
                                                  2,780,000   12/31/2008
       Scudder High Yield Portfolio ..........    6,999,000   12/31/2002
                                                  2,026,000   12/31/2003
                                                 12,052,000   12/31/2007
                                                 16,113,000   12/31/2008
       Scudder Blue Chip Portfolio ...........    2,007,000   12/31/2006
                                                  2,837,000   12/31/2008
       Scudder New Europe Portfolio ..........      131,000   12/31/2008
       Scudder Small Cap Value Portfolio .....    3,910,000   12/31/2007
       Scudder Strategic Income Portfolio ....      177,000   12/31/2007
                                                    153,000   12/31/2008
       Scudder Technology Growth Portfolio ...    8,613,000   12/31/2008
       SVS Dreman High Return Equity Portfolio      771,000   12/31/2008
       SVS Focused Large Cap Growth Portfolio     1,336,000   12/31/2008
       SVS Growth and Income Portfolio .......    3,871,000   12/31/2008
       SVS Growth Opportunities Portfolio ....    2,379,000   12/31/2008
       SVS Index 500 Portfolio ...............      448,000   12/31/2008




In addition, from November 1, 2000 through December 31, 2000, the following portfolios approximately incurred net realized capital losses as follows:


                                                 Net Realized
       Portfolio                                Capital Loss ($)
       ----------------------------------------------------------
       Scudder Aggressive Growth Portfolio ....    1,007,000
       Scudder Blue Chip Portfolio ............      353,000
       Scudder Global Blue Chip Portfolio .....      653,000
       Scudder Growth Portfolio ...............   11,701,000
       Scudder High Yield Portfolio ...........    1,722,000
       Scudder International Research Portfolio    1,507,000
       Scudder Investment Grade Bond Portfolio        13,000
       Scudder New Europe Portfolio ...........      118,000
       Scudder Small Cap Growth Portfolio .....   17,300,000
       Scudder Small Cap Value Portfolio ......      730,000
       Scudder Technology Growth Portfolio ....   33,192,000
       SVS Focused Large Cap Growth Portfolio .      276,000
       SVS Focus Value+Growth Portfolio .......       72,000
       SVS Growth and Income Portfolio ........    1,400,000

--------------------------------------------------------------------------------


      SVS Growth Opportunities Portfolio .....       45,000
      SVS Index 500 Portfolio ................      175,000

As permitted by tax regulations, the portfolios intend to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2001.

Distribution of Income and Gains. Distributions of net investment income, if any, for all portfolios except the Scudder Money Market Portfolio, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually.

All the net investment income of the Scudder Money Market Portfolio is declared as a daily dividend and is distributed to shareholders monthly.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, a portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the portfolio.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified-cost basis. All discounts and premiums are accreted/amortized for financial reporting purposes (see "Change in Accounting Principle" note).

B. Investment Transactions

For the six months ended June 30, 2001, investment transactions (excluding short-term instruments) are as follows:


                                                                                                  Proceeds
        Portfolio                                                                 Purchases ($) from sales ($)
        -----------------------------------------------------------------------------------------------------
        Scudder Aggressive Growth Portfolio .....................................    23,504,702    11,199,189
        Scudder Blue Chip Portfolio .............................................   149,934,355   119,961,691
        Scudder Contrarian Value Portfolio ......................................    95,298,310     91,569,66
        Scudder Global Blue Chip Portfolio ......................................    16,438,846     9,036,936
        Scudder Government Securities Portfolio:
         excluding direct U.S. Government obligations, short-term investments and
             mortgage dollar roll transactions ..................................          --       3,135,190
         direct U.S. Government obligations .....................................   313,233,791   247,462,566
         mortgage dollar roll transactions ......................................    44,623,453    34,523,453
        Scudder Growth Portfolio ................................................   209,841,886   215,092,251
        Scudder High Yield Portfolio ............................................   117,627,570   133,313,850
        Scudder International Research Portfolio ................................   146,779,203   158,964,626
        Scudder Investment Grade Bond Portfolio .................................    77,012,834    68,762,666
        Scudder New Europe Portfolio ............................................    19,594,855    11,686,363
        Scudder Small Cap Growth Portfolio ......................................   207,418,617   194,138,493
        Scudder Small Cap Value Portfolio .......................................    40,270,117    16,290,310
        Scudder Strategic Income Portfolio ......................................     1,849,559     1,480,842
        Scudder Technology Growth Portfolio .....................................   214,644,238    74,203,432
        Scudder Total Return Portfolio ..........................................   463,983,564   457,117,758
        SVS Dreman Financial Services Portfolio .................................    21,641,402     1,130,032
        SVS Dreman High Return Equity Portfolio .................................    97,552,388    11,101,663
        SVS Dynamic Growth Portfolio ............................................     3,901,969       530,698
        SVS Focused Large Cap Growth Portfolio ..................................    31,071,516    19,598,251
        SVS Focus Value+Growth Portfolio ........................................   170,419,247   158,865,057
        SVS Growth and Income Portfolio .........................................    50,178,712    22,021,783
        SVS Growth Opportunities Portfolio ......................................    71,767,843    27,987,500
        SVS Index 500 Portfolio .................................................    53,788,695     3,781,196
        SVS Mid Cap Growth Portfolio ............................................     7,277,658     1,420,031
        SVS Strategic Equity Portfolio ..........................................     9,346,050         4,975
        SVS Venture Value Portfolio .............................................    14,704,676        86,962







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For the six months ended June 30, 2001, transactions for written options were as follows for the Scudder Small Cap Growth Portfolio:


                                          Contracts        Premium ($)
     -------------------------------------------------------------------
     Beginning of period.............          --                --
     Written.........................       5,450         1,257,170
     Expired.........................          --                --
     Closed..........................          --                --
                                          --------        ----------
     End of period...................       5,450         1,257,170
                                          --------        ----------

For the six months ended June 30, 2001, transactions for written options were as follows for the Scudder Technology Growth Portfolio:

                                         Contracts        Premium ($)
     -------------------------------------------------------------------
     Beginning of period.............          --                --
     Written.........................         498           154,380
     Expired.........................          --                --
     Closed..........................          --                --
                                          --------         ---------
     End of period...................         498           154,380
                                          --------         ---------

C. Transactions with Affiliates

Management Agreement. Under the Trust's management agreement with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., the portfolios pay a monthly investment management fee, based on the average daily net assets of each portfolio, payable monthly, at the annual rates shown below:

                                                    Annual Management
     Portfolio                                            Fee Rate
     -------------------------------------------------------------------
     Scudder Blue Chip Portfolio..............              0.65%
     Scudder Contrarian Value Portfolio.......              0.75%
     Scudder Government Securities Portfolio..              0.55%
     Scudder Growth Portfolio.................              0.60%
     Scudder High Yield Portfolio.............              0.60%
     Scudder International Research Portfolio.              0.75%
     Scudder Investment Grade Bond Portfolio..              0.60%
     Scudder Money Market Portfolio...........              0.50%
     Scudder Small Cap Growth Portfolio.......              0.65%
     Scudder Small Cap Value Portfolio........              0.75%
     Scudder Strategic Income Portfolio.......              0.65%
     Scudder Total Return Portfolio...........              0.55%
     SVS Focus Value+Growth Portfolio.........              0.75%

The Scudder Aggressive Growth Portfolio, Scudder Technology Growth Portfolio, SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio each pay ZSI a graduated investment management fee, based on the average daily net assets of the portfolio, payable monthly, at the annual rates shown below:

                                                    Annual Management
     Average Daily Net Assets of the Portfolio           Fee Rate
     -------------------------------------------------------------------
     $0-$250 million..........................              0.75%
     $250 million-$1 billion..................              0.72%
     $1 billion-$2.5 billion..................              0.70%
     $2.5 billion-$5 billion..................              0.68%
     $5 billion-$7.5 billion..................              0.65%
     $7.5 billion-$10 billion.................              0.64%
     $10 billion-$12.5 billion................              0.63%
     Over $12.5 billion.......................              0.62%

For the six months ended June 30, 2001, the portfolios incurred the following management fees:


                                             Management  Fees Waived
                                                 Fee      by Advisor  Effective
     Portfolio                                Imposed ($)     ($)      Rate (%)
     ---------------------------------------------------------------------------
     Scudder Aggressive Growth Portfolio......    244,294       --      0.75
     Scudder Technology Growth Portfolio......  1,177,109       --      0.74
     SVS Dreman Financial Services Portfolio..    278,006       --      0.75
     SVS Dreman High Return Equity Portfolio..    773,777       --      0.75







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SVS Dynamic Growth Portfolio, SVS Focused Large Cap Growth Portfolio, SVS Growth
and Income Portfolio, SVS Growth Opportunities Portfolio, SVS Mid Cap Growth Portfolio, SVS Strategic Equity Portfolio and SVS Venture Value Portfolio each pay ZSI a graduated investment management fee based on the average daily net assets of the portfolio, payable monthly, at the annual rates shown below:

                                                              Annual Management
     Average Daily Net Assets of the Portfolio                      Fee Rate
     ---------------------------------------------------------------------------
     $0-$250 million..........................                      1.000%
     $250 million-$500 million................                      0.975%
     $500 million-$1 billion..................                      0.950%
     $1 billion-$2.5 billion..................                      0.925%
     Over $2.5 billion........................                      0.900%

For the six months ended June 30, 2001, the portfolios incurred the following management fees:

                                             Management  Fees Waived
                                                 Fee      by Advisor  Effective
     Portfolio                               Imposed ($)    ($)        Rate (%)
     ---------------------------------------------------------------------------
     SVS Dynamic Growth Portfolio.............      --        4,137          --
     SVS Focused Large Cap Growth Portfolio... 144,045           --        0.79
     SVS Growth and Income Portfolio.......... 527,800           --        0.95
     SVS Growth Opportunities Portfolio....... 685,370           --        0.95
     SVS Mid Cap Growth Portfolio.............      --        4,827          --
     SVS Strategic Equity Portfolio...........      --        4,738          --
     SVS Venture Value Portfolio..............      --        9,583          --

In addition, the Advisor has temporarily agreed to absorb certain operating expenses of the SVS Dynamic Growth Portfolio, SVS Mid Cap Growth Portfolio, SVS Strategic Equity Portfolio and SVS Venture Value Portfolio. Under these arrangements, ZSI waived and absorbed expenses of $9,206, $8,304, $7,869 and $2,004, respectively, for the six months ended June 30, 2001.

The SVS Index 500 Portfolio pays ZSI a graduated investment management fee, based on the average daily net assets of the portfolio, payable monthly, at the annual rates shown below:

                                                        Annual Management
     Average Daily Net Assets of the Portfolio               Fee Rate
     ------------------------------------------------------------------------
     $0-$200 million..........................                 0.440%
     $200 million-$750 million................                 0.400%
     $750 million-$2 billion..................                 0.380%
     $2 billion-$5 billion....................                 0.365%
     Over $5 billion..........................                 0.335%

For the six months ended June 30, 2001, SVS Index 500 Portfolio paid ZSI its management fee amounting to $252,592, which was equivalent to an annual effective rate of 0.44%.

The Scudder Global Blue Chip Portfolio and Scudder New Europe Portfolio each pay ZSI a graduated investment investment management fee, based on the average daily net assets of the portfolio, payable monthly, at the annual rates shown below:

                                                      Annual Management
     Average Daily Net Assets of the Portfolio             Fee Rate
     ----------------------------------------------------------------------
     $0-$250 million .........................                  1.00%
     $250 million-$750 million................                  0.95%
     $750 million-$1.5 billion................                  0.90%
     $1.5-$3 billion .........................                  0.85%
     Over $3 billion .........................                  0.80%

For the six months ended June 30, 2001, the portfolios incurred the following management fees:

                                        Management   Fees Waived
                                            Fee      by Advisor     Effective
     Portfolio                          Imposed ($)     ($)          Rate (%)
     --------------------------------------------------------------------------
     Scudder Global Blue Chip Portfolio..   166,117         --        1.00
     Scudder New Europe Portfolio .......    21,462     53,836        0.29

Scudder Investments Ltd. (U.K.), serves as sub-advisor with respect to foreign securities investments in the Scudder International Research and Scudder Strategic Income Portfolios, and is paid by ZSI for its services.

--------------------------------------------------------------------------------


Dreman Value Management, L.L.C. serves as sub-advisor with respect to the investment and reinvestment of assets in the SVS Dreman Financial Services and SVS Dreman High Return Equity Portfolios, and is paid by Scudder for its services.

Invesco Funds Group, Inc. serves as sub-advisor with respect to the investment and reinvestment of assets in the SVS Dynamic Growth Portfolio, and is paid by ZSI for its services.

Eagle Asset Management, Inc. serves as sub-advisor with respect to the investment and reinvestment of assets in the SVS Focused Large Cap Growth Portfolio, and is paid by ZSI for its services.

Janus Capital Corporation serves as sub-advisor with respect to investment and reinvestment of assets in the SVS Growth and Income and SVS Growth Opportunities Portfolios, and is paid by ZSI for its services.

Davis Selected Advisors, Inc. serves as sub-advisor with respect to investment and reinvestment of assets in the SVS Index 500 Portfolio, and is paid by ZSI for its services.

Turner Investment Partners, Inc. serves as sub-advisor with respect to the investment and reinvestment of assets in the SVS Mid Cap Growth Portfolio, and is paid by ZSI for its services.

Oak Associates, Inc. serves as sub-advisor with respect to investment and reinvestment of assets in the SVS Strategic Equity Portfolio, and is paid by ZSI for its services.

Scudder Investments Ltd. (U.K.), serves as sub-advisor with respect to foreign securities investments in the SVS Venture Value Portfolio, and is paid by ZSI for its services.

Effective June 18, 2001, Jennison Associates serves as sub-advisor for the growth portion of the portfolio with respect to the investment and reinvestment of assets in the SVS Focus Value+Growth Portfolio, and is paid by ZSI for its services.

Fund Accounting Agent. Scudder Fund Accounting Corporation (SFAC), is responsible for determining the daily net asset value per share and maintaining the general accounting records of each portfolio. For the six months ended June 30, 2001, SFAC received the following fee for its services for the following portfolios:

                                                        Fees Waived
                                               Fee      by Advisor  Unpaid at
      Portfolio                             Imposed ($)     ($)    June 30, 2001
      --------------------------------------------------------------------------
      Scudder Aggressive Growth Portfolio ...    22,939      --      10,511
      Scudder Global Blue Chip Portfolio ....      --      25,121      --
      Scudder New Europe Portfolio ..........     4,894      --       4,894
      Scudder Technology Growth Portfolio ...    31,610      --       7,548
      SVS Dreman Financial Services Portfolio    25,553      --       6,157
      SVS Dreman High Return Equity Portfolio    24,359      --      10,775
      SVS Dynamic Growth Portfolio ..........      --      27,000      --
      SVS Focused Large Cap Growth Portfolio       --      18,596      --
      SVS Growth and Income Portfolio .......      --      28,646      --
      SVS Growth Opportunities Portfolio ....      --      77,123      --
      SVS Index 500 Portfolio ...............      --     102,070      --
      SVS Mid Cap Growth Portfolio ..........      --      27,000      --
      SVS Strategic Equity Portfolio ........      --      18,857      --
      SVS Venture Value Portfolio ...........      --      18,857      --


Officers and Trustees. Certain officers or trustees of the Trust are also officers of the Advisor. For the six months ended June 30, 2001, the Trust made no direct payments to its officers and incurred trustees' fees of $151,347 to independent trustees.

D. Expense Off-Set Arrangements

The portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the portfolio's expenses. During the six months ended June 30, 2001, the portfolios' custodian fees were reduced as follows under these arrangements:

       Portfolio                                 Amount ($)
       ----------------------------------------------------
       Scudder Aggressive Growth Portfolio ...     747
       Scudder Blue Chip Portfolio ...........     287
       Scudder Contrarian Value Portfolio ....       8
       Scudder Government Securities Portfolio   1,412

--------------------------------------------------------------------------------


       Scudder Growth Portfolio ..............     121
       Scudder High Yield Portfolio ..........      98
       Scudder Investment Grade Bond Portfolio   1,247
       Scudder Money Market Portfolio ........     982
       Scudder Small Cap Growth Portfolio ....     414
       Scudder Small Cap Value Portfolio .....     146
       Scudder Strategic Income Portfolio ....     740
       Scudder Technology Growth Portfolio ...   2,585
       Scudder Total Return Portfolio ........     466
       SVS Dreman Financial Services Portfolio     738
       SVS Dreman High Return Equity Portfolio      55
       SVS Focused Large Cap Growth Portfolio    3,080
       SVS Focus Value+Growth Portfolio ......     110
       SVS Growth and Income Portfolio .......   7,419
       SVS Growth Opportunities Portfolio ....   4,097
       SVS Index 500 Portfolio ...............      46

E. Commitments

As of June 30, 2001, the portfolio had entered into the following forward foreign currency exchange contracts resulting in the following:

     Scudder Strategic Income Portfolio:

                                                                          Net Unrealized
                                                                           Appreciation
                                                         Settlement       (Depreciation)
     Contracts to Deliver          In Exchange For          Date              (U.S.$)
     -------------------------------------------------------------------------------------
     CAD           941,514       USD           612,765         7/9/01             (9,243)
     EUR           404,209       USD           362,798         7/9/01             19,421
     JPY       120,013,545       USD           968,632         8/3/01              3,251
     GBP           157,236       USD           222,960        8/30/01              1,195
                                                                                --------
                                                                                  14,624
                                                                                --------


     Abbreviations
     ---------------------------
     USD    United States Dollar
     CAD    Canadian Dollar
     GBP    Great British Pound
     EUR    Euro
     JPY    Japanese Yen

F. Line of Credit

The Trust and several affiliated funds (the "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5%. Under the agreement the following portfolios may borrow up to a maximum percentage of their net assets.

                                              Facility
      Portfolio                            Borrowing Limit
      ------------------------------------------------------
      Scudder Aggressive Growth Portfolio ....    5%
      Scudder Blue Chip Portfolio ............   33
      Scudder Contrarian Value Portfolio .....   33
      Scudder Global Blue Chip Portfolio .....    5
      Scudder Government Securities Portfolio    33
      Scudder Growth Portfolio ...............   33
      Scudder High Yield Portfolio ...........   33
      Scudder International Research Portfolio   33
      Scudder Investment Grade Bond Portfolio    33
      Scudder Money Market Portfolio .........   33
      Scudder New Europe Portfolio ...........    5
      Scudder Small Cap Growth Portfolio .....   33
      Scudder Small Cap Value Portfolio ......   33
      Scudder Strategic Income Portfolio .....   33
      Scudder Technology Growth Portfolio ....    5

--------------------------------------------------------------------------------


      Scudder Total Return Portfolio .........   33
      SVS Dreman Financial Services Portfolio    33
      SVS Dreman High Return Equity Portfolio    33
      SVS Dynamic Growth Portfolio ...........    5
      SVS Focused Large Cap Growth Portfolio .    5
      SVS Focus Value+Growth Portfolio .......   33
      SVS Growth and Income Portfolio ........    5
      SVS Growth Opportunities Portfolio .....    5
      SVS Index 500 Portfolio ................    5
      SVS Mid Cap Growth Portfolio ...........    5
      SVS Strategic Equity Portfolio .........    5
      SVS Venture Value Portfolio ............    5

      The following portfolios utilized the line of credit as follows:

                                                                              Interest Expense
                                                                               for six months
                                           Weighted            Weighted            ended
                                       Average outstanding  Average Interest   June 30, 2001
      Portfolio                         Daily Balance ($)       Rate (%)            ($)
      ----------------------------------------------------------------------------------------
      Scudder Contrarian Value Portfolio..     600,000           4.62                  154
      Scudder High Yield Portfolio .......   1,553,846           4.69                2,565
      Scudder New Europe Portfolio .......     327,778           5.18                  815
      Scudder Total Return Portfolio .....   1,300,000           4.62                  334

G. Acquisition of Assets

On April 27, 2001, the Scudder Total Return Portfolio ("Acquiring Portfolio") acquired all the net assets of the Kemper Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio and the Kemper Horizon 5 Portfolio ("Acquired Portfolios") pursuant to a plan of reorganization approved by the shareholders. The acquisition was accomplished by a tax-free exchange of 46,931,368 shares of the Acquiring Portfolio for the 95,474,323 shares of the Acquired Portfolios (unadjusted for June 18, 2001 stock split) outstanding on April 30, 2001. Kemper Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio and the Kemper Horizon 5 Portfolio's net assets at that date ($25,401,631, $50,410,127 and $34,187,073, respectively), including $1,924,485, $2,012,619 and $651,382, respectively, of net unrealized appreciation, were combined with those of Scudder Total Return Portfolio. The aggregate net assets of Scudder Total Return Portfolio immediately before the acquisition were $803,790,624. The combined net assets of the Scudder Total Return Portfolio immediately following the acquisition were $913,789,455.

Additionally, on April 30, 2001, the Scudder Growth Portfolio ("Acquiring Portfolio") acquired all the net assets of the Scudder Variable Life Large Company Growth Portfolio ("Acquired Portfolio") pursuant to a plan of reorganization approved by the shareholders. The acquisition was accomplished by a tax-free exchange of 3,180,533 shares of the Acquiring Portfolio (unadjusted for June 18, 2001 stock split) for the 1,317,680 shares of the Acquired Portfolio outstanding on May 1, 2001. The Acquired Portfolio's net assets at that date ($7,576,034), including $1,226,003 of net unrealized depreciation, were combined with those of Scudder Growth Portfolio. The aggregate net assets of Scudder Growth Portfolio immediately before the acquisition were $491,110,861. The combined net assets of the Scudder Growth Portfolio immediately following the acquisition were $498,686,895.

H. Change In Accounting Principle

As required, effective January 1, 2001, each Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on debt securities. Prior to January 1, 2001, each Portfolio did not amortize premiums on debt securities. The following portfolios were impacted by the adoption of the audit guide as follows:

Scudder Government Securities Portfolio

The cumulative effect of this accounting change had no impact on total net assets of the Portfolio, but resulted in a $386,300 reduction in cost of securities and a corresponding $386,300 increase in net unrealized appreciation, based on securities held by the Scudder Government Securities Portfolio on January 1, 2001.

The effect of this change for the six months ended June 30, 2001 was to decrease net investment income by $346,485: increase net unrealized appreciation by $35,931 and increase net realized gains by $310,554. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

--------------------------------------------------------------------------------

Scudder High Yield Portfolio

The cumulative effect of this accounting change had no impact on total net assets of the Portfolio, but resulted in a $1,106,980 reduction in cost of securities and a corresponding $1,106,980 increase in net unrealized appreciation, based on securities held by the Scudder High Yield Portfolio on January 1, 2001.

The effect of this change for the six months ended June 30, 2001 was to decrease net investment income by $443,561: increase net unrealized appreciation by $16,228 and increase net realized gains by $427,333. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Scudder Investment Grade Bond Portfolio

The cumulative effect of this accounting change had no impact on total net assets of the Portfolio, but resulted in a $56,481 reduction in cost of securities and a corresponding $56,481 increase in net unrealized appreciation, based on securities held by the Scudder Investment Grade Bond Portfolio on January 1, 2001.

The effect of this change for the six months ended June 30, 2001 was to decrease net investment income by $52,127: increase net unrealized appreciation by $14,551 and increase net realized gains by $37,576. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Scudder Strategic Income Portfolio

The cumulative effect of this accounting change had no impact on total net assets of the Portfolio, but resulted in a $2,068 reduction in cost of securities and a corresponding $2,068 increase in net unrealized appreciation, based on securities held by the Scudder Strategic Income Portfolio on January 1, 2001.

The effect of this change for the six months ended June 30, 2001 was to decrease net investment income by $4,582: increase net unrealized appreciation by $6,550 and decrease net realized gains by $1,968. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Scudder Total Return Portfolio

The cumulative effect of this accounting change had no impact on total net assets of the Portfolio, but resulted in a $235,309 reduction in cost of securities and a corresponding $235,309 increase in net unrealized appreciation, based on securities held by the Scudder Total Return Portfolio on January 1, 2001.

The effect of this change for the six months ended June 30, 2001 was to decrease net investment income by $176,530: decrease net unrealized appreciation by $155,163 and increase net realized gains by $331,693. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

SVS Growth and Income Portfolio

The cumulative effect of this accounting change had no impact on total net assets of the Portfolio, but resulted in a $204,242 reduction in cost of securities and a corresponding $204,242 increase in net unrealized appreciation, based on securities held by the SVS Growth and Income Portfolio on January 1, 2001.

The effect of this change for the six months ended June 30, 2001 was to decrease net investment income by $24,325: increase net unrealized depreciation by $188,100 and increase net realized gains by $212,425. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

I. Stock Split

On June 18, 2001, each of the portfolios conducted a 1 for 10 reverse stock split for the shareholders of the Trust, excluding Scudder Money Market Portfolio, SVS Dynamic Growth Portfolio, SVS Mid Cap Growth Portfolio, SVS Strategic Equity Portfolio and SVS Venture Value Portfolio. All capital share activity on the Statements of Changes in Net Assets and per share data on the Financial Highlights tables have been restated to reflect the reverse stock split.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

This report must be preceded or accompanied by the current prospectus.

These portfolios are only available as variable subaccount options in a variety of variable annuities and life products and are not available for direct investment. Variable annuities and variable universal life are long-term, tax-deferred vehicles that have insurance features, such as annuitization options and death benefits.










Investment Manager:
Zurich Scudder Investments, Inc.
222 South Riverside Plaza Chicago, IL 60606
(Tel) 800-778-1482



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                              INVESTMENTS


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